As Filed with the SEC on April 15, 2014

Securities Act File No. 2-76580

Investment Company Act File No. 811-03421

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-3

REGISTRATION STATEMENT

under

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 50 ☒

and

REGISTRATION STATEMENT

under

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 51 ☒

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10

(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

(Name of Insurance Company)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

(973) 367-7521

(Address and telephone number of Insurance Company’s principal executive offices)

Deborah A. Docs

Gateway Center Three

100 Mulberry Street, 4th Floor

Newark, NJ 07102

(Name and address of agent for service)

Copy to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue, NW

Washington, D.C. 20001

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraphs (b) of Rule 485

☒ on May 1, 2014 pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(i) of Rule 485

☐ on (        ) pursuant to paragraph (a)(i) of Rule 485

☐ 75 days after filing pursuant (a)(ii) of Rule 485

☐ on (        ) pursuant to paragraph (a)(ii) of Rule 485

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The MEDLEYTM Program
PROSPECTUS • MAY 1, 2014
This prospectus describes contracts (the Contracts) offered by The Prudential Insurance Company of America (Prudential) for use in connection with retirement arrangements that qualify for tax benefits under Sections 401, 403(b), 408, 408A or 457 of the Internal Revenue Code of 1986, as amended. The Contracts may also be used with non-qualified arrangements. Contributions under the Contracts may be invested in The Prudential Variable Contract Account-10 (VCA 10), The Prudential Variable Contract Account-11 (VCA 11) and The Prudential Variable Contract Account-24 (VCA 24), each of which are explained in this Prospectus.
The following portfolios of The Prudential Series Fund are currently available through VCA 24: Conservative Balanced, Diversified Bond, Equity, Flexible Managed, Global, Government Income and Stock Index. This prospectus sets forth information that a prospective investor should know before investing in the Contracts.
Please read this prospectus before investing and keep it for future reference. To learn more about the Contracts, you may request the annual and semi-annual reports for MEDLEY Participants or the MEDLEY Statement of Additional Information (SAI), dated May 1, 2014. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The table of contents of the SAI appears on page 48 of this prospectus.
The SEC's web site (http://www.sec.gov) contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. For a free copy of the SAI or a Participant report or for Participant questions, call us at: 1-877-778-2100 or write us at: Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789. The SAI, annual report and semi-annual report are also available at www.prudentialfunds.com.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Investments are subject to risk, including possible loss of principal. An investment in the contract is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation or any other government agency.
© 2014 Prudential Financial, Inc. and its related entities. Prudential, the Prudential logo, the Rock symbol and Bring Your Challenges are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

3	GLOSSARY
3	SPECIAL TERMS
5	FEES & EXPENSES
5	FEE TABLES
6	EXAMPLES
8	SUMMARY
8	ABOUT THE CONTRACTS AND THE MEDLEY PROGRAM
9	ABOUT PRUDENTIAL & THE INVESTMENT OPTIONS
11	INVESTMENT PRACTICES
18	UNIT VALUE
18	HOW UNIT VALUE IS DETERMINED
20	MANAGEMENT
20	THE COMMITTEE
20	ADVISORY ARRANGEMENTS
22	CONTRACT CHARGES
22	SALES CHARGES & FEES
24	THE CONTRACT
24	INTRODUCTION
24	ACCUMULATION PERIOD
33	ANNUITY PERIOD
34	OTHER INFORMATION
36	ADDITIONAL INFORMATION
36	SALE & DISTRIBUTION
36	FEDERAL TAXATION
37	TAX-QUALIFIED RETIREMENT ARRANGEMENTS USING THE CONTRACTS
40	WITHHOLDING
40	DEATH BENEFITS
40	TAXES ON PRUDENTIAL
40	VOTING RIGHTS
41	LITIGATION
44	POLICIES OF THE VCA ACCOUNTS
47	OTHER INFORMATION
48	TABLE OF CONTENTS: STATEMENT OF ADDITIONAL INFORMATION
49	APPENDIX
49	DESCRIPTION OF TERMS
51	FINANCIAL HIGHLIGHTS
51	INTRODUCTION
51	VCA 10 FINANCIAL HIGHLIGHTS
53	VCA 11 FINANCIAL HIGHLIGHTS
55	VCA 24 ACCUMULATION UNIT VALUES (Assumes an Administrative Fee of .75)
57	VCA 24 ACCUMULATION UNIT VALUES (Assumes an Administrative Fee of .20)

GLOSSARY
SPECIAL TERMS
We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.
Accumulation Period: The period that begins with the Contract Date (see definition below) and ends when you start receiving income payments or earlier if the Contract is terminated through a full withdrawal or payment of a death benefit.
Accumulation Account: An account used to calculate the value of your assets allocated to an investment option during the accumulation period. You have a separate ACCUMULATION ACCOUNT for each investment option.
Companion Contract: A fixed dollar group annuity contract issued by The Prudential Insurance Company of America (Prudential) under which contributions may be made for Participants in the MEDLEY Program.
Contract: The group variable annuity contract described in this prospectus.
Contract Date: The date Prudential receives the initial contribution on behalf of a Participant and all necessary paperwork is in good order. Contract anniversaries are measured from the Contract Date.
Contractholder: The employer, association or trust to which Prudential has issued a Contract.
Contributions: Payments made under the Contract for the benefit of a Participant.
Good Order: Sufficiently clear instruction received by the Prudential Retirement Service Center or a designated third party pricing agent (if your plan is not serviced by Prudential), on a Business Day before the close of business, which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order includes receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.
Income Period: The period that begins when you start receiving income payments under a Contract.
Investment Options: The Prudential Variable Contract Account-10 (VCA 10), The Prudential Variable Contract Account-11 (VCA 11) and The Prudential Variable Contract Account-24 (VCA 24).
Non-Qualified Combination Contract: A group variable annuity contract issued in connection with non-qualified arrangements that permits Participants, under a single Contract, to direct contributions to VCA 10, VCA 11, VCA 24 or a general account fixed rate option of Prudential.
Participant or you: The person for whose benefit contributions are made under a Contract.
Prudential or we: The Prudential Insurance Company of America.
Prudential Retirement Service Center: Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789. The phone number is (877) 778-2100. Prudential’s website is www.prudential.com/online/retirement. For items required to be sent to the Prudential Retirement Service Center, your correspondence is not considered received by us until it is received at the Prudential Retirement Service Center. Where this prospectus refers to the day when we receive a transaction request, we mean the day on which the transaction arrives in Good Order at the Prudential
3

Retirement Service Center, or via the appropriate telephone number, fax number or website if the item is a type we accept by those means. There are two main exceptions: if the item is received at the Prudential Retirement Service Center (1) on a day that is not a Business Day or (2) after the close of a Business Day. In each such instance, a transaction received in Good Order will be deemed received on the next Business Day.
Qualified Combination Contract: A group variable annuity contract issued in connection with a qualified arrangement that permits Participants, under a single Contract, to direct contributions to VCA 10, VCA 11, VCA 24 or a general account fixed rate option of Prudential.
Separate Account: Purchase payments allocated to an investment option available under a Contract are held by Prudential in a separate account. VCA 10, VCA 11 and VCA 24 are each a separate account.
Tax Deferral: A way to increase your assets without being taxed every year. Taxes are not paid on investment gains until you receive a distribution, such as a withdrawal or annuity payment.
Unit and Unit Value: You are credited with units of the MEDLEY investment options you select (Units). Initially, the number of Units credited to you is determined by dividing the amount of the contribution made on your behalf by the applicable Unit Value for that day for that investment option. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of the investment option plus any Contract charges that may apply to you.
4	The MEDLEYTM Program

FEES & EXPENSES
FEE TABLES
The following table describes the fees and expenses that you will pay when buying, owning and surrendering the VCA 10 and VCA 11 Contracts. For more information, see Contract Charges, later in the Prospectus.
VCA 10 & VCA 11 Fee Table
Participant Transaction Expenses*
Sales Load Imposed on Purchases (as a percentage of contributions made)	None
Maximum Deferred Sales Load (as a percentage of contributions withdrawn)	None
Exchange Fee	None
New Loan Application Fee	$100
Annual Contract Fee (maximum)	$30
Annual Loan Processing Charge (maximum)	$60
Annual Expenses (as a percentage of average net assets)
Mortality and Risk Expense Fees	None
Investment Management Fees	0.25%
Maximum Administrative Fees**	0.75%
Total Annual Expenses	1.00%
* Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant's investment in a Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant's investment under the Contract to cover such taxes or assessments, if any, when applicable. The rates of states that impose the taxes currently range from 0.5% to 3.5%.
** Prudential may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the Contractholder's retirement arrangement, as reflected in the three classes of Units of VCA 10 and VCA 11 that may be issued: Class I Units bear the maximum Administrative Fee of 0.75%, Class II Units bear an Administrative Fee of 0.25%. Class III Units bear an Administrative Fee of 0.20%.
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the VCA 24 Contract. The first table describes the fees and expenses that you will pay at the time you invest in the Contract, surrender the Contract, or transfer cash value between investment options. For more information, see Contract Charges, later in the Prospectus.
VCA 24 Fee Table
Participant Transaction Expenses*
Sales Load Imposed on Purchases	None
Maximum Deferred Sales Load (as a percentage of contributions withdrawn)	None
Exchange Fee	None
New Loan Application Fee	$100
* Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant's investment in a Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant's investment under the Contract to cover such taxes or assessments, if any, when applicable. The rates of states that impose the taxes currently range from 0.5% to 3.5%.
The next table describes the fees and expenses that you will pay periodically during the time that you own the VCA 24 Contract, not including fees and expenses of the Portfolios of The Prudential Series Fund (Series Fund).
VCA 24 Fees
Annual Contract Fee (maximum)	$30
Annual Loan Processing Charge (maximum)	$60
Separate Account Annual Expenses (as a percentage of average net assets)
Mortality and Expense Risk Fees	None
Administrative Fees*	0.75%
Total Separate Account Annual Expenses	0.75%
* Prudential may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the Contractholder's retirement arrangement.
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The next item shows the minimum and maximum total operating expenses charged by the Portfolios of the Series Fund that you may pay periodically during the time that you invest in the Contract. More detail concerning each Portfolio of the Series Fund and each Portfolio's fees and expenses is set forth in the next section and in the prospectus for the Series Fund.
The Prudential Series Fund: Operating Expense Range
	Minimum	Maximum
Total Annual Portfolio Operating Expenses*	0.37%	0.84%
* Total Annual Portfolio Operating Expenses denotes expenses that are deducted from Portfolio assets, including investment management fees and other expenses.
Below is more detailed information regarding the expenses of the Portfolios of the Series Fund for the fiscal year ended December 31, 2013:
Expenses of the Series Fund Portfolios
	Conservative Balanced	Diversified Bond	Equity (Class I Shares)	Flexible Managed	Global	Gov't Income	Stock Index
Investment Management Fee	0.55%	0.40%	0.45%	0.60%	0.75%	0.40%	0.35%
Acquired Fund Fees and Expenses	None	None	None	None	None	None	None
Other Expenses	0.04%	0.05%	0.02%	0.03%	0.09%	0.09%	0.02%
Total Annual Portfolio Operating Expenses	0.59%	0.45%	0.47%	0.63%	0.84%	0.49%	0.37%
EXAMPLES
The following expense examples will help you compare the fees and expenses of the VCA 10, VCA 11 and VCA 24 Contracts with other variable annuity contracts. The examples are calculated based on the expenses listed in the tables appearing in the “Fee Tables” section of this prospectus. Actual expenses may be greater or less than those shown. For the VCA 24 Contract, the examples assume the maximum fees and expenses for any of the available Portfolios of the Series Fund.
The expense examples assume that you invest $10,000 at the beginning of the period and that your investment returns 5% annually. The examples assume that, at the end of each indicated period, you surrender your Contract, or annuitize your Contract, or that you do not surrender your Contract. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
VCA 10 & VCA 11 Examples*
	1 Year	3 Years	5 Years	10 Years
If Contract Surrendered:	$102	$318	$552	$1,225
If Contract Annuitized:	$102	$318	$552	$1,225
If Contract is Not Surrendered:	$102	$318	$552	$1,225
* The Annual Contract Fee is reflected in the above example upon the assumption that it is deducted from each of the available investment options, including the Companion Contract and fixed rate option, in the same proportions as the aggregate Annual Contract Fees are deducted from each option. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated.
VCA 24 Examples*
	1 Year	3 Years	5 Years	10 Years
If Contract Surrendered:	$165	$511	$881	$1,921
If Contract Annuitized:	$165	$511	$881	$1,921
If Contract is Not Surrendered:	$165	$511	$881	$1,921
If Contract Surrendered at End of Applicable Time Period:*
	1 Year	3 Years	5 Years	10 Years
Conservative Balanced	$144	$449	$776	$1,701
Diversified Bond	$129	$403	$697	$1,533
Equity (Class I Shares)	$134	$418	$723	$1,590
Flexible Managed	$150	$465	$802	$1,757
6	The MEDLEYTM Program

If Contract Surrendered at End of Applicable Time Period:*
	1 Year	3 Years	5 Years	10 Years
Global	$165	$511	$881	$1,921
Government Income	$129	$403	$697	$1,533
Stock Index	$119	$371	$643	$1,420
If Contract Annuitized or Not Surrendered at End of Applicable Time Period:*
	1 Year	3 Years	5 Years	10 Years
Conservative Balanced	$144	$449	$776	$1,701
Diversified Bond	$129	$403	$697	$1,533
Equity (Class I Shares)	$134	$418	$723	$1,590
Flexible Managed	$150	$465	$802	$1,757
Global	$165	$511	$881	$1,921
Government Income	$129	$403	$697	$1,533
Stock Index	$119	$371	$643	$1,420
* The annual contract fee is reflected in the above examples upon the assumption that it is deducted from each of the available investment options, including the Companion Contract and fixed rate option, in the same proportions as the aggregate annual contract fees are deducted from each investment option. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated.
The Financial Highlights and Accumulation Unit Value Tables appear at the end of this prospectus.
7

SUMMARY
ABOUT THE CONTRACTS AND THE MEDLEY PROGRAM
The Contracts
Five of the six group variable annuity contracts that make up the MEDLEY Program are described in this prospectus. A group variable annuity contract is a contract between a Contractholder and Prudential, an insurance company. The Contracts offer a way to invest on a tax-deferred basis and are intended for retirement savings or other long-term investment purposes. The Contracts, like all deferred annuity contracts, have two phases—an accumulation period and an income period. During the accumulation period, earnings accumulate on a tax-deferred basis. That means you are only taxed on the earnings when you withdraw them. The second phase—the income period—occurs when you begin receiving regular payments from your Contract. The amount of money earned during the accumulation period determines the amount of payments you will receive during the income period.
The Contracts generally are issued to employers who make contributions on behalf of their employees under Sections 401, 403(b) or 457 of the Internal Revenue Code or a non-qualified retirement arrangement. In this case, the employer is called the “Contractholder” and the person for whom contributions are being made is a “Participant.”
The MEDLEY Program
The following six group annuity contracts make up the MEDLEY Program:
■	VCA 10 Contract—which provides for contributions to be invested in VCA 10.
■	VCA 11 Contract—which provides for contributions to be invested in VCA 11.
■	VCA 24 Contract—which provides for contributions to be invested in one or more of the Portfolios of the Series Fund.
■	Qualified Combination Contract—is a qualified contract which provides for contributions to be invested in VCA 10, VCA 11, VCA 24 and a fixed rate option provided by Prudential.
■	Non-Qualified Combination Contract—is a non-qualified contract which provides for contributions to be invested in VCA 10, VCA 11, VCA 24 and a fixed rate option provided by Prudential.
■	Companion Contract—is a fixed dollar group annuity contract issued by Prudential. (This Contract is not described in this prospectus.)
Your employer, which generally is the Contractholder, will decide which of these Contracts will be made available to you. Depending on the Contractholder's selection, you may be able to choose to have contributions made on your behalf to VCA 10, VCA 11 and/or VCA 24. You may also change how the contributions are allocated, usually by notifying Prudential at the address shown on the cover of this prospectus. In general, your request may be made by telephone, electronically, or otherwise in paper form to Prudential Retirement. All permitted telephone transactions may normally be initiated by calling Prudential at 1-877-778-2100. All permitted internet transactions may be made through www.prudential.com/online/retirement. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to participants as authorized by the Contractholder.
Depending on market conditions, you can make or lose money by investing in VCA 10, VCA 11 or VCA 24. The value of your Contract will fluctuate with its investment performance. Performance information is provided in the SAI. Remember, past performance is not a guarantee of future results.
Contributions
Contributions may be made through a payroll deduction program or a similar arrangement with the Contractholder. If Contributions are being made to an Individual Retirement Annuity they must be at least $500. All contributions may be allocated among the investment options available to you under your Contract. Checks should be made payable to The Prudential Insurance Company of America.
Charges
No sales charge is deducted when a contribution is made. An annual account charge may be made. The annual account charge will not exceed $30 in any calendar year and will be divided up among your investment options.
8	The MEDLEYTM Program

VCA 10 and VCA 11 are subject to fees for investment management and administration services. VCA 24 is subject to an administration fee only, but the Series Fund portfolios are subject to investment management fees and other expenses. These fees will have the effect of decreasing investment performance, which in turn, determines how much you earn during the accumulation period of your Contract. There are no mortality and expense risk fees under the Contracts.
Withdrawals & Transfers
As explained later, notices, forms and requests for transactions related to the Contracts may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and participants.
All permitted telephone transactions may normally be initiated by calling Prudential at 1-877-778-2100. All permitted internet transactions may be made through www.prudential.com/online/retirement. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to participants as authorized by the Contractholder.
All written withdrawal requests and death benefit claims relating to a Participant's interest in VCA 10, VCA 11 or VCA 24 must be made in one of the following ways:
■	by mail to Prudential Retirement, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789 or
■	by fax to Prudential Retirement, Attn: Client Services at (866) 439-8602.
In order to process a withdrawal request or death benefit claim, it must be submitted to Prudential in Good Order.
In some cases, the Contractholder or a third-party may provide recordkeeping services for a Contract instead of Prudential. In that case, withdrawal and transfer procedures may vary.
Transaction requests (including death benefit claims) received directly by Prudential in Good Order on a given Business Day before the established transaction cutoff time (4 PM Eastern Time, or such earlier time that the New York Stock Exchange may close or such earlier time that the Contractholder and Prudential have agreed to) will be effective for that Business Day.
Note: Prudential does not guarantee access to telephonic, facsimile, internet or any other electronic information or that it will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can Prudential provide any assurances as to the delivery of transaction instructions submitted by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which Prudential will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Prudential reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.
ABOUT PRUDENTIAL & THE INVESTMENT OPTIONS
Prudential
Prudential is a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Prudential's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract or policy.
Prudential is responsible for the administration and recordkeeping activities for VCA 10, VCA 11 and VCA 24. Prudential's financial statements are included in the SAI.
9

Prudential Investment Management Services LLC (PIMS), an indirect wholly-owned subsidiary of Prudential Financial, is the principal underwriter of the Contracts. That means it is responsible for certain sales and distribution functions for the Contracts. PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934. Its main offices are located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.
The Investment Options & the Series Fund
VCA 10 and VCA 11 were created on March 1, 1982 and VCA 24 was created on April 29, 1987. Each is a separate account of Prudential. This means the assets of each are the property of Prudential but are kept separate from Prudential's general assets and cannot be used to meet liabilities from Prudential's other businesses.
VCA 10 and VCA 11 are registered with the SEC as open-end, diversified management investment companies. VCA 24 is registered with the SEC as a unit investment trust, which is another type of investment company.
If VCA 24 is available under your Program, you may invest in one or more of the portfolios of the Series Fund. Like VCA 10 and VCA 11, the Series Fund is registered with the SEC as an open-end, diversified management investment company. Shares of the Series Fund are sold at their net asset value to separate accounts (including VCA 24) established by Prudential and certain other insurers that offer variable life and variable annuity contracts.
Because shares of the Series Fund are sold to both variable life and variable annuity separate accounts, it is possible that in the future the interest of one type of account may conflict with the other. This could occur, for example, if there are changes in state insurance law or federal income tax law. Although such developments are not currently anticipated, Prudential and the Series Fund Board of Trustees monitor events in order to identify any material conflicts.
10	The MEDLEYTM Program

INVESTMENT PRACTICES
Investment Objectives & Policies
Investment Practices
Before making your allocation decision, you should carefully review the investment objectives and policies of each of your investment options. VCA 10, VCA 11 and the available Series Fund portfolios have different goals and strategies which may affect the level of risk and return of your investment. There is no guarantee that VCA 10, VCA 11 or any of the Series Fund portfolios will meet their objectives.
Investment Objectives & Policies: VCA 10
VCA 10's investment objective is long-term growth of capital. VCA 10 will seek to achieve this objective by investing primarily in equity securities of major, established corporations. Current income, if any, is incidental to this objective. VCA 10 may also invest in preferred stocks, warrants and bonds that can be converted into a company's common stock or other equity security.
Equity securities are subject to equity risk and market risk. Equity risk is the risk that the value of a particular stock or other equity-related security owned by VCA 10 could fluctuate, perhaps greatly, in response to a number of factors such as changes in the issuer’s financial condition or the value of the equity markets or a sector of the markets. Such events may result in losses to VCA 10. In addition, equity investments are subject to market risk, the risk that the markets in which VCA 10 invests may experience volatility and go down in value, possibly sharply and unpredictably. VCA 10's holdings can vary from broad market indexes, and the performance of VCA 10 can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
Under normal market conditions, VCA 10 may also invest up to 20% of its total assets in short, intermediate or long term debt instruments that have been rated “investment grade.” (This means major rating services, like Standard & Poor's Ratings Group or Moody's Investors Service Inc., have rated the securities within one of their four highest rating groups.) In response to adverse market conditions, we may invest a higher percentage in debt instruments. Investment in debt instruments involves a variety of risks, including the risk that an issuer or guarantor of the instrument will be unable to pay obligations when due (credit risk); the risk that VCA 10 may be unable to sell some or all of the instruments it holds, either at the price it values the instrument or at any price (liquidity risk); and the risk that the rates of interest income generated by the instruments may decline due to a decrease in market interest rates and that the market prices of the instruments may decline due to an increase in market interest rates (interest rate risk).
VCA 10 may also invest in foreign securities traded on U.S. exchanges and markets, including common stocks, American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and similar receipts or shares. ADRs and ADSs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank. Although not a principal strategy, VCA 10 may also invest in other foreign securities, including foreign securities traded on foreign exchanges or markets. VCA 10’s investment in foreign securities is limited to a maximum of 30% of its total assets.
Investment in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes: Changes in currency exchange rates may affect the value of foreign securities held by VCA 10; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S markets, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are often less liquid than U.S. markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxations and limitations on repatriating investment proceeds. ADRs and ADSs may be subject to fewer risks than direct investments in foreign securities because they may be traded on more liquid markets and the companies are usually subject to financial reporting standards similar to those applicable to U.S. companies.
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VCA 10 may also purchase and sell financial futures contracts, including futures contracts on stock indexes, interest-bearing securities (for example, U.S. Treasury bonds and notes) or interest rate indexes. The use of futures contracts for hedging purposes involves several risks. While our hedging transactions may protect VCA 10 against adverse movements in interest rates or other economic conditions, they may limit our ability to benefit from favorable movements in interest rates or other economic conditions. Hedging transactions may reduce or eliminate gains or magnify losses if the market moves in an unanticipated manner. There are also the risks that we may not correctly predict changes in the market and that there may be an imperfect correlation between the futures contract price movements and the securities being hedged. Nor can there be any assurance that a liquid market will exist at the time we wish to close out a futures position or that a hedging transaction will reduce risk or be cost effective. Most futures exchanges and boards of trade limit the amount of fluctuation in futures prices during a single day—once the daily limit has been reached, no trades may be made that day at a price beyond the limit. It is possible for futures prices to reach the daily limit for several days in a row with little or no trading. This could prevent us from liquidating an unfavorable position while we are still required to meet margin requirements and continue to incur losses until the position is closed.
We may also purchase and sell futures contracts on foreign currencies or groups of foreign currencies.
In addition to futures contracts, VCA 10 is permitted to purchase and sell options on equity securities, debt securities, securities indexes, foreign currencies and financial futures contracts. An option gives the owner the right to buy (a call option) or sell (a put option) securities at a specified price during a given period of time. VCA 10 will only invest in covered options. An option can be covered in a variety of ways, such as setting aside certain securities or cash equal in value to the obligation under the option.
Options involve certain risks. We may not correctly anticipate movements in the relevant markets. If this happens, VCA 10 would realize losses on its options position. In addition, options have risks related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although generally VCA 10 will only purchase or write exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange or otherwise may exist and we might not be able to effect closing transactions in particular options. In this event, VCA 10 would have to exercise its options in order to realize any profit and would incur brokerage commissions both upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of such options (or upon the purchase of underlying securities for the exercise of put options). If VCA 10—as a covered call option writer—is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.
Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that we may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA 10 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA 10 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA 10.
VCA 10 may invest in securities backed by real estate or shares of real estate investment trusts—called REITs—that are traded on a stock exchange or NASDAQ. These types of securities are sensitive to factors that many other securities are not—such as real estate values, property taxes, overbuilding, cash flow and the management skill of the issuer. They may also be affected by tax and regulatory requirements, such as those relating to the environment.
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From time to time, VCA 10 may invest in repurchase agreements. In a repurchase agreement, one party agrees to sell a security and also to repurchase it at a set price and time in the future. The period covered by a repurchase period is usually very short—possibly overnight or a few days—though it can extend over a number of months. Because these transactions may be considered loans of money to the seller of the underlying security, VCA 10 will only enter into repurchase agreements that are fully collateralized. VCA 10 will not enter into repurchase agreements with Prudential or its affiliates as seller. VCA 10 may enter into joint repurchase transactions with other Prudential investment companies.
VCA 10 may also enter into reverse repurchase agreements and dollar roll transactions. In a reverse repurchase arrangement, VCA 10 agrees to sell one of its portfolio securities and at the same time agrees to repurchase the same security at a set price and time in the future. During the reverse repurchase period, VCA 10 often continues to receive principal and interest payments on the security that it “sold.” Each reverse repurchase agreement reflects a rate of interest for use of the money received by VCA 10 and, for this reason, has some characteristics of borrowing.
Dollar rolls occur when VCA 10 sells a security for delivery in the current month and at the same time agrees to repurchase a substantially similar security from the same party at a specified price and time in the future. During the roll period, VCA 10 does not receive the principal or interest earned on the underlying security. Rather, it is compensated by the difference in the current sales price and the specified future price as well as by interest earned on the cash proceeds of the original “sale.”
Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities held by VCA 10 may decline below the price of the securities VCA 10 has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, VCA 10's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce VCA 10's obligation to repurchase the securities.
From time to time, VCA 10 may purchase or sell securities on a when-issued or delayed delivery basis—that is, delivery and payment can take place a month or more after the date of the transaction. VCA 10 will enter into when-issued or delayed delivery transactions only when it intends to actually acquire the securities involved.
VCA 10 may also enter into short sales against the box. In this type of short sale, VCA 10 owns the security sold (or one convertible into it), but borrows the stock for the actual sale.
VCA 10 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 10 might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same - to increase or decrease exposure to long- or short-term interest rates. For example, VCA 10 may enter into a swap transaction to preserve a return or spread on a particular investment to a portion of its portfolio or to protect against any increase in the price of securities that VCA 10 anticipates purchasing at a later date. VCA 10 will maintain appropriate liquid assets to cover its obligations under swap agreements.
The use of swap agreements is subject to certain risks. As with options and futures, if our prediction of interest rate movements is incorrect, VCA 10's total return will be less than if we had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. There is the risk that the counterparty will be unable to honor its financial obligations to VCA 10. Moreover, there is no guarantee that VCA 10 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
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VCA 10 may also use forward foreign currency exchange contracts. VCA 10's successful use of forward foreign currency exchange contracts depends on our ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.
VCA 10 may lend its portfolio securities.
VCA 10 may invest up to 15% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine VCA 10's net asset value. The 15% limit is applied as of the date VCA 10 purchases an illiquid security. It is possible that VCA 10's holding of illiquid securities could exceed the 15% limit, for example as a result of market developments or redemptions. An investment in illiquid securities may reduce the returns of VCA 10, because it may be unable to sell the illiquid securities at an advantageous time or price. VCA 10 may have difficulty determining the value of such securities, and no assurance can be given that the fair value prices accurately reflect the value of the security.
There is risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund investment, an investment in VCA 10 could lose value, and you could lose money.
More information about some of the investment techniques described above is provided in the SAI.
Investment Objectives & Policies: VCA 11
VCA 11's investment objective is to seek as high a level of current income as is consistent with the preservation of capital and liquidity. To achieve this objective, we invest in a diversified portfolio of short-term debt obligations issued by the U.S. Government, its agencies and instrumentalities, which include but are not limited to, direct obligations issued by the U.S. Treasury and obligations of certain entities that may be chartered or sponsored by acts of Congress, such as the Government National Mortgage Association (GNMA), the Farmers Home Administration, the Export-Import Bank, the Small Business Administration and senior unsecured debt guaranteed under the Federal Deposit Insurance Corporation's Temporary Liquidity Guarantee Program (which consists of qualifying debt of eligible institutions, including, among others, U.S. bank holding companies and insured depository institutions). VCA 11 may also invest in obligations issued by other U.S. Government entities that may be chartered or sponsored by Acts of Congress, but which are not backed by the full faith and credit of the U.S. Government.
We make investments that meet specific rules designed for money market mutual funds, including Rule 2a-7 of the Investment Company Act of 1940, as amended (the Investment Company Act, or the 1940 Act). As such, securities we acquire typically have a maturity of 397 days or less, and we will maintain a dollar-weighted average portfolio maturity of 60 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present “minimal credit risk” and are of “eligible quality.” “Eligible quality” for this purpose means a security: (1) rated in one of the two highest short-term rating categories by at least two rating services (or if only one rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars. (See the Appendix to this prospectus for more information on these requirements.)
Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest. Certificates of deposit, time deposits, bankers' acceptances and bank notes are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.
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We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or “matures.” This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at an agreed price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.
VCA 11 may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return VCA 11 will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to VCA 11.
We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loan participations. In loan participations, VCA 11 will have a contractual relationship with the lender but not with the borrower. This means VCA 11 will only have rights to principal and interest received by the lender. It will not be able to enforce compliance by the borrower with the terms of the loan and may not have a right to any collateral securing the loan. If the lender becomes insolvent, VCA 11 may be treated as a general creditor and not benefit from any set-off between the lender and the borrower.
From time to time, VCA 11 may invest in repurchase agreements. In a repurchase agreement one party agrees to sell a security and also to repurchase it at a set price and time in the future. The period covered by a repurchase period is usually very short—possibly overnight or a few days—though it can extend over a number of months. Because these transactions may be considered loans of money to the seller of the underlying security, VCA 11 will only enter into repurchase agreements that are fully collateralized. VCA 11 will not enter into repurchase agreements with Prudential or its affiliates as seller. VCA 11 may enter into joint repurchase transactions with other Prudential investment companies.
From time to time, VCA 11 may purchase or sell securities on a when-issued or delayed delivery basis—that is, delivery and payment can take place a month or more after the date of the transaction. VCA 11 will enter into when-issued or delayed delivery transactions only when it intends to actually acquire the securities involved.
VCA 11 may invest up to 5% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine VCA 11's net asset value. The 5% limit is applied as of the date VCA 11 purchases an illiquid security. It is possible that VCA 11's holding of illiquid securities could exceed the 10% limit, for example as a result of market developments or redemptions. An investment in illiquid securities may reduce the returns of VCA 11, because it may be unable to sell the illiquid securities at an advantageous time or price. VCA 11 may have difficulty determining the value of such securities, and no assurance can be given that the fair value prices reflect the value of the security.
The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.
Since VCA 11 invests only in money market instruments, there is not likely to be an opportunity for capital appreciation. Investment in debt instruments, including money market instruments, involves a variety of risks, including the risk that an issuer or guarantor of the instrument will be unable to pay obligations when due (credit risk); the risk that VCA 11 may be unable to sell some or all of the instruments it holds, either at the price it values the instrument or at any price (liquidity risk); and the risk that the rates of interest income generated by the instruments may decline due to a decrease in market interest rates and that the market prices of the instruments may decline due to an increase in market interest rates (interest rate risk). There is also risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund investment, an investment in VCA 11 could lose value, and you could lose money.
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VCA 11's investment in U.S. dollar denominated foreign securities involves additional risks. For example, foreign banks and companies generally are not subject to the same types of regulatory requirements to which U.S. banks and companies are subject. Foreign political developments may adversely affect the value of foreign securities. VCA 11's foreign securities may also be affected by changes in foreign currency rates. These effects may be linked to the ability of the issuer to repay the debt in U.S. dollars.
VCA-11 may choose to invest in certain student loan short-term notes issued by Straight-A Funding LLC that benefit from a liquidity facility provided by the Federal Financing Bank (FFB), with such investment being made in reliance on no-action relief issued by the Commission that such securities may be considered as government securities for purposes of compliance with the diversification requirements under Rule 2a-7. The obligation of FFB, an instrumentality of the U.S. Government acting under the supervision of the Secretary of the Treasury, under the liquidity facility is conditioned on Straight-A Funding LLC not being in bankruptcy and staying within specified funding limits.
More information about some of the investment techniques described above is provided in the SAI.
An investment in VCA 11 is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although VCA 11 seeks to preserve the value of your investment, it is possible to lose money by investing in VCA 11.
The Series Fund Portfolios
We list below the investment objectives of the seven Series Fund portfolios currently available for investment through VCA 24 under the Contracts.
Conservative Balanced Portfolio. A total investment return consistent with a conservatively managed diversified portfolio. To achieve this objective, we invest in a mix of money market instruments, fixed income securities, and common stocks.
Diversified Bond Portfolio. A high level of income over a longer term while providing reasonable safety of capital. To achieve this objective, we invest primarily in higher-grade debt obligations and high-quality money market investments.
Equity Portfolio. Capital appreciation. To achieve this objective, we invest primarily in common stocks of major established corporations as well as smaller companies, that appear to offer attractive prospects of price appreciation.
Flexible Managed Portfolio. A high total return consistent with an aggressively managed diversified portfolio. To achieve this objective, we invest in a mix of money market instruments, fixed income securities, and equity securities.
Global Portfolio. Long-term growth of capital. To achieve this objective, we invest primarily in common stocks (or their equivalents) of foreign and U.S. companies.
Government Income Portfolio. A high level of income over the long term consistent with the preservation of capital. To achieve this objective, we invest primarily in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies of or instrumentalities established by the U.S. Government.
Stock Index Portfolio. Investment results that generally correspond to the performance of publicly traded common stocks. To achieve this objective, we attempt to duplicate the price and yield performance of the Standard & Poor's 500 Stock Price Index.
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The Conservative Balanced, Flexible Managed and Equity Portfolios may invest in below investment grade fixed income securities, which are also referred to as “junk” bonds. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investments in high yield/high risk securities which carry medium to lower ratings and in comparable non-rated securities. Investors should understand that such securities are not generally meant for short-term investing.
The investment policies, restrictions and risks associated with each of these seven portfolios are described in the accompanying prospectus for the Series Fund. Certain restrictions are set forth in the Series Fund's SAI.
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UNIT VALUE
HOW UNIT VALUE IS DETERMINED
To keep track of investment results, each Participant is credited with Units in the investment options he or she has selected. Initially, the number of Units credited to a Participant is determined by dividing the amount of the contribution made on his or her behalf by the applicable Unit Value for that day for that investment option. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of the investment option plus any Contract charges that may apply to the Participant. The procedures for computing the net asset value for shares of the Series Fund are described in the accompanying Series Fund prospectus.
The Unit Value for VCA 10 and VCA 11 is determined once each business day the New York Stock Exchange (NYSE) is open for trading as of the close of the exchange's regular trading session (which is usually 4:00 p.m., New York time). The NYSE is closed on most national holidays and Good Friday. VCA 10 and VCA 11 do not price their Unit Values on days when the NYSE is closed but the primary markets for VCA 10's and VCA 11's foreign securities are open, even though the value of these securities may have changes. Conversely, VCA 10 and VCA 11 will ordinarily price their Unit Value on days the NYSE is open but foreign securities markets are closed.
Equity securities for which the primary market is on an exchange (whether domestic or foreign) are generally valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities included within the NASDAQ market are generally valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation are generally valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
All short-term debt securities held by VCA 11 are valued at amortized cost. Short-term debt securities having remaining maturities of 60 days or less held by VCA 10 are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases (or increases when a security is purchased at a discount) in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value.
Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.
Options on stock and stock indexes that are traded on an national securities exchange are valued at the average of the bid and asked prices as of the close of that exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded, which is generally 15 minutes after the close of regular trading on the NYSE). If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Securities for which no market quotations are available will be valued at fair value under the direction of a committee of VCA 10 or VCA 1 (each, a VCA Committee). VCA 10 and VCA 11 also may use fair value pricing if they determine that a market quotation is not reliable. Securities subject to fair value pricing may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into debt and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that VCA 10 or VCA 11 believes were priced incorrectly. A significant event is an event, such as a political or market event that has caused a market quotation to no longer
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reflect the value at the time that the unit value of VCA 10 or VCA 11 is determined. The use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that VCA 10 or VCA 11 could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which VCA 10 or VCA 11 determines its unit value.
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MANAGEMENT
THE COMMITTEE
VCA 10 and VCA 11 each has a VCA Committee—similar to a board of directors—that provides general supervision. A majority of the members of each VCA Committee are not “interested persons” of Prudential Financial or its affiliates, as defined by the Investment Company Act. Information about the Series Fund's Board of Trustees is provided in the accompanying prospectus for the Series Fund and in the Series Fund SAI.
ADVISORY ARRANGEMENTS
Prudential Investments LLC (PI) serves as investment manager to VCA 10 and VCA 11. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2013, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $237.8 billion.
Under management agreements with VCA 10 and 11, PI manages VCA 10 and 11's investment operations and administers their business affairs, and is paid a management fee at the annual rate of 0.25% of the average daily net assets of VCA 10, and 0.25% of the average daily net assets of VCA 11. Under the management agreement with VCA 10 and 11, PI is responsible for selecting and monitoring one or more subadvisers to handle the day-to-day investment management of VCA 10 and 11. PI, not VCA 10 and 11, pays the fees of the subadvisers. Pursuant to an order issued by the SEC, VCA 10 and 11 may add or change a subadviser, or change the agreement with a subadviser, if PI and VCA 10 and 11's Committee concludes that doing so is in the best interests of VCA 10 and 11 Contractowners and Participants. VCA 10 and 11 can make these changes without Contractowner/Participant approval, but will notify Contractowners/Participants investing in VCA 10 and 11 of any such change.
VCA 10's current subadviser is Jennison Associates LLC (Jennison), a Prudential Financial subsidiary located at 466 Lexington Avenue, New York, New York 10017. PI pays Jennison a subadvisory fee equal to 0.20% annually of the average daily net assets under Jennison's management.
VCA 11's current subadviser is Prudential Investment Management, Inc. (PIM), a Prudential Financial subsidiary, located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. Under its agreement with PIM, PI pays PIM a subadvisory fee equal to 0.06% annually of the average daily net assets under PIM's management.
Jennison and PIM may use affiliated brokers to execute brokerage transactions on behalf of VCA 10 and 11 as long as the commissions charged by such affiliated brokers are comparable to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. More information about brokerage transactions is included in the SAI.
David A. Kiefer is the portfolio manager of VCA 10 and has day-to-day management responsibility over all aspects of VCA 10's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.
David A. Kiefer, CFA, is a Managing Director of Jennison. Mr. Kiefer joined Jennison in September 2000 when Prudential's public equity asset management capabilities merged into Jennison. Mr. Kiefer has been managing large cap diversified assets since 1999 and the Large Cap Blend Equity strategy since 2000. Additionally, he became head of Large Cap Value Equity and began co-managing the Large Cap Value Equity strategy in 2004 and the Natural Resources Equity strategy in 2005. He managed the Prudential Jennison Utility Fund from 1994 to mid-2005. Mr. Kiefer joined Prudential's management training program in 1986. From 1988 to 1990, he worked at Prudential Power Funding Associates, making loans to the utility and power industries. Mr. Kiefer then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a BS from Princeton University and an MBA from Harvard Business School. He has managed VCA 10 since September 2000.
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The portfolio manager for VCA 10 is supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio manager. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
The SAI provides additional information about Mr. Kiefer's compensation, other accounts that he manages, and his ownership of VCA 10 securities.
A discussion of the factors considered by each VCA Committee in re-approving the advisory agreements for VCA 10 & VCA 11 appears in the most recent semi-annual report for the VCA accounts.
21

CONTRACT CHARGES
SALES CHARGES & FEES
Deferred Sales Charge
A deferred sales charge may be imposed if contributions are withdrawn within seven years after you begin participation in the MEDLEY Program. The amount of the deferred sales charge depends on the number of years you have been participating in the MEDLEY Program, the year in which the withdrawal is made, and the kind of retirement arrangement that covers the Participant. Such participation in the MEDLEY Program ends on the date when the Participant account under the Contract is cancelled. Prudential reserves the right to consider the Participant to be participating in the Contract for a limited time (currently about one year) for the purposes of calculating any withdrawal charge on the withdrawal of any future contributions. The maximum deferred sales charges that may be imposed are as follows:
Up to 1 Year: 7%
1 Year up to 2 Years: 6%
2 Years up to 3 Years: 5%
3 Years up to 4 Years: 4%
4 Years up to 5 Years: 3%
5 Years up to 6 Years: 2%
6 Years up to 7 Years: 1%
7 Years and After: 0%
Note: Effective as of October 1, 2009, Prudential has waived all deferred sales charges. As a result, no deferred sales charge will be imposed upon withdrawal of contributions during Years 1 through 7.
Annual Account Fee
Every year, you may be charged an account fee for recordkeeping and other administrative services. This fee is paid to Prudential and will not exceed $30 in any year. The account fee is deducted automatically from your account on the last business day of each calendar year. New Participants will only be charged a portion of the annual account fee, depending on the number of months remaining in the calendar year after the first contribution is made.
If you withdraw all your contributions (other than to purchase an annuity under a Contract) before the end of a year, the fee will be charged on the date of the last withdrawal. In this case, the fee will be prorated unless you withdraw all of your contributions in the same year the initial contribution is made—in which case, the full account fee will be charged.
The total annual account charge with respect to all of a Participant's accounts will not be greater than $30. The charge will first be made against a Participant's account under a fixed-dollar Companion Contract or fixed rate option of a Qualified Combination Contract or Non-Qualified Combination Contract (each, a Combination Contract). If the Participant has no account under a Companion Contract or the fixed rate option, or if that account is too small to pay the charge, the charge will be made against the Participant's account in VCA 11. If the Participant has no VCA 11 account, or if that account is too small to pay the charge, the charge will then be made against the Participant's VCA 10 account. If the Participant has no VCA 10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's accounts in VCA 24.
Charge for Administrative Expense and Investment Management Services
Like many other variable annuity contracts, VCA 10 and VCA 11 are subject to fees for investment management and administration services. These fees are deducted directly from the assets of VCA 10 and VCA 11 but will have the effect of decreasing their investment performance, which in turn, determines how much you earn during the accumulation period of your Contract.
VCA 10 and VCA 11 are each charged an annual investment management fee of 0.25% of their average daily net assets.
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In addition, VCA 10 and VCA 11 are each also charged a maximum annual administration fee of 0.75% of their average daily net assets. Prudential may impose a reduced administrative fee where warranted by economies of scale and the expense characteristics of the contractholder's retirement arrangement. The applicable administrative fee is determined by the class of Units that are issued: Class I Units bear the maximum administrative fee of 0.75%. Class II Units bear an administrative fee of 0.25%. Class III Units bear an administrative fee of 0.20%.
VCA 24 is subject to a maximum annual administrative fee of 0.75% of its average daily net assets. Although VCA 24 itself does not pay an investment management fee, the Series Fund Portfolios do as follows:
The Series Fund: Effective Investment Management Fees (paid during 2013)
Portfolio	Investment Management Fee
Conservative Balanced	0.55%
Diversified Bond	0.40%
Equity (Class I Shares)	0.45%
Flexible Managed	0.60%
Global	0.75%
Government Income	0.40%
Stock Index	0.30%
Other expenses incurred by the Series Fund portfolios include printing costs, legal and accounting expenses, and the fees of the Series Fund's custodian and transfer agent. More information about these expenses is included in the accompanying Series Fund prospectus.
Loan Charges
Loans under the Contract involve fees, including an application fee of up to $100 and an annual processing charge of up to $60. Loans also include interest payment and other requirements. For more information, see Loan Program later in the Prospectus.
Modification of Charges
Under certain of the Contracts, Prudential may impose lower account fees. We would do this if we think that our sales or administrative costs with respect to a Contract will be less than for the other Contracts. This might occur if Prudential is able to save money by using mass enrollment procedures or if recordkeeping or sales efforts are performed by the Contractholder or a third party.
23

THE CONTRACT
INTRODUCTION
The Contracts described in this prospectus are generally issued to employers who make contributions on behalf of their employees. The Contracts can also be issued to associations or trusts that represent employers or represent individuals who themselves become Participants. Even though the employer, association or trust is the Contractholder, the Participants usually—although not always—have the rights under the Contract described in this prospectus.
You should check the provisions of your employer's plan or any agreements with your employer to see if there are any limitations on your Contract rights. For individuals who are not associated with a single employer or other organization, Prudential offers a Non-Qualified Combination Contract.
ACCUMULATION PERIOD
Contributions
In most cases, contributions are made through a payroll deduction or similar arrangement with the Contractholder. If contributions are being made to an Individual Retirement Annuity they must be at least $500.
You decide how contributions made on your behalf will be allocated among the investment options available under your Contract. You can change this allocation by simply notifying us at the address shown on the cover of this prospectus—or if some other organization provides the recordkeeping services under your Contract, by contacting them; or by calling Prudential Retirement at 1-877-778-2100, or on-line at www.prudential.com/online/retirement.
When a contribution is made, 100% of it is invested in the investment option you have chosen. You are credited with Units which are determined by dividing the amount of the contribution by the Unit Value for that investment option for that day. Then the value of your Units is adjusted each business day to reflect the performance and expenses of your investment option. Units will be redeemed as necessary to pay your annual account charge.
The first contribution made on your behalf will be invested within two business days after it has been received by us if we receive all the necessary enrollment information. If the Contractholder submits an initial contribution for you and the enrollment form is not in order, we will place the contribution into one of two money market options until the paperwork is complete. The two money market options are:
■	If the Contractholder has purchased only MEDLEY Contracts or a MEDLEY Contract together with either a group variable annuity contract issued through The Prudential Variable Contract Account-2 or unaffiliated mutual funds, then the initial contribution will be invested in VCA 11.
■	If the Contractholder has purchased MEDLEY contracts as well as shares of a money market fund, the initial contribution will be invested in that money market fund.
In this event, the Contractholder will be promptly notified. However, if the enrollment process is not completed within 105 days, we will redeem the money market shares. Any proceeds paid to the Contractholder under this procedure may be considered a prohibited transaction and taxable reversion to the Contractholder under current provisions of the Code. Similarly, returning proceeds may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974, as amended (ERISA), to hold all plan assets in trust. Both problems may be avoided if the Contractholder arranges to have the proceeds paid into a qualified trust or annuity contract.
Unit Value
Unit Values are determined each business day by multiplying the previous day's Unit Value by the “gross change factor” for the current business day and reducing this amount by the daily equivalent of the investment management and administrative fees. The gross change factor for VCA 10 and VCA 11 is determined by dividing the current day's net assets, ignoring changes resulting from new purchase payments and withdrawals, by the previous day's net assets. The gross change factor for VCA 24 is calculated by dividing the current day's net asset value per share of the applicable portfolio of the Series Fund by the previous day's net asset value per share.
24	The MEDLEYTM Program

Withdrawal of Contributions
Because the Contracts are intended as a part of your retirement arrangements there are certain restrictions on when you can withdraw contributions. For example, if your retirement plan is subject to Sections 401(a) or 403(b) of the Internal Revenue Code, contributions made from a Participant's own salary (before taxes) cannot be withdrawn unless the Participant is at least 59 1⁄2 years old, no longer works for his or her employer, becomes disabled or dies. (Contributions made from your own salary may sometimes be withdrawn in the case of hardship, but you need to check your particular retirement arrangements.) Some retirement arrangements will allow you to withdraw contributions made by the employer on your behalf or contributions you have made with after-tax dollars.
Retirement arrangements that are not covered by Sections 401(a)or 403(b)of the Internal Revenue Code are subject to different limitations. For example, Section 457 Plans usually allow withdrawals only when the Participant reaches 70 1⁄2 years of age, no longer works for his or her employer or for unforeseeable emergencies.
Under certain retirement arrangements, federal law requires that married Participants must obtain their spouses' written consent to make a withdrawal request. The spouse's consent must be notarized or witnessed by an authorized plan representative.
Because withdrawals will generally have federal tax implications, we urge you to consult with your tax adviser before making any withdrawals under your contract.
Spousal Consent Rules for Retirement Plans—Qualified Contracts
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans, Money Purchase Pension Plans, Defined Contribution Plans (including 401(k) plans) and ERISA 403(b) Annuities. If you are married at the time your payments commence, federal law generally requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Depending on the design of your plan, less stringent spousal consent rules may apply.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.
Minimum Withdrawals. Certain Contracts require that any withdrawal must be at least $250. If your Units are worth less than $250, these Contracts may permit you to make a single withdrawal of all your Units. The amount withdrawn will be subject to any applicable deferred sales charges and, if you are withdrawing all of your Units, the full annual account charge will be automatically deducted regardless of when in the calendar year you make the withdrawal.
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Payment of Redemption Proceeds. In most cases, once we receive a withdrawal request in Good Order, we will pay you the redemption amount (less any applicable deferred sales charges and account fees) within seven days. The SEC permits us to delay payment of redemption amounts beyond seven days under certain circumstances—for example, when the New York Stock Exchange is closed or trading is restricted.
Prudential may also delay payment of redemption proceeds in order to obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in Good Order and Prudential will not process it until we receive such information from your employer.
Plan Expenses. Under certain Contracts, withdrawals may be made to pay expenses of the plan.
Systematic Withdrawal Plan
If you are at least 59 1⁄2 years old, you may be able to participate in the Systematic Withdrawal Plan. However, participation in this program may have significant tax consequences and Participants should consult with their tax adviser before signing up.
Plan Enrollment. To participate in the Systematic Withdrawal Plan, you must make an election on a form approved by Prudential. (Under some retirement arrangements, if you are married you may also have to obtain your spouse's written consent in order to participate in the Systematic Withdrawal Plan.) You can choose to have withdrawals made on a monthly, quarterly, semi-annual or annual basis. On the election form, you will also be asked to indicate whether you want payments in equal dollar amounts or made over a specified period of time. If you choose the second option, the amount of the withdrawal payment will be determined by dividing the total value of your Units by the number of withdrawals left to be made during the specified time period. These payments will vary in amount reflecting the investment performance of your investment option during the withdrawal period. You may change the frequency of withdrawals, as well as the amount, once during each calendar year on a form which we will provide to you on request.
Applicability of Deferred Sales Charge. No deferred sales charge is imposed on withdrawals made under the Systematic Withdrawal Plan. However, we reserve the right to impose a charge if you participate in the Systematic Withdrawal Plan for less than three years. A Participant in the Systematic Withdrawal Plan who is over 59 1⁄2 may make one additional withdrawal during each calendar year in an amount that does not exceed 10% of the aggregate value of his or her Units. This withdrawal will not be subject to any deferred sales charge. (Different procedures may apply if Prudential is not the recordkeeper for your Contract.)
Termination of Plan Participation. You may terminate your participation in the Systematic Withdrawal Plan at any time upon notice to us. If you do so, you cannot participate in the Systematic Withdrawal Plan again until the next calendar year.
Order of Withdrawals. When you participate in the Systematic Withdrawal Plan, withdrawals will be made first from your Companion Contract Units or fixed rate option Units, if any. Once all of these Units have been redeemed, systematic withdrawals will be made by redeeming your Units in the following order:
■	First, VCA 11 Units,
■	Next VCA 10 Units,
■	Next, Units in the Equity Portfolio of the Series Fund,
■	Next, Units in the Diversified Bond Portfolio of the Series Fund,
■	Next, Units in the Conservative Balanced Portfolio of the Series Fund,
■	Next, Units in the Flexible Managed Portfolio of the Series Fund,
■	Next, Units in the Stock Index Portfolio of the Series Fund,
■	Next, Units in the Government Income Portfolio of the Series Fund, and
■	Next, Units in the Global Portfolio of the Series Fund.
26	The MEDLEYTM Program

Texas Optional Retirement Program
Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program in order to comply with the provisions of Texas law relating to this program. Please refer to your Contract documents if this applies to you.
Death Benefits
In the event a Participant dies before the income period under a Contract, a death benefit will be paid to the Participant's designated beneficiary. The death benefit will equal the value of the Participant's Units on the day we receive the claim in good order, less the annual account fee.
Payment Methods. You, the Participant, can elect to have the death benefit paid to your beneficiary in one cash sum, as systematic withdrawals, as an annuity, or a combination of the three, subject to the required minimum distribution rules of Section 401(a)(9) of the Internal Revenue Code described below. If you do not make an election, your beneficiary may choose from these same four options within the time limit set by your retirement arrangement. If the beneficiary does not make the election within the time limit, he or she will receive a one-sum cash payment equal to the aggregate value of the Participant's Units less the annual account fee.
Required Minimum Death Benefit. Under certain retirement arrangements, if you (or your beneficiary, if you did not) elected to have the death benefit paid in one-sum cash payment by redeeming all of your Units in one or more of the investment options, Prudential will add to the payment, if necessary, so that the death benefit is not less than the contributions made on your behalf (less any withdrawals, transfers and the annual account fee). Certain Contracts may provide for an even higher minimum amount.
ERISA. Under certain types of retirement plans, ERISA requires that in the case of a married Participant who dies prior to the date payments could have begun, a death benefit be paid to the Participant's spouse in the form of a “qualified pre-retirement survivor annuity.” This is an annuity for the lifetime of the Participant's spouse in an amount which can be purchased with no less than 50% of the value of the Participant's Units as of the date of the Participant's death. In these cases, the spouse may consent to waive the benefit. The consent must be in a writing, acknowledge the effect of waiving the coverage, contain the signatures of both the Participant and the spouse and be notarized or witnessed by an authorized plan representative. If the spouse does not consent, or the consent is not in Good Order, 50% of the value of the Participant's Units will be paid to the spouse, even if the Participant named someone else as the beneficiary. The remaining 50% will be paid to the designated beneficiary.
Annuity Option. Under many retirement arrangements, a beneficiary who elects a fixed-dollar annuity death benefit may choose from among the forms of annuity available. (See “The Annuity Period—Available Forms of Annuity,” below.) He or she will be entitled to the same annuity purchase rate basis that would have applied if you were purchasing the annuity for yourself. The beneficiary may make this election immediately or at some time in the future.
Systematic Withdrawal Option. If a beneficiary has chosen to receive the death benefit in the form of systematic withdrawals, he or she may terminate the withdrawals and receive the remaining value of the Participant's Units in cash or to purchase an annuity. The beneficiary may also change the frequency or amount of withdrawals, subject to the required minimum distribution rules described below.
Until Pay-Out. Until all of your Units are redeemed and paid out in the form of a death benefit, they will be maintained for the benefit of your beneficiary. However, a beneficiary will not be allowed to make contributions or take a loan against the Units. No deferred sales charges will apply on withdrawals by a beneficiary.
Discontinuance of Contributions
A Contractholder can stop contributions on behalf of all Participants under a Contract by giving notice to Prudential. If this happens, you may still make withdrawals in order to transfer amounts, purchase an annuity or for any other purpose—just as if contributions were still being made on your behalf. But if contributions are discontinued for a
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certain length of time (24 months in certain states, 36 in others) and your Units equal less than a certain amount ($1,000 in certain states, $2,000 in others), we have the right under some retirement arrangements to redeem your Units. In that case, you would receive the value of your Units—less the annual account charge—as of the date of cancellation.
We also have the right to refuse new Participants or new contributions on behalf of existing Participants upon 60 days' notice to the Contractholder. (Some Contracts require 90 days' advance notice.)
Transfer Payments
Under most of the Contracts, you can transfer all or some of your Units from one investment option to another. In general, your request may be made by telephone, electronically, or otherwise in paper form to Prudential Retirement. All permitted telephone transactions may normally be initiated by calling Prudential at 1-877-778-2100. All permitted internet transactions may be made through www.prudential.com/online/retirement. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to participants as authorized by the Contractholder.
There is no minimum transfer amount but we have the right to limit the number of transfers you make in any given period of time. Although there is no charge for transfers currently, we may impose one at any time upon notice to you.
Processing Transfer Requests. On the day we receive your transfer request in Good Order, we will redeem the number of Units you have indicated (or the number of Units necessary to make up the dollar amount you have indicated) and invest in Units of the investment option you have selected. The value of the Units redeemed and of the Units in the new investment option will be determined by dividing the amount transferred by the Unit Value for that day for the respective investment option.
Different procedures may apply if recordkeeping services for your Contract are performed by an organization other than Prudential.
Alternate Funding Agency. Some Contracts provide that if a Contractholder stops making contributions, it can request Prudential to transfer Units from any of the investment options to a designated alternate funding agency. If the Contract is used in connection with certain non-qualified annuity arrangements, tax-deferred annuities subject to Section 403(b)of the Internal Revenue Code or with an Individual Retirement Annuity, we will notify each Participant with Units as of the date of the Contractholder's request. A Participant may then choose to keep his or her Units in the MEDLEY investment options or have them transferred to the alternate funding agency. If we do not hear from a Participant within 30 days, his or her Units will remain in the MEDLEY investment options.
If a Contractholder stops contributions under a Contract used in connection with a deferred compensation plan subject to Section 457 of the Internal Revenue Code, Prudential has the right to transfer Participants' Units from VCA 10, VCA 11 and VCA 24 to an alternate funding agency.
Requests, Consents and Notices
The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.prudential.com/online/retirement, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.
Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.
28	The MEDLEYTM Program

For your protection and to prevent unauthorized exchanges, telephone calls and other communications will be recorded and you will be asked to provide your personal identification number or other identifying information. Neither Prudential nor our agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine.
During times of extraordinary economic or market changes, telephone and other electronic instructions may be difficult to implement.
Some states may not allow these privileges.
Prudential Mutual Funds
We may offer certain Prudential mutual funds as an alternative investment vehicle for existing MEDLEY Contractholders. These funds are managed by PI. If the Contractholder elects to make one or more of these funds available, Participants may direct new contributions to the funds.
Exchanges. Prudential may also permit Participants to exchange some or all of their MEDLEY Units for shares of the Prudential mutual funds without imposing any sales charges. In addition, Prudential may allow Participants to exchange some or all of their shares in the Prudential mutual funds for MEDLEY Units. No sales charge is imposed on these exchanges or subsequent withdrawals. Before deciding to make any exchanges, you should carefully read the prospectus for the Prudential mutual fund you are considering. The Prudential mutual funds are not funding vehicles for variable annuity contracts and therefore do have the same features—such as a minimum death benefit—
as the MEDLEY Contracts.
Offer Period. Prudential will determine the time periods during which these exchange rights will be offered. In no event will these exchange rights be offered for a period of less than 60 days. Any exchange offer may be terminated, and the terms of any offer may change.
Annual Account Fee. If a Participant exchanges all of his or her MEDLEY Units for shares in the Prudential mutual funds, the annual account fee under the Contract may be deducted from the Participant's mutual fund account.
Taxes. Generally, there should be no adverse tax consequences if a Participant in a qualified retirement arrangement, in a deferred compensation plan under Section 457 or in an individual retirement annuity under Section 408 of the Internal Revenue Code elects to exchange amounts in the Participant's current MEDLEY account(s) for shares of Prudential mutual funds or vice versa. For 403(b) plans, exchanges from a MEDLEY account to a Prudential mutual fund will be effected from a 403(b) annuity contract to a 403(b)(7) custodial account so that such transactions will not constitute taxable distributions. Conversely, exchanges from a Prudential mutual fund to a MEDLEY account will be effected from a 403(b)(7) custodial account to a 403(b) annuity contract so that such transactions will not constitute taxable distributions. However, 403(b) Participants should be aware that the Internal Revenue Code may impose more restrictive rules on early withdrawals from Section 403(b)(7) custodial accounts under the Prudential mutual funds than under the MEDLEY Program.
Non-Qualified Contracts. For tax reasons, Prudential does not intend to permit exchanges from a MEDLEY Contract to a Prudential mutual fund for Participants under a Non-Qualified Combination Contract issued to a plan covering employees that share a common employer or that are otherwise associated.
Loan Program
The loans described in this section are generally available to Participants in 401(a) and 403(b) Programs. The ability to borrow, as well as the interest rate and other terms and conditions of the loan may vary from Contract to Contract. Participants interested in borrowing should consult their Contractholder or Prudential.
For plans that are subject to ERISA, it is the responsibility of the plan fiduciary to ensure that the interest rate and other terms and conditions of the Loan Program comply with all Contract qualification requirements including the ERISA regulations.
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The loans described in this section (which involve the variable investment options) work as follows:
A Participant loan is available only if the Participant makes a request for such a loan in accordance with the provisions of this Loan Program. To receive a Participant loan, a Participant must sign a promissory note along with a pledge or assignment of the portion of the account balance used for security on the loan. The term “Participant” for purposes of the loan program only, means a Participant or Beneficiary who is a “party in interest” to the plan, including a Participant whose employment with a Plan Sponsor has ended.
Non-Automated Loans (Loans Requested Via Paper Form)—A Participant may apply for a loan by submitting a duly completed loan application (“Application”) to Prudential that has been signed by the Participant and Prudential must approve the loan.
If permitted under the Contract, Automated Loans (Loans Requested Via Telephone or Internet)—An active Participant may apply for a loan by submitting an Application, in a form prescribed by Prudential and consistent with the terms of this Loan Program, to Prudential by authorized electronic means. The date and time of receipt will be appropriately recorded. In general, your request may be made by telephone, electronically, or otherwise in paper form to Prudential Retirement. All permitted telephone transactions may normally be initiated by calling Prudential at 1-877-778-2100. All permitted internet transactions may be made through www.prudential.com/online/retirement. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to participants as authorized by the Contractholder.
An Application fee of up to $100 for The MEDLEY Program will be charged to participants for each new loan and it is not refundable. In addition, there is an annual processing charge of up to $60 for The MEDLEY Program that will be deducted from a participant's account.
Availability of Participant Loans. If permitted under the terms of the Contract, Participant loans must be made available to Participants in a reasonably equivalent manner. Prudential may refuse to make a loan to any Participant who is determined to be not creditworthy. For this purpose, a Participant is not creditworthy if, based on the facts and circumstances, it is reasonable to believe that the Participant will not repay the loan. A Participant who has defaulted on a previous loan from the plan and has not repaid such loan (with accrued interest) at the time of any subsequent loan will not be treated as creditworthy until such time as the Participant repays the defaulted loan (with accrued interest). A Participant may not make, and the plan will not accept, a direct rollover of a loan from the plan of a Participant's former employer.
Reasonable Rate of Interest. A Participant must be charged a reasonable rate of interest for any loan he/she receives. For this purpose, the interest rate charged on a Participant loan must be commensurate with the interest rates charged by persons in the business of lending money for loans under similar circumstances. The Contract will prescribe a means of establishing a reasonable interest rate, which has been determined to approximate a commercially reasonable rate for the Participant loans. The interest rate on participant loans will be declared quarterly; however, Prudential reserves the right to change the basis for determining the interest rate prospectively with thirty (30) days notice. These rights will only apply to a loan issued after the change(s) takes effect.
Adequate Security. All Participant loans must be adequately secured. The Participant's vested account balance shall be used as security for a Participant loan provided the outstanding balance of all Participant loans made to such Participant does not exceed 50% of the Participant's vested account balance, determined immediately after the origination of each loan.
Periodic Repayment. A Participant loan must provide for level amortization with payments to be made not less frequently than quarterly. A Participant loan generally must be payable within a period not exceeding five (5) years from the date the Participant receives the loan from the plan. If permitted by the Contract, Loan repayments may be made by a deduction from each payroll following issuance of the loan. Repayment will begin as soon as is administratively practicable following issuance of the loan, but no more than 2 months from the date the loan is issued. The Employer intends to remit repayments by payroll deduction substantially on the 45th calendar day from
30	The MEDLEYTM Program

the loan issuance date. Should loan repayments not be possible from payroll, payments will be due directly from the participant by check or similar payment method. Should a participant not be expected to be able to use payroll repayment or to return promptly to payroll payment, the Contract may authorize regular payment no less frequently than quarterly on a revised schedule of amount and payment dates calculated to repay the loan with interest in full in substantially equal payments over the remaining original period of the loan.
Loans may be paid in full at any time without penalty. Any amount paid which is in excess of the scheduled payments then due but less than the total outstanding balance must be included with a scheduled payment and not under separate cover. The additional amount will be applied to the principal. Prepayments will not change the amount or timing of subsequent payments due prior to pay-off of the loan, but will simply reduce the total number of payments to be made.
Unpaid Leave of Absence. A Participant with an outstanding Participant loan may suspend loan payments to the plan for up to 12 months for any period during which the Participant is on an unpaid leave of absence. Upon the Participant's return to employment (or after the end of the 12-month period, if earlier), the Participant's outstanding loan will be re-amortized over the remaining period of such loan to make up for the missed payments. The re-amortized loan may extend beyond the original loan term so long as the loan is paid in full by whichever of the following dates comes first: (1) the date which is five (5) years from the original date of the loan (or the end of the suspension, if sooner), or (2) the original loan repayment deadline (or the end of the suspension period, if later) plus the length of the suspension period.
Military leave. A Participant with an outstanding Participant loan also may suspend loan payments for any period such Participant is on military leave, in accordance with Code §414(u)(4). Upon the Participant's return from military leave (or the expiration of five years from the date the Participant began his/her military leave, if earlier), loan payments will recommence under the amortization schedule in effect prior to the Participant's military leave, without regard to the five-year maximum loan repayment period. Alternatively, the loan may be reamortized to require a different level of loan payment, as long as the amount and frequency of such payments are not less than the amount and frequency under the amortization schedule in effect prior to the Participant's military leave. Military leave personnel with loans will have further rights as determined by the Soldiers and Sailors Civil Relief Act of 1940 (generally limiting to 6% the annual percentage rate chargeable on loans during periods of military leave).
Loan Limitations. A Participant loan may not be made to the extent such loan (when added to the outstanding balance of all other loans made to the Participant) exceeds the lesser of:
■	$50,000 (reduced by the excess, if any, of the Participant's highest outstanding balance of loans from the plan during the one-year period ending on the day before the date on which such loan is made, over the Participant's outstanding balance of loans from the plan as of the date such loan is made), or
■	One-half ( 1⁄2) of the Participant's vested account balance, determined as of the Valuation Date coinciding with or immediately preceding such loan, adjusted for any contributions or distributions made since such Valuation Date.
The minimum loan amount is as specified in the Contract, or if not specified, $1,000 as determined by Prudential and permitted under 29 CFR §2550.408b-1(b)(2). For purposes of this limit, an “outstanding loan” includes a loan for which a “deemed distribution” has occurred, following the borrower's default and pursuant to Treas. Reg. §1.72(p)-1, unless the borrower repays the outstanding balance of the defaulted loan (including accrued interest through the date of repayment).
This maximum is set by federal tax law and applies to all loans from any plans of the Employer. In applying the limitations under this Section, all plans maintained by the Employer are aggregated and treated as a single plan. In addition, any assignment or pledge of any portion of the Participant's interest in the plan and any loan, pledge, or assignment with respect to any insurance contract purchased under the plan will be treated as loan under this Section. Since Prudential cannot monitor a Participant's loan activity relating to other plans offered to Participant's, it is the Participant's responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution.
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Only one outstanding loan is allowed per Participant.
A Participant may not renegotiate a loan.
Segregated Investment. A Participant loan is treated as a segregated investment on behalf of the individual Participant for whom the loan is made. If the Contract does not specify procedures designating the type of contributions from which the Participant loan will be made, such loan is deemed to be made on a proportionate basis from each type of contribution. Unless requested otherwise on the Participant's loan application, a Participant loan will be made equally from all investment funds in which the applicable contributions are held. A Participant or Beneficiary may direct the Trustee, on his/her loan application, to withdraw the Participant loan amounts from a specific investment fund or funds. Unless specified otherwise in the Contract, Loan repayments will be invested according to the participant's investment allocation for current contributions unless otherwise elected by the participant.
Procedures for Loan Default. If the plan does not receive payment on a loan on a timely basis for whatever reason, regardless of whether the borrower normally makes repayment by salary deduction or direct payment, the loan will be considered in default unless payment is made within a grace period. The grace period will be within 90 days after each due date (unless a shorter grace period is dictated by your plan), but may be extended by determination of Prudential to the date the late payment is actually made for specific causes that are beyond the Participant's control and are consistently determined and applied on a nondiscriminatory basis. In no event may the grace period extend beyond the end of the calendar quarter following the calendar quarter in which the payment was originally due.
Loans default upon a determination by Prudential, consistently determined and applied on a nondiscriminatory basis, due to the following:
■	Failure to pay on time (including within any grace period allowed under loan procedures used for the plan);
■	Death of the participant;
■	Failure to pay on time any other or future debts to the plan;
■	Any statement or representation by the participant in connection with the loan which is false or incomplete in any material respect;
■	Failure of the participant to comply with any of the terms of this Note and other Loan Documentation;
When the participant becomes insolvent or bankrupt
A Participant will be considered to be in default with respect to a loan if any scheduled repayment with respect to such loan is not made by the end of the grace period or no later than calendar quarter following the calendar quarter in which the missed payment was due.
If a Participant defaults on a Participant loan, Prudential will send the appropriate tax information to the Participant and the Internal Revenue Service. The plan may not offset the Participant's account balance until the Participant is otherwise entitled to an immediate distribution of the portion of the account balance that will be offset and such amount being offset is available as security on the loan,. For this purpose, a loan default is treated as an immediate distribution event to the extent the law does not prohibit an actual distribution of the type of contributions which would be offset as a result of the loan default. The Participant may repay the outstanding balance of a defaulted loan (including accrued interest through the date of repayment) at any time.
Pending the offset of a Participant's account balance following a defaulted loan, the following rules apply to the amount in default. Post default interest accrual on a defaulted loan applies to loans initiated after December 31, 2001:
■	Interest continues to accrue on the amount in default until the time of the loan offset or, if earlier, the date the loan repayments are made current or the amount is satisfied with other collateral.
■	A subsequent offset of the amount in default is not reported as a taxable distribution, except to the extent the taxable portion of the default amount was not previously reported by the plan as a taxable distribution.
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The post-default accrued interest included in the loan offset is not reported as a taxable distribution at the time of the offset.
Loan Repayments may continue beyond termination of employment. However, if permitted under the terms of the plan, on or about May 29, 2012, a loan will also default when the Participant who has terminated employment, and continued the loan, first takes a distribution of any portion of the Account Value,
A participant may not request a direct rollover of the loan note.
Modified Procedures. Under some Contracts, the Contractholder or a third party provides the recordkeeping services that would otherwise be provided by Prudential. These Contracts may have different deferred sales charges and annual account charges than those described in this prospectus. They also may have different procedures for allocation, transfer and withdrawal requests. For more information, contact your Contractholder or third party recordkeeper.
ANNUITY PERIOD
Electing the Annuity Date and the Form of Annuity
If permitted under federal tax law and your Contract, you may have all or any part of your Units in VCA 10, VCA 11 or VCA 24 used to purchase a fixed-dollar annuity under the MEDLEY Program. If you decide to purchase an annuity, you can choose from any of the options described below unless your retirement arrangement otherwise restricts you.
The Retirement Equity Act of 1984 requires that a married Participant under certain types of retirement arrangements must obtain the consent of his or her spouse if the Participant wishes to select a payout that is not a qualified joint and survivor annuity. The spouse's consent must be signed, and notarized or witnessed by an authorized plan representative.
Withdrawals from VCA 10, VCA 11 and VCA 24 that are used to purchase a fixed-dollar annuity under the MEDLEY Program become part of Prudential's general account, which supports insurance and annuity obligations. Similarly, amounts allocated to the Companion Contract or the fixed rate option under a Combination Contract become part of Prudential's general account. Because of exemptive and exclusionary provisions, interest in the general account have not been registered under the Securities Act of 1933 (the Securities Act) nor is the general account registered as an investment company under the Investment Company Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the Securities or Investment Company Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the fixed-dollar annuity that may be purchased under the Contracts. Disclosures regarding this annuity and the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.
Available Forms of Annuity
Option 1—Life annuity with payments certain. If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. You also get to specify a number of minimum payments that will be made—60, 120, 180 or 240 months—
so that if you pass away before the last payment is received, your beneficiary will continue to receive payments for that period.
Option 2—Annuity certain. If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. However, unlike Option 1, these payments will only be paid during the period you have specified (60, 120, 180 or 240 months). If you pass away before the last payment is received, your beneficiary will continue to receive payments for that period. If you outlive the specified time period, you will no longer receive any annuity payments.
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Option 3—Joint and survivor annuity with payments certain. If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the “contingent annuitant,” if living, for the remainder of her or his lifetime.
When you purchase this type of annuity you will be asked to:
■	specify the length of time you want the contingent annuitant to receive monthly payments in the same amount as the monthly payments you have received (this is called the period certain) and
■	set the percentage of the monthly payment—for example, 33% or 66% or even 100%—you want paid to the contingent annuitant after the period certain for the remainder of his or her lifetime.
If both you and the contingent annuitant pass away during the period certain, payments will be made to the properly designated beneficiary.
Not all of the above forms of annuity may be available under your retirement arrangements. The duration of a period certain annuity and the maximum survivor benefit payable under a joint and survivor annuity may be limited under federal tax law. In some cases, other forms of annuity are available under the Contracts.
Purchasing the Annuity
Once you have selected the type of annuity, you must submit to Prudential a written election on a form that we will provide to you on request. Unless you request otherwise, the annuity will begin on the first day of the month after we have received your election form in Good Order and you will receive your first annuity payment within one month after that. If you withdraw contributions to purchase an annuity, no deferred sales charge will apply. If it is necessary to withdraw all of your contributions in order to purchase the annuity, the full annual account charge will be charged unless the annuity becomes effective on January 1 of any year. The remainder—less any applicable taxes on annuity considerations—will be applied to the appropriate annuity purchase rate set forth in your Contract. (Prudential has the right to determine the amount of monthly payments from annuity purchase rates if they would provide a larger monthly payment than the rate shown in your Contract.) The schedule of annuity purchase rates in a Contract is guaranteed by Prudential for ten years from the date the Contract is issued. If we modify the rates after ten years, the new rates will be guaranteed for the next ten years. A change in annuity purchase rates used for annuities described in Option 2 above will only apply to contributions made after the date of the change. A change in the rates under the other options will apply to all of your contributions.
Schedule of Variable Annuity Purchase Rates. The annuity rate tables contained in the Contract show how much a monthly payment will be, based on a given amount. Prudential may change annuity purchase rates. However, no change will be made that would adversely affect the rights of anyone who purchased an annuity prior to the change unless we first receive their approval or we are required by law to make the change.
Deductions for Taxes on Annuity Considerations. Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant's investment in the Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant's investment in the Contract to cover such taxes or assessments, if any, when applicable. Not all states impose premium taxes on annuities; however, the rates of those that do currently range from 0.5% to 3.5%.
OTHER INFORMATION
Assignment
The right to any payment under a Contract is neither assignable nor subject to the claim of a creditor unless state or federal law provides otherwise.
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Changes in the Contracts
We have the right under some Contracts to change the annual account fee and schedule of deferred sales charges after two years. In the event we decide to change the deferred sales charge schedule, the new charges will only apply to the contributions you withdraw after the change takes place. For this purpose, contributions will be treated as withdrawn on a first-in, first-out basis.
Some Contracts also provide that after they have been in effect for five years, Prudential may change:
■	the deduction from VCA 10, VCA 11 or VCA 24 assets for administrative expenses,
■	the minimum contribution amount, and
■	the terms and amount of any transfer or withdrawal (provided these changes are permitted under law).
These changes would apply to all of your contributions, regardless of when they were made.
Some of the Contracts allow us to revise the annual annuity purchase rates from time to time and all of the Contracts permit us to make changes if we consider it necessary to comply with any laws or regulations. A Contract may also be changed at any time by agreement of the Contractholder and Prudential—however, no change will be made in this way that would adversely affect the rights of anyone who purchased an annuity prior to that time unless we first receive their approval.
If Prudential does modify any of the Contracts as discussed above, it will give the Contractholder at least 90 days' prior notice.
We reserve the right to operate VCA 24 as a different form of registered investment company or as an unregistered entity, to transfer the Contracts to a different separate account, or to no longer offer certain of the Series Fund portfolios, to the extent permitted by law. We also reserve the right to substitute the shares of any other registered investment company for shares in the Series Fund that you hold under a Contract. Before we could do this, however, under current law we would have to obtain the SEC's permission and notify the Contractholders. For Contracts funding plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, no substitution will be made without the consent of the plan fiduciary.
Reports
At least once a year, you will receive a report from us showing the number of your Units in each of VCA 10, VCA 11 and VCA 24. You will also receive annual and semi-annual reports showing the financial condition of these investment options. If a single individual or company invests in the Series Fund through more than one variable insurance contract, then the individual or company will receive only one copy of the Series Fund annual and semi-annual reports unless we are directed otherwise.
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ADDITIONAL INFORMATION
SALE & DISTRIBUTION
Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Newark, New Jersey 07102, acts as the distributor of the contracts. PIMS is a wholly owned subsidiary of Prudential Financial and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (FINRA).
We pay the broker-dealer whose registered representatives sell the contract a commission based on a percentage of your purchase payments. From time to time, Prudential Financial or its affiliates may offer and pay non-cash compensation to registered representatives who sell the Contract. For example, Prudential Financial or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential Financial-affiliated broker-dealers and independent broker-dealers. Prudential Financial and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with FINRA rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the Contract does not result directly in any additional charge to you.
With respect to certain defined contribution plans investing in MEDLEY, Teachers Insurance and Annuity Association of America (TIAA) serves as plan recordkeeper, pursuant to a services agreement with Prudential. Under that agreement, TIAA among other things serves as Prudential’s agent with respect to the pricing of participant transactions in the MEDLEY Separate Accounts. Specifically, a participant transaction received in Good Order by TIAA prior to the close of the NYSE on a given business day will be treated as having been received by Prudential on that business day (and thus will be priced that business day). If TIAA provides services to your plan, further information with respect to TIAA’s procedures can be obtained by contacting TIAA directly.
FEDERAL TAXATION
The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The summary that follows includes a description of certain spousal rights under the contract and our administration of such spousal rights and related tax reporting. Prior to a recent Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (DOMA), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The Windsor decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (IRC) are now available to a same sex spouse.
On August 29, 2013, the Internal Revenue Service (IRS) issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Currently, if a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes.
There are several unanswered questions regarding the scope and impact of the Windsor case both as to the application of federal and state tax law. Absent further guidance from a state to the contrary, we will tax report and withhold at the state level consistent with the characterization of a given transaction under federal tax law (for example, a tax free rollover).
Please consult with your tax or legal advisor before electing the Spousal Benefit for a same sex spouse or civil union partner.
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TAX-QUALIFIED RETIREMENT ARRANGEMENTS USING THE CONTRACTS
The Contracts may be used with qualified pension and profit sharing plans, plans established by self-employed persons (Keogh plans), simplified employee pension plans (SEPs), individual retirement plan accounts (IRAs), and retirement programs governed by Internal Revenue Code Section 403(b)(Section403(b)plans). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contracts are complex and you are advised to consult a qualified tax adviser.
The Contracts may also be used with certain deferred compensation plans of a state or local government or a tax-exempt organization (called Section 457 plans after the Internal Revenue Code section that governs their structure). Tax-exempt organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning these specific requirements. Please refer to the discussion of “Entity Owners” below, which may be applicable in certain circumstances.
Contributions
In general, assuming that you and your Contractholder follow the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Contributions to a Roth 403(b) or Roth 457 account, if offered by your employer, or contributions to a Roth IRA are not deductible.
Earnings
Under the retirement programs with which the Contracts may be used, federal income tax is not imposed upon the investment income and realized gains earned by the investment option until you receive a distribution or withdrawal of such earnings.
Distribution or Withdrawal
When you receive a distribution or withdrawal (either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement) all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special 10-year income averaging rule, which may be available to individuals born prior to January 1, 1936. Qualified distributions from a Roth 403(b) account, Roth 457 account or Roth IRA are federal income tax free. Withdrawals of contributions made to a Roth 403(b) account, Roth 457 account or Roth IRA are never subject to federal income tax.
Furthermore, premature distributions or withdrawals may be restricted or subject to a penalty tax. The restrictions are discussed in the “Taxes on Withdrawals and Surrender” section below. Participants contemplating a withdrawal should consult a qualified tax adviser.
Required Minimum Distribution Rules
In general, distributions from qualified retirement arrangements and Section 457 plans must begin by the “Required Beginning Date” which is April 1 of the calendar year following the later of (1) the year in which you attain age 70 1⁄2 or (2) you retire. The following exceptions apply:
■	For a Section 403(b) plan, only benefits accruing after December 31, 1986 must begin distribution by the Required Beginning Date. However, amounts accruing under a Section 403(b) plan on or before December 31, 1986 may be required to be distributed by a certain age under other federal tax rules.
■	For IRAs or if you are a 5% owner of the Contractholder as defined under the Internal Revenue Code, distributions must begin by April1 of the calendar year following the year you attain age 70 1⁄2. Roth IRAs are not subject to required minimum distribution rules during the owner’s lifetime.
Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for your life or the lives of you and your designated beneficiary, or over a period that is not longer than your life expectancy or the life expectancies of you and your designated beneficiary. To the extent you elect to receive distributions as systematic withdrawals rather than under an annuity option, required minimum distributions during your lifetime must be made in accordance with a uniform distribution table set out in IRS proposed regulations.
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Distributions to beneficiaries are also subject to required minimum distribution rules. If you die before your entire interest in your Contract has been distributed, your remaining interest must be distributed within a certain time period. If distributions under an annuity option had already begun prior to your death, payments to the contingent annuitant or beneficiary must continue in accordance with the terms of that annuity option. Otherwise, distribution of the entire remaining interest generally must be made as periodic payments beginning no later than December 31 of the calendar year following your year of death, and continuing over a period based on the life expectancy of the designated beneficiary (or if there is no designated beneficiary and you die after your Required Beginning Date, over a period equal to your life expectancy as calculated immediately prior to your death). If your death occurs prior to your Required Beginning Date, the required minimum distribution rules may also be satisfied by the distribution of your entire remaining interest by December 31 of the calendar year containing the fifth anniversary of your death.
Special rules apply where your spouse is your designated beneficiary.
If you or your beneficiary does not meet the required minimum distribution requirements, an excise tax applies.
Special Considerations Regarding Exchanges or Other Transactions Involving 403(b) Arrangements
Recent IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges. Annuity contract exchanges are a common non-taxable method to exchange one tax deferred annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange. The regulations are generally effective in 2009. We accept exchanges only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive confirmation from your employer.
In addition, in order to comply with the regulations, we will only process certain transactions (e.g, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if the Participant requests one of these transactions we will not consider this request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.
Non-qualified Arrangements Using the Contracts
Taxes Payable by Participants. Prudential believes the Contracts are annuity contracts for tax purposes. Accordingly, as a general rule, you do not pay any tax as a result of any increase in the value of your investment options. Generally, annuity contracts issued by the same company (and affiliates) to a Participant during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.
Taxes on Withdrawals and Surrender. Amounts you withdraw before the annuity starting date are treated for tax purposes first as being withdrawals of investment income, rather than withdrawals of premium payments, until all investment income has been withdrawn. Therefore, you will be taxed on the amount you withdraw before you start receiving annuity payments to the extent that the cash value of your Contract (without a reduction for any withdrawal charge) exceeds your premium payments.
If you take a loan against your Contract or if you pledge the Contract, that is generally treated as a withdrawal and you may be taxed.
If you transfer the Contract for less than full consideration, such as by gift, tax will be triggered on the gain in the Contract. This rule does not apply to transfers to a spouse or incident to divorce.
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Taxes on Annuity Payments. A portion of each annuity payment a Participant receives will be treated as a partial return of purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment received by a fraction, the numerator of which is the purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Contract.
After the full amount of the purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of the purchase payments have been recovered, a tax deduction is allowed for the unrecovered amount.
Penalty Taxes on Withdrawals and Annuity Payments. Any taxable amount received under the Contract may be subject to a 10 percent penalty tax. Amounts are not subject to this penalty tax if:
■	the amount is paid on or after you attain age 59 1⁄2 or die;
■	the amount received is attributable to your becoming disabled, as defined under federal tax law;
■	the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity; or
■	the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).
If the lifetime annuity payment stream is modified (other than as a result of death or disability) before age 59 1⁄2 (or before the end of the five year period beginning with the first payment and ending after age 59 1⁄2, if later), the tax for the year of modification will be increased by the penalty tax that would have been imposed without the exception, plus interest for the deferral.Taxes Payable by Beneficiaries
Generally, the same tax rules apply to amounts received by a beneficiary as those set forth above with respect to a Participant. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain required minimum distribution requirements apply upon death of a Participant as discussed further below.Required Distributions Upon Death of Participant
Certain distributions must be made under the Contract upon the death of a Participant. The required distributions depend on whether the Participant dies on or before the start of annuity payments under the Contract or after annuity payments are started under the Contract.
■	If the Participant dies on or after the annuity date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
■	If the Participant dies before the annuity date, the entire interest in the Contract must be distributed by December 31 of the year including the five year anniversary of the date of death. However, if an annuity payment option is selected by the designated beneficiary and if annuity payments begin by December 31 of the year following the year of the death of the Participant, the value of the Contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. The designated beneficiary is the person to whom ownership of the Contract passes by reason of death, and must be a natural person.
■	If any portion of the Contract is payable to (or for the benefit of) a Participant's surviving spouse, such portion of the Contract may be continued with the spouse as the owner.
Note that under the Worker, Retiree and Employer Recovery Act of 2008, required minimum distributions were suspended for 2009 for IRAs and certain defined contribution plans and resume in 2010. If the beneficiary elects to receive full distribution by December 31 of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31 of the six year anniversary of the date of death.
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Entity Owners
Where a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include Contracts held by an entity as an agent for a natural person, Contracts held under a qualified pension or profit sharing plan, a Section 403(b) plan or individual retirement plan (see discussion above) or Contracts that provide for immediate annuities.
WITHHOLDING
Taxable amounts distributed from annuity contracts in nonqualified annuity arrangements, individual retirement accounts, or individual retirement annuities are subject to tax withholding. You may generally elect not to have tax withheld from payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate filed with Prudential. Absent these elections, Prudential will withhold the tax amounts required by the applicable tax regulations. You may be subject to penalties under the estimated tax payment rulesif withholding and estimated tax payments are not sufficient. Participants who fail to provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding.
In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; or (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; or (4) hardship distributions.
Amounts that are received under a Contract used in connection with a nongovernmental Section 457 plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.
DEATH BENEFITS
In general, a death benefit consisting of amounts paid to your beneficiary is includable in your estate for federal estate tax purposes.
TAXES ON PRUDENTIAL
VCA 10, VCA 11, and VCA 24 are not considered separate taxpayers for purposes of the Internal Revenue Code. The earnings of these accounts are taxed as part of the operations of Prudential. We do not currently charge you for federal income taxes paid by Prudential. We will review the question of a charge for our federal income taxes attributable to the Contracts periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.
VOTING RIGHTS
VCA 10 and VCA 11 may call meetings of their Participants, just like other mutual funds have shareholder meetings. Under most 403(b) plans, Participants have the right to vote. Under some plans, the Contractholder has the right to vote. With respect to VCA 24, Prudential votes shares of the Series Fund on behalf of the VCA 24 Participants/Contractholders, as those Participants/Contractholders direct.
Meetings are not necessarily held every year. VCA 10 and VCA 11 meetings may be called for such purposes as to elect VCA Committee Members, vote on amendments to investment management for such purposes as agreements, and approve changes in fundamental investment policies. Under the Rules and Regulations of VCA 10 and VCA 11, a meeting to elect VCA Committee Members must be held if less than a majority of the Members of a VCA Committee have been elected by Participants/Contractholders.
Prudential votes on behalf of the VCA 24 Participants/Contractholders on matters relating to the Series Fund. Participants/Contractholders can direct how Prudential will vote for them.
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As a VCA 10 or VCA 11 Participant/Contractholder, you are entitled to the number of votes that corresponds to the total dollar amount of your Units. To the extent Prudential has invested its own money in VCA 10 or VCA 11, it will be entitled to vote on the same basis as other Participants/Contractholders. Prudential's votes will be cast in the same proportion that the other Participants/Contractholders vote—for example, if 25% of those who vote are in favor of a proposal, Prudential will cast 25% of its votes in favor of the proposal.
LITIGATION
Prudential is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of Prudential’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have been either divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC, filed in the Circuit Court of Leon County, Florida, was served on Prudential. The complaint alleges that Prudential failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In March 2013, Prudential filed a motion to dismiss the complaint. In August 2013, the court dismissed the complaint with prejudice. In September 2013, plaintiff filed an appeal with Florida’s Circuit Court of the Second Judicial Circuit in Leon County.
In September 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit, State of West Virginia ex. Rel. John D. Perdue v. Prudential Insurance Company of America, in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of Prudential to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount. In October 2012, the State of West Virginia commenced a second action, State of West Virginia ex. Rel. John D. Perdue v. Pruco Life Insurance Company making the same allegations stated in the action against Prudential. In April 2013, Prudential filed motions to dismiss the complaints in both of the West Virginia actions. In December 2013, the Court granted Prudential’s motions and dismissed the complaints with prejudice. In January 2014, the State of West Virginia appealed the decisions.
In January 2012, a Global Resolution Agreement entered into by Prudential and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by Prudential to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires Prudential to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with Prudential.
Prudential is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York State Department of Financial Services (“NYDFS”) has requested that 172 life insurers (including Prudential) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of Prudential’s compliance with New York’s unclaimed property
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laws. In February 2012, the Massachusetts Office of the Attorney General requested information regarding Prudential’s unclaimed property procedures. In December 2013, this matter was closed without prejudice. In May 2013, Prudential entered into a settlement agreement with the Minnesota Department of Commerce, Insurance Division, which requires Prudential to take additional steps to identify deceased insureds and contract holders where a valid claim has not been made.
From July 2010 to December 2010, four purported nationwide class actions were filed challenging the use of retained asset accounts to settle death benefit claims of beneficiaries of a group life insurance contract owned by the United States Department of Veterans Affairs that covers the lives of members and veterans of the U.S. armed forces. In 2011, the cases were consolidated in the United States District Court for the District of Massachusetts by the Judicial Panel for Multi-District Litigation as In re Prudential Insurance Company of America SGLI/VGLI Contract Litigation. The consolidated complaint alleges that the use of the retained assets accounts that earn interest and are available to be withdrawn by the beneficiary, in whole or in part, at any time, to settle death benefit claims is in violation of federal law, and asserts claims of breach of contract, breaches of fiduciary duty and the duty of good faith and fair dealing, fraud and unjust enrichment and seeks compensatory and punitive damages, disgorgement of profits, equitable relief and pre and post-judgment interest. In March 2011, the motion to dismiss was denied. In January 2012, plaintiffs filed a motion to certify the class. In August 2012, the court denied plaintiffs’ class certification motion without prejudice pending the filing of summary judgment motions on the issue of whether plaintiffs sustained an actual injury. In October 2012, the parties filed motions for summary judgment. In November 2013, the Court issued a Memorandum and Order stating that the named plaintffs: (1) did not suffer a cognizable legal injury; (2) are not entitled to any damages based on allegations of delay in payment of benefits; and (3) are not entitled to disgorgement of profits as a remedy. The Court ordered further briefing on whether nominal damages should be awarded and whether any equitable relief should be granted. In February 2014, the parties filed briefs on the issues addressed in the Court’s order.
 In September 2010, Huffman v. The Prudential Insurance Company, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by ERISA-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, challenging the use of retained asset accounts in employee welfare benefit plans to settle death benefit claims as a violation of ERISA and seeking injunctive relief and disgorgement of profits. In July 2011, Prudential’s motion for judgment on the pleadings was denied. In February 2012, plaintiffs filed a motion to certify the class. In April 2012, the Court stayed the case pending the outcome of a case involving another insurer that is before the Third Circuit Court of Appeals.
In January 2011, a purported state-wide class action, Garcia v. The Prudential Insurance Company of America was dismissed by the Second Judicial District Court, Washoe County, Nevada. The complaint was brought on behalf of Nevada beneficiaries of individual life insurance policies for which, unless the beneficiaries elected another settlement method, death benefits were placed in retained asset accounts. The complaint alleges that by failing to disclose material information about the accounts, Prudential wrongfully delayed payment and improperly retained undisclosed profits, and seeks damages, injunctive relief, attorneys’ fees and pre and post-judgment interest. In February 2011, plaintiff appealed the dismissal to the Nevada Supreme Court. As previously reported, in December 2009, an earlier purported nationwide class action raising substantially similar allegations brought by the same plaintiff in the United States District Court for the District of New Jersey, Garcia v. Prudential Insurance Company of America, was dismissed. In December 2011, plaintiff appealed the dismissal. In January 2013, the Nevada Supreme Court affirmed the dismissal of the complaint. In May 2013, the time for the plaintiffs to appeal the dismissal expired.
In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in state court and removed to the United States District Court for the Southern District of Illinois. The complaint makes allegations under Illinois law, substantially similar to the Garcia cases, on behalf of a class of Illinois residents whose death benefit claims were settled by retained assets accounts. In March 2011, the complaint was amended to drop Prudential as a defendant and add Pruco Life Insurance Company as a defendant and is now captioned Phillips v. Prudential Insurance and Pruco Life Insurance Company. In November 2011, the complaint was dismissed. In
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December 2011, plaintiff appealed the dismissal. In May 2013, the United States Court of Appeals for the Seventh Circuit affirmed the dismissal of plaintiff’s putative class action complaint. In August 2013, plaintiff’s time to appeal the dismissal expired.
In February 2011, a fifth amended complaint was filed in the United States District Court for the District of New Jersey in Clark v. Prudential Insurance Company. The complaint brought on behalf of a purported class of California, Indiana, Ohio and Texas residents who purchased individual health insurance policies alleges that Prudential failed to disclose that it had ceased selling this type of policy in 1981 and that, as a result, premiums would increase significantly. The complaint alleges claims of fraudulent misrepresentation and omission, breach of the duty of good faith and fair dealing, and California’s Unfair Competition Law and seeks compensatory and punitive damages. The matter was originally filed in 2008 and certain of the claims in the first four complaints were dismissed. In February 2012, plaintiffs filed a motion for class certification. In July 2012, Prudential moved for summary judgment on certain of plaintiffs’ claims. In February 2013, the Court denied plaintiffs’ motion for class certification, granted the motion by Prudential for summary judgment against two of the named plaintiffs, and denied summary judgment against two other plaintiffs. In April 2013, the Court denied plaintiffs’ motions: (i) for reconsideration of the Court’s order denying class certification and granting Prudential partial summary judgment; and (ii) to alter or amend the order denying class certification by redefining the class and bifurcating liability and damages issues. In December 2013, the named plaintiffs agreed to a settlement within reserved amounts. In January 2014, the Court dismissed the complaint with prejudice.
From November 2002 to March 2005, eleven separate complaints were filed against Prudential and the law firm of Leeds Morelli & Brown in New Jersey state court and in the New Jersey Superior Court, Essex County as Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential, over 235 claimants who are current and former Prudential employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In February 2010, the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County. Prudential participated in a court-ordered mediation that resulted in a settlement involving 193 of the remaining 235 plaintiffs. The amounts paid to the 193 plaintiffs were within existing reserves for this matter. In December 2013, Prudential participated in court-ordered mediation that resulted in a December 2013 settlement involving 40 of the remaining 42 plaintiffs with litigation against Prudential, including plaintiffs who had not yet appealed the dismissal of their claims. The amounts paid to the 40 plaintiffs were within existing reserves for this matter.
In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint sought back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In March 2008, the court conditionally certified a nationwide class on the federal overtime claim. Separately, in March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, claiming that Prudential failed to pay its agents overtime and provide other benefits in violation of California and federal law and seeking compensatory and punitive damages in unspecified amounts. In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter. Subsequent amendments to the complaint resulted in additional allegations involving purported violations of an additional nine states’ overtime and wage payment laws. In February 2010, Prudential moved to decertify the federal overtime class that had been conditionally certified in March 2008 and moved for summary judgment on the federal overtime claims of the named plaintiffs. In July 2010, plaintiffs filed a motion for class certification of the state law claims. In August 2010, the district court granted Prudential’s motion for summary judgment, dismissing the federal overtime claims. In January 2013, the Court denied
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plaintiffs’ motion for class certification in its entirety. In July 2013, the Court granted plaintiffs’ motion for reconsideration, permitting plaintiffs to file a motion to certify a class of employee insurance agents seeking recovery under state wage and hour laws. In September 2013, plaintiffs filed a renewed motion for class certification.
Since April 2012, Prudential has filed ten actions seeking to recover damages attributable to investments in residential mortgage-backed securities (“RMBS”). Eight actions were filed in New Jersey state court, captioned The Prudential Insurance Company of America, et al. v. JP Morgan Chase, et al.; The Prudential Insurance Company of America, et al. v. Morgan Stanley, et al. ; The Prudential Insurance Company of America, et al. v. Nomura Securities International, Inc., et al.; The Prudential Insurance Company of America, et al. v. Barclays Bank PLC, et al.; The Prudential Insurance Company of America, et al. v. Goldman Sachs & Company, et al.; The Prudential Insurance Company of America, et al. v. RBS Financial Products, Inc., et al.; The Prudential Insurance Company of America, et al. v. Countrywide Financial Corp., et al.; and The Prudential Insurance Company of America, et al. v. UBS Securities LLC. et al . Additionally, two actions were filed in the United States District Court for the District of New Jersey: The Prudential Insurance Company of America v. Credit Suisse Securities (USA) LLC, et al. and The Prudential Insurance Company of America v. Bank of America National Association and Merrill Lynch & Co., Inc., et al . Among other allegations stemming from the defendants’ origination, underwriting and sales of RMBS, the complaints assert claims of common law fraud, negligent misrepresentation, breaches of the New Jersey Civil RICO statute, and, in some lawsuits, federal securities claims. The complaints seek unspecified damages.
Seven of the defendants (J.P. Morgan, Barclays, Nomura, RBS, Goldman Sachs, Countrywide, and UBS) removed the lawsuits from New Jersey state court to the United States District Court for the District of New Jersey. The Countrywide defendants also made an application to the Judicial Panel on Multi-District Litigation to transfer that case to the United States District Court for the Central District of California. In August 2013, that application was granted. Except for the Nomura and Goldman Sachs actions, Prudential filed motions to remand the lawsuits to New Jersey state court. The J.P. Morgan, Barclays, RBS and UBS lawsuits were subsequently remanded to New Jersey state court.
Each of the Goldman Sachs, Morgan Stanley, Nomura, Credit Suisse, Barclays, Bank of America/Merrill Lynch, J.P. Morgan, RBS and Countrywide defendants filed motions to dismiss the complaints against them. The motions to dismiss filed by Goldman Sachs, J.P. Morgan, Morgan Stanley, and Credit Suisse have been denied, and the motions to dismiss filed by Barclays, Bank of America/Merrill Lynch, Nomura, RBS and Countrywide are pending. In December 2013, the lawsuit against Goldman Sachs was settled.
Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Prudential’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Prudential’s financial position.
POLICIES OF THE VCA ACCOUNTS
Disclosure of Portfolio Holdings
A description of the policies and procedures of the VCA Accounts with respect to the disclosure of portfolio securities is described in the Statement of Additional Information.
Frequent Trading Policy of VCA 24
The practice of making frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund's investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these
44	The MEDLEYTM Program

reasons, the Contracts were not designed for persons who make programmed, large or frequent transfers. We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same variable investment option within a rolling 30-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to this criteria.
In light of the risks posed by market timing/excessive trading to Participants and other investors, we monitor Contract transactions in an effort to identify such trading practices. We reserve the right to limit the number of transfers in any year for all existing or new Participants, and to take the other actions discussed below. We also reserve the right to refuse any transfer request for a Participant or Participants if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:
■	Warning. Upon identification of activity by a Participant that meets the market-timing criteria, a warning letter will be sent to the Participant. A copy of the warning letter and/or a trading activity report will be provided to the Contractholder.
■	Restriction . A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. If permitted by the Contractholder's adoption of Prudential's Market Timing/ Excessive Trading policy, if otherwise required by the policy, or if specifically directed by the Contractholder, Prudential will restrict a Participant from trading through the Internet, phone or facsimile for all investment options available to the Participant. In such case, the Participant will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades in the Participant Account. The duration of a trade restriction is 3 months, and may be extended incrementally (3 months) if the behavior recurs during the 6-month period immediately following the initial restriction.
■	Action by an Underlying Fund. The Series Fund portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.
A portfolio also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that portfolio that occurs within a certain number of days following the date of allocation to the variable investment option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from the value of your Units.
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The ability of Prudential to monitor for frequent trading is limited for Contracts under which Prudential does not provide the Participant recordkeeping. In those cases, the Contractholder or a third party administrator maintains the individual Participant records and submits to Prudential only aggregate orders combining the transactions of many Participants. Therefore, Prudential may be unable to monitor investments by individual investors.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
Frequent Trading Policy of VCA 10
VCA 10 seeks to prevent patterns of frequent purchases and redemptions of VCA 10 Units by Contractholders and Participants. Frequent purchases and sales of VCA 10 Units may adversely affect VCA 10 performance and the interests of long-term investors. When a Contractholder or Participant engages in frequent or short-term trading, VCA 10 may have to sell portfolio securities to have the cash necessary to redeem Units. This can happen when it is not advantageous to sell any securities, so VCA 10's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because VCA 10 cannot predict how much cash it will have to invest. In addition, if VCA 10 is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, VCA 10 may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain Contractholders and Participants may cause dilution in the value of Units held by other Contractholders and Participants. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share or unit prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share or unit price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for an investor's frequent trading strategy.
VCA 10 does not knowingly accommodate or permit frequent trading, and the VCA 10 Committee has adopted policies and procedures designed to discourage or prevent frequent trading activities by Contractholders and Participants.
Trading in VCA 10 is subject to the procedures, warnings and restrictions outlined in the previous section for VCA 24. Therefore, under the Contracts, trading by Contractholders and Participants in VCA 24 investment options and VCA 10 are subject to the same overall restrictions on frequent trading.
Contractholders and Participants seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of VCA 10 to prevent such trading, there is no guarantee that VCA 10 or Prudential will be able to identify these Contractholders and Participants or curtail their trading practices. VCA 10 does not have any arrangements intended to permit trading of its Units in contravention of the policies described above.
Because VCA 11 is a fund that is not generally designed for long-term investing, and frequent trading of VCA 11 Units does not generally present risks to other investors in VCA 11, the VCA Committee has determined that, at the present time, VCA 11 need not adopt policies and procedures to limit frequent trading of VCA 11 Units.
Service Providers
We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act. The entities engaged by us may change over time. As of December 31, 2013, non-affiliated entities that could be deemed service providers to separate accounts funding the Contracts consisted of the following: Broadridge Financial Solutions, Inc. (Broadridge) (proxy tabulation services) located at 51 Mercedes Way, Edgewood, NY 11717 and 1155 Long Island Avenue, Edgewood, NY 11717; EDM Americas Inc. (mail handling and records management) located at 123 Wyoming Ave Scranton, PA 18503 and 1600 Malone Street, Millville, NJ 08332; RR Donnelley Receivables Inc. (printing annual reports and prospectuses) located at 111 South Wacker Drive
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Chicago, IL 60606-4301; State Street Bank—Kansas City (custodian and accumulation unit value calculations) located at 801 Pennsylvania, Kansas City, MO 64105. With respect to certain retirement plans, Fidelity Investments Institutional Operations Company, Inc. and Fidelity Brokerage Services LLC (collectively, “Fidelity”), located at 400 Puritan Way Marlborough, MA 01752, serves as agent of Prudential for purposes of accepting orders and also performs certain other services as agent of Prudential.
OTHER INFORMATION
Registration statements under the Securities Act have been filed with the SEC with respect to the Contract. This prospectus does not contain all the information set forth in the registration statements, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C. upon payment of the fees prescribed by the SEC.
For further information, you may also contact Prudential's office at the address or telephone number on the cover of this prospectus.
A copy of the SAI, which provides more detailed information about the Contracts, may be obtained without charge by calling Prudential at 1-877-778-2100.
47

TABLE OF CONTENTS: STATEMENT OF ADDITIONAL INFORMATION
Table of Contents—Statement of Additional Information

Investment Management & Administration of VCA 10, VCA 11 and VCA 24	3
Management & Advisory Arrangements	3
Fundamental Investment Restrictions Adopted by VCA 10 and VCA 11	8
Non-Fundamental Investment Restrictions adopted by VCA 10 and VCA 11	9
Investment Restrictions Imposed by State Law	10
Additional Information About Financial Futures Contracts	12
Additional Information About Options	12
Forward Foreign Currency Exchange Contracts	16
Interest Rate Swap Transactions	16
Loans of Portfolio Securities	17
Portfolio Turnover Rate	17
Portfolio Brokerage and Related Practices	18
Custody of Securities	19

The VCA 10 and VCA 11 Committees and Officers	20
Management of VCA 10 and VCA 11	20

Policies of VCA 10 and VCA 11	29
Proxy Voting & Recordkeeping	29
Disclosure of Portfolio Holdings	29

Information About Prudential	33
Executive Officers and Directors of The Prudential Insurance Company of America	33

Sale of Group Variable Annuity Contracts	36
Information About Contract Sales	36

Financial Statements	37
Financial Statements of VCA 10 and VCA 11	37
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APPENDIX
DESCRIPTION OF TERMS
Some of the terms used in this Prospectus to describe the investment objective and policies of VCA 11 are further explained below.
The term “money market” refers to the marketplace composed of the financial institutions which handle the purchase and sale of liquid, short-term, high-grade debt instruments. The money market is not a single entity, but consists of numerous separate markets, each of which deals in a different type of short-term debt instrument. These include U.S. Government obligations, commercial paper, certificates of deposit and bankers' acceptances, which are generally referred to as money market instruments.
“U.S. Government obligations” are debt securities (including bills, certificates of indebtedness, notes, and bonds) issued by the U.S. Treasury or issued by an agency or instrumentality of the U.S. Government which is established under the authority of an act of Congress. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Federal Farm Credit Bank, and the Federal Home Loan Bank. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees, or to the backing solely of the issuing instrumentality itself.
“Bank obligations” include (1) “Certificates of deposit” which are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year); (2) “Bankers' acceptances” which are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity; and (3)”Time deposits” which are non-negotiable deposits in a bank for a fixed period of time.
“Commercial paper” consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued to finance current operations. Commercial paper ratings are as follows: A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. (Moody's). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer: (2) economic evaluation of the issuer's industry or industries and appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relating to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.
Commercial paper rated A by Standard & Poor's Ratings Group (S&P) has the following characteristics as determined by S&P; liquidity ratios are better than the industry average; long-term senior debt rating is A or better (in some cases, BBB credits may be acceptable); the issuer has access to at least two additional channels of borrowing and basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification.
“Other corporate obligations” are bonds and notes, loan participations and other debt obligations created by corporations, banks and other business organizations, including business trusts. Corporate bond ratings are as follows:
■	Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating), they comprise what are generally known as high-grade bonds. They are rated
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lower than the best bond because margins of protection may not be as large as Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
■	Bonds rated AA by S&P are judged by SP to be high-grade obligations and, in the majority of instances, to differ only in small degree from issues rated AAA. Bonds rated AAA are considered by S&P to be highest grade obligations and possess the ultimate degree of protection as to principal and interest. As with AAA bonds, prices of AA bonds move with the long-term money market.
A “first tier” security is either (1) an “eligible security” that is rated, or has been issued by an issuer that is rated with respect to comparable securities, in the highest rating category for such securities or issuers by two nationally recognized statistical rating organizations (NRSROs)* (or by only one NRSRO if it is the only NRSRO that has rated such security or issuer), or (2) is an unrated short-term security of comparable quality as determined by the investment manager under the supervision of the VCA 11 Committee.
A “second tier” security is any “eligible security” other than a “first-tier” security.
* There are other NRSROs, in addition to S&P and Moody's that use similar methodologies to rate debt securities.
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FINANCIAL HIGHLIGHTS
INTRODUCTION
The following financial highlights for the years ended December 31, 2013, 2012, 2011, 2010, 2009, 2008, 2007, 2006, 2005 and 2004 were derived from financial statements audited by KPMG LLP, independent registered public accounting firm, whose reports on those financial statements were unqualified. The information set out below should be read together with the financial statements and related notes that also appear in the Annual Reports for VCA 10 and VCA 11, which is available, at no charge, as described on the back cover of this prospectus.
VCA 10 FINANCIAL HIGHLIGHTS
Income and Capital Changes Per Accumulation Unit* (For an Accumulation Unit outstanding throughout the period)
	Year Ended December 31, 2013			Year Ended December 31, 2012
	Standard Contract	0.50% Contract	0.45% Contract	Standard Contract	0.50% Contract	0.45% Contract
Investment Income	$ .1792	$ .1950	$ .1952	$ .1825	$ .1975	$ .1976
Expenses
Investment management fee	(.0303)	(.0330)	(.0330)	(.0251)	(.0272)	(.0272)
Administrative expenses	(.0906)	(.0330)	(.0264)	(.0752)	(.0272)	(.0218)
Net Investment Income	.0583	.1290	.1358	.0822	.1431	.1486
Capital Changes
Net realized and unrealized gain (loss) on investment transactions	3.1834	3.4658	3.4700	1.0786	1.1677	1.1686
Net Increase (Decrease) in Accumulation Unit Value	3.2417	3.5948	3.6058	1.1608	1.3108	1.3172
Accumulation Unit Value
Beginning of year	10.5206	11.4253	11.4362	9.3598	10.1145	10.1190
End of year	$13.7623	$15.0201	$15.0420	$10.5206	$11.4253	$11.4362
Total Return**	30.81%	31.46%	31.53%	12.40%	12.96%	13.02%
Ratio of Expenses To Average Net Assets***	1.00%	.50%	.45%	1.00%	.50%	.45%
Ratio of Net Investment Income To Average Net Assets***	.48%	.98%	1.03%	.82%	1.32%	1.37%
Portfolio Turnover Rate	69%	69%	69%	44%	44%	44%
Number of Accumulation Units Outstanding For Participants at end of period (000’s omitted)	11,720	224	751	13,204	205	891
	Year/Period Ended December 31, 2011			Year Ended December 31,
	Standard Contract	0.50% Contract	0.45% Contract†	2010	2009
Investment Income	$ .1448	$ .1559	$ .1203	$ .1531	$ .1215
Expenses
Investment management fee	(.0250)	(.0270)	(.0200)	(.0227)	(.0186)
Administrative expenses	(.0749)	(.0270)	(.0160)	(.0678)	(.0557)
Net Investment Income	.0449	.1019	.0843	.0626	.0472
Capital Changes
Net realized and unrealized gain (loss) on investment transactions	(.7945)	(.8579)	(1.5558)	.9846	2.8854
Net Increase (Decrease) in Accumulation Unit Value	(.7496)	(.7560)	(1.4715)	1.0472	2.9326
Accumulation Unit Value
Beginning of period	10.1094	10.8705	11.5905	9.0708	6.1382
End of period	$ 9.3598	$10.1145	$10.1190	$10.1180	$9.0708
Total Return**	(7.41)%	(6.95)%	(12.70)%	11.54%	47.78%
Ratio of Expenses To Average Net Assets***	1.00%	.50%	.45%††	1.00%	1.00%
Ratio of Net Investment Income To Average Net Assets***	.44%	.94%	1.03%††	.69%	1.00%
Portfolio Turnover Rate	56%	56%	56%†††	70%	62%
Number of Accumulation Units Outstanding For Participants at end of year (000’s omitted)	15,386	205	1,001	18,330	20,072
†	Inception Date — April 1, 2011.
††	Annualized.
†††	Not Annualized.
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	2008	2007	2006	2005	2004
Investment Income	$.1628	$.1753	$.1539	$.1061	$.1198
Expenses
Investment Management Fee	(.0226)	(.0274)	(.0237)	(.0193)	(.0170)
Assuming Mortality & Expense Risks	(.0677)	(.0821)	(.0710)	(.0600)	(.0522)
Net Investment Income	.0725	.0658	.0592	.0268	.0506
Capital Changes
Net realized and unrealized gain (loss) on investment transactions	(4.8662)	.5349	1.2536	1.4684	.6051
Net Increase (Decrease) in Accumulation Unit Value	(4.7937)	.6007	1.3128	1.4952	.6557
Accumulation Unit Value
Beginning of Year	10.9319	10.3312	9.0184	7.5232	6.8675
End of Year	$6.1382	$10.9319	$10.3312	$9.0184	$7.5232
Total Return**	(43.85%)	5.81%	14.56%	19.87%	9.55%
Ratio of Expenses to Average Net Assets***	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets***	1.01%	.60%	.62%	.32%	.72%
Portfolio Turnover Rate	81%	65%	60%	51%	62%
Number of Accumulation Units Outstanding For Participants at end of year (000 omitted)	21,633	24,945	27,921	33,107	36,252
* Calculated by accumulating the actual per unit amounts daily.
** Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
*** These calculations exclude PICA’s equity in VCA-10.
The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.
Prudential issues standard VCA 10 contracts (the “Standard Contracts”), with total annual expenses of 1.00% (as a percentage of average daily net assets). Standard Contracts offer only Class I Units. Prudential also issues contracts with lower administrative expenses where warranted by economies of scale and the expense characteristics of the Contractholder’s retirement arrangement. Prior to January 1, 2011, Prudential issued Standard Contracts and contracts with annual expenses of 0.50% (as a percentage of average daily net assets) (the “0.50% contracts”). The 0.50% contracts offer only Class II Units. The Accumulation Unit Values were previously shown on a combined basis. During 2011, Prudential issued VCA 10 contracts with annual expenses of 0.45% (as a percentage of average daily net assets) (the “0.45% contracts”). The 0.45% contracts only offer Class III Units. The financial statements now show separate Accumulation Unit Values for each class of Unit / contract.
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VCA 11 FINANCIAL HIGHLIGHTS
Income Per Accumulation Unit* (For an Accumulation Unit outstanding throughout the period)
	Year Ended December 31, 2013			Year Ended December 31, 2012
	Standard Contract	0.50% Contract	0.45% Contract	Standard Contract	0.50% Contract	0.45% Contract
Investment Income	$ .0060	$ .0063	$ .0064	$ .0081	$ .0085	$ .0086
Expenses
Investment management fee	(.0081)	(.0087)	(.0087)	(.0083)	(.0088)	(.0088)
Administrative expenses	(.0244)	(.0087)	(.0071)	(.0246)	(.0088)	(.0071)
Net Investment Loss	(.0265)	(.0111)	(.0094)	(.0248)	(.0091)	(.0073)
Capital Changes
Net realized gain (loss) on investment transactions	.0001	.0001	.0001	.0001	.0001	.0001
Net Decrease in Accumulation Unit Value	(.0264)	(.0110)	(.0093)	(.0247)	(.0090)	(.0072)
Accumulation Unit Value
Beginning of year	3.2754	3.5272	3.5306	3.3001	3.5362	3.5378
End of year	$3.2490	$3.5162	$3.5213	$3.2754	$3.5272	$3.5306
Total Return**	(.81)%	(.31)%	(.26)%	(.75)%	(.25)%	(.20)%
Ratio of Expenses To Average Net Assets***	1.00%	.50%	.45%	1.00%	.50%	.45%
Ratio of Net Investment Loss To Average Net Assets***	(.81)%	(.32)%	(.27)%	(.75)%	(.26)%	(.21)%
Number of Accumulation Units Outstanding For Participants at end of period (000’s omitted)	8,446	502	393	9,435	500	433
	Year/Period Ended December 31, 2011			Year Ended December 31,
	Standard Contract	0.50% Contract	0.45% Contract†	2010	2009
Investment Income	$ .0070	$ .0073	$ .0051	$ .0136	$ .0239
Expenses
Investment management fee	(.0083)	(.0088)	(.0067)	(.0083)	(.0084)
Administrative expenses	(.0248)	(.0088)	(.0053)	(.0249)	(.0251)
Net Investment Income (Loss)	(.0261)	(.0103)	(.0069)	(.0196)	(.0096)
Capital Changes
Net realized gain (loss) on investment transactions	.0001	.0001	.0000††	—	—
Net Increase (Decrease) in Accumulation Unit Value	(.0260)	(.0102)	(.0069)	(.0196)	(.0096)
Accumulation Unit Value
Beginning of period	3.3261	3.5464	3.5447	3.3520	3.3616
End of period	$3.3001	$3.5362	$3.5378	$3.3324	$3.3520
Total Return**	(.78)%	(.29)%	(.19)%	(.58)%	(.29)%
Ratio of Expenses To Average Net Assets***	1.00%	.50%	.45%†††	1.00%	1.00%
Ratio of Net Investment Income (Loss) To Average Net Assets***	(.79)%	(.29)%	(.23)%†††	(.71)%	(.30)%
Number of Accumulation Units Outstanding For Participants at end of year (000’s omitted)	10,650	495	458	12,886	14,777
†	Inception Date — April 1, 2011.
††	Less than $.00005.
†††	Annualized.
53

	2008	2007	2006	2005	2004
Investment Income	$.1010	$.1735	$.1561	$.0985	$.0431
Expenses
Investment Management Fee	(.0083)	(.0080)	(.0077)	(.0071)	(.0072)
Administrative Expenses	(.0250)	(.0235)	(.0228)	(.0223)	(.0221)
Net Increase in Accumulation Unit Value	.0677	.1420	.1256	.0691	.0138
Accumulation Unit Value
Beginning of Year	3.2939	3.1519	3.0263	2.9572	2.9434
End of Year	$3.3616	$3.2939	$3.1519	$3.0263	$2.9572
Total Return**	2.06%	4.51%	4.15%	2.33%	.47%
Ratio of Expenses to Average Net Assets***	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets**	2.00%	4.39%	4.06%	2.30%	.46%
Number of Accumulation Units Outstanding
For participants at end of year (000's omitted)	16,736	16,560	18,183	20,822	24,298
* Calculated by accumulating the actual per unit amounts daily.
** Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
*** These calculations exclude PICA’s equity in VCA-11.
The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Units equal in value to the charge.
Prudential issues standard VCA 11 contracts (the “Standard Contracts”), with total annual expenses of 1.00% (as a percentage of average daily net assets). Standard Contracts offer only Class I Units. Prudential also issues contracts with lower administrative expenses where warranted by economies of scale and the expense characteristics of the Contractholder’s retirement arrangement. Prior to January 1, 2011, Prudential issued standard contracts and contracts with annual expenses of 0.50% (as a percentage of average daily net assets) (the “0.50% contracts”). The 0.50% contracts offer only Class II Units. The Accumulation Unit Values were previously shown on a combined basis. During 2011, Prudential issued VCA 11 contracts with annual expenses of 0.45% (as a percentage of average daily net assets) (the “0.45% contracts”). The 0.45% contracts only offer Class III Units. The financial statements now show separate Accumulation Unit Values for each class of Unit / contract.
54	The MEDLEYTM Program

VCA 24 ACCUMULATION UNIT VALUES (Assumes an Administrative Fee of .75%)
Equity Portfolio
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Beginning of period (rounded)	$6.35	$5.63	$5.88	$5.29	$3.86	$6.28	$5.79	$5.18	$4.69	$4.29
End of period (rounded)	$8.42	$6.35	$5.63	$5.88	$5.29	$3.86	$6.28	$5.79	$5.18	$4.69
Accumulation Units Outstanding at period-end (000 omitted)	16,667	18,456	21,952	25,435	28,241	30,813	35,561	40,231	48,063	52,914
Diversified Bond Portfolio
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Beginning of period (rounded)	$5.34	$4.86	$4.56	$4.16	$3.47	$3.62	$3.45	$3.13	$3.23	$3.08
End of period (rounded)	$5.26	$5.34	$4.86	$4.56	$4.16	$3.47	$3.62	$3.45	$3.13	$3.23
Accumulation Units Outstanding at period-end (000 omitted)	6,672	7,965	9,452	10,390	10,876	11,474	12,786	13,825	16,274	17,201
Flexible Managed Portfolio
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Beginning of period (rounded)	$5.10	$4.53	$4,37	$3.93	$3.30	$4.43	$4.20	$3.77	$3.65	$3.32
End of period (rounded)	$6.08	$5.10	$4.53	$4.37	$3.93	$3.30	$4.43	$4.20	$3.77	$3.65
Accumulation Units Outstanding at period-end (000 omitted)	11,127	12,362	13,727	15,566	16,908	18,469	20,910	23,659	27,340	29,705
Conservative Balanced Portfolio
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Beginning of period (rounded)	$4.54	$4.11	$3.96	$3.57	$3.00	$3.84	$3.65	$3.33	$3.24	$3.02
End of period (rounded)	$5.23	$4.54	$4.11	$3.96	$3.57	$3.00	$3.84	$3.65	$3.33	$3.24
Accumulation Units Outstanding at period-end (000 omitted)	10,039	10,928	11,821	13,354	14,346	16,012	18,615	20,866	24,340	29,359
Stock Index Portfolio
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Beginning of period (rounded)	$7.31	$6.37	$6.29	$5.53	$4.42	$7.06	$6.77	$5.90	$5.69	$5.19
End of period (rounded)	$9.57	$7.31	$6.37	$6.29	$5.53	$4.42	$7.06	$6.77	$5.90	$5.69
Accumulation Units Outstanding at period-end (000 omitted)	18,322	20,186	22,223	25,881	28,272	30,485	35,874	40,673	48,486	53,129
Global Portfolio
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Begining of period (rounded)	$3.29	$2,82	$3.05	$2.73	$2.09	$3.69	$3.37	$2.83	$2.46	$2.26
End of period (rounded)	$4.15	$3.29	$2.82	$3.05	$2.73	$2.09	$3.69	$3.37	$2.83	$2.46
Accumulation Units Outstanding at period-end (000 omitted)	8,349	9,396	10,435	11,729	12,992	14,087	16,422	17,975	20,446	23,033
55

Government Income Portfolio
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Beginning of period (rounded)	$3.35	$3.25	$3.05	$2.87	$2.69	$2.60	$2.47	$2.40	$2.36	$2.31
End of period (rounded)	$3.24	$3.35	$3.25	$3.05	$2.87	$2.69	$2.60	$2.47	$2.40	$2.36
Accumulation Units Outstanding at period-end (000 omitted)	4,956	5,870	10,846	11,024	12,276	12,150	12,257	14,155	16,286	16,915
56	The MEDLEYTM Program

VCA 24 ACCUMULATION UNIT VALUES (Assumes an Administrative Fee of .20%)
Conservative Balanced Portfolio
	2013	2012	2011*
Beginning of period (rounded)	$5.36	$4.83	$4.70
End of period (rounded)	$6.21	$5.36	$4.83
Accumulation Units Outstanding at period-end (000 omitted)	397	430	462
Diversified Bond Portfolio
	2013	2012	2011*
Beginning of period (rounded)	$6.31	$5.71	$5.34
End of period (rounded)	$6.25	$6.31	$5.71
Accumulation Units Outstanding at period-end (000 omitted)	380	408	440
Equity Portfolio
	2013	2012	2011*
Beginning of period (rounded)	$7.50	$6.61	$7.00
End of period (rounded)	$10.00	$7.50	$6.61
Accumulation Units Outstanding at period-end (000 omitted)	933	1,029	1,145
Flexible Managed Portfolio
	2013	2012	2011*
Beginning of period (rounded)	$6.02	$5.32	$5.21
End of period (rounded)	$7.22	$6.02	$5.32
Accumulation Units Outstanding at period-end (000 omitted)	572	603	660
Global Portfolio
	2013	2012	2011*
Beginning of period (rounded)	$3.85	$3.28	$3.61
End of period (rounded)	$4.89	$3.85	$3.28
Accumulation Units Outstanding at period-end (000 omitted)	178	205	233
Government Income Portfolio
	2013	2012	2011*
Beginning of period (rounded)	$3.92	$3.79	$3.53
End of period (rounded)	$3.82	$3.92	$3.79
Accumulation Units Outstanding at period-end (000 omitted)	79	84	90
Stock Index Portfolio
	2013	2012	2011*
Beginning of period (rounded)	$8.63	$7.48	$7.55
End of period (rounded)	$11.36	$8.63	$7.48
Accumulation Units Outstanding at period-end (000 omitted)	1,099	1,181	1,287
* Portfolio was first offered in this product as of 1/24/2011.
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For More Information
Additional information about the Contracts can be obtained upon request without charge and can be found in the following documents:
■	Statement of Additional Information (SAI) (incorporated by reference into this prospectus)
■	Annual Report (including a discussion of market conditions and strategies that significantly affected the Contracts' performance during the previous year)
■	Semi-Annual Report
To obtain these documents or to ask any questions about the Contracts:
■	Call toll-free 1-877-778-2100
or
■	Write to The Prudential Variable Contract Account 10, 11 or 24, c/o Prudential Retirement Services 30 Scranton Office Park Scranton, PA 18507-1789
You can also obtain copies of Contract documents from the Securities and Exchange Commission website: http://www.sec.gov.
SEC File No's.:
The Prudential Variable Contract Account 10: 811-03421
The Prudential Variable Contract Account 11: 811-03422
The Prudential Variable Contract Account 24: 811-05053

NOT01SU042
04/2014

The Prudential Series Fund
PROSPECTUS • April 30, 2014
The Fund is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies the (“Contracts”). Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.
These securities have not been approved or disapproved by the Securities and Exchange Commission (the Commission or the SEC) or the Commodity Futures Trading Commission (the CFTC) nor has the Commission or the CFTC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.
Conservative Balanced Portfolio (Class I Shares)
Diversified Bond Portfolio (Class I Shares)
Equity Portfolio (Class I Shares)
Flexible Managed Portfolio (Class I Shares)
Global Portfolio (Class I Shares)
Government Income Portfolio (Class I Shares)
Stock Index Portfolio (Class I Shares)

1	SUMMARY: CONSERVATIVE BALANCED PORTFOLIO
5	SUMMARY: DIVERSIFIED BOND PORTFOLIO
9	SUMMARY: EQUITY PORTFOLIO
12	SUMMARY: FLEXIBLE MANAGED PORTFOLIO
16	SUMMARY: GLOBAL PORTFOLIO
20	SUMMARY: GOVERNMENT INCOME PORTFOLIO
23	SUMMARY: STOCK INDEX PORTFOLIO
26	ABOUT THE TRUST
27	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
36	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
43	PRINCIPAL RISKS
50	HOW THE TRUST IS MANAGED
60	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
65	OTHER INFORMATION
66	FINANCIAL HIGHLIGHTS
74	GLOSSARY: PORTFOLIO INDEXES

SUMMARY: CONSERVATIVE BALANCED PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is total investment return consistent with a conservatively managed diversified portfolio.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I Shares
Management Fees	.55%
+ Distribution and/or Service Fees (12b-1 Fees)	None
+ Other Expenses	.04%
= Total Annual Fund Operating Expenses	.59%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Class I Shares	$60	$189	$329	$738
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 188% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests in a mix of equity and equity-related securities, debt obligations and money market instruments. Under normal market conditions, the Portfolio typically invests approximately 50% of its assets in equity and equity-related securities (with a range of 15% to 75%) and approximately 50% of its assets in debt obligations and money market instruments (with a range of 25% to 85%). The percentage of Portfolio assets in each category is adjusted depending on the Portfolio's expectation regarding the different markets. The Portfolio may invest in foreign securities.
The equity portion of the Portfolio is generally managed as an index portfolio, designed to perform similarly to the holdings of the Standard & Poor's 500 Composite Stock Price Index.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
1

Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Mortgage-backed securities risk. Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place. Moreover, mortgage-related securities issued by private, non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government-issued mortgages.
The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation. Unlike Government National Mortgage Association securities, securities issued or guaranteed by U.S. government-related organizations such as the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risk includes: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign
2

exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio's foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:	Worst Quarter:
10.76%	-10.82%
3 rd Quarter of 2009	4 th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2013)
	1 Year	5 Years	10 Years
Conservative Balanced Class I Shares	16.15%	12.63%	6.43%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.37%	17.93%	7.40%
Conservative Balanced Custom Blended Index (reflects no deduction for fees, expenses or taxes)	14.31%	10.88%	5.95%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Quantitative Management Associates LLC	John Moschberger, CFA	Managing Director	October 1990
		Daniel Carlucci, CFA	Vice President	October 2010
		Edward F. Keon Jr.	Managing Director	February 2009
		Joel M. Kallman, CFA	Vice President	February 2009
	Prudential Investment Management, Inc.	Kay T. Willcox	Managing Director	July 1999
		Richard Piccirillo	Principal and Portfolio Manager	February 2013
3

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
		Michael J. Collins, CFA	Managing Director & Senior Investment Officer	February 2013
		Gregory Peters	Senior Portfolio Manager	April 2014
Note: Kay T. Willcox has announced her intention to retire from Prudential Investment Management, Inc. during the second half of 2014.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
4

SUMMARY: DIVERSIFIED BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is a high level of income over a longer term while providing reasonable safety of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I Shares
Management Fees	.40%
+ Distribution and/or Service Fees (12b-1 Fees)	None
+ Other Expenses	.05%
= Total Annual Fund Operating Expenses	.45%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Diversified Bond Class I Shares	$46	$144	$252	$567
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 144% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. The Portfolio will normally invest in intermediate and long-term debt obligations, but will adjust the mix of its short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up. In addition, the Portfolio may also invest up to 20% of its investable assets in lower rated securities which are riskier and considered speculative (sometimes referred to as “junk bonds”). The Portfolio also may invest up to 20% of its total assets in debt securities issued outside the US by US or foreign issuers whether or not such securities are denominated in the US dollar.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
5

Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Mortgage-backed securities risk. Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place. Moreover, mortgage-related securities issued by private, non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government-issued mortgages.
The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation. Unlike Government National Mortgage Association securities, securities issued or guaranteed by U.S. government-related organizations such as the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risk includes: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio's foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
6

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:	Worst Quarter:
8.10%	-3.30%
3 rd Quarter of 2009	2 nd Quarter of 2013

Average Annual Total Returns (For the periods ended December 31, 2013)
	1 Year	5 Years	10 Years
Diversified Bond Class I Shares	-0.71%	9.50%	6.28%
Index
Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-2.02%	4.44%	4.55%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Prudential Investment Management, Inc.	Kay T. Willcox	Managing Director	December 2008
		Robert Tipp, CFA	Managing Director	September 2002
		Michael J. Collins, CFA	Managing Director & Senior Investment Officer	November 2009
		Richard Piccirillo	Principal and Portfolio Manager	February 2013
		Gregory Peters	Senior Portfolio Manager	April 2014
Note: Kay T. Willcox has announced her intention to retire from Prudential Investment Management, Inc. during the second half of 2014.
7

TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
8

SUMMARY: EQUITY PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares
Management Fees	.45%	.45%
+ Distribution and/or Service Fees (12b-1 Fees)	None	.25%
+ Administration Fee	None	.15%
+ Other Expenses	.02%	.02%
= Total Annual Fund Operating Expenses	.47%	.87%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Equity Class I Shares	$48	$151	$263	$591
Equity Class II Shares	$89	$278	$482	$1,073
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 48% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies. The Portfolio considers major established companies to be those companies with market capitalizations within the market capitalization range of the Russell 1000® Index (measured at the time of purchase). The Portfolio may invest up to 30% of its total assets in foreign securities (not including American Depositary Receipts and similar instruments). The Portfolio employs a bottom-up stock selection process and invests in securities and value stocks.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
9

Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risk includes: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio's foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's performance compares to the returns of the Russell 1000 Index which includes stocks of companies with similar investment objectives.

Best Quarter:	Worst Quarter:
17.50%	-22.64%
2 nd Quarter of 2009	4 th Quarter of 2008

10

Average Annual Total Returns (For the periods ended December 31, 2013)
	1 Year	5 Years	10 Years
Equity Class I Shares	33.53%	17.77%	7.77%
Equity Class II Shares	32.99%	17.30%	7.34%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.37%	17.93%	7.40%
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	33.11%	18.59%	7.78%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Jennison Associates LLC	Spiros “Sig” Segalas	Director, President & CIO	February 2005
		Blair A. Boyer	Managing Director	January 2005
		David A. Kiefer, CFA	Managing Director	August 2000
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
11

SUMMARY: FLEXIBLE MANAGED PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is total return consistent with an aggressively managed diversified portfolio.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I Shares
Management Fees	.60%
+ Distribution and/or Service Fees (12b-1 Fees)	None
+ Other Expenses	.03%
= Total Annual Fund Operating Expenses	.63%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Flexible Managed Class I Shares	$64	$202	$351	$786
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 214% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests in a mix of equity and equity-related securities, debt obligations and money market instruments. Under normal market conditions, the Portfolio typically invests approximately 60% of its assets in equity and equity-related securities (with a range of 25% to 100%) and approximately 40% of its assets in debt obligations and money market instruments (with a range of 0% to 75%). The percentage of Portfolio assets in each category is adjusted depending on the Portfolio's expectations regarding the different markets. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities (commonly known as “junk bonds”).
The equity portion of the Portfolio is generally managed under an “enhanced index style.” Under this style, the portfolio managers utilize quantitative investment models as a tool in seeking to outperform the Standard & Poor's 500 Composite Stock Price Index and to limit the possibility of significantly underperforming that index.
12

Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Mortgage-backed securities risk. Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place. Moreover, mortgage-related securities issued by private, non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government-issued mortgages.
The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation. Unlike Government National Mortgage Association securities, securities issued or guaranteed by U.S. government-related organizations such as the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risk includes: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than
13

U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio's foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's performance compares to the returns of a custom blended stock index which includes stocks of companies with similar investment objectives. The manager composed the custom blended index to consist of the S&P 500 Index (60%), the Barclays Aggregate Bond Index (35%) and the 3-Month T-Bill Index (5%). The Portfolio’s investment manager determined the weight of each index comprising the blended index.

Best Quarter:	Worst Quarter:
11.07%	-12.79%
2 nd Quarter of 2009	4 th Quarter of 2008

14

Average Annual Total Returns (For the periods ended December 31, 2013)
	1 Year	5 Years	10 Years
Flexible Managed Class I Shares	20.15%	13.82%	7.05%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.37%	17.93%	7.40%
Flexible Managed Custom Blended Index (reflects no deduction for fees, expenses or taxes)	17.67%	12.46%	6.38%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Quantitative Management Associates LLC	Edward F. Keon Jr.	Managing Director	February 2009
		Joel M. Kallman, CFA	Vice President	February 2009
		Stacie L. Mintz, CFA	Managing Director	August 2006
	Prudential Investment Management, Inc.	Kay T. Willcox	Managing Director	July 1999
		Richard Piccirillo	Principal and Portfolio Manager	February 2013
		Michael J. Collins, CFA	Managing Director & Senior Investment Officer	February 2013
		Gregory Peters	Senior Portfolio Manager	April 2014
Note: Kay T. Willcox has announced her intention to retire from Prudential Investment Management, Inc. during the second half of 2014.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
15

SUMMARY: GLOBAL PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I Shares
Management Fees	.75%
+ Distribution and/or Service Fees (12b-1 Fees)	None
+ Other Expenses	.09%
= Total Annual Portfolio Operating Expenses	.84%
- Fee Waiver and/or Expense Reimbursement[1]	-.01%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	.83%
1Prudential Investments LLC (PI or the Investment Manager) has contractually agreed to waive 0.01% of its investment management fee through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to its expiration date, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this waiver after its expiration date will be subject to review by the Investment Manager and the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Global Class I Shares	$85	$267	$465	$1,036
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 57% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of US companies. Generally, the Portfolio invests in at least three countries, including the US, but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to US investments. For these purposes, the Portfolio does not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in the US markets as foreign securities. The Portfolio has five subadvisers and each subadviser uses either a “growth” approach or a “value” approach in selecting either foreign or US equity or equity-related securities (for example, one subadviser invests the Portfolio's assets in US equity or equity-related securities using a growth approach and the other subadviser invests the Portfolio's assets in US equity or equity-related securities using a value approach).
16

Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risk includes: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio's foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Value style risk. There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
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Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:	Worst Quarter:
21.59%	-22.39%
2 nd Quarter of 2009	4 th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2013)
	1 Year	5 Years	10 Years
Global Class I Shares	27.29%	15.57%	7.06%
Index
MSCI World Index (GD) (reflects no deduction for fees, expenses or taxes)	27.37%	15.68%	7.56%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	William Blair & Company LLC	Simon Fennell	Partner & Portfolio Manager	January 2014
		Kenneth J. McAtamney	Partner & Portfolio Manager	January 2014
	LSV Asset Management	Josef Lakonishok	CEO, CIO, Partner and Portfolio Manager	December 2005
		Menno Vermeulen, CFA	Partner, Portfolio Manager	December 2005
		Puneet Mansharamani, CFA	Partner, Portfolio Manager	January 2006
	Brown Advisory, LLC	Kenneth M. Stuzin, CFA	Partner	June 2013
	T. Rowe Price Associates, Inc.	Brian Rogers, CFA, CIC	CIO	December 2005
		Mark Finn, CFA, CPA	Vice President	February 2010
		John Linehan, CFA	Vice President	December 2005
	Quantitative Management Associates LLC	Edward F. Keon Jr.	Managing Director	February 2009
		Marcus M. Perl	Vice President	July 2008
		Joel M. Kallman, CFA	Vice President	February 2009
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Each of Quantitative Management Associates LLC (QMA), Jennison Associates LLC (Jennison) and Prudential Investment Management, Inc. (PIM) may provide “Management Services” and/or “Advice Services” to the Portfolio. Management Services includes discretionary investment management authority for all or a portion of the Portfolio's assets. Advice Services includes investment advice, asset allocation advice and research services other than day-to-day management of the Portfolio.
Although QMA, Jennison and PIM have been appointed to serve as subadvisers to the Portfolio, QMA presently provides only Advice Services to the Portfolio. PI has no current plans or intention to utilize QMA to provide Management Services to the Portfolio. PI has no current intention to utilize Jennison or PIM to provide any Management Services or Advice Services to the Portfolio.
Depending on future circumstances and other factors, however, PI, in its discretion, and subject to further approval by the Board, may in the future elect to utilize QMA, Jennison or PIM to provide Management Services and/or Advice Services to the Portfolio, as applicable.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
19

SUMMARY: GOVERNMENT INCOME PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is a high level of income over the long term consistent with the preservation of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I Shares
Management Fees	.40%
+ Distribution and/or Service Fees (12b-1 Fees)	None
+ Other Expenses	.09%
= Total Annual Fund Operating Expenses	.49%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Government Income Class I Shares	$50	$157	$274	$616
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 1154% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in US Government securities, including US Treasury securities, debt obligations issued or guaranteed by agencies or instrumentalities established by the US Government, and mortgage-backed securities issued by US Government instrumentalities. The Portfolio may invest up to 20% of its investable assets in other securities, including corporate debt securities and asset-backed securities.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
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Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Mortgage-backed securities risk. Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place. Moreover, mortgage-related securities issued by private, non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government-issued mortgages.
The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation. Unlike Government National Mortgage Association securities, securities issued or guaranteed by U.S. government-related organizations such as the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
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Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:	Worst Quarter:
4.03%	-2.34%
3 rd Quarter of 2011	2 nd Quarter of 2004

Average Annual Total Returns (For the periods ended December 31, 2013)
	1 Year	5 Years	10 Years
Government Income Class I Shares	-2.34%	4.65%	4.26%
Index
Barclays Government Bond Index (reflects no deduction for fees, expenses or taxes)	-2.60%	2.26%	4.14%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Prudential Investment Management, Inc.	Craig Dewling	Managing Director	September 2007
		Robert Tipp, CFA	Managing Director	November 2003
		Erik Schiller, CFA	Principal and Senior Portfolio Manager	February 2013
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
22

SUMMARY: STOCK INDEX PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I Shares
Management Fees	.35%
+ Distribution and/or Service Fees (12b-1 Fees)	None
+ Other Expenses	.02%
= Total Annual Fund Operating Expenses	.37%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Stock Index Class I Shares	$38	$119	$208	$468
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 2% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio normally invests at least 80% its investable assets (net assets plus any borrowings made for investment purposes) in common stocks of companies that comprise the S&P 500 Index. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager generally purchases stocks in proportion to their weighting in the S&P 500 Index.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
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Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:	Worst Quarter:
15.84%	-21.81%
2 nd Quarter of 2009	4 th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2013)
	1 Year	5 Years	10 Years
Stock Index Class I shares	31.89%	17.58%	7.11%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.37%	17.93%	7.40%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Quantitative Management Associates LLC	John W. Moschberger, CFA	Managing Director	October 1990
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Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
		Daniel Carlucci, CFA	Vice President	October 2010
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
25

ABOUT THE TRUST
About the Trust and Its Portfolios
This Prospectus provides information about The Prudential Series Fund (the Trust) and its separate Portfolios.
Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as overall manager for the Trust. The assets of each Portfolio are managed by one or more subadvisers under a “manager-of-managers” structure. More information about PI, the “manager-of-managers” structure, and the subadvisers is included in “How the Trust is Managed” later in this Prospectus.
Each Portfolio of the Trust offers Class I shares and certain Portfolios of the Trust also offer Class II shares. Class I shares are sold only to separate accounts of insurance companies affiliated with Prudential Financial, Inc., including but not limited to The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Shares of the Trust may be sold directly to certain qualified retirement plans.
Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.
26

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Investment Objectives & Policies
In addition to each Portfolio's summary section, each Portfolio's investment objective and policies are described in more detail on the following pages. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.
Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.
A change in the securities held by a Portfolio is known as “portfolio turnover.” A Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If a Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights tables at the end of this prospectus show each Portfolio's portfolio turnover rate during the past fiscal years.
In response to adverse market conditions or when restructuring a Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.
Conservative Balanced Portfolio
The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.
We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.
Under normal conditions, we will invest within the ranges shown below:
Conservative Balanced Portfolio: Investment Ranges
Asset Type	Minimum	Normal	Maximum
Equity and equity-related securities	15%	50%	75%
Debt obligations and money market instruments	25%	50%	85%
The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor's 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.
Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated “investment grade.” This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments. The Portfolio may invest without limitation in debt obligations issued or guaranteed by the US Government and government-related entities. Examples of debt securities that are backed by the full faith and credit of the US Government are Treasury Inflation Protected Securities and obligations of the Government National Mortgage
27

Association (Ginnie Mae). In addition, we may invest in US Government securities issued by other government entities, like Fannie Mae and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the US Government. Instead, these issuers have the right to borrow from the US Treasury to meet their obligations.
The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt. The Portfolio may also invest in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.
The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the US dollar. Up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside the US by foreign or US issuers, provided the securities are denominated in US dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.
We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.
The Portfolio's investment in debt securities may include investments in mortgage-related securities and asset-backed securities. Up to 5% of the Portfolio's assets may also be invested in Collateralized Debt Obligations (CDOs) and other credit-related asset-backed securities.
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:
■	Alternative investment strategies—including derivatives—to try and improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
■	Purchase and sell exchange-traded funds (ETFs).
■	Forward foreign currency exchange contracts.
■	Purchase securities on a when-issued or delayed-delivery basis.
■	Short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
■	Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio's assets may be invested in credit-linked securities.
■	Repurchase Agreements. The Portfolio may participate with certain other Portfolios of the Trust and other affiliated funds in a joint repurchase account under an order obtained from the SEC.
■	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).
■	Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.
■	Illiquid securities.
The equity portion of the Portfolio is managed by Quantitative Management Associates LLC (QMA), and the fixed income and money market portions of the Portfolio are managed by Prudential Investment Management, Inc. (PIM).
Diversified Bond Portfolio
The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.
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To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets in high-grade debt obligations and high-quality money market investments. The Portfolio will normally invest in intermediate and long-term debt obligations. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.
In general, the value of debt obligations moves in the opposite direction as interest rates—if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio's short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.
Investment grade debt securities are those that major rating services, like S&P or Moody's, have rated within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio's investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include US Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.
The Portfolio may invest without limit in debt obligations issued or guaranteed by the US Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the US Government is an obligation of Ginnie Mae. In addition, we may invest in US Government securities issued by other government entities, like Fannie Mae and Sallie Mae which are not backed by the full faith and credit of the US Government. Instead, these issuers have the right to borrow from the US Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.
We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the US by US or foreign issuers whether or not such securities are denominated in the US dollar.
The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.
We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:
■	CDOs and other credit-related asset-backed securities. No more than 5% of the Portfolio's assets may be invested in CDOs.
■	Alternative investment strategies—including derivatives—to try and improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
■	Forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.
■	Short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
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■	Credit-linked securities, which may be linked to one or more underlying credit default swaps.
■	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.
■	Illiquid securities.
The Portfolio is managed by PIM.
Equity Portfolio
The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.
We normally invest at least 80% of the Portfolio's investable assets in common stock of major established companies as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.
The Portfolio considers major established companies to be those companies with market capitalizations within the market capitalization range of the Russell 1000® Index (measured as of the time of purchase). As of January 31, 2014, the Russell 1000® Index had a weighted average market capitalization of $102.6 billion and the largest company by market capitalization was $469.9 billion.
Up to 20% of the Portfolio's investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”
The Portfolio employs a bottom-up stock selection process, driven by internal, fundamental research. Investment candidates include securities traditionally classified as growth stocks and value stocks, as well as stocks exhibiting characteristics of both investment styles. An ideal growth stock may include: superior absolute and relative earnings growth (typically 50% greater than the overall market); high levels of unit, revenue, and cash flow growth; improving sales momentum; high or improving profitability; a robust balance sheet with high or improving return on equity, return on assets, or return on invested capital; a strong and defensible competitive market position; an enduring business franchise; unique marketing competence; strong research and development that leads to superior new and differentiated product flow; capable, disciplined, and proven management; earnings results that have met or exceeded expectations; and an attractive valuation relative to growth prospects.
Investment decisions seek to capture the acceleration of growth or the inflection point in a company's growth rate that is not fully reflected in the stock's price. Another important factor is the level of conviction the team has in the duration of the company's growth.
An ideal value stock may include: an attractive valuation (based on a variety of valuation measures, including price to free cash flow, price to forward earnings, price to book value, enterprise value to earnings before interest, taxes and depreciation (EBITDA), and price to sales); below “normal,” but improving, operations; strong franchises with low embedded expectations; presence of hidden assets; special situations (such as takeover arbitrage or other event driven investments); and a collection of catalysts that should propel the stock price higher and limited or no warning signs that could signal value traps.
Over a full market cycle, the investment team seeks to outperform the benchmark by investing with a portfolio with earnings growth greater than the index at valuations comparable to that of the index. Although the allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle.
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Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider ADRs and similar receipts or shares traded in US markets as foreign securities.
We may also pursue the following types of investment strategies and/or invest in the following types of securities:
■	Alternative investment strategies—including derivatives—to try to improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
■	Forward foreign currency exchange contracts.
■	Purchase securities on a when-issued or delayed delivery basis.
■	Short sales against-the-box.
■	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC.
■	Equity and/or debt securities of REITs.
■	Illiquid securities.
The Portfolio is managed by Jennison Associates LLC (Jennison).
Flexible Managed Portfolio
The investment objective of this Portfolio is to seek a total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.
We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.
We invest in equity, debt and money market securities—in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a higher level of volatility than the conservative fund in effort to achieve greater appreciation.
Under normal conditions, we will invest within the ranges set out below:
Flexible Managed Portfolio: Asset Allocation
Asset Type	Minimum	Normal	Maximum
Equity and equity-related securities	25%	60%	100%
Debt obligations and money market securities	0%	40%	75%
The equity portion of the Portfolio is generally managed under an “enhanced index style.” Under this style, the portfolio managers use a quantitative approach in seeking to outperform the Standard & Poor's 500 Composite Stock Price Index and to limit the possibility of significantly underperforming that index.
The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies that, in our judgment, will provide either attractive returns relative to their peers, or are desirable to hold in the Portfolio to manage risk.
The Portfolio may invest without limitation in debt obligations issued or guaranteed by the US Government and government-related entities. Examples of debt securities that are backed by the full faith and credit of the US Government are Treasury Inflation Protected Securities and obligations of Ginnie Mae. In addition, we may invest in US Government securities issued by other government entities, like Fannie Mae and Sallie Mae which are not backed by the full faith and credit of the US Government. Instead, these issuers have the right to borrow from the US Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.
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The Portfolio also may invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.
The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.
The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the US dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside of the US by foreign or US issuers provided the securities are denominated in US dollars. For these purposes, we do not consider ADRs as foreign securities.
We may also pursue the following types of investment strategies and/or invest in the following types of securities:
■	REITs.
■	CDOs and other credit-related asset-backed securities (up to 5% of the Portfolio's assets may be invested in these instruments).
■	Alternative investment strategies—including derivatives—to try to improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
■	Purchase and sell exchange-traded fund shares (ETFs).
■	Forward foreign currency exchange contracts.
■	Purchase securities on a when-issued or delayed delivery basis.
■	Short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
■	Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio's assets may be invested in credit-linked securities.
■	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.
■	Illiquid securities.
The stock portion of the Portfolio is managed by QMA, and the fixed income portion of the Portfolio is managed by PIM.
Global Portfolio
The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.
The Portfolio invests primarily in common stocks (and their equivalents) of foreign and US companies. Each subadviser for the Portfolio generally will use either a “growth” approach or a “value” approach in selecting either foreign or US common stocks.
The approximate asset allocation as of February 28, 2014, area of geographic focus, and primary investment style for each subadviser are set forth below:
Global Portfolio: Subadviser Allocations
Subadviser	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair & Company LLC (William Blair)	23%	Foreign Equity	Growth-oriented
LSV Asset Management (LSV)	22%	Foreign Equity	Value-oriented
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Global Portfolio: Subadviser Allocations
Subadviser	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
Brown Advisory, LLC (Brown Advisory)	27%	U.S. Equity	Growth-oriented
T. Rowe Price Associates, Inc. (T. Rowe Price)	29%	U.S. Equity	Value-oriented
William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure.
LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process.
Brown Advisory’s Large-Cap Growth Equity Strategy is a concentrated portfolio typically comprising 30-35 securities. The strategy’s investment process is based on fundamental bottom-up research. Brown Advisory seeks to own strong businesses that it believes have the potential to grow their earnings per share over 14% on an annual basis through a full market cycle. Brown Advisory seeks to optimize the portfolio around the upside potential/downside risk of each holding, and allocate capital to those securities with the best risk versus reward profile. Brown Advisory has a disciplined, repeatable process in place and looks to invest where outcomes are skewed heavily in its favor.
T. Rowe Price invests primarily in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price typically employs a “value” approach in selecting investments. T. Rowe Price's in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation. The actual allocation to each subadviser may vary from the target allocation listed above. In selecting investments, T. Rowe Price generally looks for one or more of the following: low price/earnings, price/book value, price/sales, or price/cash flow ratios relative to the S&P 500, the company's peers, or its own historic norm; low stock price relative to a company's underlying asset values; companies that may benefit from restructuring activity; and/or a sound balance sheet and other positive financial characteristics. The Portfolio may change the target allocations.
This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. As set forth above, the Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of US companies. Generally, the Portfolio invests in at least three countries, including the US, but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to US investments. The Portfolio may invest in emerging markets securities. For these purposes, we do not consider ADRs and similar receipts or shares traded in the US markets as foreign securities.
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:
■	Alternative investment strategies—including derivatives—to try and improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
■	Forward foreign currency exchange contracts.
■	Purchase securities on a when-issued or delayed delivery basis.
■	Short sales against-the-box.
■	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC.
■	Equity and/or debt securities issued by REITs.
■	Illiquid securities.
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The Portfolio is managed by William Blair, LSV, Brown Advisory, and T. Rowe Price.
In addition to the subadvisers listed above, each of QMA, Jennison and PIM may provide “Management Services” and/or “Advice Services” to the Portfolio. Management Services includes discretionary investment management authority for all or a portion of the Portfolio's assets. Advice Services includes investment advice, asset allocation advice and research services other than day-to-day management of the Portfolio.
Although QMA, Jennison and PIM have been appointed to serve as subadvisers to the Portfolio, QMA presently provides only Advice Services to the Portfolio. PI has no current plans or intention to utilize QMA to provide Management Services to the Portfolio. PI has no current intention to utilize Jennison or PIM to provide any Management Services or Advice Services to the Portfolio.
Depending on future circumstances and other factors, however, PI, in its discretion, and subject to further approval by the Board, may in the future elect to utilize QMA, Jennison or PIM to provide Management Services and/or Advice Services to the Portfolio, as applicable.
Government Income Portfolio
The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.
Normally, we invest at least 80% of the Portfolio's investable assets in US Government securities, which include Treasury securities, obligations issued or guaranteed by US Government agencies and instrumentalities and mortgage-backed securities issued by US Government instrumentalities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.
US Government securities are considered among the most creditworthy of debt securities. Because they are generally considered less risky, their yields tend to be lower than the yields from corporate debt. Like all debt securities, the values of US Government securities will change as interest rates change.
The Portfolio may normally invest up to 20% of its investable assets in (i) money market instruments, (ii) asset-backed securities rated at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment) and (iii) subject to a limit of 10% of its investable assets and a rating of at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment), foreign securities (including securities issued by foreign governments, supranational organizations or non-governmental foreign issuers such as banks or corporations) denominated in US dollars or in foreign currencies which may or may not be hedged to the US dollar. The Portfolio may invest up to 25% of its net assets in zero coupon bonds.
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:
■	Alternative investment strategies—including derivatives—to try to improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
■	Purchase securities on a when issued or delayed delivery basis.
■	Short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
■	Forward foreign currency exchange contracts and foreign currency futures contracts.
■	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC.
■	We may also invest in reverse repurchase agreements and dollar rolls. The Portfolio may invest up to 30% of its assets in these instruments.
■	Illiquid securities.
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The Portfolio is managed by PIM.
Stock Index Portfolio
The investment objective of this Portfolio is investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.
To achieve our objective, we use the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). We aim to hold the same security composition as the S&P 500 Index, with the exception of Prudential Financial, Inc. stock. Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor's 500 Composite Stock Price Index. The S&P 500 Index is a market-weighted index, which represents more than 70% of the market value of all publicly-traded common stocks.
We will normally invest at least 80% of the Portfolio's investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.
To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio's performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.
We may also use alternative investment strategies including derivatives to try to improve the Portfolio's returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:
■	Alternative investment strategies—including derivatives—to try and improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
■	Purchase and sell ETFs.
■	Purchase securities on a when-issued or delayed delivery basis.
■	Short sales and short sales against-the-box. No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.
■	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC.
■	Equity and/or debt securities issued by REITs.
■	Illiquid securities.
The Portfolio is managed by QMA.
A stock's inclusion in the S&P 500 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. “Standard & Poor's,” “Standard & Poor's 500” and “500” are trademarks of McGraw Hill.
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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
Additional Investments & Strategies
As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.
American Depositary Receipts (ADRs)—Certificates representing the right to receive foreign securities that have been deposited with a US bank or a foreign branch of a US bank.
Asset-Backed Securities—An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.
Collateralized Debt Obligations (CDOs)—A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.
Convertible Debt and Convertible Preferred Stock—A convertible security is a security—for example, a bond or preferred stock—that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer—through their conversion mechanism—the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.
Credit Default Swaps—In a credit default swap, a Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.
Credit-Linked Securities—Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. A Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.
Depositary Receipts—A Portfolio may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (GDRs) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a
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correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged.
Derivatives—A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.
Dollar Rolls—Dollar rolls involve the sale by a Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar—but not necessarily the same—security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.
Energy Companies—Companies that are involved in oil or gas exploration, production, refining or marketing, or any combination of the above are greatly affected by the prices and supplies of raw materials such as oil or gas. The earnings and dividends of energy companies can fluctuate significantly as a result of international economics, politics and regulation.
Equity Swaps—In an equity swap, a Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.
Event-Linked Bonds—Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose a Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.
Exchange Traded Funds—An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers'' (which are tied to large decreases in stock prices) halts stock trading generally.
Financial Services Companies—Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.
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Foreign Currency Forward Contracts—A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to ”lock-in“ the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an ”offsetting“ contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.
Futures Contracts—A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the ”initial margin.“ Every day during the futures contract, either the buyer or the futures commission merchant will make payments of ”variation margin.“ In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.
Global Depositary Receipts (GDRs)—GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign securities and are usually denominated in foreign currencies. They may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets. Investments in GDRs involve certain risks unique to foreign investments. These risks are set forth in the section entitled “Foreign and Emerging Markets Risk” above.
Healthcare Technology Companies—These companies will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. In addition, this industry is characterized by competition and rapid technological developments that may make a company’s products or services obsolete in a short period of time.
Illiquid Securities—An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Portfolio's net asset value. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 5% of its net assets in illiquid securities. Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of the Portfolios. Those securities are not subject to the 15% and 5% limits. The 15% and 5% limits are applied as of the date the Portfolio purchases an illiquid security. In the event the market value of a Portfolio's illiquid securities exceeds the 15% or 5% limits due to an increase in the aggregate value of its illiquid securities and/or a decline in the aggregate value of its other securities, the Portfolio: (i) will not purchase additional illiquid securities and (ii) will consider taking other appropriate steps to maintain adequate liquidity, including, without limitation, reducing its holdings of illiquid securities in an orderly fashion.
Inflation-Indexed Securities—Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real
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interest rates decrease. Interest payments on inflation indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors, such as a Portfolio, do not receive their principal until maturity.
Interest Rate Swaps—In an interest rate swap, a Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. See also “Swaps” defined below.
Joint Repurchase Account—In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.
Loans and Assignments—Loans are privately negotiated between a corporate borrower and one or more financial institutions. A Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that a Portfolio sells the loan.
In assignments, a Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.
MLPs—MLP investments may include, but are not limited to: MLPs structured as LPs or LLCs; MLPs that are taxed as “C” corporations; I-Units issued by MLP affiliates; parent companies of MLPs; shares of companies owning MLP general partnership interests and other securities representing indirect beneficial ownership interests in MLP common units; “C” corporations that hold significant interests in MLPs; and other equity and fixed income securities and derivative instruments, including pooled investment vehicles and ETPs, that provide exposure to MLP investments. MLPs generally own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy related equipment or services. A Portfolio’s MLP investments may be of any capitalization size.
Mortgage-Related Securities—Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The Portfolios may invest in mortgage-related securities issued and guaranteed by the US Government or its agencies and mortgage-backed securities issued by government sponsored enterprises such as Fannie Mae, Ginnie Mae and debt securities issued by Freddie Macs that are not backed by the full faith and credit of the United States. The Portfolios may also invest in private mortgage-related securities that are not guaranteed by US Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.
Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, US Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.
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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by US Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.
Non-Voting Depositary Receipts (NVDRs)—NVDRs are listed securities on the Stock Exchange of Thailand through which investors receive the same financial benefits as those who invest directly in a company’s ordinary shares; however, unlike ordinary shareholders, NVDR holders cannot be involved in company decision-making. NVDRs are designed for use in the Thailand securities market. Investments in NVDRs involve certain risks unique to foreign investments. These risks are set forth in the section entitled “Foreign and Emerging Markets Risk” above.
Options—A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.
Participation Notes (P-Notes)—P-Notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a P-Note is intended to reflect the performance of the underlying equity securities, the performance of a P-Note will not replicate exactly the performance of the issuers or markets that the P-Note seeks to replicate due to transaction costs and other expenses. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with a Portfolio.
Prepayment—Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When a Portfolio reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Portfolio’s income, yield and its distributions to shareholders. Securities subject to prepayment may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates.
Private Investments in Public Equity (PIPEs)—A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and a Portfolio cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this
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time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
Real Estate Investment Trusts (REITs)—A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.
Repurchase Agreements—In a repurchase transaction, a Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.
Reverse Repurchase Agreements—In a reverse repurchase transaction, a Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.
Short Sales—In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. A Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.
Short Sales Against-the-Box—A short sale against the box involves selling a security that a Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.
Swap Options—A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.
Swaps—Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.
Temporary Defensive Investments—In response to adverse market, economic, or political conditions, a Portfolio may take a temporary defensive position and invest up to 100% of the Portfolio’s assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of the Portfolio’s assets in cash, cash equivalents or shares of affiliated money market or short-term bond funds. Investing heavily in these securities will limit the subadviser’s ability to achieve a Portfolio’s investment objectives, but can help to preserve the Portfolio’s assets during adverse economic environments. The use of temporary defensive investments may be inconsistent with a Portfolio’s investment objectives.
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Total Return Swaps—In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.
Unrated Debt Securities—Unrated debt securities determined by the investment manager to be of comparable quality to rated securities which a Portfolio may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.
Utilities Industry—Utility company equity securities, which are generally purchased for their dividend yield, historically have been sensitive to interest rate movements: when interest rates have risen, the stock prices of these companies have tended to fall. In some states, utility companies and their rates are regulated; other states have moved to deregulate such companies thereby causing non-regulated companies’ returns to generally be more volatile and more sensitive to changes in revenue and earnings. Certain utilities companies face risks associated with the operation of nuclear facilities for electric generation, including, among other considerations, litigation, the problems associated with the use of radioactive materials and the effects of natural or man-made disasters. In general, all utility companies may face additional regulation and litigation regarding their power plant operations; increased costs from new or greater regulation of these operations; the need to purchase expensive emissions control equipment or new operations due to regulations, and the availability and cost of fuel, all of which may lower their earnings.
When-Issued and Delayed Delivery Securities—With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.
Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If a Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).
The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 5% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 5% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.
We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI.
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PRINCIPAL RISKS
The risks identified below are the principal risks of investing in the Portfolios. The Summary section for each Portfolio lists the principal risks applicable to that Portfolio. This section provides more detailed information about each risk.
All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk and liquidity risk, which are further described under Fixed Income Securities Risk.
Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require a Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates (prepayment risk). In a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent a Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more a Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.
The risks associated with investments in asset-backed and mortgage-backed securities, particularly credit risk, are heightened in connection with investments in loans to “subprime” borrowers or borrowers with blemished credit histories. Some mortgage-backed securities receive government or private support, but there is no assurance that such support will remain in place.
Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Moreover, securities backed by mortgages issued by private, non-government issuers may experience higher rates of default on the underlying mortgages than government issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties.
A Portfolio may invest in securities issued or guaranteed by the US government or its agencies and instrumentalities, such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac). Unlike Ginnie Mae securities, securities issued or guaranteed by US government-related organizations such as Fannie Mae or Freddie Mac are not backed by the full faith and credit of the US government, and no assurance can be given that the US government would provide financial support to such securities.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, and currency exchange rates. Derivatives in which the Portfolios may invest include exchange-traded instruments as well as privately negotiated instruments, also called over-the-counter instruments. Examples of derivatives include options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. A Portfolio may, but is not required to, use derivatives to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative.
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The use of derivatives involves a variety of risks and costs that are different from, or possibly greater than, investing directly in traditional equity and debt securities, including:
■	Counterparty credit risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, a Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.
■	Leverage risk. Certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage. Leverage can result in losses to a Portfolio that exceed the amount the Portfolio originally invested. To mitigate leverage risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
■	Liquidity and valuation risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately negotiated instruments may be difficult to terminate, and from time to time, a Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately negotiated instruments, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards).
■	Hedging risk. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with its other portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or magnify losses if the market moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged, to the extent expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Portfolio is not required to use hedging and may choose not to do so.
■	Commodity risk. A commodity-linked derivative instrument is a financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements or fluctuations, such as demand, supply disruptions and speculation, and changes in interest and exchange rates. Commodity-linked derivative instruments may be more volatile than investments in traditional equity and debt securities.
Equity Securities Risk. There is a risk that the value of a particular stock or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which a Portfolio invests could go down. A Portfolio’s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Such events may result in losses to a Portfolio. Preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets, but does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include the risk of losses attributable to adverse changes in interest rates, broader market conditions and the financial condition of the stock’s issuer.
Expense Risk. Your actual cost of investing in a Portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses” for a variety of reasons. For example, portfolio operating expense ratios may be higher than those shown if a Portfolio’s average net assets decrease, fee waivers or expense limitations change, or the Portfolio incurs more expenses than expected.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.
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■	Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which a Portfolio is subject. Information on the ratings issued to debt securities by certain credit rating agencies is included in Appendix I to this Prospectus. Not all securities are rated. In the event that the relevant credit rating agencies assign different ratings to the same security, a Portfolio’s subadviser may determine which rating it believes best reflects the security’s quality and risk at that time. Some but not all US government securities are insured or guaranteed by the US government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for US government securities than for other investment-grade securities, the return may be lower.
■	Liquidity risk. Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all.
■	Interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Certain securities acquired by a Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation. A Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.
Focus Risk. To the extent that a Portfolio focuses its investments in particular countries, regions, industries, sectors, or types of investments from time to time, the Portfolio may be subject to greater risks of adverse developments in such areas of focus than a portfolio that invests in a wider variety of countries, regions, industries, sectors, or investments. As a result, a Portfolio may accumulate larger positions in such countries, regions, industries, sectors, or types of investments and its performance may be tied more directly to the success or failure of a smaller group of related portfolio holdings than a portfolio that invests more broadly.
Foreign Investment Risk. Investment in foreign securities generally involve more risk than investing in securities of US issuers. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts.
Foreign investment risk includes the following risks:
■	Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the US and non-US governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. If a foreign currency grows weaker relative to the US dollar, the value of securities denominated in that foreign currency generally decreases in terms of US dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. A Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases a Portfolio may be exposed to losses that are greater than the amount originally invested. For most emerging market currencies, suitable hedging instruments may not be available.
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■	Emerging market risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Emerging markets may also have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for a Portfolio.
■	Foreign market risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the US, which may result in lower recoveries for investors.
■	Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the US
■	Liquidity and valuation risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a function of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US markets. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches an estimate of its value.
■	Political risk. Political developments may adversely affect the value of a Portfolio’s foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. In addition, a Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of a foreign corporation’s assets, imposition of currency exchange controls, or restrictions on the repatriation of non-US currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. These risks are heightened in all respects with respect to investments in foreign securities issued by foreign corporations and governments located in developing countries or emerging markets.
■	Regulatory risk. Some foreign governments regulate their exchanges less stringently than the US, and the rights of shareholders may not be as firmly established as in the US. In general, less information is publicly available about foreign corporations than about US companies.
■	Taxation risk. Many foreign markets are not as open to foreign investors as US markets. A Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.
High-Yield Risk. Investments in high-yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.
Index Tracking Risk. Although a Portfolio may seek to track the performance and/or holdings and weightings of an index as closely as possible (i.e., achieve a high degree of correlation with the index), the Portfolio’s return and/or holdings may not match or achieve a high degree of correlation with the returns and/or holdings of the index because of operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently and shift into and out of favor depending on market and economic conditions and investor sentiment, and tend to go through cycles of performing better—or worse—than other segments of the stock market or the overall stock market. As a result, a Portfolio’s performance may at times be worse than the performance of other portfolios that employ different investment styles.
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Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, share prices may decline significantly, even if earnings do increase. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing a Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges, including changes to technology or consumer tastes, and may grow more slowly than smaller companies, especially during market cycles corresponding to periods of economic expansion. Market capitalizations of companies change over time.
Leverage Risk. Leverage is the investment of borrowed cash. When using leverage, a Portfolio receives any profit or loss on the amount borrowed and invested, but remains obligated to repay the amount borrowed plus interest. The effect of using leverage is to amplify a Portfolio’s gains and losses in comparison to the amount of a Portfolio’s assets (that is, assets other than borrowed assets) at risk, thus causing the Portfolio to be more volatile. Certain transactions may give rise to a form of leverage. Examples of such transactions include borrowing, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. To mitigate leverage risk, a Portfolio may segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
Liquidity and Valuation Risk. From time to time, a Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. In those cases, a Portfolio may have difficulty determining the values of those securities for the purpose of determining a Portfolio’s net asset value. A Portfolio also may have difficulty disposing of those securities at the values determined by the Portfolio for the purpose of determining the Portfolio’s net asset value, especially during periods of significant net redemptions of Portfolio shares. For example, private equity investments and private real estate-related investments are generally considered illiquid and generally cannot be readily sold. As a result, private real estate-related investments owned by a Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the price a Portfolio would receive upon the sale of the investment.
Portfolios with principal investment strategies that involve foreign securities, private placement investments, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity and valuation risk.
Market and Management Risk. Market risk is the risk that the markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Management risk is the risk that the investment strategy or PI or a subadviser will not work as intended. All decisions by PI or a subadviser require judgment and are based on imperfect information. In addition, Portfolios managed using an investment model are subject to the risk that the investment model may not perform as expected.
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because a Portfolio may invest of portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a
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Portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Model Design Risk. The design of the underlying models may be flawed or incomplete. The investment models QMA uses are based on historical and theoretical underpinnings that it believes are sound. There can be no guarantee, however, that these underpinnings will correlate with security price behavior in the manner assumed by QMA's models. Additionally, the quantitative techniques that underlie QMA's portfolio construction processes may fail to fully anticipate important risks.
Model Implementation Risks. While QMA strives to mitigate the likelihood of material implementation errors, it is impossible to completely eliminate the risk of error in the implementation of the computer models that guide QMA's quantitative investment processes. Additionally, it may be difficult to implement model recommendations in volatile and rapidly changing market conditions. Risks associated with model implementation include the following:
■	The model may not operate as expected due to coding shortcomings, the quality of inputs or other similar sources of error.
■	Although QMA has back-up facilities, it is possible that computing or communication technology may be disrupted, making it difficult or impossible for QMA to run its models.
■	While QMA uses computer-based models in connection with its investment strategies, the implementation of these strategies allows for non-quantitative inputs from QMA's portfolio managers. Judgment decisions made by the investment team may detract from the investment performance that might otherwise be generated by QMA's models.
■	Turnover-related trading costs will reduce the performance and performance may be diminished when trading costs, or turnover, are high.
■	QMA utilizes a large amount of internally and externally supplied data in its investment models, much of which may change frequently. Although QMA routinely monitors the data it uses, it is possible that QMA will not identify all data inaccuracies. Additionally, certain data items may become unavailable at any time, for reasons outside of QMA's control, potentially reducing the efficacy of its models.
■	A client’s portfolio may perform better or worse than other similarly managed accounts for different reasons including, among other variables, the frequency and timing of rebalancing and trading each portfolio, the size of each portfolio, and the number of positions in each portfolio. QMA does not manage portfolios with the intention of holding specific securities; rather, QMA targets specific combined portfolio characteristics. This process will result in differences in the securities held across similarly managed portfolios, leading to potential differences in performance.
Non-Diversification Risk. A Portfolio is considered “diversified” if, with respect to 75 percent of its total assets, it invests no more than 5 percent of its total assets in the securities of one issuer, and its investments in such issuer represent no more than 10 percent of that issuer’s outstanding voting securities. To the extent that a Portfolio is not diversified, there is a risk that the Portfolio may be adversely affected by the performance of relatively few securities or the securities of a single issuer. A non-diversified Portfolio is therefore more exposed to losses caused by a smaller group of portfolio holdings than a diversified portfolio.
Real Estate Risk. Investments in REITs and real estate-linked derivative instruments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property and, as a result, may be more exposed to events that adversely affect such properties or areas than REITs that invest more broadly.
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Recent Events Risk. The ongoing financial and debt crises have caused increased volatility and significant declines in the value and liquidity of many securities in US and foreign financial markets. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. In response to these crises, the US and other governments, and their agencies and instrumentalities such as the Federal Reserve and certain foreign central banks, have taken steps to support financial markets. The reduction or withdrawal of these measures could negatively affect the overall economy and/or the value and liquidity of certain securities. In addition, the impact of legislation enacted in the United States calling for reform of many aspects of financial regulation, and the corresponding regulatory changes on the markets and the practical implications for market participants, may not be known for some time.
Regulatory Risk. A Portfolio may be subject to a variety of laws and regulations which govern its operations. Similarly, the businesses and other issuers of the securities and other instruments in which a Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change. A change in laws and regulations may materially impact a Portfolio, a security, business, sector or market. For example, a change in laws or regulations made by the government or a regulatory body may impact the ability of a Portfolio to achieve its investment objective, or may impact a Portfolio’s investment policies and/or strategies, or may reduce the attractiveness of an investment.
Small and Medium Sized Company Risk. The shares of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller and medium sized companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
Small Sized Company Risk. The shares of small sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
US Government Securities Risk. US Treasury obligations are backed by the “full faith and credit” of the US Government. Securities issued or guaranteed by federal agencies or authorities and US Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the US Government. These securities may be supported by the ability to borrow from the US Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the US Treasury.
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HOW THE TRUST IS MANAGED
Board of Trustees
The Board of Trustees oversees the actions of Prudential Investments LLC (PI or the Investment Manager), the subadvisers and the distributor and decides on general policies. The Board also oversees the Trust's officers who conduct and supervise the daily business operations of the Trust.
Investment Manager
PI, a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Trust. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2013, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $237.8 billion.
The Trust uses a “manager-of-managers” structure. Under this structure, PI selects (with approval of the Trust's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without prior notice and without board or shareholder approval. Any such changes will be reflected in the next annual update to the prospectus. The Trust will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement. The Trust has obtained an exemption from the SEC that permits PI, subject to approval by the Board, to change subadvisers for a Portfolio by: (i) entering into new subadvisory agreements with non-affiliated subadvisers, without obtaining shareholder approval of such changes and (ii) entering into new subadvisory agreements with affiliated subadvisers with shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by PI and the Board.
PI and the Trust have filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisers to certain subadvisers under the order that are affiliates of PI (“affiliated subadvisers”). If such relief is granted by the SEC, PI, with the approval of the Trust's Board, would be able to hire non-affiliated and/or affiliated subadvisers to manage all or a portion of a Portfolio’s assets without obtaining shareholder approval. PI would also have the discretion to terminate any subadviser and allocate and reallocate a Portfolio’s assets among any other subadvisers (including terminating a non-affiliated subadviser and replacing it with an affiliated subadviser). PI, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadviser without shareholder approval. There can be no assurance that such relief will be granted by the SEC. PI and the Trust will be subject to any new conditions imposed by the SEC.
A discussion regarding the basis for the Board's approval of the Trust's investment management and subadvisory agreements is available in the Trust's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Trust's annual report (for agreements approved during the six-month period ended December 31).
INVESTMENT MANAGEMENT FEES
Set forth below are the total effective annualized investment management fees paid (as a percentage of average net assets) by each Portfolio of the Trust to PI during 2013:
Conservative Balanced	.55%
Diversified Bond Portfolio	.40%
Equity	.45%
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Flexible Managed	.60%
Global	.75%
Government Income	.40%
Stock Index	.30%
Notes to Investment Management Fees Table:
PI has voluntarily agreed to waive a portion of its management fee equal to an annual rate of 0.05% of the average daily net assets of the Stock Index Portfolio. The waiver is voluntary and may be modified or terminated by PI at any time without notice.
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INVESTMENT SUBADVISERS
Each Portfolio of the Trust has one more investment subadvisers providing the day-to-day investment management of the Portfolio. PI pays each investment subadviser out of the fee that PI receives from the Trust. Descriptions of each investment subadviser are set out below:
Brown Advisory, LLC (Brown Advisory) is headquartered at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231. Brown Advisory was founded in 1993 and managed approximately $40.3 billion in assets as of December 31, 2013.
Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2013 Jennison managed in excess of $175 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.
Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PIM was formed in June 1984 and was registered with the SEC as an investment adviser in December 1984. The Fixed Income unit of PIM (Prudential Fixed Income) is the principal public fixed income asset management unit of PIM and is responsible for the management of the Portfolio. As of December 31, 2013 PIM had approximately $870 billion in assets under management. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.
Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of PIM. QMA manages equity and balanced portfolios for institutional and retail clients. As of December 31, 2013, QMA managed approximately $110 billion in assets, including approximately $45 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.
LSV Asset Management (LSV) was formed in 1994. LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2013, LSV had approximately $82.3 billion in assets under management. LSV's address is 155 North Wacker Drive, 46th Floor, Chicago, Illinois 60606.
T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $692.4 billion in assets as of December 31, 2013. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.
William Blair & Company LLC (William Blair). William Blair is an independent, 100% active-employee owned firm founded in 1935. As of December 31, 2013, William Blair managed approximately $61.98 billion in assets. William Blair's address is 222 West Adams Street, Chicago, Illinois 60606.
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Portfolio Managers
Information about the portfolio managers responsible for the day-to-day management of the Portfolios is set forth below.
In addition to the information set forth below, the SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Trust's Portfolios.
Conservative Balanced Portfolio and Flexible Managed Portfolio
Equity Segments. QMA typically follows a team approach in the management of its portfolios. QMA uses a disciplined investment process based on fundamental data, driven by its quantitative investment models. QMA incorporates into its investment process insights gained from its original research and the seasoned judgment of its portfolio manager and analysts. John Moschberger, Daniel Carlucci, Edward Keon Jr. and Joel Kallman are the members of QMA's portfolio management team primarily responsible for the day-to-day management of the equity portion and asset allocation of the Conservative Balanced Portfolio.
John W. Moschberger, CFA, is a Managing Director for QMA. He manages the Prudential Stock Index Fund and its corresponding variable life and annuity portfolio, the Prudential Series Fund-Stock Index Portfolio. Mr. Moschberger manages both retail and institutional account portfolios benchmarked against the numerous domestic and international indices. He is also responsible for trading foreign and domestic equities, foreign exchange and derivative instruments. Mr. Moschberger previously worked as a Research Analyst with Prudential Equity Management Associates. He earned a BS in Finance from the University of Delaware and an MBA from Fairleigh Dickinson University and holds the Chartered Financial Analyst (CFA) designation.
Daniel Carlucci, CFA, is a Vice President and Portfolio Manager for QMA. Mr. Carlucci co-manages several large-cap and small-cap core equity portfolios as well as the domestic and international index funds. He is also responsible for directing QMA's managed account strategies, including its ADR portfolio. Mr. Carlucci previously served as an Investment Analyst with QMA's value equity team, where he assisted with the management of quantitative large-cap institutional portfolios. He holds a BS in Finance and an MBA in Finance from Rutgers University and holds the Chartered Financial Analyst (CFA) designation.
Edward F. Keon Jr. is a Managing Director and Portfolio Manager for QMA, as well as a member of the asset allocation team. In addition to portfolio management, Mr. Keon contributes to investment strategy, research and portfolio construction. He has also served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was a member of the firm's investment policy committee and research recommendation committee. Mr. Keon's prior experience was as Senior Vice President at I/B/E/S International Inc. He is a member of the Board of Directors of the Chicago Quantitative Alliance and sits on the Membership Committee of the Institute of Quantitative Research in Finance (Q-Group). Mr. Keon holds a BS in industrial management from the University of Massachusetts/Lowell and an MS in Finance and Marketing from the Sloan School of Management at the Massachusetts Institute of Technology.
Joel M. Kallman, CFA, is a Vice President for QMA. Mr. Kallman is a portfolio manager and a member of the asset allocation team. He also conducts economic and market valuation research. He has also held various positions within Prudential’s fixed-income group, in areas such as high-yield credit analysis and performance reporting. Mr. Kallman earned a BS and MBA in Finance from Rutgers University. He is also a member of the New York Society of Security Analysts and holds the Chartered Financial Analyst (CFA) designation.
Stacie L. Mintz, CFA, is a Managing Director and Portfolio Manager for QMA. Ms. Mintz is primarily responsible for overseeing equity mandates. Previously, she was a member of the asset allocation team, where she was responsible for retail and institutional portfolios. In addition, during that time, she was responsible for managing the overall asset allocation for the Prudential Pension Plan. Ms. Mintz earned a BA in Economics from Rutgers University and an MBA in Finance from New York University. She also holds the Chartered Financial Analyst (CFA) designation.
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Edward Keon Jr., Joel Kallman and Stacie Mintz are primarily responsible for the day-to-day management of the equity portion and asset allocation of the Flexible Managed Portfolio. Their backgrounds are discussed above.
Fixed-Income Segments. Kay T. Willcox, Richard Piccirillo, Michael J. Collins, CFA and Gregory Peters of the Fixed Income unit (Prudential Fixed Income; PFI) of Prudential Investment Management, Inc. manage the fixed income segments of the Portfolios.
Kay T. Willcox is Managing Director and portfolio manager for Prudential Fixed Income's Core Fixed Income Strategy and other multi-sector fixed income strategies, including both intermediate and long duration portfolios. She is also Senior Investment Officer for Prudential Fixed Income and back-up portfolio manager on the Core Plus Fixed Income Strategy. Previously, Ms. Willcox was a mortgage-backed securities portfolio manager for the US Liquidity Team. She has specialized in mortgage-backed securities since joining Prudential Financial in 1987. Earlier, Ms. Willcox managed a segment of The Prudential Insurance Company of America's proprietary portfolio. She also managed mutual fund fixed income portfolios and handled mortgage-backed security analysis and trading. She began her investment career in 1982 in the futures division of Shearson Lehman Brothers. Ms. Willcox received a BA in Mathematics from the University of Texas and an MBA in Finance from Columbia University.
Richard Piccirillo is a Principal and senior portfolio manager for Prudential Fixed Income’s Core, Core Plus, and Absolute Return multi-sector Fixed Income strategies.  He is also a member of the Global Rates and Securitized Products Team focusing on CMBS.  Mr. Piccirillo has specialized in mortgage-and asset- backed securities since joining Prudential Financial in 1993. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts.  Mr. Piccirillo started his career as a financial analyst at Smith Barney.  He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University.
Michael J. Collins, CFA, is Managing Director and Senior Investment Officer for Prudential Fixed Income. He is also senior portfolio manager for Core Plus, Absolute Return, and other multi-sector Fixed Income strategies.  Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist. He continues to work closely with the high yield team and other credit teams on portfolio strategy and construction. Earlier he was a credit research analyst, covering investment grade and high yield corporate credits.  Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit.  Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer.  He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University.  Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).
Gregory Peters is a Managing Director and Senior Investment Officer of Prudential Fixed Income. He is also senior portfolio manager for Core, Long Government/Credit, Absolute Return, and other multi-sector Fixed Income strategies. Prior to joining Prudential Fixed Income, Mr. Peters was the Chief Global Cross Asset Strategist at Morgan Stanley and responsible for the firm's macro research and asset allocation strategy. In addition, he was Morgan Stanley's Global Director of Fixed Income & Economic Research and served on the Firm Risk, Investment, Asset Allocation, Global Credit, and Global Fixed Income Operating Committees. Earlier, Mr. Peters worked at Salomon Smith Barney and the Department of U.S. Treasury. Mr. Peters has been recognized by Institutional Investor magazine for his efforts in macro, fixed income, high yield and investment grade strategies. Also recently recognized as Business Insider's Top Analysts and Top Analyst's to Watch by CEO World. Mr. Peters earned a BA in Finance from The College of New Jersey and an MBA from Fordham University.  He is also a member of the Fixed Income Analyst Society and the Bond Market Association.
Diversified Bond Portfolio
Michael J. Collins, CFA, Kay Willcox, Richard Piccirillo, Robert Tipp and Gregory Peters of Prudential Fixed Income are primarily responsible for the day-to-day management of the Portfolio.
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Michael J. Collins, CFA, is Managing Director & Senior Investment Officer for Prudential Fixed Income. He is also senior portfolio manager for Core Plus Fixed Income strategies. Mr. Collins formulates credit strategy for multi-sector portfolios and works with the corporate and high yield teams on portfolio strategy and construction. Previously, Mr. Collins was a High Yield Portfolio Manager and Investment Strategist for more than 10 years.  Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).
Kay Willcox is Managing Director and portfolio manager for Prudential Fixed Income's Core Fixed Income Strategy and other multi-sector fixed income strategies, including both intermediate and long duration portfolios. She is also Senior Investment Officer for Prudential Fixed Income and back-up portfolio manager on the Core Plus Fixed Income Strategy. Previously, Ms. Willcox was a mortgage-backed securities portfolio manager for the US Liquidity Team. She has specialized in mortgage-backed securities since joining Prudential Financial in 1987. Earlier, Ms. Willcox managed a segment of The Prudential Insurance Company of America's proprietary portfolio. She also managed mutual fund fixed income portfolios and handled mortgage-backed security analysis and trading. She began her investment career in 1982 in the futures division of Shearson Lehman Brothers. Ms. Willcox received a BA in Mathematics from the University of Texas and an MBA in Finance from Columbia University.
Richard Piccirillo is a Principal and senior portfolio manager for Prudential Fixed Income’s Core, Core Plus, and Absolute Return multi-sector Fixed Income strategies.  He is also a member of the Global Rates and Securitized Products Team focusing on CMBS.  Mr. Piccirillo has specialized in mortgage-and asset- backed securities since joining Prudential Financial in 1993. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts.  Mr. Piccirillo started his career as a financial analyst at Smith Barney.  He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University.
Robert Tipp, CFA, is a Managing Director, Chief Investment Strategist, and Head of Global Bonds and Foreign Exchange for Prudential Fixed Income. In addition to co-managing the Global Aggregate Plus strategy, Mr. Tipp is responsible for global rates and foreign exchange positioning for Core Plus, Absolute Return, and other portfolios. Mr. Tipp has worked at Prudential since 1991, where he has held a variety of senior investment manager and strategist roles.  Prior to joining Prudential Financial, he was a Director in the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. Before that, Mr. Tipp was a Senior Staff Analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration and an MBA from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation.
Gregory Peters is a Managing Director and Senior Investment Officer of Prudential Fixed Income. He is also senior portfolio manager for Core, Long Government/Credit, Absolute Return, and other multi-sector Fixed Income strategies. Prior to joining Prudential Fixed Income, Mr. Peters was the Chief Global Cross Asset Strategist at Morgan Stanley and responsible for the firm's macro research and asset allocation strategy. In addition, he was Morgan Stanley's Global Director of Fixed Income & Economic Research and served on the Firm Risk, Investment, Asset Allocation, Global Credit, and Global Fixed Income Operating Committees. Earlier, Mr. Peters worked at Salomon Smith Barney and the Department of U.S. Treasury. Mr. Peters has been recognized by Institutional Investor magazine for his efforts in macro, fixed income, high yield and investment grade strategies. Also recently recognized as Business Insider's Top Analysts and Top Analyst's to Watch by CEO World. Mr. Peters earned a BA in Finance from The College of New Jersey and an MBA from Fordham University.  He is also a member of the Fixed Income Analyst Society and the Bond Market Association.
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Equity Portfolio
Spiros “Sig” Segalas, Blair A. Boyer and David A. Kiefer, CFA are the portfolio managers of the Portfolio. Mr. Segalas and Mr. Kiefer generally have final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.
Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his BA from Princeton University.
Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993 after 10 years with Arnhold and S. Bleichroeder. In January 2003, Mr. Boyer joined the Growth Equity team, after co-managing international equity portfolios for 10 years. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Bleichroeder from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University with a BA in economics. He received an MBA in finance from New York University.
David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. Mr. Kiefer has been managing large cap diversified assets since 1999 and the Large Cap Blend Equity strategy since 2000. Additionally, he became head of Large Cap Value Equity and began co-managing the Large Cap Value Equity strategy in 2004 and the Natural Resources Equity strategy in 2005. He managed the Prudential Jennison Utility Fund from 1994 to mid 2005. Mr. Kiefer joined Prudential's management training program in 1986. From 1988 to 1990, he worked at Prudential Power Funding Associates, making loans to the utility and power industries. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a BS from Princeton University and an MBA from Harvard Business School.
The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
Global Portfolio
William Blair Segment. Simon Fennell and Kenneth J. McAtamney are responsible for the day-to-day management of the segment of the Portfolio managed by William Blair.
Simon Fennell, Partner, is a co-portfolio manager for the International Growth and International Leaders strategies. Since joining the firm in 2011, Mr. Fennell previously served as a TMT Research Analyst, also focusing on idea generation and strategy more broadly. Prior to joining William Blair, Simon was a Managing Director in the Equities division at Goldman Sachs in London and Boston, where he was responsible for institutional, equity research coverage for European and International stocks. Previously, Mr. Fennell was in the Corporate Finance Group at Lehman Brothers in London and Hong Kong, working in the M&A and Debt Capital Markets Groups. Education: MA, University of Edinburgh; MBA, Johnson Graduate School of Management, Cornell University.
Kenneth McAtamney, Partner, is a co-portfolio manager for the Global Leaders and International Leaders strategies. He joined William Blair & Company in 2005 and previously served as co-director of research, as well as mid-large cap Industrials and Healthcare analyst. Prior to joining William Blair, Mr. McAtamney was a Vice President for Goldman Sachs and Co., responsible for institutional equity research coverage for both international and domestic equity, and he was a Corporate Banking Officer with NBD Bank. Education:  BA, Michigan State University; MBA, Indiana University.
LSV Segment. Josef Lakonishok, Menno Vermeulen and Puneet Mansharamani are responsible for the day-to-day management of the portion of the Portfolio advised by LSV since December 2005. Mr. Mansharamani joined the portfolio management team in January 2006. Josef Lakonishok has served as CEO, CIO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 36 years of investment and research experience.
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Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Portfolio Manager and Partner since 1998. He has more than 22 years of investment and research experience.
Puneet Mansharamani, CFA, has served as a Senior Quantitative Analyst of LSV since 2000, and a Partner and Portfolio Manager since January 2006. He has more than 15 years of investment experience.
Brown Advisory Segment. Kenneth M. Stuzin, CFA. Mr. Stuzin is a Partner at Brown Advisory and is responsible for managing the Brown Advisory Large-Cap Growth Strategy. Prior to joining Brown Advisory in 1996, he was a Vice President and Portfolio Manager at J.P. Morgan Investment Management in Los Angeles, where he was a U.S. Large-Cap Portfolio Manager. Prior to this position, Mr. Stuzin was a quantitative portfolio strategist in New York, where he advised clients on capital market issues and strategic asset allocation decisions. Mr. Stuzin is a graduate of Columbia University, receiving a BA in 1986, followed by an MBA from the University in 1993. Mr. Stuzin was hired to manage Brown Advisory’s U.S. Large-Cap Growth Equity strategy and to build upon and grow the investment process into what it is today.
T. Rowe Price Segment. Brian Rogers, Mark Finn, and John Linehan are responsible for the day-to-day management of the portion of the Portfolio advised by T. Rowe Price. Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed Income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an AB from Harvard College and an MBA from Harvard Business School.
Mark Finn is a Vice President of T. Rowe Price Group, Inc. He is the portfolio manager of the Value Fund and chairman of the fund's Investment Advisory Committee. Mark is also a vice president and Investment Advisory Committee member of the Equity Income Fund, New Era Fund, Capital Appreciation Fund, and Mid-Cap Value Fund. From 2005 to 2009, he was an equity research analyst specializing in electric power generation, utilities, and coal. Prior to this, he was an analyst in T. Rowe Price's Fixed Income Division where he also covered utilities and power generation. Prior to joining the firm in1990, Mark had five years of auditing experience with Price Waterhouse LLP. Mark earned a BS from the University of Delaware and has obtained the Chartered Financial Analyst and Certified Public Accountant designations.
John Linehan is head of US Equity for T. Rowe Price and a vice president of T. Rowe Price Trust Company. He chairs the US Equity Steering Committee and is a member of the firm’s Management Committee. John also serves on the firm’s Finance, Equity Brokerage and Trading Control, and Counterparty Risk Committees. He is a large-cap value portfolio manager and is co-chairman of the Institutional Large-Cap Value Fund. He joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. John earned a BA from Amherst College and an MBA from Stanford University, where he was the Henry Ford II Scholar, and Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in finance. He also earned the Chartered Financial Analyst designation.
QMA. Edward F. Keon Jr. is a Managing Director and Portfolio Manager for QMA, as well as a member of the asset allocation team. In addition to portfolio management, Mr. Keon contributes to investment strategy, research and portfolio construction. He has also served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was a member of the firm's investment policy committee and research recommendation committee. Mr. Keon's prior experience was as Senior Vice President at I/B/E/S International Inc. He is a member of the Board of Directors of the Chicago Quantitative Alliance and sits on the Membership Committee of the Institute of Quantitative Research in Finance (Q-Group). Mr. Keon holds a BS in industrial management from the University of Massachusetts/Lowell and an MS in Finance and Marketing from the Sloan School of Management at the Massachusetts Institute of Technology.
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Marcus M. Perl is a Vice President and Portfolio Manager for QMA and a member of the asset allocation team. In addition to portfolio management, Mr. Perl is responsible for research, strategic asset allocation and portfolio construction. Hes was a Vice President and Portfolio Manager at Prudential Investments; earlier, he was a Vice President at FX Concepts Inc. Mr. Perl holds an MA in Economics from the University of Southern California.
Joel M. Kallman, CFA, is a Vice President for QMA. Mr. Kallman is a portfolio manager and a member of the asset allocation team. He also conducts economic and market valuation research. Mr. Kallman has also held various positions within Prudential’s fixed-income group, in areas such as high-yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. Mr. Kallman is also a member of the New York Society of Security Analysts and holds the Chartered Financial Analyst (CFA) designation.
Government Income Portfolio
Craig Dewling, Robert Tipp and Erik Schiller of Prudential Fixed Income are primarily responsible for the day-to-day management of the Portfolio.
Craig Dewling is Managing Director and Head of the Global Rates and Securitized Products Team at Prudential Fixed Income. In this role, Mr. Dewling has portfolio management and trading oversight for US Treasuries and government agency securities, mortgage-backed securities, structured product securities, and interest rate derivative transactions, for all strategies, products, and distribution channels. He is also a senior portfolio manager for US Government, mortgage-backed securities, and insurance strategies, and is a sector portfolio manager for multi-sector fixed income portfolios. He has specialized in mortgage-backed securities since 1991. Earlier, he was a taxable bond generalist for Prudential's proprietary accounts, specializing in US Treasuries and agencies. Mr. Dewling joined Prudential Financial in 1987 in the Securities Systems Group. Mr. Dewling received a BS in Quantitative Business Analysis from The Pennsylvania State University and an MBA in Finance from Rutgers University.
Robert Tipp, CFA, is a Managing Director, Chief Investment Strategist, and Head of Global Bonds and Foreign Exchange for Prudential Fixed Income. In addition to co-managing the Global Aggregate Plus strategy, Mr. Tipp is responsible for global rates and foreign exchange positioning for Core Plus, Absolute Return, and other portfolios. Mr. Tipp has worked at Prudential since 1991, where he has held a variety of senior investment manager and strategist roles.  Prior to joining Prudential Financial, he was a Director in the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. Before that, Mr. Tipp was a Senior Staff Analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration and an MBA from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation.
Erik Schiller, CFA, is a Principal and Senior Portfolio Manager for Prudential Fixed Income's global rates and securitized products team, specializing in government securities, futures, interest rate swaps/derivatives, and agency debentures.  Mr. Schiller holds a senior portfolio management role, where he develops portfolio strategy, performs quantitative analysis, and designs and implements risk positions within the Liquidity Relative Value Strategies, multi-sector fixed income portfolios, liability-driven portfolios, and government securities focused mutual funds.  He has held this role since 2006.  Formerly, Mr. Schiller was a Vice President for Prudential Fixed Income's US Liquidity Sector Team, and previously a hedge fund analyst within the Portfolio Analysis Group.  Mr. Schiller joined Prudential Financial in 2000 as an operations associate in the mortgage-backed securities group.  He received a BA with high honors in Economics from Hobart College and holds the Chartered Financial Analyst (CFA) designation.
Stock Index Portfolio
QMA typically follows a team approach in the management of its portfolios.
John W. Moschberger, CFA, is a Managing Director for QMA. He manages the Prudential Stock Index Fund and its corresponding variable life and annuity portfolio, the Prudential Series Fund-Stock Index Portfolio. Mr. Moschberger manages both retail and institutional account portfolios benchmarked against the numerous domestic and international indices. He is also responsible for trading foreign and domestic equities, foreign exchange and
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derivative instruments. Mr. Moschberger previously worked as a Research Analyst with Prudential Equity Management Associates. He earned a BS in Finance from the University of Delaware and an MBA from Fairleigh Dickinson University and holds the Chartered Financial Analyst (CFA) designation.
Daniel Carlucci, CFA, is a Vice President and Portfolio Manager for QMA. Mr. Carlucci co-manages large-cap and small-cap core equity portfolios as well as the domestic and international index funds. He is also responsible for directing QMA's managed account strategies. Mr. Carlucci previously served as an Investment Analyst with QMA's value equity team, where he assisted with the management of quantitative large-cap institutional portfolios. He holds a BS in Finance and an MBA in Finance from Rutgers University and holds the Chartered Financial Analyst (CFA) designation.
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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
PURCHASING SHARES OF THE PORTFOLIOS
Each Portfolio of the Trust offers Class I shares and certain Portfolios of the Trust also offer Class II shares. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.
The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II.
Under the distribution plan adopted by the Trust for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.
Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may not suspend the right to redeem shares or postpone the date of payment for a period of up to seven days except at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by a Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.
Redemption in Kind
The Trust may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Trust shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Trust, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.
If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.
Frequent Purchases or Redemptions of Portfolio Shares
The Trust is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the PI funds). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.
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Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.
The Boards of Directors/Trustees of the PI funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because the Trust does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies. Therefore, Participating Insurance Companies, not the Trust, maintain the individual contract owner account records. Each Participating Insurance Company submits to the Trust's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Trust and its transfer agent do not monitor trading by individual contract owners.
Under the Trust's policies and procedures, the Trust has notified each Participating Insurance Company that the Trust expects the insurance company to impose restrictions on transfers by contract owners. The current Participating Insurance Companies are Prudential and two insurance companies not affiliated with Prudential. The Trust may add additional Participating Insurance Companies in the future. The Trust receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Trust monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Trust has entered shareholder information agreements with Participating Insurance Companies as required by Rule 22c-2 under the 1940 Act. Under these agreements, the Participating Insurance Companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Trust to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Trust as having engaged in transactions in Portfolio shares that violate the Trust's frequent trading policies and procedures. The Trust and its transfer agent also reserve the right to reject all or a portion of a purchase order from a Participating Insurance Company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.
The Trust also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under “Net Asset Value,” below.
Certain Portfolios and certain AST Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.
As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving “flat” returns over a period of time may cause participating insurance
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companies to transfer some or all of such contract owner's account value to certain fixed-income portfolios. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like fixed-income portfolios.
The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.
Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust and the participating insurance companies to prevent such trading, there is no guarantee that the Trust or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Trust investors may be able to engage in frequent trading, and, if they do, the other Trust investors would bear any harm caused by that frequent trading. The Trust does not have any arrangements intended to permit trading in contravention of the policies described above.
For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.
Net Asset Value
Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the Trust's shares on days when the NYSE is closed but the primary markets for the Trust's foreign securities are open, even though the value of these securities may have changed. Conversely, the Trust will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.
The securities held by each of the Trust's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Trust may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing commonly occurs with securities that are primarily traded outside of the US, because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.
The Trust may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PI (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Trust's NAV, we will value the Trust's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Trust as of the close of the security's primary market.
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Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.
The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share (The price of each share remains the same but you will have more shares when dividends are declared). Each business day, each Portfolio’s current NAV per share is transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Contracts.
To determine a Portfolio's NAV, its holdings are valued as follows:
Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.
Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a Subadviser, does not represent fair value.
Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a Subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).
Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.
Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.
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Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.
All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Trust's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.
For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
DISTRIBUTOR. Prudential Investment Management Services LLC (PIMS) distributes the Trust's shares under a Distribution Agreement with the Trust. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.
The Trust has adopted a distribution plan under Rule 12b-1 of the 1940 Act covering Class II shares (the Plan). These 12b-1 fees do not apply to Class I shares.
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OTHER INFORMATION
Federal Income Taxes
Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).
Owners of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.
Monitoring for Possible Conflicts
The Trust sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Trust will monitor the situation and in the event that a material conflict did develop, the Trust would determine what action, if any, to take in response.
Disclosure of Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the SAI and on the Trust's website at www.prudential.com/variableinsuranceportfolios.
Payments to Affiliates
PI and its affiliates, including a subadviser or the distributor of the Portfolios may compensate affiliates of PI, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contracts, available options, and the Portfolios.
The amounts paid depend on the nature of the meetings, the number of meetings attended by PI, the subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PI's, subadviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributor and the amounts of such payments may vary between and among each adviser, subadviser and distributor depending on their respective participation.
With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts which offer the Portfolios as investment options.
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FINANCIAL HIGHLIGHTS
INTRODUCTION
The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.
The financial highlights were derived from the financial statements audited by KPMG LLP, the Trust’s independent registered public accounting firm, whose report on these financial statements were unqualified. The Trust’s financial statements are included in the Trust’s annual report to shareholders, which is available upon request.
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CONSERVATIVE BALANCED PORTFOLIO
	Year Ended December 31,
	2013(a)	2012	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.77	$16.32	$15.96	$14.65	$12.69
Income (Loss) From Investment Operations:
Net investment income	.35	.38	.36	.37	.39
Net realized and unrealized gain on investments	2.51	1.43	.37	1.31	2.08
Total from investment operations	2.86	1.81	.73	1.68	2.47
Less Distributions	—	(.36)	(.37)	(.37)	(.51)
Net Asset Value, end of year	$20.63	$17.77	$16.32	$15.96	$14.65
Total Return(b)	16.09%	11.23%	4.60%	11.74%	20.01%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,504.4	$2,287.0	$2,191.6	$2,234.7	$2,138.7
Ratios to average net assets(c):
Expenses	.58%	.58%	.59%	.59%	.59%
Net investment income	1.84%	2.11%	2.12%	2.32%	2.68%
Portfolio turnover rate	196%	188%	215%	185%	250%
(a) Calculated based on average shares outstanding during the year.
(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying portfolios in which the Portfolio invests.
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DIVERSIFIED BOND PORTFOLIO
	Year Ended December 31,
	2013	2012(a)	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.88	$11.74	$11.67	$11.16	$9.89
Income (Loss) From Investment Operations:
Net investment income	.48	.54	.56	.52	.50
Net realized and unrealized gain (loss) on investments	(.56)	.66	.30	.63	1.46
Total from investment operations	(.08)	1.20	.86	1.15	1.96
Less Distributions	(.79)	(1.06)	(.79)	(.64)	(.69)
Net Asset Value, end of year	$11.01	$11.88	$11.74	$11.67	$11.16
Total Return(b)	(.71)%	10.68%	7.51%	10.57%	20.51%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,197.5	$1,305.9	$1,556.9	$1,522.9	$1,363.5
Ratios to average net assets(c):
Expenses	.44%	.44%	.42%	.46%	.44%
Net investment income	4.10%	4.57%	4.76%	4.46%	4.79%
Portfolio turnover rate	111%	144%	167%	191%	401%
(a) Calculated based on average shares outstanding during the year.
(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying portfolios in which the Portfolio invests.
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EQUITY PORTFOLIO—Class I
	Year Ended December 31,
	2013	2012(c)	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.81	$23.73	$24.75	$22.30	$16.40
Income (Loss) From Investment Operations:
Net investment income	.27	.27	.13	.15	.16
Net realized and unrealized gain (loss) on investments	8.73	2.96	(.98)	2.48	6.04
Total from investment operations	9.00	3.23	(.85)	2.63	6.20
Less Distributions:	—	(.15)	(.17)	(.18)	(.30)
Net Asset Value, end of year	$35.81	$26.81	$23.73	$24.75	$22.30
Total Return(a)	33.57%	13.69%	(3.47)%	11.90%	38.17%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,970.9	$3,167.0	$2,997.5	$3,324.3	$3,195.1
Ratios to average net assets(b):
Expenses	.47%	.47%	.48%	.48%	.48%
Net investment income	.86%	1.04%	.58%	.71%	.90%
Portfolio turnover rate	45%	48%	49%	68%	98%
EQUITY PORTFOLIO—Class II
	Year Ended December 31,
	2013	2012(c)	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.10	$23.99	$25.00	$22.46	$16.47
Income (Loss) From Investment Operations:
Net investment income	.13	.17	.06	.04	.09
Net realized and unrealized gain (loss) on investments	8.82	3.00	(1.03)	2.54	6.07
Total from investment operations	8.95	3.17	(.97)	2.58	6.16
Less Distributions:	—	(.06)	(.04)	(.04)	(.17)
Net Asset Value, end of year	$36.05	$27.10	$23.99	$25.00	$22.46
Total Return(a)	33.03%	13.23%	(3.87)%	11.50%	37.58%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.3	$1.8	$2.0	$1.9	$.4
Ratios to average net assets(b):
Expenses	.87%	.87%	.88%	.88%	.88%
Net investment income	.47%	.63%	.19%	.34%	.52%
Portfolio turnover rate	45%	48%	49%	68%	98%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
69

FLEXIBLE MANAGED PORTFOLIO
	Year Ended December 31,
	2013(a)	2012	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.77	$15.99	$15.63	$14.28	$12.34
Income (Loss) From Investment Operations:
Net investment income	.36	.37	.33	.31	.34
Net realized and unrealized gain on investments	3.22	1.74	.34	1.37	2.05
Total from investment operations	3.58	2.11	.67	1.68	2.39
Less Distributions	—	(.33)	(.31)	(.33)	(.45)
Net Asset Value, end of year	$21.35	$17.77	$15.99	$15.63	$14.28
Total Return(b)	20.15%	13.37%	4.34%	12.03%	19.95%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,730.6	$3,265.8	$3,036.8	$3,077.3	$2,906.0
Ratios to average net assets(c):
Expenses	.63%	.63%	.63%	.64%	.63%
Net investment income	1.86%	2.05%	2.01%	2.06%	2.50%
Portfolio turnover rate(d)	210%	214%	246%	205%	248%
(a) Calculated based on average shares outstanding during the year.
(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include expenses of the underlying portfolios in which the Portfolio invests.
(d) The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
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GLOBAL PORTFOLIO
	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$19.57	$16.94	$18.49	$16.68	$13.07
Income (Loss) From Investment Operations:
Net investment income	.31	.36	.29	.28	.28
Net realized and unrealized gain (loss) on investments	5.03	2.57	(1.56)	1.79	3.75
Total from investment operations	5.34	2.93	(1.27)	2.07	4.03
Less Distributions	—	(.30)	(.28)	(.26)	(.42)
Net Asset Value, end of year	$24.91	$19.57	$16.94	$18.49	$16.68
Total Return(a)	27.29%	17.52%	(6.97)%	12.74%	31.39%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$744.5	$611.2	$564.2	$648.5	$619.5
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursements	.84%	.84%	.84%	.87%	.85%
Expenses before waivers and/or expense reimbursements	.84%	.84%	.84%	.87%	.85%
Net investment income	1.29%	1.82%	1.54%	1.60%	1.77%
Portfolio turnover rate	70%	57%	69%	69%	50%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.
71

GOVERNMENT INCOME PORTFOLIO
	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.15	$12.37	$12.03	$11.86	$11.40
Income (Loss) From Investment Operations:
Net investment income	.21	.25	.30	.35	.37
Net realized and unrealized gain (loss) on investments	(.49)	.19	.60	.47	.49
Total from investment operations	(.28)	.44	.90	.82	.86
Less Distributions	(.57)	(.66)	(.56)	(.65)	(.40)
Net Asset Value, end of year	$11.30	$12.15	$12.37	$12.03	$11.86
Total Return(a)	(2.34)%	3.63%	7.63%	6.99%	7.71%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$341.1	$382.9	$416.7	$399.2	$375.4
Ratios to average net assets(b):
Expenses	.49%	.48%	.46%	.50%	.47%
Net investment income	1.78%	1.96%	2.48%	2.87%	3.11%
Portfolio turnover rate(c)	1135%	1154%	1554%	1122%	1179%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c) The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
72

STOCK INDEX PORTFOLIO
	Year Ended December 31,
	2013(d)	2012	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$35.65	$31.47	$31.37	$27.89	$22.76
Income (Loss) From Investment Operations:
Net investment income	.73	.68	.54	.48	.49
Net realized and unrealized gain on investments	10.64	4.19	.07	3.51	5.32
Total from investment operations	11.37	4.87	.61	3.99	5.81
Less Distributions	—	(.69)	(.51)	(.51)	(.68)
Net Asset Value, end of year	$47.02	$35.65	$31.47	$31.37	$27.89
Total Return(a)	31.89%	15.68%	1.95%	14.59%	26.07%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,890.5	$2,340.3	$2,162.4	$2,277.6	$2,098.1
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursements	.32%	.32%	.33%	.36%	.37%
Expenses before waivers and/or expense reimbursements	.37%	.37%	.38%	.38%	.37%
Net investment income	1.77%	1.97%	1.74%	1.70%	2.06%
Portfolio turnover rate	3%	2%	2%	4%	5%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.
(d) Calculated based on average shares outstanding during the year.
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GLOSSARY: PORTFOLIO INDEXES
Barclays Aggregate Bond Index. The Barclays Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the US Government and its agencies and by corporations with between one and ten years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. Index returns do not include the effect of any mutual fund sales charges, operating expenses or taxes. These returns would be lower if they included the effect of sales charges, operating expenses or taxes. Source: Barclays.
Barclays Government Bond Index. The Barclays Government Bond Index is an unmanaged index of securities issued or backed by the U.S. Government, its agencies and instrumentalities with between one and thirty years remaining to maturity, which gives a broad look at how U.S. Government bonds with such maturities have performed. These returns do not include the effect of any mutual fund operating expenses or taxes. These returns would be lower if they included the effect of any sales charges, mutual fund operating expenses or taxes. Source: Barclays.
Barclays U.S. High Yield 1% Issuer Capped Index. The Barclays U.S. High Yield 1% Issuer Capped Index covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. These Index returns do not include the effect of any investment management expenses. These returns have been lower if they included the effect of these expenses. Source: Barclays .
Blended Index—Flexible Managed Portfolio. The Blended Index consists of the S&P 500 Index (60%), the Barclays U.S. Aggregate Bond Index (35%) and the 3-Month T-Bill Index (5%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.
Conservative Balanced Custom Blended Index. The Blended Index consists of the S&P 500 Index (50%), the Barclays Capital Aggregate Bond Index (40%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and 3-Month T-Bill Index (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.
MSCI EAFE Index (GD). The Morgan Stanley Capital International Europe, Australasia Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
MSCI World Index (GD). The Morgan Stanley Capital International (MSCI) World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the US, Europe, Australasia, and the Far East. The Portfolio utilizes the GD (gross dividends) version of the Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
Russell 1000 Index. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. These returns do not include the effect of any sales, charges or operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These returns do not include the effect of any sales charges, operating expenses of a mutual fund or taxes. These returns would be lower if they included these effects. Source: Russell Investments
74

Russell 1000 Growth Index. The Russell 1000 Growth Index contains those securities in the Russell 1000 index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes and would be lower if they included these effects. Source: Lipper Inc.
Russell 2000 Value Index. The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects. Source: Lipper Inc.
Russell 2500 Index. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges and operating expenses and taxes. The securities in the Russell 2500 Index may be very different from those in the Trust. Source: Lipper Inc.
Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. These returns do not include the effect of any sales charges and operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges and operating expenses of a mutual fund and taxes. Source: Lipper Inc.
Russell Midcap Growth Index. The Russell Midcap Growth Index is a market value-weighted index that tracks those Russell Midcap companies with high price-to-book ratios and higher forecasted growth values. Index returns do not reflect deductions for sales charges, mutual fund operating expenses or taxes. Source: Lipper Inc.
Standard & Poor's 500 Index. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes and would be lower if they included these effects. Source: Standard & Poor's Corporation.
S&P MidCap 400 Index. The S&P MidCap 400 Index is an unmanaged index of 400 stocks chosen based on market capitalization, liquidity and industry representation. The index contains firms that are situated in size between the S&P 500 Index and the S&P SmallCap 600 Index. These returns do not include the effect of any sales charges, operating expenses and taxes. These returns would be lower if they included the effect of sales charges, operating expenses of a mutual fund or taxes. Source: Lipper Inc.
S&P SmallCap 600 Index. The Standard & Poor's SmallCap 600 Index is an unmanaged capital-weighted index of 600 smaller company U.S. common stocks that cover all industry sectors—gives a broad look at how U.S. small-cap stock prices have performed. These returns do not include the effect of any sales charges and operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of any sales charges and operating expenses and taxes. Source: Lipper Inc.
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INVESTOR INFORMATION SERVICES:
Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Trust's website at www.prudential.com/variableinsuranceportfolios.
Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Trust, in accordance with applicable laws and regulations, may begin mailing only one copy of the Trust 's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Trust at the above address. The Trust will begin sending individual copies to you within thirty days of revocation.
The information in the Trust 's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Finally, information about the Trust is available on the EDGAR database on the Commission's internet site at www.sec.gov.
Investment Company File Act No. 811-03623

PRUDENTIAL INVESTMENTS » MUTUAL FUNDS
The MEDLEY Program
STATEMENT OF ADDITIONAL INFORMATION • May 1, 2014
Group Variable Annuity Contracts issued through the MEDLEY Program are designed for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408, 408A or 457 of the Internal Revenue Code of 1986, as amended, and with non-qualified annuity arrangements. Contributions made on behalf of Participants may be invested in The Prudential Variable Contract Account-10 (VCA 10), a separate account primarily invested in common stocks, in The Prudential Variable Contract Account-11 (VCA 11, and together with VCA 10, the Funds), a separate account invested in money market instruments, or in one or more of the seven subaccounts (Subaccounts) of The Prudential Variable Contract Account-24 (VCA 24). Each Subaccount is invested in a corresponding Portfolio of The Prudential Series Fund.
This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2014, which is available without charge upon written request to The Prudential Insurance Company of America (Prudential), c/o Prudential Retirement, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789, or by telephoning 1-877-778–2100.

3	INVESTMENT MANAGEMENT AND ADMINISTRATION
3	MANAGEMENT & ADVISORY ARRANGEMENTS
8	FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 10 AND VCA 11
9	NON-FUNDAMENTAL RESTRICTIONS ADOPTED BY VCA 10 AND VCA 11
10	INVESTMENT RESTRICTIONS IMPOSED BY STATE LAW
12	ADDITIONAL INFORMATION ABOUT FINANCIAL FUTURES CONTRACTS
12	ADDITIONAL INFORMATION ABOUT OPTIONS
16	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
16	INTEREST RATE SWAP TRANSACTIONS
16	ILLIQUID SECURITIES
17	LOANS OF PORTFOLIO SECURITIES
17	PORTFOLIO TURNOVER RATE
18	PORTFOLIO BROKERAGE AND RELATED PRACTICES
19	CUSTODY OF SECURITIES & SECURITIES LENDING AGENT
20	THE VCA 10 AND VCA 11 COMMITTEES AND OFFICERS
20	MANAGEMENT OF VCA 10 AND VCA 11
29	POLICIES OF VCA 10 AND VCA 11
29	PROXY VOTING AND RECORDKEEPING
31	DISCLOSURE OF PORTFOLIO HOLDINGS
33	INFORMATION ABOUT PRUDENTIAL
33	EXECUTIVE OFFICERS AND DIRECTORS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
36	SALE OF GROUP VARIABLE ANNUITY CONTRACTS
36	INFORMATION ABOUT CONTRACT SALES
37	FINANCIAL STATEMENTS
37	FINANCIAL STATEMENTS OF VCA 10 AND VCA 11

INVESTMENT MANAGEMENT AND ADMINISTRATION
MANAGEMENT & ADVISORY ARRANGEMENTS
The Manager of VCA 10 and VCA 11 is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI serves as manager to all of the other investment companies that, together with VCA 10 and VCA 11, comprise the Prudential mutual funds. As of December 31, 2013, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $237.8 billion.
The assets of each Subaccount of VCA 24 are invested in a corresponding portfolio of The Prudential Series Fund (Series Fund). The Prospectus and Statement of Additional Information of PSF describe the investment management and administration of the Series Fund and its various portfolios.
PI is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial).
Pursuant to Management Agreements with VCA 10 and VCA 11 (the Management Agreements), PI, subject to the supervision of the VCA 10 Committee and the VCA 11 Committee (the VCA Committees) and in conformity with the stated policies of VCA 10 and VCA 11, manages both the investment operations of VCA 10 and VCA 11 and the composition of VCA 10's portfolio and VCA 11's portfolio, including the purchase, retention disposition and loan of securities and other assets. PI is obligated to keep certain books and records of VCA 10 and VCA 11 in connection therewith. PI has hired subadvisers to provide investment advisory services to VCA 10 and VCA 11. PI also administers VCA 10's and VCA 11's corporate affairs and, in connection therewith, furnishes both VCA 10 and VCA 11 with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank Trust Company, VCA 10's and VCA 11's custodian (the Custodian). The management services of PI to VCA 10 and VCA 11 are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.
During the terms of these Management Agreements for VCA 10 and VCA 11, PI bears the following expenses:
(a) the salaries and expenses of all VCA Committee members, officers, and employees of VCA 10 and VCA 11, and PI,
(b) all expenses incurred by PI in connection with managing the ordinary course of VCA 10's and VCA 11's business, other than those assumed by VCA 10 and VCA 11 herein,
(c) the costs and expenses payable to each Subadviser pursuant to Subadvisory Agreements,
(d) the registration of VCA 10 and VCA 11 and their shares of capital stock for the offer or sale under federal and state securities laws,
(e) the preparation, printing and distribution of prospectuses for VCA 10 and VCA 11, and advertising and sales literature referring to VCA 10 and VCA 11 for use and offering any security to the public,
(f) the preparation and distribution of reports and acts of VCA 10 and VCA 11 required by and under federal and state securities laws,
(g) the legal and auditing services that may be required by VCA 10 and VCA 11,
(h) the conduct of annual and special meetings of persons having voting rights, and
(i) the custodial and safekeeping services that may be required by VCA 10 and VCA 11.
VCA 10 and VCA 11 assume and will pay the expenses described below:
(a) brokers' commissions, issue or transfer taxes and other charges and fees directly attributable to VCA 10 and VCA 11 in connection with its securities and futures transactions,
(b) all taxes and corporate fees payable by VCA 10 and VCA 11 to federal, state or other governmental agencies,
(c) the cost of fidelity, VCA Committee members' and officers' and errors and omissions insurance,
(d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of VCA 10's and VCA 11's business, and

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(e) any expenses assumed by VCA 10 and VCA 11 pursuant to a Distribution and Service Plan adopted in a manner that is consistent with Rule 12b-1 under the Investment Company Act of 1940, as amended (the Investment Company Act, or the 1940 Act).
VCA 10 and VCA 11 each pay a fee to PI for the services performed and the facilities furnished by PI computed daily and payable monthly, at the rate of 0.25% and 0.25%, respectively, of the average daily net assets of VCA 10 and VCA 11. The table below sets forth the amount of mangement fees paid by each of VCA 10 and VCA 11 to PI during the three most recent fiscal years. The Management Agreements provide that the Manager shall not be liable to VCA 10 or VCA 11 for any error of judgment by the Manager or for any loss sustained by VCA 10 or VCA 11 except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damage will be limited as provided in the Investment Company Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.
The Management Agreements provide that they shall terminate automatically if assigned, as defined in the Investment Company Act, and that they may be terminated without penalty by either the Manager or VCA 10 or VCA 11 (by the VCA Committee Members or vote of at majority of the outstanding voting securities of VCA 10 or VCA 11, as defined in the Investment Company Act) upon not more than 60 days' nor less than 30 days' written notice.
PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of VCA 10 or VCA 11. Fee waivers and subsidies will increase VCA 10's and VCA 11's total return. These voluntary waivers may be terminated at any time without notice.
PI has entered into Subadvisory Agreements with Jennison Associates LLC (Jennison) with respect to VCA 10, and Prudential Investment Management, Inc. (PIM), with respect to VCA 11. The Subadvisory Agreements provide that Jennison and PIM furnish investment advisory services in connection with the management of VCA 10 and VCA 11, respectively. In connection therewith, Jennison and PIM are obligated to keep certain books and records of VCA 10 and VCA 11. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Jennison's and PIM's performance of those services. Pursuant to the Subadvisory Agreement with Jennison, PI compensates Jennison at the rate of 0.20% of VCA 10's average daily net assets. The table below sets forth the amount of subadvisory fees paid by PI to Jennison during the three most recent fiscal years. Pursuant to the Subadvisory Agreement with PIM, PI compensates PIM at the rate of 0.06% of VCA 11's average daily net assets. The table below sets forth the amount of subadvisory fees paid by PI to PIM during the three most recent fiscal years.
The Subadvisory Agreements provide that they will terminate in the event of assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreements. The Subadvisory Agreements may be terminated by VCA 10 or VCA 11, or by Jennison or PIM, upon not less than 30 days' nor more than 60 days' written notice. The Subadvisory Agreements provide that they will continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.
Prudential is responsible for the administrative and recordkeeping functions of VCA 10, VCA 11 and VCA 24 and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participants' Accumulation Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.
Management & Subadvisory Fees Paid
	2013	2012	2011
Management Fees Paid to PI: VCA 10	$418,601	$391,284	$442,929
Subadvisory Fees Paid to Jennison: VCA 10	$328,149	$308,745	$354,343

Management Fees Paid to PI: VCA 11	$80,037	$91,109	$98,718
Subadvisory Fees Paid to PIM: VCA 11	$19,321	$21,940	$23,692
VCA 10 and VCA 11 operate under a manager-of-managers structure. PI is authorized to select (with approval of each VCA Committee's independent members) one or more subadvisers to handle the actual day-to-day investment management of VCA 10 and VCA 11. PI monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated or modified. It is possible that PI will continue to be satisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. PI is also responsible

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for allocating assets among the subadvisers if an Account has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the account's assets, and PI can change the allocations without VCA Committee or shareholder approval. Participants will be notified of any new subadvisers or materially amended subadvisory agreements.
The manager-of-managers structure operates under an order issued by the Securities and Exchange Commission (SEC). The current order permits us to hire or amend subadvisory agreements, without participant approval, only with subadvisers that are not affiliated with Prudential Financial.
THE CURRENT ORDER IMPOSES THE FOLLOWING CONDITIONS:
1. PI will provide general management and administrative services to VCA 10 and VCA 11 including overall supervisory responsibility for the general management and investment of each Account's securities portfolio, and, subject to review and approval by each VCA Committee, will (a) set each Account's overall investment strategies; (b) select subadvisers; (c) monitor and evaluate the performance of subadvisers; (d) allocate and, when appropriate, reallocate an Account's assets among its subadvisers in those cases where an Account has more than one subadviser; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with each Account's investment objectives, policies, and restrictions.
2. Before an Account may rely on the order, the operation of the Account in the manner described in the Application will be approved by a majority of its outstanding voting securities, as defined in the Investment Company Act, or, in the case of a new Account whose public participants purchased units on the basis of a prospectus containing the disclosure contemplated by condition (4) below, by the sole shareholder before offering of units of such Account to the public.
3. VCA 10 and VCA 11 will furnish to participants all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in an Account's subadvisory agreement. VCA 10 and VCA 11 will meet this condition providing participants with an information statement complying with the provisions of Regulation 14C under the Securities Exchange Act of 1934 (the Exchange Act), as amended, and Schedule 14C thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, this information statement will be provided to participants of the Account a maximum of ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule 14A under the Exchange Act.
4. VCA 10 and VCA 11 will disclose in its prospectus the existence, substance and effect of the order granted pursuant to the Application.
5. No VCA Committee member or officer of an Account or director or officer of PI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such VCA Committee member, director of officer) any interest in any subadviser except for (a) ownership of interests in PI or any entity that controls, is controlled by or is under common control with PI, or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicy-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.
6. PI will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of an Account or PI other than by reason of serving a subadviser to one or more Accounts or other investment companies (an Affiliated Subadviser) without such agreement, including the compensation to be paid thereunder, being approved by the participants of the applicable Account.
7. At all times, a majority of the members of each VCA Committee will be persons each of whom is not an “interested person” of the Account as defined in Section 2(a)(19) of the Investment Company Act (Independent Members), and the nomination of new or additional Independent Members will be placed within the discretion of the then existing Independent Members.
8. When a subadviser change is proposed for an Account with an Affiliated Subadviser, the VCA Committee, including a majority of the Independent Members, will make a separate finding, reflected in the VCA Committee's minutes, that such change is in the best interests of the Account and its participants and does not involve a conflict of interest from which PI or the Affiliated subadviser derives an inappropriate advantage.
ADMINISTRATIVE EXPENSES AND OTHER CHARGES AND FEES. The tables which appear below set forth the following information:
The table entitled “Amounts Paid to Prudential for Administrative Expenses and Management Services” identifies, for the three most recent fiscal years, amounts paid by VCA 10 and VCA 11 to Prudential for administrative expenses and for providing management services.

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A daily charge is made which is equal to an effective annual rate of 0.75% of the net value of the assets in each Subaccount of VCA 24. All of this charge is for administrative expenses not covered by the annual account charge. The table entitled “VCA 24 Daily Charges” identifies, for the three most recent fiscal years, the daily charges received by Prudential.
An annual account charge for administrative expenses of not greater than $30 may be assessed against a Participant's Accumulation Account. The table entitled “Annual Account Charges” identifies, for the three most recent fiscal years, the amount of annual charges collected by Prudential from each of VCA 10 and VCA 11.
A deferred sales charge is also imposed on certain withdrawals from the Accounts and Subaccounts. The table below entitled “Deferred Sales Charges” identifies, for the three most recent fiscal years, the deferred sales charges imposed on withdrawals from each of VCA 10, VCA 11 and VCA 24.
Amounts Paid to Prudential for Administrative Expenses and Management Services
	2013	2012	2011
VCA 10	$1,580,667	$1,479,136	$1,713,151
VCA 11	$303,611	$347,124	$388,149
VCA 24 Daily Charges
	2013	2012	2011
	$3,775,316	$3,684,197	$3,951,306
Annual Account Charges
	2013	2012	2011
VCA 10	$27,775	$4,736	$24,271
VCA 11	$19,994	$2,509	$19,612
VCA 24	$37,908	$40,113	$42,780
Deferred Sales Charges
	2013	2012	2011
VCA 10	None	None	None
VCA 11	None	None	None
VCA 24	None	None	None
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER. Set forth below is additional information concerning other accounts managed by David A. Kiefer, who serves as the Portfolio Manager for VCA 10. Information furnished is as of December 31, 2013. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.
Information About Other Accounts Managed by David A. Kiefer
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
	12 / $12,007,735,000	5 / $971,673,000*	3 / $337,693,000	None
* Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.
As of December 31, 2013, Mr. Kiefer owned no securities issued by VCA 10. The general public may not invest in VCA 10. Instead, VCA 10 investments may be made only by participants under certain retirement arrangements.
COMPENSATION: The structure of, and method(s) used by Jennison to determine Mr. Kiefer's compensation is set forth below:
Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based

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on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.
Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation. The factors reviewed for the portfolio manager are listed below in order of importance.
The following primary quantitative factor is reviewed for the portfolio manager:
■	One, three, five year and longer term pre-tax investment performance of groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.
■	Performance for the composite of accounts that includes the Fund managed by the portfolio manager is measured against the Standard & Poor’s 500 Index and the Russell 1000 Value Index;
The qualitative factors reviewed for the portfolio manager may include:
■	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
■	Historical and long-term business potential of the product strategies;
■	Qualitative factors such as teamwork and responsiveness; and
■	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.
POTENTIAL CONFLICTS OF INTEREST: Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another.
Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.
■	Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.
■	Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.
■	Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product.
Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.
■	Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. The non-discretionary clients may be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.

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■	Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.
■	Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.
How Jennison Addresses These Conflicts of Interest
The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments. Generally, portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.
FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 10 AND VCA 11
VCA 10. In addition to the investment objective described in the prospectus, the following investment restrictions are fundamental investment policies of VCA 10 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.
Concentration in Particular Industries. VCA 10 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (1) with respect to 75% of VCA 10's total assets, more than 5% of VCA 10's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (2) 25% or more of VCA 10's total assets (determined at the time of the investment) would be invested in a single industry.
Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA 10 except that VCA 10 may buy and sell securities that are secured by real estate or shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers, Inc. automated quotation system (NASDAQ).
Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA 10 except that VCA 10 may purchase and sell financial futures contracts and related options.
Loans. VCA 10 will not lend money, except that loans of up to 10% of the value of VCA 10's total assets may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be “loans” for this purpose and may be entered into or purchased by VCA 10 in accordance with its investment objectives and policies.
Borrowing. VCA 10 will not issue senior securities, borrow money or pledge its assets, except that VCA 10 may borrow from banks up to 33% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA 10 may pledge up to 33% of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts, and options thereon are not deemed to be a pledge of assets or the issuance of a senior security.
Margin. VCA 10 will not purchase securities on margin (but VCA 10 may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by VCA 10 of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.
Underwriting of Securities. VCA 10 will not underwrite the securities of other issuers, except where VCA 10 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA 10 is permitted to make.

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Control or Management of Other Companies. No securities of any company will be acquired for VCA 10 for the purpose of exercising control or management thereof.
VCA 11. In addition to the investment objective described in the Prospectus, the following investment restrictions are fundamental investment policies of VCA 11 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.
Concentration in Particular Industries. VCA 11 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (1) with respect to 75% of VCA 11's total assets, more than 5% of VCA 11's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (2) 25% or more of VCA 11's total assets (determined at the time of the investment) would be invested in a single industry. Notwithstanding this restriction, there is no limitation with respect to money market instruments of domestic banks, U.S. branches of foreign banks that are subject to the same regulations as U.S. banks, and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason).
Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA 11.
Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA 11.
Loans. VCA 11 will not lend money, except that it may purchase debt obligations in accordance with its investment objective and policies and may engage in repurchase agreements.
Borrowing. VCA 11 will not issue senior securities, borrow money or pledge its assets, except that VCA 11 may borrow from banks up to 33% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA 11 may pledge up to 33% of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis is not deemed to be a pledge of assets or the issuance of a senior security.
Margin. VCA 11 will not purchase securities on margin (but VCA 11 may obtain such short-term credits as may be necessary for the clearance of transactions).
Underwriting of Securities. VCA 11 will not underwrite the securities of other issuers, except where VCA 11 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA 11 is permitted to make.
Control or Management of Other Companies. No securities of any company will be acquired for VCA 11 for the purpose of exercising control or management thereof.
NON-FUNDAMENTAL RESTRICTIONS ADOPTED BY VCA 10 AND VCA 11
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 10. The VCA 10 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The VCA 10 Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA 10.
Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA 10 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act and the rules and regulations thereunder; Provided, however, that VCA 10 may invest in securities of one or more investment companies to the extent permitted by any order of exemption granted by the United States Securities and Exchange Commission.
Short Sales. VCA 10 will not make short sales of securities or maintain a short position, except that VCA 10 may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts, forward contracts and interest rate swap agreements are not deemed to be short sales.
Illiquid Securities. VCA 10 may not invest more than 15% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine VCA 10's net asset value. Illiquid securities include, but are not limited to, certain securities sold in private placements with restrictions on resale and not traded, repurchase agreements maturing in more than seven days, and other investments determined not to be readily marketable. The 15% limit is applied as of the date VCA 10 purchases an illiquid security.

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NON-FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 11. The VCA 11 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The VCA 11Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA 11.
Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA 11 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act, and the rules and regulations thereunder; Provided, however, that VCA ll may invest in securities of one or more investment companies to the extent permitted by any order of exemption granted by the United States Securities and Exchange Commission.
Short Sales. VCA 11 will not make short sales of securities or maintain a short position.
Illiquid Securities. VCA 11 may not invest more than 5% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine VCA 11's net asset value. Illiquid securities include, but are not limited to, certain securities sold in private placements with restrictions on resale and not traded, repurchase agreements maturing in more than seven days, and other investments determined not to be readily marketable. This limit is applied as of the date VCA 11 purchases an illiquid security.
INVESTMENT RESTRICTIONS IMPOSED BY STATE LAW
In addition to the investment objectives, policies and restrictions that they have adopted, VCA 10 and VCA 11 must limit their investments to those authorized for variable contract accounts of life insurance companies by the laws of the State of New Jersey. In the event of future amendments of the applicable New Jersey statutes, each Account will comply, without the approval of Participants or others having voting rights in respect of the Account, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they currently read are, in summary form, as follows:
1. An Account may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. “Institution” includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.
2. The stock of a corporation may not be purchased unless (a) the corporation has paid a cash dividend on the class of stock during each of the past five years preceding the time of purchase, or (b) during the five-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock, or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.
3. Any common stock purchased must be (a) listed or admitted to trading on a securities exchange in the United States or Canada; or (b) included in the National Association of Securities Dealers' national price listings of “over-the-counter” securities; or (c) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and as to which market quotations are available.
4. Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of an Account would be invested in the securities of such corporation.
The currently applicable requirements of New Jersey law impose substantial limitations on the ability of VCA 10 to invest in the stock of companies whose securities are not publicly traded or who have not recorded a five-year history of dividend payments or earnings sufficient to support such payments. This means that the Account will not generally invest in the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under paragraph 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the Account.
Important Note: Pursuant to permissions granted to VCA 10 by the New Jersey Department of Insurance, VCA 10 may invest in the following securities which would otherwise be impermissible investments for VCA 10 under New Jersey law:
■	VCA 10 may invest up to 30% of its total assets in foreign securities traded on United States or Canadian exchanges, or traded on exchanges in foreign markets outside the United States and Canada as specifically identified by the New Jersey Department of Insurance.
■	VCA 10 may invest in securities that do not otherwise meet the dividend or earnings requirements of New Jersey law in excess of the 5% limitation set forth above.

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Investment limitations may also arise under the insurance laws and regulations of other states where the Contracts are sold. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the portfolios of the Accounts.
VCA 10 and VCA 11 each have adopted a Code of Ethics. In addition, PI, PIM, Jennison and PIMS have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Account. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Account is making such investments. VCA 24 is not required to adopt a Code of Ethics because it invests only in shares of the Series Fund portfolios. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. These Codes of Ethics are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies on these Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Station, Washington, D.C. 20549-0102.

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ADDITIONAL INFORMATION ABOUT FINANCIAL FUTURES CONTRACTS
As described in the prospectus, VCA 10 may engage in certain transactions involving financial futures contracts. This additional information on those instruments should be read in conjunction with the prospectus.
VCA 10 will only enter into futures contracts that are standardized and traded on a U.S. exchange or board of trade. When a financial futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the “initial margin.” Subsequent payments to and from the broker, called the “variation margin,” are made on a daily basis as the underlying security, index, or rate fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as “marking to the market.” There are several risks associated with the use of futures contracts for hedging purposes. While VCA 10's hedging transactions may protect it against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude VCA 10 from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. Hedging transactions may reduce or eliminate gains or magnify losses if the market moves in an unanticipated manner. There can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the securities or other assets being hedged. An incorrect correlation could result in a loss on both the hedged assets and the hedging vehicle so that VCA 10's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected market trends.
There can be no assurance that a liquid market will exist at a time when VCA 10 seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent VCA 10 from liquidating an unfavorable position and VCA 10 would remain obligated to meet margin requirements and continue to incur losses until the position is closed.
ADDITIONAL INFORMATION ABOUT OPTIONS
As described in the prospectus, VCA 10 may engage in certain transactions involving options. This additional information on those instruments should be read in conjunction with the prospectus.
In addition to those described in the prospectus, options have other risks, primarily related to market fluctuations and liquidity. Unanticipated fluctuations in the financial markets could result in losses to VCA 10 on its options positions. Additionally a position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although VCA 10 will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that VCA 10 would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If VCA 10 as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.
Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist,

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although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.
The purchase and sale of over-the-counter (OTC) options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, VCA 10 will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when VCA 10 writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which VCA 10 originally wrote the OTC option. There can be no assurance that VCA 10 will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, VCA 10 may be unable to liquidate an OTC option.
OPTIONS ON EQUITY SECURITIES. VCA 10 may purchase and write (i.e., sell) put and call options on equity securities that are traded on U.S. securities exchanges, are listed on the NASDAQ or that result from privately negotiated transactions with broker-dealers (OTC options). A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security at the exercise price upon exercise by the holder of the put.
VCA 10 will write only “covered” options on stocks. A call option is covered if: (1) VCA 10 owns the security underlying the option; or (2) VCA 10 has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it holds; or (3) VCA 10 holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by VCA 10 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian. A put option is covered if: (1) VCA 10 deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid unencumbered assets having a value equal to or greater than the exercise price of the option; or (2) VCA 10 holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price if the difference is maintained by VCA 10 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.
VCA 10 may also purchase “protective puts” (i.e., put options acquired for the purpose of protecting VCA 10 security from a decline in market value). The loss to VCA 10 is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit VCA 10 realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.
VCA 10 may also purchase putable and callable equity securities, which are securities coupled with a put or call option provided by the issuer.
VCA 10 may purchase call options for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on stocks. If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. Similarly, the holder of an option may liquidate his or her position by exercise of the option or by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased. There is no guarantee that closing purchase or closing sale transactions can be effected.
OPTIONS ON DEBT SECURITIES. VCA 10 may purchase and write exchange-traded and OTC put and call options on debt securities. Options on debt securities are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.
VCA 10 will write only “covered” options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, VCA 10 might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.

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VCA 10 may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered as the cover for both the put and the call). In such cases, VCA 10 will also segregate or deposit for the benefit of VCA 10's broker cash or liquid unencumbered assets equivalent to the amount, if any, by which the put is “in the money.” It is contemplated that VCA 10's use of straddles will be limited to 5% of VCA 10's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of VCA 10's net assets at the time the straddle is written).
VCA 10 may purchase “protective puts” in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts on debt securities operate in the same manner as protective puts on equity securities, described above. VCA 10 may wish to protect certain securities against a decline in market value at a time when put options on those particular securities are not available for purchase. VCA 10 may therefore purchase a put option on securities it does not hold. While changes in the value of the put should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which VCA 10 purchases a put option on an underlying security it owns.
VCA 10 may also purchase call options on debt securities for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.
VCA 10 may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer.
VCA 10 may enter into closing purchase or sale transactions in a manner similar to that discussed above in connection with options on equity securities.
OPTIONS ON STOCK INDICES. VCA 10 may purchase and sell put and call options on stock indices traded on national securities exchanges, listed on NASDAQ or that result from privately negotiated transactions with broker-dealers. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the strike price of the option. This amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the multiplier). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.
VCA 10 will write only “covered” options on stock indices. A call option is covered if VCA 10 follows the segregation requirements set forth in this paragraph. When VCA 10 writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. Government securities or other liquid unencumbered assets, or “qualified securities” (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A “qualified security” is an equity security which is listed on a national securities exchange or listed on NASDAQ against which VCA 10 has not written a stock call option and which has not been hedged by VCA 10 by the sale of stock index futures. When VCA 10 writes a call option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. government securities or other liquid unencumbered assets, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of VCA 10's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, VCA 10 will so segregate, escrow, or pledge an amount in cash, U.S. Government securities, or other liquid unencumbered assets equal in value to the difference. In addition, when VCA 10 writes a call on an index which is in-the-money at the time the call is written, it will segregate with its custodian or pledge to the broker as collateral, cash or U.S. Government securities or other liquid unencumbered assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to VCA 10's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

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A call option is also covered if VCA 10 holds a call on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by VCA 10 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.
A put option is covered if: (1) VCA 10 holds in a segregated account cash, U.S. Government securities or other liquid unencumbered assets of a value equal to the strike price times the multiplier times the number of contracts; or (2) VCA 10 holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by VCA 10 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.
VCA 10 may purchase put and call options on stock indices for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices. VCA 10 may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.
The distinctive characteristics of options on stock indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, VCA 10 would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to VCA 10. Price movements in VCA 10's equity security holdings probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index VCA 10 bears the risk that the price of the securities held by VCA 10 may not increase as much as the index. In such event, VCA 10 would bear a loss on the call which is not completely offset by movement in the price of VCA 10's equity securities. It is also possible that the index may rise when VCA 10's securities do not rise in value. If this occurred, VCA 10 would experience a loss on the call which is not offset by an increase in the value of its securities holdings and might also experience a loss in its securities holdings. In addition, when VCA 10 has written a call, there is also a risk that the market may decline between the time VCA 10 has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time VCA 10 is able to sell stocks in its portfolio. As with stock options, VCA 10 will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where VCA 10 would be able to deliver the underlying securities in settlement, VCA 10 may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.
There are also certain special risks involved in purchasing put and call options on stock indices. If VCA 10 holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercise option to fall out of-the-money, VCA 10 will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer.
Although VCA 10 may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.
OPTIONS ON FOREIGN CURRENCIES. VCA 10 may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock. VCA 10's successful use of options on foreign currencies depends upon the investment manager's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. In addition, the correlation between movements in the price of options and the price of currencies being hedged is imperfect.
OPTIONS ON FUTURES CONTRACTS. VCA 10 may enter into certain transactions involving options on futures contracts. VCA 10 will utilize these types of options for the same purpose that it uses the underlying futures contract. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the

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exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. VCA 10 intends to utilize options on futures contracts for the same purposes that it uses the underlying futures contracts.
Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that the investment manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA 10 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA 10 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA 10.
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
A forward foreign currency exchange contract is a contract obligating one party to purchase and the other party to sell one currency for another currency at a future date and price. When investing in foreign securities, VCA 10 may enter into such contracts in anticipation of or to protect itself against fluctuations in currency exchange rates.
VCA 10 generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, VCA 10 may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.
VCA 10's successful use of forward contracts depends upon the investment manager's ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.
INTEREST RATE SWAP TRANSACTIONS
VCA 10 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 10 might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same-to increase or decrease exposure to long- or short-term interest rates. For example, VCA 10 may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Account anticipates purchasing at a later date. VCA 10 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.
The use of swap agreements is subject to certain risks. As with options and futures, if the investment manager's prediction of interest rate movements is incorrect, VCA 10's total return will be less than if the Account had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. There is also the risk that the counterparty will be unable to honor its financial obligations to VCA 10 and VCA 11. Moreover, there is no guarantee that VCA 10 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
ILLIQUID SECURITIES
VCA 10 may not invest more than 15% of its net assets in illiquid securities. VCA 11 may not invest more than 5% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the net asset value of VCA 10 and VCA 11. Illiquid securities include, but are not limited to, certain securities sold in private placements with restrictions on resale and not traded, repurchase agreements maturing in more than seven days, and other investments determined not to be readily marketable. The 15% and 5% limits are applied as of the date VCA 10 or VCA 11 purchases an illiquid security. It is possible that VCA 10's holding of illiquid securities could exceed the 15% limit and VCA 11's holding of illiquid securities could exceed the 5% limit, for example as a result of market developments or redemptions.

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VCA 10 and VCA 11 may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of VCA 10 and VCA 11. In many cases, those securities are traded in the institutional market under Rule 144A under the Securities Act of 1933 and are called Rule 144A securities. Securities determined to be liquid under these procedures are not subject to the 15% and 5% limits.
Investments in illiquid securities involve more risks than investments in similar securities that are readily marketable. Illiquid securities may trade at a discount from comparable, more liquid securities. Investment of assets in illiquid securities may restrict the ability of VCA 10 and VCA 11 to dispose of their investments in a timely fashion and for a fair price as well as their ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where operations require cash, such as when VCA 10 or VCA 11 has net redemptions, and could result in VCA 10 or VCA 11 borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments. Illiquid securities are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by VCA 10 or VCA 11 or less than the fair value of the securities. No assurance can be given that the fair value prices accurately reflect the value of the security. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by VCA 10 or VCA 11 are required to be registered under the securities laws of one or more jurisdictions before being resold, VCA 10 or VCA 11 may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, VCA 10 or VCA 11 may obtain access to material non-public information, which may restrict their ability to conduct transactions in those securities.
LOANS OF PORTFOLIO SECURITIES
VCA 10 and VCA 11 may from time to time lend their portfolio securities to broker-dealers, qualified banks and certain institutional investors, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities. During the time portfolio securities are on loan, VCA 10 and VCA 11 will continue to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. VCA 10 and VCA 11 will not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of stock loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but VCA 10 and VCA 11 would be unsecured creditors with respect to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent.
VCA 10 and VCA 11 will not lend their portfolio securities to borrowers affiliated with Prudential. This will not affect the Accounts' ability to maximize their securities lending opportunities.
PORTFOLIO TURNOVER RATE
VCA 10 has no fixed policy with respect to portfolio turnover, which is an index determined by dividing the lesser of the purchases and sales of portfolio securities during the year by the monthly average of the aggregate value of the portfolio securities owned during the year. VCA 10 seeks long term capital growth rather than short term trading profits. However, during any period when changing economic or market conditions are anticipated, successful management requires an aggressive response to such changes which may result in portfolio shifts that may significantly increase the rate of portfolio turnover. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by VCA 10. It is not anticipated that under normal circumstances the annual portfolio turnover rate would exceed 100%.
The table below sets forth the annual portfolio turnover rate for VCA 10 for the three most recent fiscal years.

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VCA 10 Portfolio Turnover Rate
	2013	2012	2011
	69%	44%	56%
PORTFOLIO BROKERAGE AND RELATED PRACTICES
VCA 10 and VCA 11 have adopted a policy pursuant to which VCA 10 and VCA 11 and its manager, subadvisers, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling VCA 10 and VCA 11 shares by directing brokerage transactions to that broker. VCA 10 and VCA 11 have adopted procedures for the purpose of deterring and detecting any violations of the policy. This policy permits the VCA 10 and VCA 11, the Manager, and the subadvisers to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interests of VCA 10 and VCA 11 and is not influenced by considerations about the sale of Fund shares.
The respective subadviser is responsible for decisions to buy and sell securities for VCA 10 and VCA 11, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities for VCA 10 will be executed primarily through brokers who will receive a commission paid by the Account. Fixed income securities, as well as securities traded in the over-the-counter market, on the other hand, will not normally incur any brokerage commissions. These securities are generally traded on a “net” basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain of these securities may be purchased directly from an issuer, in which case neither commissions nor discounts are paid.
In placing orders for portfolio transactions of the Accounts, primary consideration is given to obtaining the most favorable price and best execution. An attempt is made to effect each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. However, a higher spread or commission than is otherwise necessary for a particular transaction may be paid if to do so appears to further the goal of obtaining the best execution available.
In connection with any securities transaction that involves a commission payment, the commission is negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates. Periodically, PI, Jennison, or PIM review the allocation among brokers of orders for equity securities and the commissions that were paid.
When selecting a broker or dealer in connection with a transaction for either Account, consideration is given to whether the broker or dealer has furnished PI, Jennison, or PIM with certain services that brokerage houses customarily supply to institutional investors, provided this does not jeopardize the objective of obtaining the best price and execution.
These services include statistical and economic data and research reports on particular companies and industries. PI, Jennison, and PIM use these services in connection with all of their investment activities, and some of the data or services obtained in connection with the execution of transactions for an Account may be used in managing other investment accounts. Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data and services may be used in providing investment management for one or both of the Accounts. Although PI's present policy is not to permit higher spreads or commissions to be paid on transactions for the Accounts in order to secure research and statistical services from brokers or dealers, PI might in the future authorize the payment of higher commissions (but not of higher spreads), with the prior concurrence of an Account's committee, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all the services that the broker provides.
When investment opportunities arise that may be appropriate for more than one entity for which PI or a subadviser serves as investment manager or adviser, one entity will not be favored over another and allocations of investments among them will be made in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which PI or a subadviser acts as investment manager or adviser have different investment objectives and positions, from time to time a particular security may be purchased for one or more such entities while at the same time such securities may be sold for another.

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An affiliated broker may be employed to execute brokerage transactions on behalf of the Accounts as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. During 2011, 2010 and 2009 neither VCA 10 nor VCA 11 paid any commissions to any affiliated brokers. The Accounts may not engage in any transactions in which Prudential or its affiliates acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.
PI, Jennison, or PIM may enter into business transactions with brokers or dealers for purposes other than the execution of portfolio securities transactions for accounts Prudential manages. These other transactions will not affect the selection of brokers or dealers in connection with portfolio transactions for the Accounts.
The table below sets forth the amount of brokerage commissions paid by VCA 10 to various brokers in connection with securities transactions during the three most recent fiscal years.
Brokerage Commissions Paid by VCA 10
	2013	2012	2011
	$192,000	$166,000	$213,000
CUSTODY OF SECURITIES & SECURITIES LENDING AGENT
Custodian. State Street Bank Trust Company, 127 W. 10th Street, Kansas City, MO 64105-1716 is custodian of VCA 10's and VCA 11's assets and maintains certain books and records in connection therewith.
Securities Lending Agent. PIM, Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102, serves as the securities lending agent for VCA 10 and VCA 11, and in that role administers the securities lending programs of both VCA 10 and VCA 11. For its services PIM receives a portion of the amount earned by lending securities. During 2013 PIM did not lend any securities on behalf of either VCA 10 or VCA 11.

19

THE VCA 10 AND VCA 11 COMMITTEES AND OFFICERS
MANAGEMENT OF VCA 10 AND VCA 11
VCA 10 and VCA 11 are managed by the VCA 10 Committee and the VCA 11 Committee. The members of the VCA Committees are elected by the persons having voting rights in respect of the VCA 10 Account and the VCA 11 Account. The affairs of the Accounts are conducted in accordance with the Rules and Regulations of the Accounts.
Information pertaining to the Members of the VCA 10 Committee and the VCA 11 Committee (hereafter referred to as Board Members) is set forth below. Board Members who are not deemed to be “interested persons” of VCA 10 and VCA 11 as defined in the Investment Company Act are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of VCA 10 and VCA 11 are referred to as “Interested Board Members.” “Fund Complex” consists of VCA 10 and VCA 11 and any other investment companies managed by PI. VCA 10 and VCA 11 are also referred to as “Funds.”
Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (61) Board Member Portfolios Overseen: 67	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (61) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).
Keith F. Hartstein (57) Board Member Portfolios Overseen: 67	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 67	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (74) Board Member Portfolios Overseen: 67	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (71) Board Member Portfolios Overseen: 67	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 67	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Richard A. Redeker (70) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Robin B. Smith (74) Board Member Portfolios Overseen: 67	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (70) Board Member Portfolios Overseen: 67	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.
Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (51) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (40) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
(1) The year in which each individual joined the Board is as follows: Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003, Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.
Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

21

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Lee D. Augsburger (54) Chief Compliance Officer	Senior Vice President, Chief Ethics & Compliance Officer of Prudential Financial, Inc. (2009-Present); formerly Senior Vice President, Chief Compliance Officer (2007-2009) of Prudential Financial, Inc.; Vice President, Chief Compliance Officer (2003-2007) of Prudential Investments LLC; Vice President, Chief Compliance Officer (October 2000 - 2007) of Prudential Investment Management, Inc.; Vice President and Chief Legal Officer—
	Annuities (August 1999-October 2000) of Prudential; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential.	Since 2014
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial's Internal Audit Department and Manager in AXA's Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.	Since 1998
M. Sadiq Peshimam (50) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (46) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (52) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
Explanatory Notes to Tables:
■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
■	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
■	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential's Gibraltar Fund, Inc. and the Advanced Series Trust.
COMPENSATION OF BOARD MEMBERS AND OFFICERS. Pursuant to a management agreement with each Fund, the Manager pays all compensation of Fund Officers and employees as well as the fees and expenses of all Interested Board Members.
Each Fund pays each Independent Board Member annual compensation in addition to certain out-of-pocket expenses. Independent Board Members who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Board Member may change as a result of the introduction of additional funds on whose Boards the Board Member may be asked to serve.

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Independent Board Members may defer receipt of their fees pursuant to a deferred fee agreement with each Fund. Under the terms of the agreement, each Fund accrues deferred Board Members' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury Bills at the beginning of each calendar quarter or at the daily rate of return of any Prudential Investments mutual fund chosen by the Board Member. Payment of the interest so accrued is also deferred and becomes payable at the option of the Board Member. Each Fund’s obligation to make payments of deferred Board Members' fees, together with interest thereon, is a general obligation of each Fund. No Fund has a retirement or pension plan for Board Members.
The following table sets forth the aggregate compensation paid by each Fund for the most recently completed fiscal year to the Independent Board Members for service on the Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Board Members and officers who are “interested persons” of the Funds (as defined in the 1940 Act) do not receive compensation from PI-managed funds and therefore are not shown in the following table.

23

Compensation Received by VCA 10 & VCA 11 Board Members
Name	Aggregate Compensation	Pension or Retirement Benefits	Total 2013 Compensation from VCA Accounts and Fund Complex
Ellen S. Alberding †	$950	None	$67,834(32/67)*
Kevin J. Bannon	$2,890	None	$210,000(32/67)*
Linda W. Bynoe**	$2,860	None	$210,000(32/67)*
Keith F. Hartstein †	$960	None	$68,834(32/67)*
Michael S. Hyland, CFA	$2,900	None	$216,000(32/67)*
Douglas H. McCorkindale**	$2,850	None	$208,000(32/67)*
Stephen P. Munn	$2,890	None	$214,000(32/67)*
James E. Quinn †	$960	None	$68,834(32/67)
Richard A. Redeker	$3,000	None	$250,000(32/67)*
Robin B. Smith**	$2,850	None	$208,000(32/67)*
Stephen G. Stoneburn**	$2,900	None	$212,000(32/67)*
Explanatory Notes to Board Member Compensation Table
* Compensation relates to portfolios that were in existence for any period during 2013. Number of funds and portfolios represent those in existence as of December 31, 2013, and excludes funds that have merged or liquidated during the year. Additionally, the number of funds and portfolios includes those which have been approved as of December 31, 2013; however, certain of those funds/portfolios may commence operations after that date. No compensation is paid out from such funds/portfolios.
** Under the Fund Complex’s deferred fee agreement, certain Board Members have elected to defer all or part of their total compensation. The total amount of deferred compensation accrued during the calendar year ended December 31, 2013, including investment results during the year on cumulative deferred fees, amounted to $(26,698), $1,068, $584,562, $1,070,182 and $409,269 for Ms. Bynoe, Mr. Hartstein, Mr. McCorkindale, Ms. Smith, and Mr. Stoneburn, respectively.
†Ms. Alberding and Messrs. Hartstein and Quinn joined the Board as of September 1, 2013.
BOARD COMMITTEES. The Board has established three standing committees in connection with Fund governance—Audit, Nominating and Governance, and Investment. Information on the membership of each standing committee and its functions is set forth below.
Audit Committee: The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Funds' independent registered public accounting firm, accounting policies and procedures and other areas relating to the Funds' auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Funds. The Audit Committee is also responsible for pre-approving permitted services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Funds, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Funds. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The number of Audit Committee meetings held during the Funds' most recently completed fiscal year is set forth in the table below.
The membership of the Audit Committee is set forth below:
Stephen P. Munn (Chair)
Douglas H. McCorkindale
Kevin J. Bannon
Robin B. Smith
Ellen S. Alberding
James E. Quinn
Richard A. Redeker (ex-officio)
Nominating and Governance Committee: The Nominating and Governance Committee of the Board is responsible for nominating Board Members and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act. The number of Nominating and Governance Committee meetings held during the Funds' most recently completed fiscal year is set forth in the table below. The Nominating and Governance Committee Charter is available on the Funds' website.

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The membership of the Nominating and Governance Committee is set forth below:
Michael S. Hyland, CFA (Chair)
Stephen G. Stoneburn
Linda W. Bynoe
Keith F. Hartstein
Richard A. Redeker (ex-officio)
Prudential and Target Investment Committees: In September 2005, the Board of each fund in the Prudential retail mutual funds complex formed joint committees to review the performance of each Fund in the Fund Complex. The Prudential Investment Committee reviews the performance of each Fund whose subadvisers are affiliates of the Manager, while the Target Investment Committee reviews the performance of funds whose subadvisers are not affiliates of the Manager. Each committee meets at least four times per year and reports the results of its review to the full Board of each Fund at each regularly scheduled Board meeting. Every Independent Board Member sits on one of the two committees.
The number of Prudential and Target Investment Committee meetings, as applicable, held during the Fund's most recently completed fiscal year is set forth in the table below.
The membership of the Prudential and Target Investment Committees is set forth below:
Prudential Investment Committee
Keith F. Hartstein (Chair)
Richard A. Redeker
Stephen G. Stoneburn
Linda W. Bynoe
Michael S. Hyland, CFA
James E. Quinn
Target Investment Committee
Ellen S. Alberding (Chair)
Kevin J. Bannon
Douglas H. McCorkindale
Robin B. Smith
Stephen P. Munn

25

Board Committee Meetings (for most recently completed fiscal year)
Audit Committee	Nominating & Governance Committee	Prudential Investment Committee

LEADERSHIP STRUCTURE AND QUALIFICATIONS OF BOARD MEMBERS. The Board is responsible for oversight of the Funds. The Funds has engaged the Manager to manage the Funds on a day-to-day basis. The Board oversees the Manager and certain other principal service providers in the operations of the Funds. The Board is currently composed of thirteen members, eleven of whom are Independent Board Members. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Board Members may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board has established three standing committees—Audit, Nominating and Governance, and Investment—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Board Members have also engaged independent legal counsel to assist them in fulfilling their responsibilities.
The Board is chaired by an Independent Board Member. As Chair, this Independent Board Member leads the Board in its activities. Also, the Chair acts as a member or as an ex-officio member of each standing committee and any ad hoc committee of the Board. The Board Members have determined that the Board's leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Funds, on the one hand, and the Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.
The Board has concluded that, based on each Board Member's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members, each Board Member should serve as a Board Member. Among other attributes common to all Board Members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Funds, and to exercise reasonable business judgment in the performance of their duties as Board Members. In addition, the Board has taken into account the actual service and commitment of the Board Members during their tenure in concluding that each should continue to serve. A Board Member's ability to perform his or her duties effectively may have been attained through a Board Member's educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of the Funds, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board Member that led the Board to conclude that he or she should serve as a Board Member.
Ms. Smith and Messrs. McCorkindale, Redeker, and Stoneburn have each served as a Board Member of mutual funds in the Fund Complex for more than 14 years, including as members and/or Chairs of various Board committees. In addition, Ms. Smith and Mr. McCorkindale each has more than 35 years and Mr. Stoneburn has more than 30 years of experience as senior executive officers of operating companies and/or as directors of public companies. Mr. Redeker has more than 44 years of experience as a senior executive in the mutual fund industry. Ms. Bynoe has been a Board Member of the Funds and other funds in the Fund Complex since 2005, having served on the boards of other mutual fund complexes since 1993. She has worked in the financial services industry over 11 years, has approximately 20 years experience as a management consultant and serves as a Director of financial services and other complex global corporations. Mr. Munn joined the Board of the Funds and other funds in the Fund Complex in 2008. He previously served as a Board Member of funds managed by PI or its affiliates from 1991 until 2003. In addition, he is the lead director and was the Chairman of an operating business for 14 years. Messrs. Bannon and Hyland joined the Board of the Funds and other funds in the Fund Complex in 2008. Each has held senior executive positions in the financial services industry, including serving as senior executives of asset management firms, for over 17 years. Ms. Alberding and Messrs. Hartstein and Quinn joined the Board of the Funds and other funds in the Fund Complex in 2013. Ms. Alberding has 30 years of experience in the non-profit sector, including over 20 years as the president of a charitable foundation, where she oversees multiple investment managers. Ms. Alberding also served as a Trustee of the Aon Funds from 2000 to 2003. Mr. Hartstein has worked in the asset management industry for almost 30 years and served as a senior executive in an asset management firm. Mr. Quinn has over 20 years of experience as a senior executive officer and a director of a public company. Mr. Parker, who has served as an Interested Board Member and President of the Funds and the other funds in the Fund Complex since 2012, is President, Chief Operating Officer and Officer-in-Charge of PI and several of its affiliates that provide services to the Fund and has held senior positions in PI since 2005. Mr. Benjamin, an Interested Board Member of the Funds and other funds in the Fund Complex since 2010, has served as a Vice President of the Funds and other funds in the Fund Complex since 2009 and has held senior positions in PI since 2003. Specific details about each Board Member's professional experience appear in the professional biography tables, above.

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Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Funds. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Manager, subadvisers, the Funds' Chief Compliance Officer, the Funds' independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by the Funds and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Funds resides with the Manager and other service providers to the Funds. Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Funds or the Manager, its affiliates or other service providers.
Selection of Board Member Nominees. The Nominating and Governance Committee is responsible for considering nominees for Board Members at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board Members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.
A shareholder who wishes to recommend a board member for nomination should submit his or her recommendation in writing to the Chair of the Board (Richard Redeker) or the Chair of the Nominating and Governance Committee (Michael Hyland), in either case in care of the specified Fund(s), at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.
Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds' Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an “interested person.” Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board Members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.
Share Ownership. Information relating to each Board Member's Fund share ownership and in all registered funds in the PI-advised funds that are overseen by the respective Board Member as of the most recently completed calendar year is set forth in the chart below.

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The following table sets forth the dollar range of VCA 10 and VCA 11 securities held by each Board Member as of December 31, 2013. The table also includes the aggregate dollar range of securities held by each Board Member in all funds in the Fund Complex overseen by that Board Member as of December 31, 2013.
Securities Owned by VCA 10 & VCA 11 Board Members
Name	Dollar Range of VCA 10 & VCA 11 Securities	Aggregate Dollar Range of All Securities
Independent Board Members
Ellen S. Alberding	None	None
Kevin J. Bannon	None	Over $100,000
Linda W. Bynoe	None	Over $100,000
Keith F. Hartstein	None	None
Michael S. Hyland, CFA	None	Over $100,000
Douglas H. McCorkindale	None	Over $100,000
Stephen P. Munn	None	Over $100,000
James E. Quinn	None	None
Richard A. Redeker	None	Over $100,000
Robin B. Smith	None	Over $100,000
Stephen G. Stoneburn	None	Over $100,000
Interested Board Members
Stuart S. Parker	None	Over $100,000
Scott E. Benjamin	None	Over $100,000
Notes to Board Member Share Ownership Table
“Aggregate Dollar Range of All Securities” identifies the total dollar range of all securities in all registered investment companies overseen by Board Member in the Fund Complex.
The general public may not invest in VCA 10 or VCA 11. Instead, VCA 10 and VCA 11 investments may be made only by participants under certain retirement arrangements.
The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Board Member, and his/her immediate family members, in an investment adviser or principal underwriter of VCA 10 or VCA 11 or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of VCA 10 or VCA 11 as of December 31, 2013.
Ownership of Other Securities by VCA 10 & VCA 11 Board Members
Name	Name of Owners & Relationship to Member	Company	Title of Class	Value of Securities	Percent of Class
Ellen S. Albderding	None	None	None	None	None
Kevin J. Bannon	None	None	None	None	None
Linda W. Bynoe	None	None	None	None	None
Keith F. Hartstein	None	None	None	None	None
Michael S. Hyland, CFA	None	None	None	None	None
Douglas H. McCorkindale	None	None	None	None	None
Stephen P. Munn	None	None	None	None	None
James E. Quinn	None	None	None	None	None
Richard A. Redeker	None	None	None	None	None
Robin B. Smith	None	None	None	None	None
Stephen G. Stoneburn	None	None	None	None	None

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POLICIES OF VCA 10 AND VCA 11
PROXY VOTING AND RECORDKEEPING
The VCA Committees have delegated to the VCA Accounts' investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the VCA Accounts. The VCA Accounts authorize the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (subadvisers) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the VCA Committees, including any Committee thereof established for that purpose.
The Manager and the VCA Committees view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the VCA Accounts. Consistent with this goal, the VCA Committees view the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the VCA Committees maintain a policy of seeking to protect the best interests of the VCA Committees should a proxy issue potentially implicate a conflict of interest between the VCA Accounts and the Manager or its affiliates.
The Manager delegates to the VCA Accounts' subadvisers the responsibility for voting proxies. The subadvisers are expected to identify and seek to obtain the optimal benefit for the VCA Accounts and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the VCA Accounts and to delineate procedures to be followed when a proxy vote presents a conflict between the interests of the VCA Accounts and the interests of the subadvisers or their affiliates. The Manager expects that the subadvisers will notify the Manager at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the subadvisers will deliver to the Manager, or its appointed vendor, information required for the filing of Form N-PX with the Securities and Exchange Commission.
Information regarding how the VCA Accounts voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on the Commission's website at http:// www.sec.gov, and is also available at www.prudentialfunds.com. A copy of the voting policy of each subadviser to the VCA Accounts is set forth below:
JENNISON ASSOCIATES LLC
Conflicts of interest may also arise in voting proxies. Jennison has adopted a proxy voting policy to address these conflicts.
Jennison actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration is permitted to be given to the public and social value of each issue. For purposes of this policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term—that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any vote that represents a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.
In voting proxies for international holdings, which we vote on a best efforts basis, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking”, where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.
In an effort to discharge its responsibility, Jennison has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines. After such review, Jennison has selected an independent third party proxy voting vendor to assist it in researching and voting proxies. Jennison will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by the proxy voting vendor. The proxy voting vendor will research each proxy and provide a recommendation to Jennison as to how best to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings. It is important to note while Jennison may review the research and analysis provided by the vendor, the vendor's recommendation does not dictate the actual voting instructions nor Jennison's Guidelines. The proxy voting vendor will cast votes in accordance with Jennison's Guidelines, unless instructed otherwise by a Jennison Investment Professional, as set forth below, or if Jennison has accepted direction from a Client, in accordance with the Client's Guidelines.

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In voting proxies for quantitatively derived holdings and Jennison Managed Accounts (i.e., “wrap”) where the securities are not held elsewhere in the firm, Jennison has established a custom proxy voting policy with respect to the voting of these proxies. Proxies received in these circumstances will be voted utilizing Jennison's guidelines. Additionally, in those circumstances where no specific Jennison guideline exists, Jennison will vote using the recommendations of the proxy voting vendor.
For securities on loan pursuant to a client's securities lending arrangement, Jennison will work with either custodian banks or the proxy voting vendor to monitor upcoming meetings and call stock loans, if possible, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant investment professional shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan. It is important to note that in order to recall securities on loan in time to vote, the process must be initiated PRIOR to the record date of the proxy. This is extremely difficult to accomplish as Jennison is rarely made aware of the record date in advance.
It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.
These procedures are intended to provide Jennison with the reasonable assurance that all clients' accounts are being treated fairly so that no one client's account is systematically advantaged.
PRUDENTIAL INVESTMENT MANAGEMENT, INC.
The policy of each of PIM’s asset management units is to vote proxies in the best interests of their respective clients based on the clients’ priorities. Client interests are placed ahead of any potential interest of PIM or its asset management units.
Because the various asset management units manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre‐determined set of voting guidelines. The specific voting approach of each unit is noted below.
Relevant members of management and regulatory personnel oversee the proxy voting process and monitor potential conflicts of interest. In addition, should the need arise, senior members of management, as advised by Compliance and Law, are authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.
VOTING APPROACH OF PIM ASSET MANAGEMENT UNITS
Prudential Fixed Income. Prudential Fixed Income is a business unit of PIM. Prudential Fixed Income’s policy is to vote proxies in the best economic interest of its clients. In the case of pooled accounts, the policy is to vote proxies in the best economic interest of the pooled account. The proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect Prudential Fixed Income’s judgment of how to further the best economic interest of its clients through the shareholder or debt-holder voting process.
Prudential Fixed Income invests primarily in debt securities, thus there are few traditional proxies voted by it. Prudential Fixed Income generally votes with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by the policy or circumstances may suggest a vote not in accordance with the established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. If a security is held in multiple accounts and two or more portfolio managers are not in agreement with respect to a particular vote, Prudential Fixed Income’s proxy voting committee will determine the vote. Not all ballots are received by Prudential Fixed Income in advance of voting deadlines, but when ballots are received in a timely fashion, Prudential Fixed Income strives to meet its voting obligations. It cannot, however, guarantee that every proxy will be voted prior to its deadline.
With respect to non-U.S. holdings, Prudential Fixed Income takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences. Prudential Fixed Income generally votes non-U.S. securities on a best efforts basis if it determines that voting is in the best economic interest of its clients.
Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of Prudential Fixed Income. When Prudential Fixed Income identifies an actual or potential conflict of interest between the firm and its clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments.

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Any client may obtain a copy of Prudential Fixed Income’s proxy voting policy, guidelines and procedures, as well as the proxy voting records for that client’s securities, by contacting the client service representative responsible for the client’s account.
Prudential Real Estate Investors. Prudential Real Estate Investors (PREI) is a business unit of PIM. PREI's proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PREI's judgment of how to further the best long-range economic interest of our clients (i.e. the mutual interest of clients in seeing the appreciation in value of a common investment over time) through the shareholder voting process. PREI's policy is generally to vote proxies on social or political issues on a case by case basis. Additionally, where issues are not addressed by our policy, or when circumstances suggest a vote not in accordance with our established guidelines, voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal. With respect to international holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences, and generally vote foreign securities on a best efforts basis in accordance with the recommendations of the issuer's management if we determine that voting is in the best economic interest of our clients.
PREI utilizes the services of a third party proxy voting facilitator, and upon receipt of proxies will direct the voting facilitator to vote in a manner consistent with PREI's established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). In accordance with its obligations under the Advisers Act, PREI provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client's securities.
DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio holdings of the VCA Accounts are made public, as required by law, in their annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant period. In addition, as required by law, their portfolio holdings as of their first and third fiscal quarter ends are reported to the SEC within 60 days after the end of the VCA Accounts' first and third fiscal quarters. Additionally, pursuant to Rule 2a-7 (Rule 2a-7) of the Investment Company Act, VCA 11 will release portfolio holdings and certain other portfolio information as required by Rule 2a-7 to the Commission in a monthly filing on Form N-MPF within five business days from month-end, such information becomes publicly available 60 days after end of month to which information pertains and may be accessed at www.sec.gov. As required by Rule 2a-7, VCA 11 generally posts on its website a detailed list of its portfolio holdings and certain other information, including its weighted average maturity and weighted after life on a monthly basis within five business days from month-end. Such information will be posted on VCA 11's website and will generally be available for viewing for at least six months after the posting.
When authorized by the Chief Compliance Officer of the VCA Accounts and an officer of the VCA Accounts, portfolio holdings information may be disseminated more frequently or at different periods than those described above. The VCA Accounts have entered into ongoing arrangements to make available information about the VCA Accounts' portfolio holdings. Parties receiving this information may include intermediaries that distribute shares of the VCA Accounts, third-party providers of auditing, custody, proxy voting and other services for the VCA Accounts, rating and ranking organizations, and certain affiliated persons of the VCA Accounts, as described below. The procedures used to determine eligibility are set forth below:
Procedures for Release of Portfolio Holdings Information:
1. A request for release of the holdings of the VCA Accounts shall be prepared setting forth a legitimate business purpose for such release which shall specify the Fund(s), the terms of such release and frequency (e.g., level of detail staleness). Such request shall address whether there are any conflicts of interest between the VCA Accounts and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interests of the shareholders of the VCA Accounts.
2. The request shall be forwarded to the Chief Compliance Officer of the VCA Accounts, or his delegate, for review and approval.
3. A confidentiality agreement in the form approved by an officer of the VCA Accounts must be executed with the recipient of the holdings information.
4. An officer of the VCA Accounts shall approve the release agreement. Copies of the release and agreement shall be sent to PI's law department.
5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of holdings information.

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6. PI's Fund Administration Department shall arrange for the release of holdings information by the Custodian Banks. As of the date of this Statement of Additional Information, the VCA Accounts will provide:
1. Traditional External Recipients/Vendors
■	Full holdings on a daily basis to Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day.
■	Full holdings on a daily basis to the VCA Accounts' subadvisers, custodians, sub-custodians (if any) and Accounting Agents at the end of each day.
■	Full holdings to the VCA Accounts' independent registered public accounting firm as soon as practicable following the VCA Accounts' fiscal year-end or on an as-needed basis.
■	Full holdings to financial printers as soon as practicable following the end of the VCA Accounts' quarterly, semi and annual period-ends.
2. Analytical Service Providers
■	All VCA Accounts' trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund's fiscal quarter-end.
■	Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day.
■	Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.
In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the VCA Accounts' Chief Compliance Officer and PI's Law Department on an annual basis.
In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.
In no instance may the Investment Adviser or the VCA Accounts receive any compensation or consideration in exchange for the portfolio holdings information.
The Committees of the VCA Accounts have approved PI's Policy for the Dissemination of Portfolio Holdings. The Committees shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Committees have delegated oversight of the VCA Accounts' disclosure of portfolio holdings to the Chief Compliance Officer.
Arrangements pursuant to which the VCA Accounts disclose non-public information with respect to its portfolio holdings do not provide for any compensation in return for the disclosure of the information.
There can be no assurance that the VCA Accounts' policies and procedures on portfolio holdings information will protect the VCA Accounts from the potential misuse of such information by individuals or entities that come into possession of the information.

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INFORMATION ABOUT PRUDENTIAL
EXECUTIVE OFFICERS AND DIRECTORS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
The following is biographical information for the executive officers and directors of The Prudential Insurance Company of America:
EXECUTIVE OFFICERS:
John R. Strangfeld, age 60, has served as CEO and President of Prudential Financial since January 2008 and Chairman of the Board since May 2008. Mr. Strangfeld is a Member of the Office of the Chairman of Prudential Financial and served as Vice Chairman of Prudential Financial from 2002 through 2007, overseeing the U.S. Insurance and Investments divisions. Prior to his position as Vice Chairman, Mr. Strangfeld held a variety of senior investment positions at Prudential, both within the U.S. and abroad.
Mark B. Grier, age 61, has served as Vice Chairman and a member of Prudential Financial’s Office of the Chairman since August 2002. From April 2007 through January 2008 he served as Vice Chairman overseeing International Insurance and Investments as well as the Global Marketing and Communications divisions. Mr. Grier was Chief Financial Officer of Prudential Insurance from 1995 to 1997 and has served in various executive roles. Prior to joining Prudential, Mr. Grier was an executive with Chase Manhattan Corporation.
Susan L. Blount, age 56, was elected Executive Vice President in June 2013 and General Counsel of Prudential Financial and Prudential Insurance in May 2005. Ms. Blount has been with Prudential since 1985. She has served in various supervisory positions since 2002, including Vice President and Chief Investment Counsel and Vice President and Enterprise Finance Counsel. She served as Vice President, Secretary and Associate General Counsel from 2000 to 2002 and Vice President and Secretary from 1995 to 2000.
Charles F. Lowrey, age 56, was elected Executive Vice President and Chief Operating Officer, International Businesses, U.S. Businesses, of Prudential Financial and Prudential Insurance effective April 2014. He previously served as Executive Vice President and Chief Operating Officer, U.S. Businesses, from 2011 to 2014. Mr. Lowrey served as Chief Executive Officer and President of Prudential Investment Management, Inc. from January 2008 to February 2011; and as Chief Executive Officer of Prudential Real Estate Investors, our real estate investment management and advisory business from February 2002 to January 2008. He joined the Company in March 2001, after serving as a managing director and head of the Americas for J.P. Morgan's Real Estate and Lodging Investment Banking group, where he began his investment banking career in 1988. He also spent four years as a managing partner of an architecture and development firm he founded in New York City.
Robert M. Falzon, age 54, was elected Executive Vice President and Chief Financial Officer of Prudential Insurance and Prudential Financial in March 2013. Mr. Falzon has been with Prudential since 1983, serving in various positions including managing director at Prudential Real Estate Investors (“PREI”), head of PREI's Global Merchant Banking Group and CEO of its European business. Mr. Falzon also served as Senior Vice President and Treasurer of Prudential Insurance and Prudential Financial from 2010 to 2013.
Stephen Pelletier, to be provided.
Barbara Koster, age 60, was elected Senior Vice President, Operations and Systems, of Prudential Financial in May 2011 and has been a Senior Vice President of Prudential Insurance Company of America since February 2004. Ms. Koster joined Prudential in November 1995 as the Vice President and Chief Information Officer of Individual Life Insurance Systems and was appointed as the Chief Information Officer of Prudential in 2004. Prior to joining Prudential, Ms. Koster held several positions with Chase Manhattan Bank, including that of President of Chase Access Services.
Richard F. Lambert, age 57, was elected Senior Vice President and Chief Actuary of Prudential Financial and Prudential Insurance in May 2012. Mr. Lambert has been with Prudential since 1978, serving in various positions including Vice President and Actuary in Prudential’s domestic individual life insurance business from 1996 to 2004 and Senior Vice President and Chief Actuary of Prudential’s International Insurance division from 2004 to 2012.
Nicholas C. Silitch, age 52, was elected Senior Vice President and Chief Risk Officer of Prudential Financial and Prudential Insurance in May 2012. He joined Prudential in 2010 as Chief Credit Officer and head of investment risk management. Prior to joining Prudential, Mr. Silitch held the position of Chief Risk Officer of the Alternative Investment Services, Broker Dealer Services and Pershing businesses within Bank of New York Mellon.

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Scott G. Sleyster, age 54, was elected Senior Vice President and Chief Investment Officer of Prudential Insurance and Prudential Financial in May 2012 and February 2013, respectively. Mr. Sleyster has been with Prudential since 1987, serving in a variety of positions, including head of Prudential’s Full Service Retirement business, president of Prudential’s Guaranteed Products business, chief financial officer for Prudential’s Employee Benefits Division, and has held roles in Prudential’s Treasury, Derivatives and Investment Management units.
Sharon C. Taylor, age 59, was elected Senior Vice President, Human Resources for Prudential Financial in June 2002. She also serves as Senior Vice President, Human Resources for Prudential Insurance and the Chair of The Prudential Foundation. Ms. Taylor has been with Prudential since 1976, serving in various human resources and general management positions, including Vice President of Human Resources Communities of Practice, from 2000 to 2002; Vice President, Human Resources & Ethics Officer, Individual Financial Services, from 1998 to 2000; Vice President, Staffing and Employee Relations from 1996 to 1998; Management Internal Control Officer from 1994 to 1996; and Vice President, Human Resources and Administration from 1993 to 1994.
DIRECTORS:
Thomas J. Baltimore, Jr., age 50, has been the President and Chief Executive Officer of RLJ Lodging Trust (a NYSE-listed real estate investment company) since May 2011. Previously, he served as Co-Founder and President of RLJ Development, LLC (RLJ Lodging’s predecessor company) from 2000 to May 2011. He served as VP, Gaming Acquisitions, of Hilton Hotels Corporation from 1997 to 1998 and later as VP, Development and Finance, from 1999 to 2000. He also served in various management positions with Host Marriott Services, including VP, Business Development, from 1994 to 1996.
Gordon M. Bethune, age 72, has been Managing Director of g-b1 Partners (a travel advisory firm) since January 2005. He was Chairman and CEO of Continental Airlines, Inc. (an international commercial airline company) from 1996 until his retirement in December 2004. Mr. Bethune was the President and CEO of Continental Airlines from November 1994 to 1996 and served as President and Chief Operating Officer from February 1994 to November 1994. Prior to joining Continental, Mr. Bethune held senior management positions with The Boeing Company, Piedmont Airlines, Western Air Lines, Inc. and Braniff Airlines (various airline companies).
W. Gaston Caperton III, age 74, is the Chairman of Caperton Consulting, a business investment and development company, and served as the President of The College Board from October 1999 to October 2012. He served as the Governor of the State of West Virginia from 1988 to 1996. From 1963 to 1987, he was an entrepreneur, CEO and owner of the tenth largest privately owned insurance brokerage firm in the United States. From 1997 to 1999, he was a fellow at the John F. Kennedy Institute of Politics at Harvard University and was an Executive Director of Columbia University’s Institute on Education & Government at Teachers College. Mr. Caperton was the 1996 Chair of the Democratic Governors Association, and served on the National Governors Association’s executive committee and was a member of the Intergovernmental Policy Advisory Committee on U.S. Trade. He also was the Chairman of the Appalachian Regional Commission, Southern Regional Education Board and the Southern Growth Policy Board.
Gilbert F. Casellas, age 61, has been Chairman of OMNITRU (consulting and investment firm) since 2011 and was the VP, Corporate Responsibility of Dell Inc. (a global computer manufacturer) from 2007 to 2010. He served as a Member of Mintz Levin Cohn Ferris Glovsky & Popeo, PC (a law firm) from June 2005 to October 2007. He served as President of Casellas & Associates, LLC (a consulting firm) from 2001 to 2005. During 2001, he served as President and CEO of Q-linx, Inc. He served as the President and COO of The Swarthmore Group, Inc. from January 1999 to December 2000. Mr. Casellas served as Chairman, U.S. EEOC from 1994 to 1998 and General Counsel, U.S. Department of the Air Force, from 1993 to 1994.
James G. Cullen, age 71, served as the President and COO of Bell Atlantic Corporation (a global telecommunications company) from December 1998 until his retirement in June 2000. Mr. Cullen was the President and CEO, Telecom Group of Bell Atlantic Corporation from 1997 to 1998 and served as Vice Chairman of Bell Atlantic Corporation from 1995 to 1997. Mr. Cullen has also served as Non-Executive Chairman of the Board of NeuStar, Inc. since November 2010 and the Non-Executive Chairman of the Board of Agilent Technologies, Inc. since March 2005.
Mark B. Grier, age 61, has served as Vice Chairman since 2007 and a member of the Office of the Chairman of Prudential Financial since August 2002. From April 2007 through January 2008, he served as Vice Chairman overseeing the International Insurance and Investments division and the Global Marketing and Communications. Mr. Grier was Chief Financial Officer of Prudential Insurance from 1995 to 1997 and has served in various executive roles. Prior to joining Prudential, Mr. Grier was an executive with Chase Manhattan Corporation.

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Constance J. Horner, age 72, served as a Guest Scholar at The Brookings Institution (non-partisan research institute) from 1993 to 2005, after serving as Assistant to the President of the United States and Director, Presidential Personnel from 1991 to 1993; Deputy Secretary, U.S. Department of Health and Human Services from 1989 to 1991; and Director, U.S. Office of Personnel Management from 1985 to 1989. Ms. Horner was a Commissioner, U.S. Commission on Civil Rights from 1993 to 1998.
Martina Hund-Mejean, age 53, has served as the Chief Financial Officer and a member of the Executive Committee at MasterCard Worldwide (a global transaction processing and consulting services company) since 2007. Ms. Hund-Mejean served as SVP and Corporate Treasurer at Tyco International Ltd. from 2003 to 2007; SVP and Treasurer at Lucent Technologies from 2000 to 2002; and held management positions at General Motors Company from 1988 to 2000. Ms. Hund-Mejean began her career as a credit analyst at Dow Chemical in Frankfurt, Germany.
Karl J. Krapek, age 65, is a co-founder of The Keystone Companies, which was founded in 2002 and develops residential and commercial real estate. Mr. Krapek served as the President and COO of United Technologies Corporation (a diversified aerospace and industrial products company) from 1999 until his retirement in January 2002. Prior to that time, Mr. Krapek held other management positions at United Technologies Corporation, which he joined in 1982.
Christine A. Poon, age 61, has served as Dean of Fisher College of Business, The Ohio State University since May 2009. She served as Vice Chairman and a Member of the Board of Directors of Johnson & Johnson (a global healthcare products and services company) from 2005 until her retirement in March 2009. Ms. Poon joined Johnson & Johnson in 2000 as Company Group Chair in the Pharmaceuticals Group. She became a Member of Johnson & Johnson’s Executive Committee and Worldwide Chair, Pharmaceuticals Group, in 2001, and served as Worldwide Chair, Medicines and Nutritionals, from 2003 to 2005. Prior to joining Johnson & Johnson, she served in various management positions at Bristol-Myers Squibb (a global biopharmaceutical company) for 15 years.
Douglas A. Scovanner, age 58, has been the Founder and Managing Member of Comprehensive Financial Strategies, LLC, a management consulting firm, since October 2013. He has also served as the Executive Vice President of Finance and Accounting, on an interim basis, of Hudson's Bay Company since January 2014. Previously, he served as the Chief Financial Officer (1994 to 2012) and Executive Vice President (2000 to 2012) of the Target Corporation. Prior to joining the Target Corporation, Mr. Scovanner held various management positions at The Fleming Companies, Inc., Coca-Cola Enterprises, Inc., The Coca-Cola Company and the Ford Motor Company from 1979 to 1994.
John R. Strangfeld, age 60, has served as CEO and President of Prudential Financial since January 2008 and Chairman of the Board since May 2008. Mr. Strangfeld is a Member of the Office of the Chairman of Prudential Financial and served as Vice Chairman of Prudential Financial from 2002 through 2007, overseeing the U.S. Insurance and Investments divisions. Prior to his position as Vice Chairman, Mr. Strangfeld held a variety of senior investment positions at Prudential, both within the U.S. and abroad.
James A. Unruh, age 73, became a founding Member of Alerion Capital Group, LLC (a private equity investment group) in 1998. Mr. Unruh was with Unisys Corporation (a global information technology consulting services and solutions company) from 1987 to 1997, serving as its Chairman and CEO from 1990 to 1997. He also held executive positions with financial management responsibility, including serving as Senior Vice President, Finance, Burroughs Corporation (a business equipment manufacturer), from 1982 to 1987. In addition, Mr. Unruh serves as a director of several privately held companies in connection with his position at Alerion Capital Group, LLC.

35

SALE OF GROUP VARIABLE ANNUITY CONTRACTS
INFORMATION ABOUT CONTRACT SALES
Prudential offers the Contracts on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are secured in any jurisdiction where such clearances may be necessary or desirable.
The table below sets forth, for the three most recent fiscal years for each of VCA 10, VCA 11 and VCA 24, the amounts received by Prudential as sales charges in connection with the sale of these contracts, and the amounts credited by Prudential to other broker-dealers in connection with such sales.
Sales Charges Received and Amounts Credited
	2013	2012	2011
VCA 10
Sales Charges Received by Prudential	—	—	—
Amounts Credited by Prudential to Other Broker-Dealers	$107,767	$101,580	$122,200
VCA 11
Sales Charges Received by Prudential	—	—	—
Amounts Credited by Prudential to Other Broker-Dealers	$23,550	$28,888	$33,855
VCA 24
Sales Charges Received by Prudential	—	—	—
Amounts Credited by Prudential to Other Broker-Dealers	$521,826	$498,503	$551,790

The MEDLEY Program    36

FINANCIAL STATEMENTS
FINANCIAL STATEMENTS OF VCA 10 AND VCA 11
The financial statements for VCA 10 and VCA 11 for the fiscal year ended December 31, 2013, incorporated into this SAI by reference to the MEDLEY annual report for 2013 (File Nos. 811-03421 and 811-03422, respectively), have been derived from the VCA 10 and VCA 11 financial statements audited by KPMG LLP, an independent registered public accounting firm. You may obtain a copy of the MEDLEY annual report at no charge by request by calling 1-877-778-2100, or by writing to 30 Scranton Office Park, Scranton, PA 18507-1789.
EXPERTS
The financial statements for VCA 24 and for The Prudential Insurance Company of America as of December 31, 2013 have been included in this Statement of Additional Information on the following pages in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.
The following financial statements describe the financial condition of The Prudential Insurance Company of America as well as The Prudential Variable Contract Account-24. The financial statements of The Prudential Variable Contract Account-24 should be distinguished from the consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries, which should be considered only as bearing upon the ability of The Prudential Insurance Company of America to meet its obligations under the Contracts. The financial statements of The Prudential Variable Contract Account-24 show all the Account's subaccounts as of December 31, 2013.

37

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FINANCIAL STATEMENTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

STATEMENTS OF NET ASSETS

December 31, 2013

	SUBACCOUNTS
	Prudential Equity Portfolio	Prudential Diversified Bond Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$149,715,350	$37,502,742	$71,767,456	$54,991,375
Receivable from (Payable to) The Prudential Insurance Company of America	(6,995)	(2,768)	(389)	(2,511)

Net Assets	$149,708,355	$37,499,974	$71,767,067	$54,988,864

NET ASSETS, representing:
Accumulation units	$149,708,355	$37,499,974	$71,767,067	$54,988,864

	$149,708,355	$37,499,974	$71,767,067	$54,988,864

Units outstanding	17,600,050	7,052,067	11,699,198	10,435,823

Portfolio shares held	4,180,825	3,406,244	3,361,473	2,665,602
Portfolio net asset value per share	$35.81	$11.01	$21.35	$20.63
Investment in portfolio shares, at cost	$90,540,801	$36,591,039	$52,342,969	$37,823,604

STATEMENTS OF OPERATIONS For the year ended December 31, 2013
	SUBACCOUNTS
	Prudential Equity Portfolio	Prudential Diversified Bond Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013
INVESTMENT INCOME
Dividend income	$0	$1,592,353	$0	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	977,414	291,188	498,740	388,579

NET INVESTMENT INCOME (LOSS)	(977,414)	1,301,165	(498,740)	(388,579)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	1,127,513	0	0
Realized gain (loss) on shares redeemed	3,194,111	134,466	1,149,254	1,189,335
Net change in unrealized gain (loss) on investments	36,239,682	(3,143,320)	11,571,695	6,840,083

NET GAIN (LOSS) ON INVESTMENTS	39,433,793	(1,881,341)	12,720,949	8,029,418

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$38,456,379	$(580,176)	$12,222,209	$7,640,839

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio

$187,843,646	$35,535,391	$16,384,107
4,834	1,793	2

$187,848,480	$35,537,184	$16,384,109

$187,848,480	$35,537,184	$16,384,109

$187,848,480	$35,537,184	$16,384,109

19,420,895	8,527,048	5,035,362

3,994,973	1,426,551	1,449,921
$47.02	$24.91	$11.30
$86,314,459	$23,492,216	$16,283,297

SUBACCOUNTS (Continued)
Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio
01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013

$0	$0	$315,182

1,241,183	246,113	132,099

(1,241,183)	(246,113)	183,083

0	0	548,678
4,631,468	524,103	26,470
43,212,646	7,536,483	(1,315,832)

47,844,114	8,060,586	(740,684)

$46,602,931	$7,814,473	$(557,601)

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	Prudential Equity Portfolio		Prudential Diversified Bond Portfolio		Prudential Flexible Managed Portfolio
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$(977,414)	$(164,121)	$1,301,165	$1,663,406	$(498,740)	$813,364
Capital gains distributions received	0	0	1,127,513	1,908,225	0	0
Realized gain (loss) on shares redeemed	3,194,111	1,047,856	134,466	361,697	1,149,254	293,738
Net change in unrealized gain (loss) on investments	36,239,682	15,790,056	(3,143,320)	338,751	11,571,695	6,895,139

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	38,456,379	16,673,791	(580,176)	4,272,079	12,222,209	8,002,241

CONTRACT HOLDER TRANSACTIONS
Contract holder net payments	0	757,156	0	1,329,562	0	403,832
Policy loans	(137,827)	(241,540)	(58,491)	(131,143)	(97,915)	(123,842)
Policy loan repayments and interest	107,285	127,200	60,795	54,480	62,496	92,980
Surrenders, withdrawals and death benefits	(12,050,397)	(20,586,946)	(4,929,963)	(10,143,949)	(6,580,571)	(6,652,346)
Net transfers between other subaccounts or fixed rate option	(1,662,770)	(2,891,153)	(2,115,038)	1,279,383	(473,815)	(765,520)
Other charges	(11,002)	(33,734)	(1,665)	(10,843)	(4,791)	(10,042)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(13,754,711)	(22,869,017)	(7,044,362)	(7,622,510)	(7,094,596)	(7,054,938)

TOTAL INCREASE (DECREASE) IN NET ASSETS	24,701,668	(6,195,226)	(7,624,538)	(3,350,431)	5,127,613	947,303

NET ASSETS
Beginning of period	125,006,687	131,201,913	45,124,512	48,474,943	66,639,454	65,692,151

End of period	$149,708,355	$125,006,687	$37,499,974	$45,124,512	$71,767,067	$66,639,454

Beginning units	19,485,142	23,096,804	8,373,261	9,891,666	12,964,427	14,386,373

Units issued	2,008,655	672,257	693,933	837,013	1,460,385	467,612
Units redeemed	(3,893,747)	(4,283,919)	(2,015,127)	(2,355,418)	(2,725,614)	(1,889,558)

Ending units	17,600,050	19,485,142	7,052,067	8,373,261	11,699,198	12,964,427

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
Prudential Conservative Balanced Portfolio		Prudential Stock Index Portfolio		Prudential Global Portfolio		Prudential Government Income Portfolio
01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012

$(388,579)	$707,594	$(1,241,183)	$1,564,405	$(246,113)	$274,628	$183,083	$319,158
0	0	0	478,358	0	0	548,678	653,092
1,189,335	524,352	4,631,468	1,490,095	524,103	(611,281)	26,470	584,990
6,840,083	3,959,456	43,212,646	18,290,201	7,536,483	5,161,211	(1,315,832)	(988,417)

7,640,839	5,191,402	46,602,931	21,823,059	7,814,473	4,824,558	(557,601)	568,823

353,968	677,758	0	1,239,271	296,834	428,819	10,483	1,393,408
(61,859)	(118,541)	(228,976)	(197,923)	(47,480)	(58,926)	(10,684)	(74,288)
51,399	49,974	174,265	215,488	43,238	60,900	38,751	46,766
(5,166,837)	(4,750,913)	(15,081,526)	(14,752,099)	(3,716,184)	(2,736,524)	(1,938,571)	(17,686,963)
278,743	36,666	(1,385,208)	(1,668,671)	(519,295)	(1,016,559)	(1,136,149)	94,202
(3,628)	(11,386)	(8,901)	(17,785)	(1,942)	(2,176)	(801)	(2,069)

(4,548,214)	(4,116,442)	(16,530,346)	(15,181,719)	(3,944,829)	(3,324,466)	(3,036,971)	(16,228,944)

3,092,625	1,074,960	30,072,585	6,641,340	3,869,644	1,500,092	(3,954,572)	(15,660,121)

51,896,239	50,821,279	157,775,895	151,134,555	31,667,540	30,167,448	19,978,681	35,638,802

$54,988,864	$51,896,239	$187,848,480	$157,775,895	$35,537,184	$31,667,540	$16,384,109	$19,978,681

11,357,555	12,282,665	21,366,832	23,509,567	9,600,481	10,668,184	5,954,248	10,936,285

1,256,817	497,537	2,135,502	746,632	1,085,872	398,608	401,245	751,815
(2,178,549)	(1,422,647)	(4,081,439)	(2,889,367)	(2,159,305)	(1,466,311)	(1,320,131)	(5,733,852)

10,435,823	11,357,555	19,420,895	21,366,832	8,527,048	9,600,481	5,035,362	5,954,248

The accompanying notes are an integral part of these financial statements.

A4

NOTES TO FINANCIAL STATEMENTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

December 31, 2013

Note 1:	General

The Prudential Variable Contract Account-24 (“VCA-24” or the “Account”) was established on April 29, 1987 by The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”), and commenced operations in June 2000 under the laws of the State of New Jersey. The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

The Account is used in connection with group variable annuity contracts and has been designed for use by employers (“Contractholders”) in making retirement arrangements on behalf of their employees (“Participants”). Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

The Account is comprised of seven subaccounts. The assets of each subaccount are invested in a corresponding portfolio of The Prudential Series Fund as follows:

Prudential Conservative Balanced Portfolio

Prudential Diversified Bond Portfolio

Prudential Equity Portfolio

Prudential Flexible Managed Portfolio

Prudential Global Portfolio

Prudential Government Income Portfolio

Prudential Stock Index Portfolio

The Prudential Series Fund is an open-end management investment company, and each portfolio of the Prudential Series Fund is managed by Prudential Investments LLC (“PI”), which is an affiliate of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of The Prudential Series Fund. Additional information on these mutual funds is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

Certain prior year contract owner transaction amounts in the statements of changes in net assets have been reclassified to conform to the current year’s presentation.

Investments—The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, which is obtained from the custodian and is based on the fair value of the underlying securities in the respective portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccount.

Security Transactions—Realized gains and losses on security transactions are determined based upon the specific identification method. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

A5

Note 2:	Significant Accounting Policies (Continued)

Dividend Income and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. Under the guidance, all entities regulated under the Investment Company Act of 1940 automatically qualify as investment companies, while all other entities need to consider both the fundamental and typical characteristics of an investment company in determining whether they qualify as investment companies. This new guidance is effective for interim or annual reporting periods that begin after December 15, 2013, and should be applied prospectively. This guidance does not have an effect on the Account’s net assets or results of operations.

Note 3:	Fair Value

Fair Value Measurement—Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a hierarchy that prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Account for identical investments. These generally provide the most reliable evidence and are used to measure fair value whenever available. Investments which have a net asset value which is readily available to the public are classified as Level 1.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar securities, quoted market prices in markets that are not active for identical or similar securities, and other market observable inputs. Investments which have a net asset value which is only available to institutional clients are classified as Level 2.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the investment. As of December 31, 2013, the Account did not have any Level 3 investments.

As of December 31, 2013, all investments have been classified as Level 2. The Level 2 investments as of December 31, 2013, are presented below.

Proprietary Funds (The Prudential Series Fund)	$553,740,067

Transfers between Level 1 and Level 2:

During the year ended December 31, 2013, there were no transfers between Level 1 and Level 2.

Note 4:	Taxes

Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review

A6

Note 4:	Taxes (Continued)

periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales of investments, excluding distributions received and invested, in the portfolios for the year ended December 31, 2013 were as follows:

	Purchases	Sales
Prudential Equity Portfolio	$657,366	$15,390,514
Prudential Diversified Bond Portfolio	$1,092,721	$8,429,135
Prudential Flexible Managed Portfolio	$358,700	$7,952,649
Prudential Conservative Balanced Portfolio	$1,019,673	$5,956,813
Prudential Stock Index Portfolio	$962,844	$18,724,489
Prudential Global Portfolio	$370,157	$4,561,856
Prudential Government Income Portfolio	$181,555	$3,350,827

Note 6:	Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

PFI and its affiliates perform various services on behalf of the portfolios of the Prudential Series Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PI, an indirect, wholly-owned subsidiary of PFI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services, with respect to each portfolio of the Prudential Series Fund. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc., Jennison Associates LLC, and Quantitative Management Associates which are indirect, wholly-owned subsidiaries of PFI.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Prudential Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the portfolios of the Prudential Series Fund. However, distribution and service fees are paid to PIMS as distributor of the Class II shares of the portfolios of the Prudential Series Fund. The Account invests only in Class I shares of the Prudential Series Fund, not Class II shares.

PI has voluntarily agreed to waive a portion of its management fee equal to an annual rate of 0.05% of the average daily net assets of the Prudential Stock Index Portfolio. The waiver is voluntary and may be modified or terminated by PI at any time without notice.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of the PI and an indirect, wholly- owned subsidiary of PFI, serves as the transfer agent for each portfolio of the Prudential Series Fund.

A7

Note 7:	Financial Highlights

The contracts have unique combinations of features and fees that are charged against the assets in each subaccount. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Prudential have the lowest and highest expense ratio. Only contract designs within the Account that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges as contract holders may not have selected all available options.

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Equity Portfolio
December 31, 2013	17,600	$8.42262	to	$9.99820	$149,708	0.00%	0.20%	to	0.75%	32.54%	to	33.27%
December 31, 2012	19,485	$6.35486	to	$7.50245	$125,007	0.59%	0.20%	to	0.75%	12.84%	to	13.46%
December 31, 2011	23,097	$5.63158	to	$6.61237	$131,202	0.68%	0.20%	to	0.75%	-5.48%	to	-4.19%
December 31, 2010	25,435	$5.87764	to	$5.87764	$149,328	0.76%	0.75%	to	0.75%	11.09%	to	11.09%
December 31, 2009	28,241	$5.29071	to	$5.29071	$149,327	1.60%	0.75%	to	0.75%	37.16%	to	37.16%

	Prudential Diversified Bond Portfolio
December 31, 2013	7,052	$5.26457	to	$6.24837	$37,499	3.91%	0.20%	to	0.75%	-1.45%	to	-0.91%
December 31, 2012	8,373	$5.34219	to	$6.30587	$45,125	4.41%	0.20%	to	0.75%	9.86%	to	10.46%
December 31, 2011	9,892	$4.86267	to	$5.70860	$48,475	4.31%	0.20%	to	0.75%	6.71%	to	6.85%
December 31, 2010	10,390	$4.55679	to	$4.55679	$47,369	5.53%	0.75%	to	0.75%	9.66%	to	9.66%
December 31, 2009	10,876	$4.15537	to	$4.15537	$45,195	4.72%	0.75%	to	0.75%	19.65%	to	19.65%

	Prudential Flexible Managed Portfolio
December 31, 2013	11,699	$6.07872	to	$7.21628	$71,767	0.00%	0.20%	to	0.75%	19.25%	to	19.91%
December 31, 2012	12,964	$5.09738	to	$6.01826	$66,639	1.92%	0.20%	to	0.75%	12.53%	to	13.15%
December 31, 2011	14,386	$4.52981	to	$5.31904	$65,692	1.96%	0.20%	to	0.75%	2.05%	to	3.56%
December 31, 2010	15,566	$4.37416	to	$4.37416	$68,193	2.20%	0.75%	to	0.75%	11.19%	to	11.19%
December 31, 2009	16,908	$3.93385	to	$3.93385	$66,593	3.48%	0.75%	to	0.75%	19.04%	to	19.04%

	Prudential Conservative Balanced Portfolio
December 31, 2013	10,436	$5.23202	to	$6.21114	$54,989	0.00%	0.20%	to	0.75%	15.29%	to	15.92%
December 31, 2012	11,358	$4.53829	to	$5.35817	$51,896	2.07%	0.20%	to	0.75%	10.41%	to	11.01%
December 31, 2011	12,283	$4.11047	to	$4.82664	$50,821	2.26%	0.20%	to	0.75%	2.73%	to	3.82%
December 31, 2010	13,354	$3.95929	to	$3.95929	$52,857	2.39%	0.75%	to	0.75%	10.90%	to	10.90%
December 31, 2009	14,346	$3.57020	to	$3.57020	$51,210	3.77%	0.75%	to	0.75%	19.14%	to	19.14%

	Prudential Stock Index Portfolio
December 31, 2013	19,420	$9.57111	to	$11.36223	$187,848	0.00%	0.20%	to	0.75%	30.91%	to	31.63%
December 31, 2012	21,367	$7.31113	to	$8.63194	$157,776	1.70%	0.20%	to	0.75%	14.82%	to	15.45%
December 31, 2011	23,510	$6.36755	to	$7.47696	$151,135	1.61%	0.20%	to	0.75%	-0.93%	to	1.19%
December 31, 2010	25,881	$6.29261	to	$6.29261	$162,714	1.69%	0.75%	to	0.75%	13.75%	to	13.75%
December 31, 2009	28,272	$5.53182	to	$5.53182	$156,325	2.80%	0.75%	to	0.75%	25.15%	to	25.15%

	Prudential Global Portfolio
December 31, 2013	8,527	$4.15220	to	$4.88974	$35,537	0.00%	0.20%	to	0.75%	26.34%	to	27.03%
December 31, 2012	9,600	$3.28655	to	$3.84920	$31,668	1.61%	0.20%	to	0.75%	16.65%	to	17.29%
December 31, 2011	10,668	$2.81749	to	$3.28187	$30,167	1.57%	0.20%	to	0.75%	-9.11%	to	-7.67%
December 31, 2010	11,729	$3.05139	to	$3.05139	$35,781	1.49%	0.75%	to	0.75%	11.88%	to	11.88%
December 31, 2009	12,992	$2.72735	to	$2.72735	$35,428	2.90%	0.75%	to	0.75%	30.45%	to	30.45%
	Prudential Government Income Portfolio
December 31, 2013	5,035	$3.24472	to	$3.82107	$16,384	1.76%	0.20%	to	0.75%	-3.06%	to	-2.53%
December 31, 2012	5,954	$3.34725	to	$3.92029	$19,979	2.07%	0.20%	to	0.75%	2.86%	to	3.42%
December 31, 2011	10,936	$3.25415	to	$3.79050	$35,639	2.46%	0.20%	to	0.75%	6.83%	to	7.51%
December 31, 2010	11,024	$3.04624	to	$3.04624	$33,677	5.60%	0.75%	to	0.75%	6.11%	to	6.11%
December 31, 2009	12,276	$2.87081	to	$2.87081	$35,295	3.10%	0.75%	to	0.75%	6.87%	to	6.87%

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios are annualized and

A8

Note 7:	Financial Highlights (Continued)

exclude administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**	These ratios represent the annualized contract expenses of the Account, consisting primarily of administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract holder accounts through the redemption of units and expenses of the underlying fund are excluded.

***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract holders may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2013 or from the effective date of the subaccount through the end of the reporting period.

Charges and Expenses

A daily charge at an effective annual rate of 0.20% to 0.75% of the net assets of each Subaccount of VCA-24 is paid to Prudential for administrative expenses not provided by the annual account charge. This charge is assessed through the reduction in unit values.

Annual Account Charge—An annual account charge is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant’s account or at the end of the accounting year by reducing the number of units held. The charge will first be made against a Participant’s account under a fixed dollar annuity companion contract or fixed rate option of the non-qualified combination contract. If the Participant has no account under a fixed contract, or if the amount under a fixed contract is too small to pay the charge, the charge will be made against the Participant’s account in VCA-11*. If the Participant has no VCA-11 account or if the amount under that account is too small to pay the charge, the charge will then be made against the Participant’s VCA-10 account. If the Participant has no VCA-10* account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant’s accounts in VCA-24. The annual account charge will not exceed $30 and is paid to Prudential.

Deferred Sales Charge—A deferred sales charge is imposed upon the withdrawal of certain purchase payments of up to 7% on contributions withdrawn during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in the Program. In addition, no deferred sales charge is imposed upon contributions withdrawn due to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to

A9

Note 7:	Financial Highlights (Continued)

provisions of the employer’s retirement arrangement. Further, for all plans other than IRAs, no deferred sales charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contract-holder. Contributions transferred among VCA-10, VCA-11, the subaccounts of VCA-24, the companion contract, and the fixed rate option of the non-qualified combination contract are considered to be withdrawals from the Account or subaccount from which the transfer is made, but no deferred sales charge is imposed upon them. They will, however, be considered as contributions to the receiving Account or subaccount for purposes of calculating any deferred sales charge imposed upon their subsequent withdrawal. This charge is assessed through the redemption of units. Prudential has waived deferred sales charges effective October 1, 2009.

*	VCA-10 and VCA-11 are registered Separate Accounts offering the Medley product. Please see the Prospectus for further information.

Note 8:	Other

Contract holder net payments—represent contract holder contributions under the Policies reduced by applicable deductions, charges, and state premium taxes.

Policy loans—represent amounts borrowed by contract holders using the policy as the security for the loan.

Policy loan repayments and interest—represent payments made by contract holders to reduce the total outstanding policy loan balance.

Surrenders, withdrawals, and death benefits—are payments to contract holders and beneficiaries made under the terms of the Variable Annuities Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate options—are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account.

Other charges—are various contract level charges as described in contract charges and features section located above.

Receivable from (Payable to) The Prudential Insurance Company of America—at times, Prudential may owe an amount to or expect to receive an amount from the Account primarily related to processing contract holder payments, surrenders, withdrawals and death benefits and/or fees. This amount is reflected in the Account’s Statements of Net Assets as either a receivable from or payable to Prudential. The receivable or payable does not have an effect on the contract holder’s account or the related unit value.

Note 9:	Participant Loans

Loans are considered to be withdrawals from the subaccount from which the loan amount was deducted, however, no deferred sales charges are imposed upon them. For purposes of aging contributions in order to compute deferred sales charge, the amount of a principal repayment is considered a current contribution. If the Participant defaults on the loan by, for example, failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for the purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount as withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant’s other Accumulation Accounts as well.

A10

Note 9:	Participant Loans (Continued)

Withdrawals, transfers and loans from each subaccount of VCA-24 are considered to be withdrawals of contributions until all of the Participant’s contributions to the subaccount have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

Loan repayments are invested in Participant’s account(s) as chosen by the Participant, which may not necessarily be the subaccount from which the loan amount was deducted. The initial loan proceeds which are being repaid may not necessarily have originated solely from the subaccount of VCA-24.

A11

Report of Independent Registered Public Accounting Firm

To the Contract Owners of

The Prudential Variable Contract Account-24

and the Board of Directors of

The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of The Prudential Variable Contract Account-24 at December 31, 2013, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2013 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 15, 2014

A12

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Financial Statements and

Report of Independent Registered Public Accounting Firm

December 31, 2013 and 2012

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position

December 31, 2013 and 2012 (in millions, except share amounts)

	2013	2012
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2013-$150,366; 2012- $144,218)	$155,019	$157,775
Trading account assets supporting insurance liabilities, at fair value	18,895	18,748
Other trading account assets, at fair value	2,948	3,840
Equity securities, available for sale, at fair value (cost: 2013-$4,358; 2012-$4,035)	6,421	5,346
Commercial mortgage and other loans	35,249	30,738
Policy loans	8,749	8,215
Other long-term investments (includes $873 and $464 measured at fair value under the fair value option at December 31, 2013 and 2012, respectively)	7,860	6,722
Short-term investments and other	6,283	3,607

Total investments	241,424	234,991

Cash and cash equivalents	2,760	3,487
Accrued investment income	2,000	1,934
Deferred policy acquisition costs	10,210	7,982
Value of business acquired	1,596	227
Other assets	9,319	7,839
Due from parent and affiliates	7,497	8,698
Separate account assets	237,031	207,554

TOTAL ASSETS	$511,837	$472,712

LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$115,717	$118,100
Policyholders’ account balances	86,697	76,219
Policyholders’ dividends	5,425	7,390
Securities sold under agreements to repurchase	7,898	5,680
Cash collateral for loaned securities	4,992	3,902
Income taxes	1,975	4,081
Short-term debt	1,613	700
Long-term debt	11,570	12,011
Other liabilities	9,045	6,710
Due to parent and affiliates	9,340	8,596
Separate account liabilities	237,031	207,554

Total liabilities	491,303	450,943

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 22)

EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at at December 31, 2013 and 2012)	2	2
Additional paid-in capital	18,968	18,269
Accumulated other comprehensive income	98	3,212
Retained earnings	1,462	277

Total Prudential Insurance Company of America’s Equity	20,530	21,760

Noncontrolling interests	4	9

Total equity	20,534	21,769

TOTAL LIABILITIES AND EQUITY	$511,837	$472,712

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations

Years Ended December 31, 2013, 2012 and 2011 (in millions)

	2013	2012	2011
REVENUES
Premiums	$10,806	$42,466	$10,586
Policy charges and fee income	4,172	3,168	2,575
Net investment income	10,063	8,891	8,762
Other income	998	1,603	1,937
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(1,024)	(1,417)	(1,913)
Other-than-temporary impairments on fixed maturity securities transferred to Other Comprehensive Income	856	1,264	1,664
Other realized investment gains (losses), net	(2,394)	230	1,614

Total realized investment gains (losses), net	(2,562)	77	1,365

Total revenues	23,477	56,205	25,225

BENEFITS AND EXPENSES
Policyholders’ benefits	13,626	45,357	12,623
Interest credited to policyholders’ account balances	1,777	2,870	3,146
Dividends to policyholders	1,942	2,052	2,600
Amortization of deferred policy acquisition costs	(205)	654	1,217
General and administrative expenses	4,784	4,250	4,472

Total benefits and expenses	21,924	55,183	24,058

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	1,553	1,022	1,167

Income taxes:
Current	(577)	622	266
Deferred	703	(550)	175

Total income tax expense (benefit)	126	72	441

INCOME FROM CONTINUING OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	1,427	950	726
Equity in earnings of operating joint ventures, net of taxes	36	37	156

INCOME FROM CONTINUING OPERATIONS	1,463	987	882
Income (loss) from discontinued operations, net of taxes	(3)	(2)	15

NET INCOME	1,460	985	897
Less: Income (loss) attributable to noncontrolling interests	1	(1)	(13)

NET INCOME ATTRIBUTABLE TO PRUDENTIAL INSURANCE COMPANY OF AMERICA	$1,459	$986	$910

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Comprehensive Income

Years December 31, 2013, 2012 and 2011 (in millions)

	2013	2012	2011
NET INCOME	$1,460	$985	$897

Other comprehensive income (loss), before tax:
Foreign currency translation adjustments for the period	7	6	(36)
Net unrealized investment gains (losses)	(5,638)	1,533	2,623
Defined benefit pension and postretirement unrecognized periodic benefit (loss)	846	(685)	(294)

Total	(4,785)	854	2,293

Less: Income tax expense (benefit) related to other comprehensive income (loss)	(1,671)	260	823

Other comprehensive income (loss), net of taxes	(3,114)	594	1,470

Comprehensive Income (Loss)	(1,654)	1,579	2,367
Less: Comprehensive income attributable to noncontrolling interests	1	(1)	(13)

Comprehensive income (loss) attributable to Prudential Insurance Company of America	$(1,655)	$1,580	$2,380

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Equity

Years Ended December 31, 2013, 2012 and 2011 (in millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings (Accumulated Deficit)	Accumulated Other Comprehensive Income (Loss)	Total Prudential Insurance Company of America Equity	Noncontrolling Interests	Total Equity
Balance, December 31, 2010	$2	$18,275	$708	$1,148	$20,133	$23	$20,156
Dividends to parent			(1,727)		(1,727)		(1,727)
Assets purchased/transferred from affiliates					0		0
Long-term stock-based compensation program		7			7		7
Comprehensive income:
Net income (loss)			910		910	(13)	897
Other comprehensive income, net of taxes				1,470	1,470		1,470

Total comprehensive income					2,380	(13)	2,367

Balance, December 31, 2011	2	18,282	(109)	2,618	20,793	10	20,803

Dividends to parent			(600)		(600)		(600)
Assets purchased/transferred from affiliates		(35)			(35)		(35)
Long-term stock-based compensation program		22			22		22
Comprehensive income:
Net income (loss)			986		986	(1)	985
Other comprehensive income, net of taxes				594	594		594

Total comprehensive income					1,580	(1)	1,579

Balance, December 31, 2012	2	18,269	277	3,212	21,760	9	21,769

Capital contributions from parent		712			712		712
Dividends to parent			(274)		(274)		(274)
Distributions to non controlling interests						(6)	(6)
Assets purchased/transferred from affiliates		(25)			(25)		(25)
Long-term stock-based compensation program		12			12		12
Comprehensive income:
Net income (loss)			1,459		1,459	1	11,460
Other comprehensive income, net of taxes				(3,114)	(3,114)		(3,114)

Total comprehensive income (loss)					as of	1	(1,654)

Balance, December 31, 2013	2	18,968	1,462	98	20,530	4	20,534

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows

Years Ended December 31, 2013, 2012 and 2011 (in millions)

	2013	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,460	$985	$897
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment (gains) losses, net	2,562	(77)	(1,364)
Policy charges and fee income	(1,335)	(1,001)	(751)
Interest credited to policyholders’ account balances	1,777	2,871	3,147
Depreciation and amortization	19	(205)	(206)
(Gains) losses on trading account assets supporting insurance liabilities, net	718	(408)	(385)
Change in:
Deferred policy acquisition costs	(1,797)	(1,229)	(428)
Future policy benefits and other insurance liabilities	(740)	2,321	1,735
Other trading account assets	1,251	1,404	563
Income taxes	(1,150)	824	(197)
Other, net	(744)	(2,643)	2,132

Cash flows from operating activities	2,021	2,842	5,143

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	49,172	27,664	25,501
Trading account assets supporting insurance liabilities and other trading account assets	16,109	12,969	21,082
Equity securities, available for sale	3,431	3,345	2,346
Commercial mortgage and other loans	5,055	4,075	3,797
Policy loans	1,054	994	890
Other long-term investments	1,141	371	354
Short-term investments	45,050	17,476	14,103
Payments for the purchase/origination of:
Fixed maturities, available for sale	(49,095)	(27,872)	(25,799)
Trading account assets supporting insurance liabilities and other trading account assets	(17,039)	(13,206)	(22,439)
Equity securities, available for sale	(3,354)	(3,055)	(2,100)
Commercial mortgage and other loans	(8,883)	(6,018)	(5,838)
Policy loans	(642)	(783)	(611)
Other long-term investments	(1,968)	(1,308)	(824)
Short-term investments	(47,458)	(18,432)	(13,827)
Due to/from parent and affiliates	(649)	(1,210)	(1,358)
Acquisition of business, net of cash acquired	(488)	0	0
Other, net	(248)	83	110

Cash flows used in investing activities	(8,812)	(4,907)	(4,613)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	17,865	15,780	15,467
Policyholders’ account withdrawals	(15,883)	(16,768)	(15,565)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	3,308	704	1,065
Net change in financing arrangements (maturities 90 days or less)	30	(363)	37
Proceeds from the issuance of debt (maturities longer than 90 days)	1,242	2,803	2,793
Repayments of debt (maturities longer than 90 days)	(779)	(585)	(1,473)
Excess tax benefits from share-based payment arrangements	13	22	12
Capital contribution from parent	712	0	0
Dividends to parent	(232)	(600)	(1,630)
Other, net	(206)	138	(122)

Cash flows from financing activities	6,070	1,131	584

Effect of foreign exchange rate changes on cash balances	(6)	(7)	(15)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(727)	(941)	1,099
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	3,487	4,428	3,329

CASH AND CASH EQUIVALENTS, END OF YEAR	$2,760	$3,487	$4,428

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid/(received)	$(543)	$(211)	$355
Interest paid	$218	$505	$306

NON-CASH TRANSACTIONS DURING THE YEAR
Federal Home Loan Bank of New York debt reissued as funding agreements and reported as policyholder account balances	$0	$445	$0
Assets received and related liabilities recorded from two significant Pension Risk Transfer transactions	$0	$33,423	$0
Assets received from affiliates as repayment of affiliated loans	$433	$0	$0
Non-cash dividend to parent	$42	$0	$0
Acquisition of The Hartford’s individual life business (See Note 3):
Assets acquired, excluding cash and cash equivalents acquired	$11,056	$0	$0
Liabilities assumed	10,568	0	0

Net cash paid on acquisition	$488	$0	$0

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The Company has organized its operations into the Closed Block Business and the Financial Services Businesses. The Closed Block Business consists principally of the Closed Block assets and liabilities (See Note 12); assets held outside the Closed Block that Prudential Insurance needs to hold to meet capital requirements related to the Closed Block policies and invested assets held outside the Closed Block that represent the difference between the Closed Block Assets and Closed Block Liabilities and the interest maintenance reserve (collectively, “Surplus and Related Assets”); deferred policy acquisition costs related to Closed Block policies; and certain other related assets and liabilities. Its Financial Services Businesses consist primarily of non-participating individual life insurance, annuities, group insurance and retirement-related services.

Demutualization and Destacking

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

Concurrent with the demutualization, the Company completed a corporate reorganization (the “destacking”) whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company.

Basis of Presentation

The Consolidated Financial Statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities in which the Company is considered the primary beneficiary. See Note 5 for more information on the Company’s consolidated variable interest entities. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated. The Company has extensive transactions and relationships with Prudential Financial and other affiliates. Due to these relationships it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties. The Company has evaluated subsequent events through March 28, 2014, the date these financial statements were issued.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; value of business acquired and its amortization; amortization of sales inducements; measurement of goodwill and any related impairment; valuation of investments including derivatives and the recognition of other-than-temporary impairments; future policy benefits including guarantees; pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Out of Period Adjustments

As previously disclosed in its Consolidated Financial Statements for the years ended December 31, 2012 and 2011, during 2012, the Company recorded out of period adjustments resulting in an aggregate net decrease of $76 million to “Income from continuing operations before income taxes and equity in earnings of operating joint ventures” for the year ended December 31, 2012. The adjustments were primarily due to 1) a charge of $70 million resulting from an increase in reserves for estimated payments arising from use of new Social Security Master Death File matching criteria to identify deceased policy and contract

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

holders, which should have been reflected in the third quarter of 2011; and 2) an increase of $40 million in recorded liabilities for certain employee benefits based on a review of the consistency of recognition of such liabilities across the Company which should have been recorded in prior years. Management evaluated the errors and concluded they were not material to any previously reported financial statements or to the current year.

As previously disclosed in its Consolidated Financial Statements, for the year ended December 31, 2011, the Company recorded an out of period adjustment that increased “Income from continuing operations before income taxes and equity in earnings of operating joint ventures” by $99 million. The adjustment related to the capitalization of acquisition costs (expense allowance) associated with an affiliated reinsurance arrangement. The Company, which is the assuming company, had been using an approximation method for determining the amount of acquisition costs to capitalize. However, the Company should have been capitalizing all of the payments to the affiliated ceding company. This adjustment also increased the deferred policy acquisition cost asset by the same amount. The correction was not material to any previously reported financial statements.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

2. SIGNIFICANTACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment-Related Liabilities

The Company’s principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 19 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount, is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA, or those for which an other than temporary impairment has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available-for-sale,” net of tax, and the effect on deferred policy acquisition costs, value of business acquired, deferred sales inducements, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”).

“Trading account assets supporting insurance liabilities, at fair value” includes invested assets that support certain products which are experience rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

“Other trading account assets, at fair value” consist primarily of fixed maturities, equity securities, including certain perpetual preferred stock, and certain derivatives. Realized and unrealized gains and losses on these investments are reported in “Other income” and interest and dividend income from these investments is reported in “Net investment income.” Realized and unrealized gains and losses and interest and dividend income on investments related to the Company’s former global commodities group are reported in “Income from discontinued operations, net of taxes.” See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

“Equity securities available-for-sale, at fair value” are comprised of common stock, mutual fund shares and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, value of business acquired, deferred sales inducements, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when earned.

“Commercial mortgage and other loans” consist of commercial mortgage loans, agricultural loans, loans backed by residential properties, as well as certain other collateralized and uncollateralized loans.

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 4 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 4 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

Loans backed by residential properties and uncollateralized loans are also reviewed periodically. Each loan is assigned an internal or external credit rating. Internal credit ratings take into consideration various factors including financial ratios and qualitative assessments based on non-financial information. In cases where there are personal or third party guarantors, the credit quality of the guarantor is also reviewed. These factors are used in developing the allowance for losses. Based on the diversity of the loans in these categories and their immateriality, the Company has not disclosed the credit quality indicators related to these loans in Note 4.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.

In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 4 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

“Policy loans” are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income;” however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative operations are reported in “Other income.” Income and expenses related to these transactions executed within the Company’s former global commodities group are reported in “Income from discontinued operations, net of taxes.”

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

“Other long-term investments” consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag. The Company consolidates joint ventures and limited partnerships in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. See Note 5 for additional information about variable interest entities.

The Company’s wholly-owned investment real estate consists of real estate which the Company has the intent to hold for the production of income as well as real estate held for sale. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any writedowns to fair value for impairment losses and is reviewed for impairment

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for sale is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate held for the production of income due to other-than-temporary impairments are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.” In the period a real estate investment is deemed held for sale and meets all of the discontinued operation criteria, the Company reports all related net investment income and any resulting investment gains and losses as discontinued operations for all periods presented.

“Short-term investments” primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments. Short-term investments held in the Company’s former broker-dealer operations were marked-to-market through “Income from discontinued operations, net of taxes.”

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. Realized investment gains and losses related to the Company’s former global commodities group are reported in “Income from discontinued operations, net of taxes.” See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An other-than-temporary impairment is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recognized. In addition to the above mentioned circumstances, the Company also recognizes an other-than-temporary impairment in earnings when a non-functional currency denominated security in an unrealized loss position due to currency exchange rates approaches maturity.

When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria or the unrealized losses due to changes in foreign currency exchange rates are not expected to be recovered before maturity, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of AOCI.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Unrealized investment gains and losses are also considered in determining certain other balances, including deferred policy acquisition costs, the value of business acquired, deferred sales inducements, certain future policy benefits, policyholders’ dividends and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Deferred Policy Acquisition Costs

Costs that vary with and that are directly related to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) primarily include commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. See below under “Adoption of New Accounting Pronouncements” for a discussion of the authoritative guidance adopted effective January 1, 2012, regarding which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs,” net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

For traditional participating life insurance included in the Closed Block, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross margins on unamortized DAC is reflected in “Amortization of deferred policy acquisition costs” in the period such estimated gross margins are revised. DAC related to interest-sensitive and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts (periods ranging from 25 to 99 years) in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. In addition to the gross profit components previously mentioned, the impact of the embedded derivatives associated with certain optional living benefit features of the Company’s variable annuity contracts and related hedging activities are also included in actual gross profits used as the basis for calculating current period amortization and, in certain instances, in management’s estimate of total gross profits used for setting the amortization rate. The effect of changes to total gross profits on unamortized DAC is reflected in “Amortization of deferred policy acquisition costs” in the period such total gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For group annuity contracts (other than single premium group annuities), acquisition costs are generally deferred and amortized over the expected life of the contracts in proportion to gross profits. For group corporate-, bank- and trust-owned life insurance contracts, acquisition costs are deferred and amortized in proportion to lives insured. For single premium immediate annuities with life contingencies, and single premium group annuities and single premium structured settlements with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract. For funding agreement notes contracts, single premium structured settlement contracts without life contingencies, and single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method. For other group life and disability insurance contracts and guaranteed investment contracts, acquisition costs are expensed as incurred.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Value of Business Acquired

As a result of certain acquisitions and the application of purchase accounting, the Company reports a financial asset representing the value of business acquired (“VOBA”). VOBA includes an explicit adjustment to reflect the cost of capital attributable to the acquired insurance contracts. VOBA represents an adjustment to the stated value of inforce insurance contract liabilities to present them at fair value, determined as of the acquisition date. VOBA balances are subject to recoverability testing, in the manner in which it was acquired. The Company has established a VOBA asset related to the January 2013 acquisition of the individual life insurance business of The Hartford Financial Services Group, Inc. (“The Hartford”), as well as related to acquired deferred annuity, defined contribution and defined benefit businesses. The Company generally amortizes VOBA over the effective life of the acquired contracts in “General and administrative expenses.” For acquired annuity and non-traditional life insurance contracts, VOBA is amortized in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. For acquired defined contribution and defined benefit businesses, the majority of VOBA is amortized in proportion to estimated gross profits arising principally from investment spreads and fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The effect of changes in total gross profits on unamortized VOBA is reflected in the period such total gross profits are revised. VOBA, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 8 for additional information regarding VOBA and Note 3 for additional information regarding the acquisition of The Hartford’s individual life insurance business.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate-related investments, real estate mortgage loans, short-term investments and derivative instruments. The assets of each account are legally

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 11 for additional information regarding separate account arrangements with contractual guarantees. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. The investment income and realized investment gains or losses from separate account assets generally accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Other income.” Seed money that the Company invests in separate accounts is reported in the appropriate general account asset line. Investment income and realized investment gains or losses from seed money invested in separate accounts accrues to the Company and is included in the Company’s results of operations.

Other Assets and Other Liabilities

Other assets consist primarily of prepaid pension benefit costs, certain restricted assets, trade receivables, value of business acquired, goodwill and other intangible assets, deferred sales inducements, the Company’s investments in operating joint ventures, which include the Company’s previously held indirect investment in China Pacific Insurance (Group) Co., Ltd. (“China Pacific Group”), property and equipment, reinsurance recoverables, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of trade payables, pension and other employee benefit liabilities, derivative liabilities, reinsurance payables, and payables resulting from purchases of securities that had not yet settled at the balance sheet date.

Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally range from 3 to 40 years.

As a result of certain acquisitions, the Company recognizes an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed. Goodwill is assigned to reporting units at the date the goodwill is initially recorded. Once goodwill has been assigned to reporting units, it no longer retains its association with a particular acquisition, and all of the activities within the reporting unit, whether acquired or organically grown, are available to support the value of the goodwill.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. The Company’s reporting units are the Financial Services Businesses and the Closed Block Business. The fundamental goodwill impairment analysis is a two-step test that is performed at the reporting unit level. The first step, used to identify potential impairment, involves comparing each reporting unit’s fair value to its carrying value including goodwill. If the fair value of a reporting unit exceeds its carrying value, the applicable goodwill is considered not to be impaired. If the carrying value exceeds fair value, there is an indication of a potential impairment and the second step of the test is performed to measure the amount of impairment.

The second step involves calculating an implied fair value of goodwill for each reporting unit for which the first step indicated impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the reporting unit, as determined in the first step, over the aggregate fair values of the individual assets, liabilities and identifiable intangibles as if the reporting unit was being acquired in a business combination. If the implied fair value of goodwill in the “pro forma” business combination accounting as described above exceeds the goodwill assigned to the reporting unit, there is no impairment. If the goodwill assigned to a reporting unit exceeds the implied fair value of the goodwill, an impairment charge is recorded in “General and administrative expenses” for the excess. An impairment loss recognized cannot exceed the amount of goodwill assigned to a reporting unit, and the loss establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted. Management is required to make significant estimates in determining the fair value of a reporting unit including, but not limited to: projected earnings, comparative market multiples, and the risk rate at which future net cash flows are discounted.

In accordance with accounting guidance, the Company may first perform a qualitative goodwill assessment to determine whether events or circumstances lead to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. Factors such as macroeconomic conditions; industry and market considerations; cost factors and other are

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

used to assess the validity of goodwill. If, after assessing the totality of events or circumstances, the Company determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step goodwill impairment test, as described above, is not necessary. If, however, the Company concludes otherwise, then the Company must perform the first step of the two-step impairment test by comparing the reporting unit’s fair value with its carrying value including goodwill. If the carrying value exceeds fair value, then the Company must perform the second step of the goodwill impairment test to measure the impairment loss, if any.

See Note 9 for additional information regarding goodwill.

The Company offers various types of sales inducements to policyholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements (“DSI”) and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of DSI in “Interest credited to policyholders’ account balances.” DSI, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 11 for additional information regarding sales inducements.

The most significant of the Company’s reinsurance recoverables and payables included in “Other Assets” and/or “Other Liabilities” are receivables and corresponding payables associated with the reinsurance arrangements used to effect the Company’s acquisition of CIGNA’s retirement businesses and The Hartford’s individual life business. The remaining amounts relate to other reinsurance arrangements entered into by the Company. For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 13 for additional information about the Company’s reinsurance arrangements.

Identifiable intangible assets are recorded net of accumulated amortization. The Company tests identifiable intangible assets for impairment on an annual basis as of December 31 of each year or whenever events or circumstances suggest that the carrying value of an identifiable intangible asset may exceed the sum of the undiscounted cash flows expected to result from its use and eventual disposition. If this condition exists and the carrying value of an identifiable intangible asset exceeds its fair value, the excess is recognized as an impairment and is recorded as a charge against net income. Measuring intangibles requires the use of estimates. Significant estimates include the projected net cash flow attributable to the intangible asset and the risk rate at which future net cash flows are discounted for purposes of estimating fair value, as applicable. Identifiable intangible assets primarily include customer relationships and mortgage servicing rights. See Note 9 for additional information regarding identifiable intangible assets.

Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. See Note 7 for additional information on investments in operating joint ventures.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity and disability products, expected mortality and morbidity is generally based on Company experience, industry data and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. In determining if a premium deficiency related to short-duration contracts exists, the Company considers, among other factors, anticipated investment income. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 10 for additional information regarding future policy benefits.

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Notes to Consolidated Financial Statements

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has been incurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 11, and certain unearned revenues.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 10 for additional information regarding policyholders’ account balances.

Policyholders’ Dividends

The Company’s liability for policyholders’ dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents amounts expected to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance. The policyholder dividend obligation also includes amounts relating to net unrealized gains on securities classified as available-for-sale. For additional information on the policyholder dividend obligation, see Note 12.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive and variable life contracts, and health insurance and long-term care products are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, single premium structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is deferred and recognized into revenue in a constant relationship to the amount of expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 11. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 11.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Amounts received as payment for interest-sensitive or variable group and individual life contracts, deferred fixed or variable annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC, DSI and VOBA.

For group life, other than interest-sensitive and variable group life contracts, and disability insurance, premiums are generally recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting.

Other Income

“Other income” includes asset management fees and securities commission revenues, which are recognized in the period in which the services are performed. Realized and unrealized gains or losses from investments classified as “trading” such as “Trading account assets supporting insurance liabilities” and “Other trading account assets,” and short-term investments that are marked-to-market through other income.

Foreign Currency

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of operations and financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related qualifying hedge gains and losses and income taxes, in AOCI. Gains and losses resulting from the remeasurement of foreign currency transactions are reported in either AOCI or current earnings in “Other income” depending on the nature of the related foreign currency denominated asset or liability.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities and to mitigate volatility of net investments in foreign operations resulting from changes in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 21, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Derivatives were also used in a derivative broker-dealer capacity in the Company’s global commodities group to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices and prices of securities and commodities. The Company’s global commodities group was sold on July 1, 2011. See Note 3 for further details. Realized and unrealized changes in fair value of derivatives used in these dealer-related operations are included in “Income from discontinued operations, net of taxes” in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives are recorded either as assets, within “Other trading account assets, at fair value” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded either in current period earnings if the hedge transaction is a fair value hedge (e.g., a hedge of a recognized foreign currency asset or liability) or in AOCI if the hedge transaction is a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within AOCI.

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” In this scenario, the hedged asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Other trading account assets, at fair value.”

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 14 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s income statement. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax return but have not yet been recognized in the Company’s financial statements.

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 18 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In December 2013, the FASB issued updated guidance establishing a single definition of a public business entity for use in financial accounting and reporting guidance. This new guidance is effective for all current and future reporting periods and did not have a significant effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In July 2013, the FASB issued new guidance regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting, in addition to the United States Treasury rate and London Inter-Bank Offered Rate (“LIBOR”). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance is effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013, and should be applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, an entity is required to separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance is effective for the first interim or annual reporting period beginning after December 15, 2012, and should be applied prospectively. The disclosures required by this guidance are included in Note 15.

In December 2011 and January 2013, the Financial Accounting Standards Board (“FASB”) issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). This new guidance requires an entity to disclose information on both a gross and net basis about instruments and transactions within the scope of this guidance. This new guidance is effective for interim or annual reporting periods beginning on or after January 1, 2013, and should be applied retrospectively for all comparative periods presented. The disclosures required by this guidance are included in Note 21.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In December 2012, the Company adopted retrospectively a change in method of applying an accounting principle for the Company’s pension plans. The change in accounting method relates to the calculation of market related value of pension plan assets, used to determine net periodic pension cost. The impact of this change in accounting method on net income for the year ended December 31, 2012 was an increase of $96 million. In addition, this change resulted in a cumulative increase of $144 million in retained earnings previously reported for December 31, 2009, with a corresponding decrease in AOCI. For additional information on the change in accounting method for the Company’s pension plans, see Note 17.

Effective January 1, 2012, the Company adopted, retrospectively, new authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Prior period financial information presented in these financial statements has been adjusted to reflect the retrospective adoption of the amended guidance. Retained earnings previously reported for December 31, 2009 were reduced $1,105 million and AOCI was increased $36 million as a result of this retrospective adoption. The lower level of costs now qualifying for deferral will be only partially offset by a lower level of amortization of “Deferred policy acquisition costs”, and, as such, will initially result in lower earnings in future periods. This amended guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company adopted this guidance effective January 1, 2012 and applied the retrospective method of adoption. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company’s results of operations, it has no effect on the total acquisition costs to be recognized over time and has no impact on the Company’s cash flows.

In September 2011, the Financial Accounting Standards Board (“FASB”) issued updated guidance regarding the application of the goodwill impairment test. The updated guidance allows an entity to first perform a qualitative assessment to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If, after assessing the totality of events or circumstances, an entity determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step impairment test is not necessary. However, if an entity concludes otherwise, then it must perform the first step of the two-step impairment test by calculating the fair value of the reporting unit and comparing the fair value with the carrying amount of the reporting unit. If the carrying amount of a reporting unit exceeds its fair value, then the entity is required to perform the second step of the goodwill impairment test to measure the impairment loss, if any. An entity has the option to bypass the qualitative assessment for any reporting unit in any period and to proceed directly to performing the first step of the two-step goodwill impairment test. An entity may resume performing the qualitative assessment in any subsequent period. The updated guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The Company’s early adoption of this guidance, as permitted, effective December 31, 2011, had no impact on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The Company opted to present the total of comprehensive income, the components of net income, and the components of other comprehensive income in two separate but consecutive statements. The Consolidated Financial Statements included herein reflect the adoption of this updated guidance.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The expanded disclosures required by this guidance are included in Note 19. Adoption of this guidance did not have a significant effect on the Company’s consolidated financial position or results of operations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first interim or annual reporting period beginning on or after December 15, 2011 and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company’s adoption of this guidance did not have a significant effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In April 2011, the FASB issued updated guidance clarifying which restructurings constitute troubled debt restructurings. It is intended to assist creditors in their evaluation of whether conditions exist that constitute a troubled debt restructuring. This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company’s adoption of this guidance in the third quarter of 2011 did not have a significant effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

Future Adoption of New Accounting Pronouncements

In March 2013, the FASB issued updated guidance regarding the recognition in net income of the cumulative translation adjustment upon the sale or loss of control of a business or group of assets residing in a foreign subsidiary, or a loss of control of a foreign investment. The guidance is effective for the first interim or annual reporting period beginning after December 15, 2013, and should be applied prospectively. The amendments require an entity that ceases to have a controlling financial interest in a subsidiary or group of assets within a foreign entity to release any related cumulative translation adjustment into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. For an equity method investment that is a foreign entity, the partial sale guidance still applies. As such, a pro rata portion of the cumulative translation adjustment should be released into net income upon a partial sale of such an equity method investment. This guidance is not expected to have a significant effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In June 2013, the FASB issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. Under the guidance, all entities regulated under the Investment Company Act of 1940 automatically qualify as investment companies, while all other entities need to consider both the fundamental and typical characteristics of an investment company in determining whether they qualify as investment companies. This new guidance is effective for interim or annual reporting periods that begin after December 15, 2013, and should be applied prospectively. This guidance is not expected to have a significant effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In July 2013, the FASB issued updated guidance regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. This new guidance is effective for interim or annual reporting periods that begin after December 15, 2013, and should be applied prospectively, with early application permitted. This guidance is not expected to have a significant effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In January 2014, the FASB issued updated guidance regarding investments in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. Under the guidance, an entity is permitted to make an accounting policy election to amortize the initial cost of its investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the statement of operations as a component of income tax expense (benefit) if certain conditions are met. The new guidance is effective for annual periods and interim reporting periods within those annual periods, beginning after December 15, 2014, and should be applied retrospectively to all periods presented. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In January 2014, the FASB issued updated guidance for troubled debt restructurings clarifying when an in substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014. This guidance can be elected for prospective adoption or by using a modified retrospective transition method. This guidance is not expected to have a significant impact on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In January 2014, the FASB issued updated guidance specifying that an operating entity in a service concession arrangement within the scope of this guidance should not account for the service concession arrangement as a lease. The new guidance is effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2014, and should be applied on a modified retrospective basis. This guidance is not expected to have a significant impact on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

3. ACQUISITIONS AND DISPOSITIONS

Acquisition of UniAsia Life Assurance

On January 2, 2014, the Company completed the acquisition of UniAsia Life Assurance Berhad, an established life insurance company in Malaysia, through the formation of a joint venture with Bank Simpanan Nasional (“BSN”), a bank owned by the Malaysian government. The joint venture paid cash consideration of approximately $160 million, 70% of which was provided by Prudential Insurance and 30% of which was provided by BSN. This acquisition is part of the Company’s strategic initiative to further expand its business in Southeast Asian markets.

Acquisition of The Hartford’s Individual Life Insurance Business

On January 2, 2013, the Company acquired The Hartford’s individual life insurance business through a reinsurance transaction. Under the agreement, the Company paid The Hartford cash consideration of $615 million, primarily in the form of a ceding commission to provide reinsurance for approximately 700,000 life insurance policies with net retained face amount in force of approximately $141 billion. The acquisition increased the Company’s scale in the U.S. individual life insurance market, particularly universal life products, and provided complementary distribution opportunities through expanded wirehouse and bank distribution channels.

The assets and liabilities assumed have been included in the Company’s Consolidated Financial Statements as of the acquisition date. After adjustments, total assets assumed were $11.2 billion, which includes $1.4 billion of value of business acquired and $0.1 billion of cash, and total liabilities assumed were $10.6 billion. There is no goodwill, including tax deductible goodwill, associated with the acquisition.

Discontinued Operations

Income (loss) from discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2013	2012	2011
	(in millions)
Real estate investments sold or held for sale(1)	$(7)	$(3)	$(1)
Global commodities business(2)	2	0	22

Income (loss) from discontinued operations before income taxes	(5)	(3)	21
Income tax (benefit) expense	(2)	(1)	6

Income (loss) from discontinued operations, net of taxes	$(3)	$(2)	$15

(1)	Reflects the income or loss from discontinued real estate investments.
(2)

In 2011, the Company completed the sale of all the issued and outstanding shares of capital stock of the subsidiaries that conduct its global commodities business (the “Global Commodities Business”) and certain assets that are primarily used in connection with the Global Commodities Business to Jefferies Group, Inc. (“Jefferies”). Subsidiaries included in the sale were Prudential Bache Commodities, LLC, Prudential Bache Securities, LLC, Bache Commodities Limited, and Bache Commodities (Hong Kong) Ltd. The Company received cash proceeds of $422 million. Included in the table above for the year ended December 31, 2011, are after-tax losses of $13 million recorded in connection with the sale of these operations, consisting of pre-tax losses of $12 million and income tax benefit of $1 million.

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $5 million and $1 million, respectively, at December 31, 2013 and $6 million and $1 million, respectively, at December 31, 2012.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment.

4. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

	December 31, 2013
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI (3)
	(in millions)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$8,537	$847	$56	$9,328	$0
Obligations of U.S. states and their political subdivisions	3,131	150	136	3,145	0
Foreign government bonds	1,496	230	54	1,672	1
Corporate securities	109,827	6,619	3,136	113,310	(4)
Asset-backed securities(1)	9,981	170	301	9,850	(730)
Commercial mortgage-backed securities	12,864	305	157	13,012	0
Residential mortgage-backed securities(2)	4,530	204	32	4,702	(7)

Total fixed maturities, available-for-sale	$150,366	$8,525	$3,872	$155,019	$(740)

Equity securities, available-for-sale	$4,358	$2,078	$15	$6,421

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)

Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $786 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	December 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI(3)
	(in millions)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$9,184	$2,198	$30	$11,352	$0
Obligations of U.S. states and their political subdivisions	2,339	397	5	2,731	0
Foreign government bonds	1,618	372	3	1,987	1
Corporate securities	103,552	10,848	728	113,672	(1)
Asset-backed securities(1)	10,838	176	670	10,344	(900)
Commercial mortgage-backed securities	10,211	661	5	10,867	0
Residential mortgage-backed securities(2)	6,476	353	7	6,822	(11)

Total fixed maturities, available-for-sale	$144,218	$15,005	$1,448	$157,775	$(911)

Equity securities, available-for-sale	$4,035	$1,325	$14	$5,346

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)

Represents the amount of other-than-temporary impairment losses in AOCI which were not included in earnings. Amount excludes $666 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2013, are as follows:

	Available-for-Sale
	Amortized Cost	Fair Value
	(in millions)
Due in one year or less	$4,433	$4,527
Due after one year through five years	28,054	29,905
Due after five years through ten years	32,933	34,424
Due after ten years	57,571	58,599
Asset-backed securities	9,981	9,850
Commercial mortgage-backed securities	12,864	13,012
Residential mortgage-backed securities	4,530	4,702

Total	$150,366	$155,019

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2013	2012	2011
	(in millions)
Fixed maturities, available-for-sale
Proceeds from sales	$32,563	$11,596	$12,493
Proceeds from maturities/repayments	16,672	15,560	12,742
Gross investment gains from sales, prepayments, and maturities	563	419	797
Gross investment losses from sales and maturities	(1,282)	(118)	(102)

Equity securities, available-for-sale
Proceeds from sales	$3,431	$3,342	$2,349
Gross investment gains from sales	403	311	439
Gross investment losses from sales	(76)	(205)	135

Fixed maturity and equity security impairments
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings(1)	$(168)	$(153)	$(249)
Writedowns for impairments on equity securities	(10)	(32)	(30)

(1)

Excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

As discussed in Note 2, a portion of certain other-than-temporary impairment (“OTTI”) losses on fixed maturity securities are recognized in “Other comprehensive income (loss)” (“OCI”). For these securities, the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI

	Year Ended December 31,
	2013	2012
	(in millions)
Balance, beginning of period	$972	$1,193
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(178)	(291)
Credit loss impairments previously recognized on securities impaired to fair value during the period(1)	(4)	(74)
Credit loss impairment recognized in the current period on securities not previously impaired	6	20
Additional credit loss impairments recognized in the current period on securities previously impaired	69	89
Increases due to the passage of time on previously recorded credit losses	51	58
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(13)	(23)

Balance, end of period	$903	$972

(1)

Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” as of the dates indicated:

	December 31, 2013		December 31, 2012
	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value
	(in millions)
Short-term investments and cash equivalents	$697	$697	$938	$938
Fixed maturities:
Corporate securities	11,955	12,461	10,968	11,998
Commercial mortgage-backed securities	2,417	2,441	2,096	2,229
Residential mortgage-backed securities(1)	1,857	1,830	1,965	2,026
Asset-backed securities(2)	1,096	1,107	1,178	1,116
Foreign government bonds	117	117	119	126
U.S. government authorities and agencies and obligations of U.S. states	213	233	259	307

Total fixed maturities	17,655	18,189	16,585	17,802
Equity securities	12	9	17	8

Total trading account assets supporting insurance liabilities	$18,364	$18,895	$17,540	$18,748

(1)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(2)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The net change in unrealized gains / (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Other income”, was $(677) million, $417 million and $336 million during the years ended December 31, 2013, 2012 and 2011, respectively.

Other Trading Account Assets

The following table sets forth the composition of “Other trading account assets” as of the dates indicated:

	December 31, 2013		December 31, 2012
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
Fixed maturities	$584	$638	$358	$374
Equity securities	210	244	198	223

Subtotal	$794	882	$556	597

Derivative instruments		2,066		3,243

Total other trading account assets		$2,948		$3,840

The net change in unrealized gains / (losses) from other trading account assets, excluding derivative instruments, still held at period end, recorded within “Other income”, was $47 million, $34 million and $(34) million during the years ended December 31, 2013, 2012 and 2011, respectively.

Commercial Mortgage and Other Loans

The Company’s commercial mortgage and other loans are comprised as follows, as of the dates indicated:

	December 31, 2013		December 31, 2012
	Amount (in millions)	% of Total	Amount (in millions)	% of Total
Commercial and Agricultural mortgage loans by property type:
Office	$7,028	20.2%	$6,223	20.2%
Retail	7,948	22.8	7,479	24.3
Apartments/Multi-Family	6,093	17.5	4,260	13.8
Industrial	6,545	18.8	6,850	22.3
Hospitality	1,924	5.5	1,245	4.0
Other	3,158	9.1	2,678	8.7

Total commercial mortgage loans	32,696	93.9	28,735	93.3
Agricultural property loans	2,130	6.1	2,057	6.7

Total commercial mortgage and agricultural loans by property type	34,826	100.0%	30,792	100.0%

Valuation allowance	(178)		(204)

Total net commercial mortgage and agricultural loans by property type	34,648		30,588

Other loans
Uncollateralized loans	297		145
Residential property loans	4		5
Other collateralized loans	300		0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Total other loans	601	150
Valuation allowance	0	0

Total net other loans	601	150

Total commercial mortgage and other loans	$35,249	$30,738

The commercial mortgage and agricultural property loans are geographically dispersed primarily throughout the United States and Canada with the largest concentrations in California (27%), New York (10%) and Texas (9%) at December 31, 2013.

Activity in the allowance for losses for all commercial mortgage and other loans, for the years ended December 31, is as follows:

	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)

Allowance for losses, beginning of year, 2012	$254	$13	$0	$0	$1	$268
Addition to / (release of) allowance of losses	(9)	0	0	0	(1)	(10)
Charge-offs, net of recoveries	(54)	0	0	0	0	(54)
Change in foreign exchange	0	0	0	0	0	0

Total Ending Balance, 2012	$191	$13	$0	$0	$0	$204

	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)

Allowance for losses, beginning of year, 2013	$191	$13	$0	$0	$0	$204
Addition to / (release of) allowance of losses	10	(6)	0	0	0	4
Charge-offs, net of recoveries	(30)	0	0	0	0	(30)
Change in foreign exchange	0	0	0	0	0	0

Total Ending Balance, 2013	$171	$7	$0	$0	$0	$178

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans, for the years ended December 31:

	2013
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
Allowance for Credit Losses:	(in millions)
Ending balance: individually evaluated for impairment	$13	$0	$0	$0	$0	$13
Ending balance: collectively evaluated for impairment	158	7	0	0	0	165
Ending balance: loans acquired with deteriorated credit quality	0	0	0	0	0	0

Total ending balance	$171	$7	$0	$0	$0	$178

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Recorded Investment:(1)
Ending balance gross of reserves: individually evaluated for impairment	$214	$5	$0	$0	$0	$219
Ending balance gross of reserves: collectively evaluated for impairment	32,482	2,125	4	300	297	35,208
Ending balance gross of reserves: loans acquired with deteriorated credit quality	0	0	0	0	0	0

Total ending balance, gross of reserves	$32,696	$2,130	$4	$300	$297	$35,427

(1) Recorded investment reflects the balance sheet carrying value gross of related allowance.
	2012
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for Credit Losses:
Ending balance: individually evaluated for impairment	$41	$6	$0	$0	$0	$47
Ending balance: collectively evaluated for impairment	150	7	0	0	0	157
Ending balance: loans acquired with deteriorated credit quality	0	0	0	0	0	0

Total ending balance	$191	$13	$0	$0	$0	$204

Recorded Investment:(1)
Ending balance gross of reserves: individually evaluated for impairment	$575	$40	$0	$0	$0	$615
Ending balance gross of reserves: collectively evaluated for impairment	28,160	2,017	5	0	145	30,327
Ending balance gross of reserves: loans acquired with deteriorated credit quality	0	0	0	0	0	0

Total ending balance, gross of reserves	$28,735	$2,057	$5	$0	$145	$30,942

(1) Recorded investment reflects the balance sheet carrying value gross of related allowance.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. Impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses, for the years ended December 31, are as follows:

	2013
	Recorded Investment (1)	Unpaid Principal Balance	Related Allowance	Average Recorded Investment Before Allowance (2)	Interest Income Recognized (3)
	(in millions)
With no related allowance recorded:
Commercial mortgage loans	$18	$18	$0	$22	$0
Agricultural property loans	5	5	0	2	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0

Total with no related allowance	$23	$23	$0	$24	$0

With an allowance recorded:
Commercial mortgage loans	$41	$42	$13	$80	$1
Agricultural property loans	0	0	0	5	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0

Total with related allowance	$41	$42	$13	$85	$1

Total:
Commercial mortgage loans	$59	$60	$13	$102	$1
Agricultural property loans	5	5	0	7	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0

Total	$64	$65	$13	$109	$1

(1)    Recorded investment reflects the balance sheet carrying value gross of related allowance.

(2)    Average recorded investment represents the average of the beginning-of-period and all subsequent quarterly end-of-period balances.

(3)    The interest income recognized is for the year-to-date income regardless of when the impairment occurred.

	2012
	Recorded Investment (1)	Unpaid Principal Balance	Related Allowance	Average Recorded Investment Before Allowance (2)	Interest Income Recognized (3)
	(in millions)
With no related allowance recorded:
Commercial mortgage loans	$14	$14	$0	$39	$3
Agricultural property loans	0	0	0	0	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0

Total with no related allowance	$14	$14	$0	$39	$3

With an allowance recorded:
Commercial mortgage loans	$104	$104	$41	$188	$5
Agricultural property loans	9	9	6	7	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0

Total with related allowance	$113	$113	$47	$195	$5

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Total:
Commercial mortgage loans	$118	$118	$41	$227	$8
Agricultural property loans	9	9	6	7	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0

Total	$127	$127	$47	$234	$8

(1)    Recorded investment reflects the balance sheet carrying value gross of related allowance.

(2)    Average recorded investment represents the average of the beginning-of-period and all subsequent quarterly end-of-period balances.

(3)    The interest income recognized is for the year-to-date income regardless of when the impairment occurred.

The following tables set forth the credit quality indicators as of December 31, 2013, based upon the recorded investment gross of allowance for credit losses.

Commercial mortgage loans

		Debt Service Coverage Ratio—December 31, 2013

		Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
Loan-to-Value Ratio		(in millions)
0%-59.99%		$17,322	$549	$176	$18,047
60%-69.99%		9,756	316	88	10,160
70%-79.99%		3,164	405	204	3,773
Greater than 80%		302	158	256	716

Total commercial mortgage loans		$30,544	$1,428	$724	$32,696

Agricultural property loans
		Debt Service Coverage Ratio—December 31, 2013

		Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
Loan-to-Value Ratio		(in millions)
0%-59.99%		$1,973	$136	$0	$2,109
60%-69.99%		21	0	0	21
70%-79.99%		0	0	0	0
Greater than 80%		0	0	0	0

Total agricultural property loans		$1,994	$136	$0	$2,130

Total commercial and agricultural mortgage loans
		Debt Service Coverage Ratio—December 31, 2013

		Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
Loan-to-Value Ratio		(in millions)
0%-59.99%		$19,295	$685	$176	$20,156
60%-69.99%		9,777	316	88	10,181
70%-79.99%		3,164	405	204	3,773
Greater than 80%		302	158	256	716

Total commercial and agricultural mortgage loans		$32,538	$1,564	$724	$34,826

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The following tables set forth the credit quality indicators as of December 31, 2012, based upon the recorded investment gross of allowance for credit losses.

Commercial mortgage loans
	Debt Service Coverage Ratio—December 31, 2012

	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
Loan-to-Value Ratio	(in millions)
0%-59.99%	$13,869	$449	$170	$14,488
60%-69.99%	8,060	726	37	8,823
70%-79.99%	3,148	733	217	4,098
Greater than 80%	176	651	499	1,326

Total commercial mortgage loans	$25,253	$2,559	$923	$28,735

Agricultural property loans
	Debt Service Coverage Ratio—December 31, 2012

	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
Loan-to-Value Ratio	(in millions)
0%-59.99%	$1,583	$186	$44	$1,813
60%-69.99%	209	0	0	209
70%-79.99%	0	0	0	0
Greater than 80%	0	0	35	35

Total agricultural property loans	$1,792	$186	$79	$2,057

Total commercial and agricultural mortgage loans
	Debt Service Coverage Ratio—December 31, 2012

	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
Loan-to-Value Ratio	(in millions)
0%-59.99%	$15,452	$635	$214	$16,301
60%-69.99%	8,269	726	37	9,032
70%-79.99%	3,148	733	217	4,098
Greater than 80%	176	651	534	1,361

Total commercial and agricultural mortgage loans	$27,045	$2,745	$1,002	$30,792

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The following tables provide an aging of past due commercial mortgage and other loans as of the dates indicated, based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage loans on nonaccrual status as of the dates indicated.

	December 31, 2013
	Current	30-59 Days Past Due	60-89 Days Past Due	Greater Than 90 Days - Accruing	Greater Than 90 Days - Not Accruing	Total Past Due	Total Commercial Mortgage and other Loans	Non Accrual Status
	(in millions)
Commercial mortgage loans	$32,662	$15	$0	$0	$19	$34	$32,696	$132
Agricultural property loans	2,129	0	0	0	1	1	2,130	1
Residential property loans	1	3	0	0	0	3	4	1
Other collateralized loans	300	0	0	0	0	0	300	0
Uncollateralized loans	297	0	0	0	0	0	297	0

Total	$35,389	$18	$0	$0	$20	$38	$35,427	$134

	December 31, 2012
	Current	30-59 Days Past Due	60-89 Days Past Due	Greater Than 90 Days - Accruing	Greater Than 90 Days - Not Accruing	Total Past Due	Total Commercial Mortgage and other Loans	Non Accrual Status
	(in millions)
Commercial mortgage loans	$28,595	$43	$72	$0	$25	$140	$28,735	$110
Agricultural property loans	2,022	0	0	0	35	35	2,057	40
Residential property loans	1	3	0	0	1	4	5	1
Other collateralized loans	0	0	0	0	0	0	0	0
Uncollateralized loans	145	0	0	0	0	0	145	0

Total	$30,763	$46	$72	$0	$61	$179	$30,942	$151

For the years ended December 31, 2013 and 2012, there were $711 million and $0 million of commercial mortgage and other loans acquired, other than those through direct origination. Additionally, there were no new commercial mortgage and other loans sold, other than those classified as held-for-sale.

The Company’s commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2013 and December 31, 2012, the Company had no significant commitments to fund to borrowers that have been involved in a troubled debt restructuring. For the years ended December 31, 2013 and 2012, there was an adjusted pre-modification outstanding recorded investment of $81 million and $15 million, respectively, and post-modification outstanding recorded investment of $81 million and $13 million, respectively, related to commercial mortgage loans. No payment defaults on commercial mortgage and other loans were modified as a troubled debt restructuring within the 12 months preceding each respective period. See Note 2 for additional information relating to the accounting for troubled debt restructurings.

Other Long-Term Investments

The following table sets forth the composition of “Other long-term investments” at December 31 for the years indicated.

	2013	2012
	(in millions)
Joint ventures and limited partnerships:
Real estate related	$610	$620
Non-real estate-related	5,852	5,114

Total joint ventures and limited partnerships	6,462	5,734
Real estate held through direct ownership	563	207
Other	835	781

Total other long-term investments	$7,860	$6,722

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Equity Method Investments

The following tables set forth summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method, including the Company’s investments in operating joint ventures that are disclosed in more detail in Note 7. Changes between periods in the tables below reflect changes in the activities within the joint ventures and limited partnerships, as well as changes in the Company’s level of investment in such entities.

	At December 31,
	2013	2012
	(in millions)
STATEMENT OF FINANCIAL POSITION
Total assets(1)	$44,599	$35,494

Total liabilities(2)	$8,834	$7,195
Partners’ capital	35,765	28,299

Total liabilities and partners’ capital	$44,599	$35,494

Total liabilities and partners’ capital included above	$2,932	$2,734
Equity in limited partnership interests not included above	535	320

Carrying value	$3,467	$3,054

(1)	Assets consist primarily of investments in real estate, investments in securities and other miscellaneous assets.
(2)	Liabilities consist primarily of third party-borrowed funds, securities repurchase agreements and other miscellaneous liabilities.

	Years ended December 31,
	2013	2012	2011
	(in millions)
STATEMENTS OF OPERATIONS
Total revenue(1)	$3,619	$3,839	$2,046
Total expenses(2)	(935)	(944)	(332)

Net earnings(losses)	$2,684	$2,895	$1,714

Equity in net earnings (losses) included above	$210	$172	$335
Equity in net earnings (losses) of limited partnership interests not included above	49	39	30

Total equity in net earnings(losses)	$259	$211	$365

(1)	Revenue consists of income from investments in real estate, investments in securities and other income.
(2)	Expenses consist primarily of interest expense, management fees, salary expenses and other expenses.

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2013	2012	2011
	(in millions)
Fixed maturities, available-for-sale	$6,790	$5,932	$5,918
Fixed maturities, held-to-maturity	45	27	9
Equity securities, available-for-sale	214	225	204

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Trading account assets	770	769	774
Commercial mortgage and other loans	1,754	1,770	1,670
Policy loans	475	453	466
Short-term investments and cash equivalents	24	21	14
Other long-term investments	517	153	94

Gross investment income	10,589	9,350	9,149
Less: investment expenses	(526)	(459)	(387)

Net investment income	$10,063	$8,891	$8,762

Carrying value for non-income producing assets included in fixed maturities totaled $139 million as of December 31, 2013. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2013.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2013	2012	2011
	(in millions)
Fixed maturities	$(887)	$148	$447
Equity securities	317	73	275
Commercial mortgage and other loans	(15)	14	94
Investment real estate	0	2	0
Joint ventures and limited partnerships	(22)	4	(10)
Derivatives(1)	(1,962)	(165)	549
Other	7	1	10

Realized investment gains (losses), net	$(2,562)	$77	$1,365

(1)	Includes the offset of hedged items in qualifying effective hedge relationships prior to maturity or termination.

Net Unrealized Investment Gains (Losses)

The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

	2013	2012	2011
	(in millions)
Fixed maturity securities on which an OTTI loss has been recognized	$46	$(244)	$(970)
Fixed maturity securities, available-for-sale - all other	4,606	13,801	11,732
Equity securities, available-for-sale	2,063	1,311	764
Derivatives designated as cash flow hedges(1)	(378)	(168)	2
Other investments(2)	59	172	196

Net unrealized gains (losses) on investments	$6,396	$14,872	$11,724

(1)	See Note 21 for more information on cash flow hedges.
(2)	Includes net unrealized gains on certain joint ventures that are strategic in nature and are included in “Other assets.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, at December 31:

	2013
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$2,285	$56	$1	$0	$2,286	$56
Obligations of U.S. states and their political subdivisions	1,181	129	37	7	1,218	136
Foreign government bonds	210	14	209	40	419	54
Corporate securities	27,266	1,512	11,943	1,624	39,209	3,136
Commercial mortgage-backed securities	4,179	123	596	34	4,775	157
Asset-backed securities	2,885	40	2,451	261	5,336	301
Residential mortgage-backed securities	1,397	29	172	3	1,569	32

Total	$39,403	$1,903	$15,409	$1,969	$54,812	$3,872

Equity securities, available-for-sale	$316	$15	$1	$0	$317	$15

	2012
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$2,097	$30	$0	$0	$2,097	$30
Obligations of U.S. states and their political subdivisions	325	4	5	1	330	5
Foreign government bonds	250	2	7	1	257	3
Corporate securities	24,103	564	2,177	164	26,280	728
Commercial mortgage-backed securities	513	4	56	1	569	5
Asset-backed securities	886	11	3,376	659	4,262	670
Residential mortgage-backed securities	738	4	132	3	870	7

Total	$28,912	$619	$5,753	$829	$34,665	$1,448

Equity securities, available-for-sale	$349	$14	$0	$0	$349	$14

The gross unrealized losses at December 31, 2013 and 2012, are composed of $3,682 million and $1,015 million related to high or highest quality securities based on the National Association of Insurance Commissioners’ (“NAIC”) or equivalent rating and $190 million and $433 million related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2013, the $1,969 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities and in the consumer non-cyclical, utility, and capital goods sectors of the Company’s corporate securities. At December 31, 2012, the $829 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities and in the utility, finance, and consumer non-cyclical sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at either December 31, 2013 or 2012. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

and increased liquidity discounts. At December 31, 2013, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

At December 31, 2013, $2 million of the equity securities gross unrealized losses represented declines of greater than 20%, $2 million of which had been in that position for less than six months. At December 31, 2012, $2 million of the gross unrealized losses represented declines of greater than 20%, $1 million of which had been in that position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at either December 31, 2013 or 2012.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2013	2012
	(in millions)
Fixed maturities	$14,431	$11,648
Trading account assets supporting insurance liabilities	606	542
Other trading account assets	104	38
Separate account assets	3,488	3,435
Equity securities	174	70

Total securities pledged	$18,803	$15,733

As of December 31, 2013, the carrying amount of the associated liabilities supported by the pledged collateral was $16,774 million. Of this amount, $7,898 million was “Securities sold under agreements to repurchase,” $3,603 million was “Separate account liabilities,” $4,992 million was “Cash collateral for loaned securities,” and $281 million was “Long-term debt”. As of December 31, 2012, the carrying amount of the associated liabilities supported by the pledged collateral was $15,444 million. Of this amount, $5,680 million was “Securities sold under agreements to repurchase,” $3,535 million was “Separate account liabilities,” $3,902 million was “Cash collateral for loaned securities,” $280 million was “Long-term debt,” $100 million was “Short-term debt,” and $1,947 million was “Policyholders’ account balances”.

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts and securities purchased under agreements to resell. The fair value of this collateral was approximately $193 million and $2,860 million at December 31, 2013 and 2012, respectively, all of which, for both periods, had either been sold or repledged.

Assets of $178 million and $49 million at December 31, 2013 and 2012, respectively, were on deposit with governmental authorities or trustees, including certain restricted cash balances and securities. Additionally, assets carried at $594 million at both December 31, 2013 and 2012, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Securities restricted as to sale amounted to $179 million and $176 million at December 31, 2013 and 2012, respectively. These amounts include member and activity based stock associated with memberships in the Federal Home Loan Banks of New York and Boston. Restricted cash and securities of $138 million and $39 million at December 31, 2013 and 2012, respectively, were included in “Other assets.”

5. VARIABLE INTEREST ENTITIES

In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

If the Company determines that it is the VIE’s “primary beneficiary” it consolidates the VIE. There are currently two models for determining whether or not the Company is the “primary beneficiary” of a VIE. The first relates to those VIEs that have the characteristics of an investment company and for which certain other conditions are true. These conditions are that (1) the Company does not have the implicit or explicit obligation to fund losses of the VIE and (2) the VIE is not a securitization entity, asset-backed financing entity or an entity that was formerly considered a qualified special-purpose entity. In this model the Company is the primary beneficiary if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns.

For all other VIEs, the Company is the primary beneficiary if the Company has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant.

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but over which the Company does not exercise control. The Company’s position in the capital structure and/or relative size indicates that the Company is the primary beneficiary. The Company is not required to provide, and has not provided material financial or other support to these VIEs. The table below reflects the carrying amount and balance sheet caption in which the assets and liabilities of these consolidated VIEs are reported. The creditors of each consolidated VIE have recourse only to the assets of that VIE.

	December 31,
	2013	2012
	(in millions)
Trading account assets supporting insurance liabilities	$11	$8
Commercial mortgage and other loans	300	0
Other long-term investments	21	18
Cash and cash equivalents	(3)	0

Total assets of consolidated VIEs	$329	$26

Other liabilities	$1	$1

Total liabilities of consolidated VIEs	$1	$1

In addition, not reflected in the table above, the Company has created a trust that is a VIE, to facilitate Prudential Insurance’s Funding Agreement Notes Issuance Program (“FANIP”). The trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance with the proceeds of such notes. The trust is the beneficiary of an indemnity agreement with the Company that provides that the Company is responsible for costs related to the notes issued with limited exception. As a result, the Company has determined that it is the primary beneficiary of the trust, which is therefore consolidated.

The funding agreements represent an intercompany transaction that is eliminated upon consolidation. However, in recognition of the security interest in such funding agreements, the trust’s medium-term note liability of $2,381 million and $1,780 million at December 31, 2013 and 2012, respectively, is classified within “Policyholders’ account balances.” Creditors of the trust have recourse to Prudential Insurance if the trust fails to make contractual payments on the medium-term notes. The Company has not provided material financial or other support to the trust that was not contractually required.

Unconsolidated Variable Interest Entities

The Company has determined that it is not the primary beneficiary of certain VIEs for which it is the investment manager, including certain CDOs and other investment structures, as it does not have both (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant. The Company may invest in debt or equity securities issued by certain asset-backed investment vehicles (commonly referred to as collateralized debt obligations, or “CDOs”) that are managed by an affiliated company. CDOs raise capital by issuing debt securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company’s maximum exposure to loss resulting from its relationship with unconsolidated CDOs managed by affiliates is limited to its investment in the CDOs, which was $395 million and $434 million at December 31, 2013 and 2012, respectively. These investments are reflected in “Fixed maturities, available for sale.” The fair value of assets held within these unconsolidated VIEs was $3,198 million and $3,555 million as of December 31, 2013 and 2012, respectively. There are no liabilities associated with these unconsolidated VIEs on the Company’s balance sheet.

During the fourth quarter of 2013, the Company unwound its investment in a note receivable issued by an affiliated VIE, and is no longer exposed to losses related to this investment. As of December 31, 2012 the total assets of this VIE and the market value were approximately $0.7 billion, and $0.3 billion, respectively. The Company’s maximum exposure to loss was $0.3 billion as of December 31, 2012.

In the normal course of its activities, the Company will invest in joint ventures and limited partnerships. These ventures include hedge funds, private equity funds and real estate related funds and may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not required to consolidate these entities because either (1) it does not control them or (2) it does not have the obligation to absorb losses of the entities that could be potentially significant to the entities or the right to receive benefits from the entities that could be potentially significant. The Company classifies these investments as “Other long-term investments” and its maximum exposure to loss associated with these entities was $6,457 million and $5,734 million as of December 31, 2013 and 2012, respectively.

In addition, in the normal course of its activities, the Company will invest in structured investments including VIEs for which it is not the investment manager. These structured investments typically invest in fixed income investments and are managed by third parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. See Note 4 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support that was not contractually required to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.

During the fourth quarter of 2013, the Company sold its investments in certain structured investments consisting of asset-backed securities issued by VIEs that manage investments in the European market. The Company recognized a $34 million gain on the sale, and is no longer exposed to losses related to these investments. Prior to the fourth quarter of 2013, the Company had a variable interest in these VIEs, which represented less than 50% of the only class of variable interests issued by the VIEs. As of December 31, 2012, the market value of these VIEs was approximately $2.1 billion, and the Company’s maximum exposure to loss from these interests was $314 million.

6. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2013	2012	2011
	(in millions)
Balance, beginning of year	$7,982	$6,850	$6,542
Capitalization of commissions, sales and issue expenses	1,593	1,883	1,734
Amortization	205	(654)	(1,217)
Change in unrealized investment gains and losses	430	(97)	(209)

Balance, end of year	$10,210	$7,982	$6,850

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

7. INVESTMENTS IN OPERATING JOINT VENTURES

The Company has made investments in certain joint ventures that are strategic in nature and made other than for the sole purpose of generating investment income. These investments are accounted for under the equity method of accounting and are included in “Other assets” in the Company’s Consolidated Statements of Financial Position. The earnings from these investments are included on an after-tax basis in “Equity in earnings of operating joint ventures, net of taxes” in the Company’s Consolidated Statements of Operations. The summarized financial information for the Company’s operating joint ventures has been included in the summarized combined financial information for all significant equity method investments shown in Note 4.

Former Investment in China Pacific Group

The Company had an indirect investment, through a consortium, in China Pacific Group, a Chinese insurance operation. The consortium of investors including the Company sold portions of its holdings during the years 2011 and 2012, and sold its remaining investment in China Pacific Group in January 2013, resulting in pre-tax gains of $66 million, $60 million and $237 million for the years ended December 31, 2013, 2012 and 2011, respectively. The carrying value of this operating joint venture was $0 and $75 million, as of December 31, 2013 and 2012, respectively. The Company recognized combined after-tax equity earnings from this operating joint venture of $43 million, $42 million and $156 million for the years ended December 31, 2013, 2012 and 2011, respectively. Dividends received from this investment were $0, $2 million and $3 million for the years ended December 31, 2013, 2012 and 2011, respectively.

8. VALUE OF BUSINESS ACQUIRED

The balances of and changes in VOBA as of and for the years ended December 31, are as follows:

	2013(1)	2012	2011
	(in millions)
Balance, beginning of year	$227	$250	$277
Acquisitions	1,370	0	0
Amortization	(94)	(38)	(43)
Change in unrealized investment gains and losses	24	0	0
Interest(2)	69	15	16

Balance, end of year	$1,596	$227	$250

(1)

The VOBA balances at December 31, 2013 were $223 million and $1,373 million related to the insurance transactions associated with the CIGNA and The Hartford, respectively. The weighted average remaining expected lives were approximately 13 and 10 years for the VOBA related to CIGNA and The Hartford, respectively.

(2)

The interest accrual rates vary by product. The interest rates for 2013 were 6.40% and 3.00% to 6.17% for the VOBA related to CIGNA and The Hartford, respectively. The interest rates for the VOBA related to CIGNA were 6.40% and 7.10% for 2012 and 2011, respectively.

The following table provides estimated future amortization, net of interest, for the periods indicated.

	2014	2015	2016	2017	2018
	(in millions)
Estimated Future VOBA Amortization	$112	$108	$104	$98	$96

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

9. GOODWILL AND OTHER INTANGIBLES

Goodwill

The changes in the book value of goodwill are as follows:

Goodwill
(in millions)
Balance at January 1, 2011:
Gross Goodwill	$737
Accumulated Impairment Losses	0

Net Balance at January 1, 2011	737

2011 Activity:
Impairment Charges	(737)

Balance at December 31, 2011:
Gross Goodwill	737
Accumulated Impairment Losses	(737)

Net Balance at December 31, 2011	0

2012 Activity	0

Net Goodwill Balance at December 31, 2012	0

2013 Activity	0

Net Goodwill Balance at December 31, 2013	$0

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount, as discussed in further detail in Note 2. The Company had no goodwill balance at December 31, 2013 and 2012.

The Company performed goodwill impairment testing for its Financial Services Business reporting unit at December 31, 2011. There was an indication of impairment and accordingly, the second step of the test was performed. Based on the results of the second step, all of the goodwill was impaired, which resulted in a total charge $737 million during the fourth quarter of 2011. The charge was reported in “General and administrative expenses”. The impairment was primarily due to the impact of the continuing deterioration in the financial markets, especially in the second half of 2011. While markets rose during the last several weeks of the year, this late upswing did not overcome the overall negative impact of the markets on earnings multiples of peer companies used in the impairment evaluation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Other Intangibles

Other intangible balances at December 31, are as follows:

	2013			2012
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in millions)
Subject to amortization:
Customer relationships	$175	$(87)	$88	$175	$(79)	$96
Other	32	(24)	8	40	(20)	20

Total	$207	$(111)	$96	$215	$(99)	$116

Amortization expense for other intangibles was $12 million, $41 million and $7 million for the years ending December 31, 2013, 2012 and 2011, respectively. Amortization expense for other intangibles is expected to be approximately $9 million in both 2014 and 2015, $7 million in 2016, and $5 million in both 2017 and 2018.

10. POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2013	2012
	(in millions)
Life insurance	$59,474	$57,782
Individual and group annuities and supplementary contracts(1)	48,772	51,143
Other contract liabilities(1)	4,657	6,441

Subtotal future policy benefits excluding unpaid claims and claim adjustment expenses	112,903	115,366
Unpaid claims and claim adjustment expenses	2,814	2,734

Total future policy benefits	$115,717	$118,100

(1)	Prior period amounts have been reclassified to conform to current period presentation.

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned revenue and certain other reserves for group, annuities and individual life and health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%. Participating insurance represented 9% and 10% of direct individual life insurance in force at December 31, 2013 and 2012, respectively, and 67%, 69% and 72% of direct individual life insurance premiums for 2013, 2012 and 2011, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 2.0% to 8.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 0% to 11.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience, except for example, certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves. The interest rates used in the determination of the present values range from 0.1% to 6.5%.

The Company’s liability for future policy benefits is also inclusive of liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in Other Contract Liabilities. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. See Note 11 for additional information regarding liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts.

Premium deficiency reserves included in “Future policy benefits” are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration traditional, non-participating annuities; structured settlements; single premium immediate annuities with life contingencies; long term care, and for certain individual health policies.

Unpaid claims and claim adjustment expenses primarily reflect the Company’s estimate of future disability claim payments and expenses as well as estimates of claims incurred but not yet reported as of the balance sheet dates related to group disability products. Unpaid claim liabilities that are discounted use interest rates ranging from 3.0% to 6.4%.

Policyholders’ Account Balances

Policyholders’ account balances at December 31, are as follows:

	2013	2012
	(in millions)
Individual annuities	$9,503	$9,500
Group annuities	24,757	24,444
Guaranteed investment contracts and guaranteed interest accounts	13,335	14,062
Funding agreements	4,370	3,793
Interest-sensitive life contracts	18,617	8,775
Dividend accumulation and other	16,115	15,645

Total policyholders’ account balances	$86,697	$76,219

Policyholders’ account balances primarily represent an accumulation of account deposits plus credited interest less withdrawals, expense charges and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2013 and 2012 are $2,380 million and $1,788 million, respectively, related to the Company’s Funding Agreement Notes Issuance Program (“FANIP”). Under this program, which has a maximum authorized amount of $15 billion, a Delaware statutory trust issues medium-term notes to investors that are secured by funding agreements issued to the trust by Prudential Insurance. The outstanding notes have fixed or floating interest rates that range from 0.5% to 5.5% and original maturities ranging from two to ten years. Included in the amounts at December 31, 2013 and 2012 is the medium-term note liability, which is carried at amortized cost, of $2,381 million and $1,780 million, respectively, as well as the fair value of qualifying derivative financial instruments associated with these notes of ($1) million and $8 million, respectively. For additional details on the FANIP program, see Note 5.

Also included in “Funding agreements” are collateralized funding agreements issued to the Federal Home Loan Bank of New York (“FHLBNY”) of $1,947 million, as of both December 31, 2013 and 2012. These obligations, which are carried at amortized cost, have fixed or floating interest rates that range from 0.7% to 3.5% and original maturities ranging from three to eight years. For additional details on the FHLBNY program, see Note 14. Included in interest-sensitive life contracts at December 31, 2013 are $8 billion related to the Company assuming universal life contracts acquired from The Hartford’s individual life insurance business on January 2, 2013. Interest crediting rates range from 0% to 5.5% for interest-sensitive life contracts and from 0% to 13.4% for contracts other than interest-sensitive life. Less than 1% of policyholders’ account balances have interest crediting rates in excess of 8%.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

11. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held-to-maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.”

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2013 and 2012, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2013		December 31, 2012
	In the Event of Death	At Annuitization / Accumulation (1)	In the Event of Death	At Annuitization / Accumulation (1)
Variable Annuity Contracts	($ in millions)

Return of net deposits
Account value	$71,616	$22	$57,068	$20
Net amount at risk	$58	$0	$165	$1
Average attained age of contractholders	62 years	70 years	61 years	69 years

Minimum return or contract value
Account value	$27,794	$85,292	$24,292	$68,446
Net amount at risk	$1,900	$1,375	$2,964	$2,670
Average attained age of contractholders	67 years	62 years	66 years	61 years
Average period remaining until earliest expected annuitization	N/A	0.19 year	N/A	0.50 year

(1)	Includes income and withdrawal benefits as described herein.

	December 31,
	2013	2012
	In the Event of Death
	($ in millions)
Variable Life, Variable Universal Life and Universal Life Contracts

No lapse guarantees
Separate account value	$6,638	$2,687
General account value	$8,965	$2,922
Net amount at risk	$171,572	$66,005
Average attained age of contractholders	56 years	52 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2013	2012
	($ in millions)
Equity funds	$61,207	$48,000
Bond funds	31,310	25,625
Money market funds	4,097	4,421

Total	$96,614	$78,046

In addition to the amounts invested in separate account investment options above, $2,797 million at December 31, 2013 and $3,313 million at December 31, 2012 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options. For the years ended December 31, 2013, 2012, and 2011, there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees. The liabilities for guaranteed minimum death benefits (“GMDB”), and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”), and guaranteed minimum income and withdrawal benefits (“GMIWB”) features are considered to be bifurcated embedded derivatives and are recorded at fair value within “Future policy benefits”. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 19 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The company reinsures most of these embedded derivatives to an affiliate who maintains a portfolio of derivative instruments that serve as a partial hedge of the risks associated with these products.

	GMDB		GMIB	GMAB/GMWB/ GMIWB
	Variable Life, Variable Universal Life and Universal Life	Variable Annuity	Variable Annuity	Variable Annuity
	($ in millions)
Balance at December 31, 2010	$161	$57	$100	$(348)
Incurred guarantee benefits(1)	66	158	44	1,439
Paid guarantee benefits and other	(2)	(77)	(42)	0

Balance at December 31, 2011	225	138	102	1,091

Incurred guarantee benefits(1)	94	197	112	461
Paid guarantee benefits and other	(14)	(72)	(31)	0

Balance at December 31, 2012	305	263	183	1,552

Incurred guarantee benefits(1)	101	39	(114)	(1,878)
Paid guarantee benefits	(3)	(48)	(22)	0
Other(2)	1,341	5	0	0

Balance at December 31, 2013	$1,744	$259	$47	$(326)

(1)

Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

(2)	GMDB primarily includes amounts acquired from The Hartford on January 2, 2013.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the guaranteed death benefits in excess of the account balance. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, adjusted for cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs the Company no longer offers) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Liabilities for guaranteed benefits for GMAB, GMWB and GMIWB features include amounts assumed from affiliates of $10 million and $23 million as of December 31, 2013 and 2012, respectively. See Note 13 for amounts recoverable from reinsurers relating to the ceding of certain embedded derivative liabilities associated with these guaranteed benefits, which are not reflected in the tables above.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company offers various types of sales inducements including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit; (2) additional credits after a certain number of years a contract is held; and (3) enhanced interest crediting rates that are higher than the normal general account interest rate credited in certain product lines. Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances,” are as follows:

Sales Inducements
($ in millions)
Balance at December 31, 2010	$551
Capitalization	291
Amortization	(290)
Change in unrealized gain/(loss) on investments	3

Balance at December 31, 2011	555

Capitalization	199
Amortization	42
Change in unrealized gain/(loss) on investments	4

Balance at December 31, 2012	800

Capitalization	21
Amortization	175
Change in unrealized gain/(loss) on investments	8

Balance at December 31, 2013	$1,004

12. CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the U.S. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The Closed Block forms the principal component of the Closed Block Business.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in AOCI) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings.

As of December 31, 2013 and 2012, the Company recognized a policyholder dividend obligation of $887 million and $885 million, respectively, to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings. Additionally, accumulated net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block have been reflected as a policyholder dividend obligation of $3,624 million and $5,478 million at December 31, 2013 and 2012, respectively, to be paid to Closed Block policyholders unless offset by future experience, with an offsetting amount reported in AOCI. See the table below for changes in the components of the policyholder dividend obligation for the years ended December 31, 2013 and 2012.

On December 13, 2011 and December 11, 2012, Prudential Insurance’s Board of Directors approved a continuation of the Closed Block dividend scales for 2012 and 2013, respectively. On December 5, 2013, Prudential Insurance’s Board of Directors acted to increase the 2014 dividends payable on Closed Block policies. This action resulted in an approximately $33 million increase in the liability for policyholders dividends recognized for the year ended December 31, 2013.

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

	2013	2012
	(in millions)
Closed Block Liabilities
Future policy benefits	$50,258	$50,839
Policyholders’ dividends payable	907	887
Policyholders’ dividend obligation	4,511	6,363
Policyholders’ account balances	5,359	5,426
Other Closed Block liabilities	4,281	3,366

Total Closed Block Liabilities	65,316	66,881

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Closed Block Assets
Fixed maturities, available-for-sale, at fair value	39,169	41,980
Other trading account assets, at fair value	291	224
Equity securities, available-for-sale, at fair value	3,884	3,225
Commercial mortgage and other loans	8,762	8,747
Policy loans	5,013	5,120
Other long-term investments	2,085	2,094
Short-term investments	1,790	1,194

Total investments	60,994	62,584
Cash and cash equivalents	544	511
Accrued investment income	542	550
Other Closed Block assets	296	262

Total Closed Block Assets	62,376	63,907

Excess of reported Closed Block Liabilities over Closed Block Assets	2,940	2,974
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains (losses)	3,615	5,467
Allocated to policyholder dividend obligation	(3,624)	(5,478)

Future earnings to be recognized from Closed Block Assets and Closed Block Liabilities	$2,931	$2,963

Information regarding the policyholder dividend obligation is as follows:

	2013	2012
	(in millions)
Balance, January 1	$6,363	$4,609
Impact from earnings allocable to policyholder dividend obligation	2	123
Change in net unrealized investment gains (losses) allocated to policyholder dividend obligation	(1,854)	1,631

Balance, December 31	$4,511	$6,363

Closed Block revenues and benefits and expenses for the years ended December 31, were as follows:

	2013	2012	2011
	(in millions)
Revenues
Premiums	$2,728	$2,817	$2,918
Net investment income	2,796	2,919	2,976
Realized investment gains (losses), net	230	243	855
Other income	57	31	38

Total Closed Block revenues	5,811	6,010	6,787

Benefits and Expenses
Policyholders’ benefits	3,334	3,445	3,482
Interest credited to policyholders’ account balances	136	137	139
Dividends to policyholders	1,910	2,021	2,571
General and administrative expenses	467	492	519

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Total Closed Block benefits and expenses	5,847	6,095	6,711

Closed Block revenues, net of Closed Block benefits and expenses, before income taxes and discontinued operations	(36)	(85)	76
Income tax expense (benefit)	(57)	(103)	67

Closed Block revenues, net of Closed Block benefits and expenses and income taxes, before discontinued operations	21	18	9
Income (loss) from discontinued operations, net of taxes	0	(2)	0

Closed Block revenues, net of Closed Block benefits and expenses, income taxes and discontinued operations	$21	$16	$9

13. REINSURANCE

The Company participates in reinsurance primarily to provide additional capacity for future growth, to limit the maximum net loss potential arising from large risks, to manage capital, and in acquiring or disposing of businesses.

On January 2, 2013, the Company acquired The Hartford’s individual life insurance business through a reinsurance transaction. Under the agreement, the Company provided reinsurance for approximately 700,000 life insurance policies with net retained face amount in force of approximately $141 billion. The Company acquired the general account business through a coinsurance arrangement and, for certain types of general account policies, a modified coinsurance arrangement. The Company acquired the separate account business through a modified coinsurance arrangement.

Since 2011, the Company entered into several reinsurance agreements to assume pension liabilities in the United Kingdom. Under these arrangements, the Company assumes the longevity risk associated with the pension benefits of certain named beneficiaries.

In 2006, the Company acquired the variable annuity business of The Allstate Corporation (“Allstate”) through a reinsurance transaction. The reinsurance arrangements with Allstate include a coinsurance arrangement associated with the general account liabilities assumed and a modified coinsurance arrangement associated with the separate account liabilities assumed. The reinsurance payable, which represents the Company’s obligation under the modified coinsurance arrangement, is netted with the reinsurance receivable in the Company’s Consolidated Statement of Financial Position.

In 2004, the Company acquired the retirement business of CIGNA and as a result, entered into various reinsurance arrangements. The Company still has indemnity coinsurance and modified coinsurance without assumption arrangements in effect related to this acquisition.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess, excess of loss and coinsurance. The Company currently reinsures 90% of the mortality risk for most new individual life products. Placement of reinsurance is accomplished primarily on an automatic basis with some specific risks reinsured on a facultative basis. In addition, the Company entered into reinsurance agreements covering 90% of the long-term risks associated with the Closed Block Business, including 17% reinsured by affiliates , through various modified coinsurance arrangements reported under the deposit method of accounting. The Company also reinsures 90% of the short-term risks associated with the Closed Block Business to an affiliate through a coinsurance arrangement.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts under coinsurance arrangements are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Coinsurance arrangements contrast with the Company’s yearly renewable term arrangements, where only mortality risk is transferred to the reinsurer and premiums are paid to the reinsurer to reinsure that risk. The mortality risk that is reinsured under yearly renewable term arrangements represents the difference between the stated death benefits in the underlying reinsured contracts and the corresponding reserves or account value carried by the Company on those same contracts. The premiums paid to the reinsurer are based upon negotiated amounts, not on the actual premiums paid by the underlying contract holders to the Company. As yearly renewable term arrangements are usually

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

entered into by the Company with the expectation that the contracts will be inforce for the lives of the underlying policies, they are considered to be long-duration reinsurance contracts. The cost of reinsurance related to short-duration reinsurance contracts is accounted for over the reinsurance contract period. The Company also participates in reinsurance of Liabilities for Guaranteed Benefits, which are more fully described in Note 11.

The Company participates in reinsurance transactions with the following direct and indirect subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Pramerica Life S.p.A., Pramerica Zycie Towarzystwo Ubezpieczen i Reasekuracji Spolka Akcyjna, Prudential Holdings of Japan, Inc., Pruco Reinsurance Ltd., Prudential Annuities Life Assurance Corporation, Prudential Seguros Mexico, S.A., Prudential Seguros, S.A., Pramerica of Bermuda Life Assurance Company, Ltd., and Prudential Arizona Reinsurance III Company.

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for premiums, policy charges and fees and policyholders’ benefits for the years ended December 31, were as follows:

	2013	2012	2011
	(in millions)
Direct premiums	$10,331	$41,961	$10,417
Reinsurance assumed	1,955	1,918	1,555
Reinsurance ceded	(1,480)	(1,413)	(1,385)

Premiums	$10,806	$42,466	$10,587

Direct policy charges and fees	$3,400	$3,167	$2,541
Reinsurance assumed	919	106	124
Reinsurance ceded	(147)	(105)	(90)

Policy charges and fees	$4,172	$3,168	$2,575

Direct policyholder benefits	$12,884	$44,922	$12,511
Reinsurance assumed	2,231	1,796	1,448
Reinsurance ceded	(1,489)	(1,361)	(1,336)

Policyholders’ benefits	$13,626	$45,357	$12,623

Reinsurance recoverables at December 31, are as follows:
		2013	2012
		(in millions)
Individual and group annuities (1)		$254	$1,921
Life Insurance (2)		3,642	1,985
Other reinsurance		143	149

Total reinsurance recoverable		$4,039	$4,055

(1)

Primarily represents reinsurance recoverables at December 31, 2013 of $248 million related to the acquisition of the retirement business of CIGNA. Reinsurance recoverables at December 31, 2012 primarily represent $1,287 million established under the reinsurance arrangements between Pruco Life Insurance Company and Pruco Reinsurance Ltd. and $628 million related to the acquisition of the retirement business of CIGNA. The Company has also recorded reinsurance payables of $388 million at December 31, 2013 related to the reinsurance arrangements between Pruco Life Insurance Company and Pruco Reinsurance Ltd. and reinsurance payables of $248 million and $628 million at December 31, 2013 and 2012, respectively, related to the acquisition of the retirement business of CIGNA.

(2)

Includes $1,597 million of reinsurance recoverables established at December 31, 2013 under the reinsurance arrangements associated with the acquisition of the individual life business of The Hartford. The Company has also recorded reinsurance payables related to the individual life business of The Hartford acquisition of $1,244 million at December 31, 2013.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

“Premiums” includes affiliated reinsurance assumed of $1,695 million, $1,705 million and $1,447 million and affiliated reinsurance ceded of $(131) million, $(87) million and $(117) million for the years ended December 31, 2013, 2012, and 2011, respectively.

“Policyholders’ benefits” includes affiliated reinsurance assumed of $1,431 million, $1,371 million and $1,169 million and affiliated reinsurance ceded of $(39) million, $(40) million and $(70) million for the years ended December 31, 2013, 2012, and 2011, respectively.

“General and administrative expenses” include affiliated assumed expenses of $197 million, $160 million and $39 million for the years ended December 31, 2013, 2012, and 2011, respectively.

“Due from parent and affiliates” includes affiliated reinsurance recoverables of $1,328 million and $1,308 million at December 31, 2013 and 2012, respectively reflected in the table above. Excluding the reinsurance recoverable associated with the acquisition of the individual life business of The Hartford, the retirement business of CIGNA, and affiliated reinsurance recoverables, four major reinsurance companies account for approximately 67% of the reinsurance recoverable at December 31, 2013. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

“Due to parent and affiliates” includes reinsurance payables of $7,004 million and $5,852 million at December 31, 2013 and 2012, respectively.

“Due to parent and affiliates” also includes $423 million and “Due from parent and affiliates” also includes $1,290 million at December 31, 2013 and 2012, respectively, related to the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits. “Realized investment gains (losses), net” includes a loss of $2,346 million, a loss of $56 million and a gain of $935 million for the years ended December 31, 2013, 2012, and 2011, respectively, related to the change in fair values of these ceded embedded derivative liabilities.

“Deferred policy acquisition costs” includes affiliated amounts related to reinsurance of $1,450 million and $1,379 million at December 31, 2013 and 2012, respectively.

14. SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

	2013	2012
	(in millions)
Commercial paper	$460	$359
Other notes payable(1)(2)	28	116
Current portion of long-term debt(3)	1,125	225

Total short-term debt	$1,613	$700

Supplemental short-term debt information:
Portion of commercial paper borrowings due overnight	$364	$111
Daily average commercial paper outstanding	$1,040	$920
Weighted average maturity of outstanding commercial paper, in days	13	18
Weighted average interest rate on outstanding short-term debt(4)	0.15%	0.28%

(1)

There were no collateralized borrowings at December 31, 2013. The amount includes collateralized borrowings from the Federal Home Loan Bank of New York of $100 million at December 31, 2012, which are discussed in more detail below.

(2)

Includes notes due to related parties of $28 million and $16 million at December 31, 2013 and 2012, respectively. The related party notes payable has interest rates varying from 0.7% to 0.8% in 2013. The related party notes at December 31, 2013 and 2012, were denominated in foreign currency.

(3)

Includes notes due to related parties of $1,021 million and $121 million at December 31, 2013 and 2012, respectively. The related party notes payable has interest rates varying from 0.6% to 14.9% in 2013. The related party notes included $5 million of notes denominated in foreign currency at both December 31, 2013 and 2012.

(4)	Excludes the current portion of long-term debt.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

At December 31, 2013 and 2012, the Company was in compliance with all covenants related to the above debt.

Commercial Paper

Prudential Funding, LLC (“Prudential Funding”), a wholly-owned subsidiary of Prudential Insurance, has a commercial paper program with an authorized capacity of $7.0 billion, of which $460 million was outstanding as of December 31, 2013. Prudential Funding commercial paper borrowings have generally served as an additional source of financing to meet the working capital needs of Prudential Insurance and its subsidiaries. Prudential Funding also lends to other subsidiaries of Prudential Financial up to limits agreed with the New Jersey Department of Banking and Insurance (“NJDOBI”). Prudential Funding maintains a support agreement with Prudential Insurance whereby Prudential Insurance has agreed to maintain Prudential Funding’s tangible net worth at a positive level. Additionally, Prudential Financial has issued a subordinated guarantee covering Prudential Funding’s $7.0 billion commercial paper program.

Federal Home Loan Bank of New York

Prudential Insurance is a member of the Federal Home Loan Bank of New York (“FHLBNY”). Membership allows Prudential Insurance access to the FHLBNY’s financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements. Under applicable law, the funding agreements issued to the FHLBNY have priority claim status above debt holders of Prudential Insurance. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings. FHLBNY membership requires Prudential Insurance to own member stock and borrowings require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Under FHLBNY guidelines, if Prudential Insurance’s financial strength ratings decline below A/A2/A Stable by S&P/Moody’s/Fitch, respectively, and the FHLBNY does not receive written assurances from the NJDOBI regarding Prudential Insurance’s solvency, new borrowings from the FHLBNY would be limited to a term of 90 days or less. Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased by Prudential Insurance is classified as restricted general account investments within “Other long-term investments,” and the carrying value of these investments was $168 million and $170 million as of December 31, 2013. and 2012, respectively.

NJDOBI permits Prudential Insurance to pledge collateral to the FHLBNY in an amount of up to 5% of its prior year-end statutory net admitted assets, excluding separate account assets. Based on Prudential Insurance’s statutory net admitted assets as of December 31, 2012, the 5% limitation equates to a maximum amount of pledged assets of $8.1 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels and purchases of activity-based stock) of approximately $6.5 billion. Nevertheless, FHLBNY borrowings are subject to the FHLBNY’s discretion and to the availability of qualifying assets at Prudential Insurance.

As of December 31, 2013, Prudential Insurance had pledged assets with a fair value of $2.7 billion supporting aggregate outstanding collateralized advances and funding agreements of $2.2 billion. As of December 31, 2013, an outstanding advance of $280 million is in “Long-term debt” and matures in December 2015, and outstanding funding agreements, totaling $1,947 million are included in “Policyholders’ account balances.” The fair value of qualifying assets that were available to Prudential Insurance but not pledged amounted to $3.1 billion as of December 31, 2013.

Federal Home Loan Bank of Boston

Prudential Retirement Insurance and Annuity Company (“PRIAC”), a wholly-owned subsidiary of the Company, is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows PRIAC access to collateralized advances which will be classified in “Short-term debt” or “Long-term debt,” depending on the maturity date of the obligation. PRIAC’s membership in FHLBB requires the ownership of member stock and borrowings from FHLBB require the purchase of activity-based stock in an amount between 3.0% and 4.5% of outstanding borrowings depending on the maturity date of the obligation. As of December 31, 2013, PRIAC had no advances outstanding under the FHLBB facility.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Under Connecticut state insurance law, without the prior consent of the Connecticut Insurance Department (“CTID”), the amount of assets insurers may pledge to secure debt obligations is limited to the lesser of 5% of prior-year statutory admitted assets or 25% of prior-year statutory surplus, resulting in a maximum borrowing capacity for PRIAC under the FHLBB facility of approximately $230 million, none of which was outstanding as of December 31, 2013. Previously, the CTID provided a temporary advance consent to PRIAC, permitting it to pledge up to $2.6 billion in qualifying assets to secure FHLBB borrowings, resulting in a maximum borrowing capacity under the facility of approximately $1.7 billion; however, this consent expired as of December 31, 2013.

Credit Facilities

As of December 31, 2013, the Company had a $1,750 million three-year facility expiring in November 2016. This expiration date reflects a November 2013 amendment to the facility which extended the term by approximately 2 years. The facility has both Prudential Financial and Prudential Funding as borrowers. The facility may be used for general corporate purposes, including as backup liquidity for the Company’s commercial paper program discussed above. As of December 31, 2013, there were no outstanding borrowings under this credit facility.

The credit facility contains representations and warranties, covenants and events of default that are customary for facilities of this type; however, borrowings under the facility are not contingent on the Company’s credit ratings nor subject to material adverse change clauses. Borrowings under the credit facility are conditioned on the continued satisfaction of other customary conditions, including the maintenance at all times of consolidated net worth, relating to the Financial Services Businesses of Prudential Financial only, of at least $18.985 billion, which for this purpose is calculated as U.S. GAAP equity, excluding AOCI and excluding equity of noncontrolling interests. As of December 31, 2013 and 2012, Prudential Financial’s consolidated net worth of the Financial Services Businesses exceeded the minimum amount required to borrow under the facility.

In addition to the above credit facility, the Company had access to $335 million of certain other lines of credit at December 31, 2013, which was for the sole use of certain real estate separate accounts. The separate account facilities include loan-to-value ratio requirements and other financial covenants and recourse on obligations under these facilities is limited to the assets of the applicable separate account. At December 31, 2013, $38 million of these credit facilities were used. The Company also has access to uncommitted lines of credit from financial institutions.

Long-term Debt

Long-term debt at December 31, is as follows:

	Maturity Dates	Rate (1)	2013	2012
			(in millions)
Fixed-rate notes:
Surplus notes(2)	2014-2052	5.36%-8.30%	$2,090	$2,989
Surplus notes subject to set-off arrangements	2021-2033	3.52%-5.26%	2,400	1,000
Senior notes(3)(4)	2014-2043	0.55%-14.85%	6,118	5,711
Floating-rate notes:
Surplus notes	2016-2052	0.51%-3.52%	3,200	3,200
Senior notes(5)	2017-2023	1.62%-3.13%	162	111

Subtotal			13,970	13,011

Less: assets under set-off arrangements(6)			2,400	1,000

Total long-term debt			$11,570	$12,011

(1)	Range of interest rates are for the year ended December 31, 2013

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

(2)

Fixed rate surplus notes at December 31, 2013 and 2012 include $1,149 million and $2,048 million, due to a related party. Maturities of these notes range from 2014 through 2052. The interest rates ranged from 5.7% to 8.3% in 2013.

(3)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $280 million at both December 31, 2013 and 2012, respectively. These borrowings are discussed in more detail above.
(4)

Fixed rate senior notes at December 31, 2013 and 2012 include $4,875 million and $4,398 million, respectively, due to related parties. Maturities of these notes range from 2014 through 2043 and interest rates ranged from 0.6% to 14.9% in 2013. These related party notes included $181 million and $191 million at December 31, 2013 and 2012, respectively, of notes which were denominated in foreign currency.

(5)	Includes $39 million and $38 million at December 31, 2013 and 2012, respectively of notes denominated in foreign currency.
(6)

Assets under set-off arrangements represent a reduction in the amount of fixed-rate surplus notes included in long-term debt, relating to an arrangement where valid rights off set-off exist and it is the intent of both parties to settle on a net basis under legally enforceable arrangements.

At December 31, 2013 and 2012, the Company was in compliance with all debt covenants related to the borrowings in the above table.

The following table presents, as of December 31, 2013, the Company’s contractual principal payments of its long-term debt:

Long-term Debt
(in millions)
Calendar Year:
2015	$2,016
2016	718
2017	730
2018	1,609
2019 and thereafter	6,497

Total	$11,570

Surplus Notes

As of December 31, 2013 and 2012, $941 million and $940 million of fixed-rate surplus notes were outstanding to non-affiliates. These notes are subordinated to other Prudential Insurance borrowings and policyholder obligations, and the payment of interest and principal may only be made with the prior approval of NJDOBI. NJDOBI could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2013 and 2012, the Company met these statutory capital requirements.

Prudential Insurance’s fixed-rate surplus notes include $500 million of exchangeable surplus notes issued in a private placement in 2009 with an interest rate of 5.36% per annum and due September 2019. The surplus notes are exchangeable at the option of the holder, in whole but not in part, for shares of Prudential Financial Common Stock beginning in September 2014, or earlier upon a fundamental business combination involving Prudential Financial or a continuing payment default. The initial exchange rate for the surplus notes is 10.1235 shares of Common Stock per each $1,000 principal amount of surplus notes, which represents an initial exchange price per share of Common Stock of $98.78; however, the exchange rate is subject to customary anti-dilution adjustments. The exchange rate is also subject to a make-whole decrease in the event of an exchange prior to maturity (except upon a fundamental business combination or a continuing payment default), that will result in a reduction in the number of shares issued upon exchange (per $1,000 principal amount of surplus notes) determined by dividing a prescribed cash reduction value (which will decline over the life of the surplus notes, from $102.62 for an exercise on September 18, 2014 to zero for an exercise at maturity) by the price of the Common Stock at the time of exchange. In addition, the exchange rate is subject to a customary make-whole increase in connection with an exchange of the surplus notes upon a fundamental business combination where 10% or more of the consideration in that business combination consists of cash, other property or securities that are not listed on a U.S. national securities exchange. These exchangeable surplus notes are not redeemable by Prudential Insurance prior to maturity, except in connection with a fundamental business combination involving Prudential Financial, in which case the surplus notes will be redeemable by Prudential Insurance, subject to the noteholders’ right to exchange the surplus notes instead, at par or, if greater, a make-whole redemption price.

From 2011 through 2013, a captive reinsurance subsidiary of Prudential Insurance entered into agreements providing for the issuance and sale of up to $2.0 billion of ten-year fixed-rate surplus notes. Under the agreements, the captive receives in exchange for the surplus notes one or more credit-linked notes issued by a special purpose subsidiary of the Company in an aggregate principal amount equal to the surplus notes issued. The captive holds the credit-linked notes as assets supporting non-economic

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

reserves required to be held by the Company’s domestic insurance subsidiaries under Regulation XXX in connection with the reinsurance of term life insurance policies through the captive. The principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event affecting the captive. Under the agreements, external counterparties have agreed to fund any such payment under the credit-linked notes in return for a fee. Prudential Financial has agreed to make capital contributions to the captive to reimburse it for investment losses in excess of specified amounts and has agreed to reimburse the external counterparties for any payments under the credit-linked notes that are funded by those counterparties. As of December 31, 2013, an aggregate of $1,500 million of surplus notes were outstanding under these agreements and no such payments under the credit-linked notes have been required.

In December 2013, another captive reinsurance subsidiary entered into a twenty-year financing facility with external counterparties providing for the issuance and sale of a surplus note in an aggregate principal amount of up to $2 billion in order to finance non-economic reserves required to be held by the Company’s domestic insurance subsidiaries under Guideline AXXX. The agreements contemplate that additional external counterparties may be added to this facility in the future which could increase the size of the facility to $3 billion. Similar to the agreements described above, the captive receives in exchange for the surplus note one or more credit linked notes issued by a special purpose affiliate in an aggregate principal amount equal to the surplus note. As above, the principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event, and the external counterparties have agreed to fund any such payment. Prudential Financial has agreed to reimburse the captive for investment losses in excess of specified amounts; however, Prudential Financial has no other reimbursement obligations to the external counterparties under this facility. As of December 31, 2013, an aggregate of $900 million of surplus notes were outstanding under the facility and no credit-linked note payments have been required.

Under each of the above transactions for the captive reinsurance subsidiaries, because valid rights of set-off exist, interest and principal payments on the surplus notes and on the credit-linked notes are settled on a net basis, and the surplus notes are reflected in the Company’s total consolidated borrowings on a net basis.

Other Captive reinsurance subsidiaries have outstanding $3.2 billion of floating-rate surplus notes that were issued in 2006 through 2008 with unaffiliated institutions to finance reserves required under Regulation XXX and Guideline AXXX. Prudential Financial has agreed to maintain the capital of these subsidiaries at or above a prescribed minimum level and has entered into arrangements (which are accounted for as derivative instruments) that require it to make certain payments in the event of deterioration in the value of these surplus notes. As of December 31, 2013 and 2012, there were no collateral postings made under these derivative instruments.

As of both December 31, 2013 and 2012, captive reinsurance subsidiaries had outstanding $2,046 million, of fixed-rate surplus notes to affiliates which finance reserves required under Regulation XXX and Guideline AXXX.

The surplus notes for the captive reinsurance subsidiaries described above are subordinated to policyholder obligations, and the payment of principal on the surplus notes may only be made with prior approval of the Arizona Department of Insurance. The payment of interest on the surplus notes has been approved by the Arizona Department of Insurance, subject to its ability to withdraw that approval.

Other

Asset-backed notes. On March 30, 2012, Prudential Insurance sold, in a Rule 144A private placement, $1.0 billion of 2.997% asset-backed notes with a final maturity of September 30, 2015. As of December 31, 2013, the outstanding balance of these notes was $850 million due to scheduled repayments. The notes are secured by the assets of a trust, consisting of approximately $2.8 billion aggregate principal balance of residential mortgage-backed securities deposited into the trust by Prudential Insurance. Payments of interest and principal on the notes will be made only to the extent of funds available to the trust in accordance with a priority of payments set forth in the indenture governing the notes. Prudential Financial guaranteed to the holders of the notes the timely payment of all principal and interest due on the notes and any “make-whole payments” that may become due as a result of the payment of principal on the notes prior to the scheduled payment date.

Funding Agreement Notes Issuance Program. The Company maintains a Funding Agreement Notes Issuance Program in which a statutory trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance. These obligations are included in “Policyholders’ account balances” and not included in the foregoing table. See Notes 5 and 10 for further discussion of these obligations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Interest Expense

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The impact of these derivative instruments are not reflected in the rates presented in the tables above. For those derivative instruments that qualify for hedge accounting treatment, interest expense was increased by $1 million for the year ended December 31, 2013 and there was no material effect on interest expense for the years ended December 31, 2012 and 2011. See Note 21 for additional information on the Company’s use of derivative instruments.

Interest expense for short-term and long-term debt, including interest on affiliated debt, was $578 million, $488 million and $358 million, for the years ended December 31, 2013, 2012 and 2011, respectively. Interest expense related to affiliated debt was $358 million, $282 million and $203 million for the years ended December 31, 2013, 2012 and 2011, respectively. “Due to parent and affiliates” included $55 million and $46 million associated with the affiliated long-term interest payable at December 31, 2013 and 2012, respectively.

15. EQUITY

Accumulated Other Comprehensive Income

The balances of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, are as follows (net of taxes):

	Accumulated Other Comprehensive Income (Loss) Attributable to Prudential Financial, Inc.
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses) (1)	Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)	Total Accumulated Other Comprehensive Income (Loss)
	(in millions)
Balance, December 31, 2010	$107	$2,351	$(1,310)	$1,148
Change in other comprehensive income before reclassifications	(25)	3,562	(368)	3,169
Amounts reclassified from AOCI	(11)	(939)	74	(876)
Income tax benefit (expense)	9	(932)	100	(823)

Balance, December 31, 2011	80	4,042	(1,504)	2,618

Change in other comprehensive income before reclassifications	6	1,815	(780)	1,041
Amounts reclassified from AOCI	0	(282)	95	(187)
Income tax benefit (expense)	(1)	(496)	237	(260)

Balance, December 31, 2012	85	5,079	(1,952)	3,212

Change in other comprehensive income before reclassifications	3	(6,187)	729	(5,455)
Amounts reclassified from AOCI	4	549	117	670
Income tax benefit (expense)	(3)	1,974	(300)	1,671

Balance, December 31, 2013	$89	$1,415	$(1,406)	$98

(1)	Includes cash flow hedges of ($379) million, ($168) million, and $2 million as of December 31, 2013, 2012 and 2011, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31, 2013	Affected line item in Consolidated Statements of Operations
	(in millions)
Amounts reclassified from AOCI (1)(2):

Foreign currency translation adjustment:
Foreign currency translation adjustment	$0	Realized investment gains (losses), net
Foreign currency translation adjustment	(4)	Other income

Total foreign currency translation adjustment	(4)

Net unrealized investment gains (losses):
Cash flow hedges - Interest Rate	(1)	(3)
Cash flow hedges - Currency/Interest rate	(45)	(3)
Net unrealized investment gains (losses) on available-for-sale securities	(569)
Net unrealized investment gains (losses) - all other	66

Total net unrealized investment gains (losses)	(549)	(4)

Amortization of defined benefit items:
Prior service cost	14	(5)
Actuarial gain (loss)	(131)	(5)
Transition obligation	0	(5)

Total amortization of defined benefit items	(117)

Total reclassifications for the period	$(670)

(1)	All amounts are shown before tax.
(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(3)	See Note 21 for additional information on cash flow hedges.
(4)

See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ dividends.

(5)	See Note 17 for information on employee benefit plans.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as available-for-sale and certain other long-term investments and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Value of Business Acquired	Future Policy Benefits and Policyholders’ Account Balances	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2010	$(807)	$3	$(5)	$334	$159	$(316)
Net investment gains (losses) on investments arising during the period	(376)				132	(244)
Reclassification adjustment for (gains) losses included in net income	265				(93)	172
Reclassification adjustment for OTTI losses excluded from net income(1)	(52)				18	(34)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and value of business acquired		1			0	1
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			18		(6)	12
Impact of net unrealized investment (gains) losses on policyholders’ dividends				132	(46)	86

Balance, December 31, 2011	$(970)	$4	$13	$466	$164	$(323)
Net investment gains (losses) on investments arising during the period	504				(176)	328
Reclassification adjustment for (gains) losses included in net income	310				(109)	201
Reclassification adjustment for OTTI losses excluded from net income(1)	(89)				31	(58)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and value of business acquired		(5)			2	(3)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			(10)		4	(6)
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(327)	114	(213)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Balance, December 31, 2012	$(245)	$(1)	$3	$139	$30	$(74)
Net investment gains (losses) on investments arising during the period	183				(64)	119
Reclassification adjustment for (gains) losses included in net income	115				(40)	75
Reclassification adjustment for OTTI losses excluded from net income(1)	(7)				2	(5)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and value of business acquired		(5)			2	(3)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			1		0	1
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(75)	26	(49)

Balance, December 31, 2013	$46	$(6)	$4	$64	$(44)	$64

(1)    Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Value of Business Acquired	Future Policy Benefits and Policyholders’ Account Balances	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2010	$7,590	$(347)	$(935)	$(2,450)	$(1,191)	$2,667
Net investment gains (losses) on investments arising during the period	6,256				(2,202)	4,054
Reclassification adjustment for (gains) losses included in net income	(1,204)				421	(783)
Reclassification adjustment for OTTI losses excluded from net income(2)	52				(18)	34
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and value of business acquired		(207)			72	(135)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			(401)		140	(261)
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(1,863)	652	(1,211)

Balance, December 31, 2011	$12,694	$(554)	$(1,336)	$(4,313)	$(2,126)	$4,365
Net investment gains (losses) on investments arising during the period	2,926				(984)	1,942
Reclassification adjustment for (gains) losses included in net income	(592)				207	(385)
Reclassification adjustment for OTTI losses excluded from net income(2)	89				(31)	58
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and value of business acquired		(87)			30	(57)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			117		(41)	76
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(1,304)	456	(848)

Balance, December 31, 2012	$15,117	$ (641)	$ (1,219)	$ (5,617)	$ (2,489)	$5,151
Net investment gains (losses) on investments arising during the period	(9,207)				3,224	(5,983)
Reclassification adjustment for (gains) losses included in net income	434				(152)	282
Reclassification adjustment for OTTI losses excluded from net income(2)	7				(2)	5
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and value of business acquired		456			(160)	296
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			533		(187)	346
Impact of net unrealized investment (gains) losses on policyholders’ dividends				1,929	(675)	1,254

Balance, December 31, 2013	$6,351	$(185)	$(686)	$(3,688)	$(441)	$1,351

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.
(2)	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Dividend Restrictions

New Jersey insurance law provides that, except in the case of extraordinary dividends (as described below), all dividends or other distributions paid by Prudential Insurance may be paid only from unassigned surplus, as determined pursuant to statutory accounting principles, less cumulative unrealized investment gains and losses and revaluation of assets as of the prior calendar year-end. As of December 31, 2013, Prudential Insurance’s unassigned surplus was $4,439 million, and it recorded applicable adjustments for cumulative unrealized investment gains of $2,304 million. Prudential Insurance must give prior notification to the New Jersey Department of Banking and Insurance (“NJDOBI”) of its intent to pay any such dividend or distribution. Also, if any dividend, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of Prudential Insurance’s statutory surplus as of the preceding December 31 ($938 million as of December 31, 2013) or (ii) its statutory net gain from operations excluding realized investment gains and losses for the twelve-month period ending on the preceding December 31, ($1,252 million for the year ended December 31, 2013), the dividend is considered to be an “extraordinary dividend” and requires the prior approval of NJDOBI. Under New Jersey insurance law, Prudential Insurance is permitted to pay a dividend of $1,252 million in 2014 without prior approval of NJDOBI.

The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s. In addition, although prior regulatory approval may not be required by law for the payment of dividends up to the limitations described above, in practice, the Company would typically discuss any dividend payments with the applicable regulatory authority prior to payment. Additionally, the payment of dividends by Prudential Insurance and its subsidiaries is subject to declaration by their Board of Directors and may be affected by market conditions and other factors.

Statutory Net Income, Capital and Surplus

Prudential Insurance and its subsidiaries are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. These subsidiaries do not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $1,358 million, $1,382 million and $826 million for the years ended December 31, 2013, 2012 and 2011, respectively. Statutory capital and surplus of Prudential Insurance amounted to $9,383 million and $8,699 million at December 31, 2013 and 2012, respectively.

The Risk Based Capital (“RBC”) ratio is a primary measure by which the Company and its insurance regulators evaluate the capital adequacy of Prudential Insurance and its insurance subsidiaries. The RBC ratio for Prudential Insurance includes both the Financial Services Businesses and Closed Block Business. RBC is determined by NAIC-prescribed formulas that consider, among other things, risks related to the type and quality of the invested assets, insurance-related risks associated with an insurer’s products and liabilities, interest rate risks and general business risks. If Total Adjusted Capital (“TAC”), as calculated in a manner prescribed by the NAIC, falls below the Company Action Level RBC, corrective action is required. As of December 31, 2013, Prudential Insurance had Total Adjusted Capital levels in excess of 4.0 times the regulatory required minimums that would require corrective action.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

16. STOCK-BASED COMPENSATION

In 2013 and prior, Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, performance shares and performance units, under a plan authorized by Prudential Financial’s Board of Directors.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Prudential Financial recognizes the cost resulting from all share-based payments in the financial statements in accordance with the authoritative guidance on accounting for stock based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2013, 2012 and 2011, include allocated costs of $13 million, $14 million and $13 million, respectively, associated with employee stock options and $53 million, $39 million, and $39 million, respectively, associated with employee restricted stock units, performance shares and performance units issued by Prudential Financial to certain employees of the Company.

17. EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

On December 6, 2013, the Company transferred $340 million of assets within the qualified pension plan under Section 420 of the Internal Revenue Code from assets supporting pension benefits to assets supporting retiree medical and life benefits. The transfer resulted in a reduction to the prepaid benefit cost for the qualified pension plan and an offsetting decrease in the accrued benefit liability for the postretirement plan with no net effect on stockholders’ equity on the Company’s consolidated financial position. The transfer had no impact on the Company’s consolidated results of operations, but will reduce the future cash contributions required to be made to the postretirement plan.

Prepaid benefits costs and accrued benefit liabilities are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of December 31, 2013 and 2012, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2013	2012	2013	2012
	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(10,296)	(9,236)	$(2,347)	(2,260)
Acquisition/divestiture	0	0	(3)	0
Service cost	(155)	(157)	(15)	(13)
Interest cost	(413)	(443)	(88)	(100)
Plan participants’ contributions	0	0	(28)	(27)
Medicare Part D subsidy receipts	0	0	(12)	(17)
Amendments	(2)	53	0	0
Annuity purchase	1	1	0	0
Actuarial gains/(losses), net	876	(1,039)	214	(127)
Settlements	0	0	0	0
Curtailments	0	0	0	0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Special termination benefits	(2)	(2)	0	0
Benefits paid	580	536	200	199
Foreign currency changes and other	(5)	(9)	1	(2)

Benefit obligation at end of period	$(9,416)	$(10,296)	$(2,078)	$(2,347)

Change in plan assets
Fair value of plan assets at beginning of period	$12,352	$11,717	$1,329	$1,344
Actual return on plan assets	249	1,089	244	141
Annuity purchase	(1)	(1)	0	0
Employer contributions	95	71	18	16
Plan participants’ contributions	0	0	28	27
Disbursement for settlements	0	0	0	0
Benefits paid	(580)	(536)	(200)	(199)
Foreign currency changes and other	7	12	(14)	0
Effect of Section 420 transfer	(340)	0	340	0

Fair value of plan assets at end of period	$11,782	$12,352	$1,745	$1,329

Funded status at end of period	$2,366	$2,056	$(333)	$(1,018)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$3,353	$3,130	$0	$0
Accrued benefit liability	(987)	(1,074)	(333)	(1,018)

Net amount recognized	$2,366	$2,056	$(333)	$(1,018)

Items recorded in “Accumulated other comprehensive income “not yet recognized as a component of net periodic (benefit) cost:
Transition obligation	$0	$0	$0	$0
Prior service cost	(12)	(16)	(19)	(30)
Net actuarial loss	1,806	2,244	456	877

Net amount not recognized	$1,794	$2,228	$437	$847

Accumulated benefit obligation	$(8,933)	$(9,800)	$(2,078)	$(2,347)

In addition to the plan assets above, the Company in 2007 established an irrevocable trust, commonly referred to as a “rabbi trust,” for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($892 million and $971 million benefit obligation at December 31, 2013 and 2012, respectively). Assets held in the rabbi trust are available to the general creditors of the Company in the event of insolvency or bankruptcy. The Company may from time to time in its discretion make contributions to the trust to fund accrued benefits payable to participants in one or more of the plans, and, in the case of a change in control of the Company, as defined in the trust agreement, the Company will be required to make contributions to the trust to fund the accrued benefits, vested and unvested, payable on a pretax basis to participants in the plans. The Company made a discretionary payment of $95 million and $0 million to the trust in 2013 and 2012, respectively. As of December 31, 2013 and 2012, the assets in these trusts had a carrying value of $561 million and $445 million, respectively.

The Company also maintains a separate rabbi trust established at the time of the combination of its retail securities brokerage and clearing operations with those of Wachovia for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($73 million and $80 million benefit obligation at December 31, 2013 and 2012, respectively), as well as certain cash-based deferred compensation arrangements. As of December 31, 2013 and 2012, the assets in the trust had a carrying value of $116 million and $135 million, respectively.

Pension benefits for foreign plans comprised 3% and 2% of the ending benefit obligation for 2013 and 2012, respectively. Foreign pension plans comprised 3% and 2% of the ending fair value of plan assets for 2013 and 2012, respectively. There are no material foreign postretirement plans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Information for pension plans with a projected benefit obligation in excess of plan assets

	2013	2012
	(in millions)

Projected benefit obligation	$987	$1,074
Fair value of plan assets	0	0

Information for pension plans with an accumulated benefit obligation in excess of plan assets

	2013	2012
	(in millions)

Accumulated benefit obligation	$839	$921
Fair value of plan assets	0	0

In 2013 and 2012 the pension plans purchased annuity contracts from Prudential Insurance for $1 million. The approximate future annual benefit payment payable by Prudential Insurance for all annuity contracts was $21 million and $18 million as of December 31, 2013 and 2012, respectively.

There were pension plan amendments in 2013 and 2012. In 2013 the benefit obligation for pension benefits increased $2 million for immediately vesting employees due to the Section 420 transfer. In 2012 the benefit obligation for pension benefits decreased $53 million to reduce future pension benefits associated with the cash balance feature of certain plans. There were no postretirement plan amendments in 2013 and 2012.

Components of Net Periodic Benefit Cost

The Company uses market related value to determine components of net periodic (benefit) cost. Market related value recognizes certain changes in fair value of plan assets over a period of five years. Changes in the fair value of U.S Equities, International Equities, Real Estate and Other Assets are recognized over a five year period. However, the fair value for Fixed Maturity assets (including short term investments) are recognized immediately for the purposes of market related value.

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2013	2012	2011	2013	2012	2011
	(in millions)
Service cost	$155	$157	$137	$15	$13	$10
Interest cost	413	443	454	88	100	109
Expected return on plan assets	(766)	(806)	(754)	(87)	(88)	(98)
Amortization of transition obligation	0	0	0	0	0	1
Amortization of prior service cost	(2)	22	23	(11)	(12)	(12)
Amortization of actuarial (gain) loss, net	76	30	26	55	55	36
Settlements	0	0	0	0	0	0
Curtailments	0	0	(18)	0	0	0
Special termination benefits (1)	2	2	3	0	0	0

Net periodic (benefit) cost (2)	$(122)	$(152)	$(129)	$60	$68	$46

(1)	Certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination.
(2)	Includes net periodic (benefit) cost for pensions of $0 million, $0 million and ($18) million for 2013, 2012 and 2011, respectively, that have been classified as discontinued operations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Changes in Accumulated Other Comprehensive Income

The amounts recorded in “Accumulated other comprehensive income” as of the end of the period, which have not yet been recognized as a component of net periodic (benefit) cost, and the related changes in these items during the period that are recognized in “Other Comprehensive Income” are as follows:

	Pension Benefits			Other Postretirement Benefits

	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss
	(in millions)
Balance, December 31, 2010	$0	$81	$1,450	$1	$(54)	$617
Amortization for the period	0	(23)	(26)	(1)	12	(36)
Deferrals for the period	0	0	110	0	0	274
Impact of foreign currency changes and other	0	1	(13)	0	0	(3)

Balance, December 31, 2011	$0	59	1,521	$0	(42)	852

Amortization for the period	0	(22)	(30)	0	12	(55)
Deferrals for the period	0	(53)	756	0	0	74
Impact of foreign currency changes and other	0	0	(3)	0	0	6

Balance, December 31, 2012	$0	$(16)	$2,244	$0	$(30)	$877

Amortization for the period	0	2	(76)	0	11	(55)
Deferrals for the period	0	2	(359)	0	0	(371)
Impact of foreign currency changes and other	0	0	(3)	0	0	5

Balance, December 31, 2013	$0	$(12)	$1,806	$0	$(19)	$456

The amounts included in “Accumulated other comprehensive income” expected to be recognized as components of net periodic (benefit) cost in 2014 are as follows:

	Pension Benefits	Other Postretirement Benefits
	(in millions)
Amortization of transition obligation	$0	$0
Amortization of prior service cost	(2)	(11)
Amortization of actuarial (gain) loss, net	72	25

Total	$70	$14

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company’s assumptions related to the calculation of the domestic benefit obligation (end of period) and the determination of net periodic (benefit) cost (beginning of period) are presented in the table below:

	Pension Benefits			Other Postretirement Benefits
	2013	2012	2011	2013	2012	2011
Weighted-average assumptions
Discount rate (beginning of period)	4.05%	4.85%	5.60%	3.85%	4.60%	5.35%
Discount rate (end of period)	4.95%	4.05%	4.85%	4.75%	3.85%	4.60%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Expected return on plan assets (beginning of period)	6.25%	6.75%	7.00%	7.00%	7.00%	7.00%
Health care cost trend rates (beginning of period)	N/A	N/A	N/A	5.00-7.50%	5.00-7.50%	5.00-7.50%
Health care cost trend rates (end of period)	N/A	N/A	N/A	5.00-7.08%	5.00-7.50%	5.00-7.50%
For 2013, 2012 and 2011, the ultimate health care cost trend rate after gradual decrease until: 2019, 2017, 2017 (beginning of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%
For 2012, 2011 and 2010, the ultimate health care cost trend rate after gradual decrease until: 2019, 2019, 2017 (end of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement obligations at December 31, 2013 and December 31, 2012 is based upon the value of a portfolio of Aa investments whose cash flows would be available to pay the benefit obligation’s cash flows when due. The portfolio is selected from a compilation of approximately 515 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. The Aa portfolio is then selected and, accordingly, its value is a measure of the benefit obligation at December 31, 2013 and December 31, 2012. A single equivalent discount rate is calculated to equate the value of the Aa portfolio to the cash flows for the benefit obligation. The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.

The pension and postretirement expected long-term rates of return on plan assets for 2013 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2013. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation, effect of active management, expenses and the effect of rebalancing. The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation, effect of active management, expenses and the effect of rebalancing.

The Company applied the same approach to the determination of the expected long-term rate of return on plan assets in 2014. The expected rate of return for 2014 is 6.25% and 7.00% for pension and postretirement, respectively.

The assumptions for foreign pension plans are based on local markets. There are no material foreign postretirement plans.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits
(in millions)
One percentage point increase
Increase in total service and interest costs	$7
Increase in postretirement benefit obligation	144

One percentage point decrease
Decrease in total service and interest costs	$5
Decrease in postretirement benefit obligation	117

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Plan Assets

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments. The cash requirements for a pension obligation, which include a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments, are designed to be met by the bonds and short term investments in the portfolio. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit, and a life benefit. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of the December 31, 2013 are as follows:

	Pension		Postretirement
	Minimum	Maximum	Minimum	Maximum
Asset Category
U.S. Equities	4%	19%	42%	55%
International Equities	4%	20%	1%	9%
Fixed Maturities	52%	70%	1%	46%
Short-term Investments	0%	15%	0%	51%
Real Estate	2%	12%	0%	0%
Other	0%	14%	0%	0%

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

Assets held with Prudential Insurance are in either pooled separate accounts or single client separate accounts. Pooled separate accounts hold assets for multiple investors. Each investor owns a “unit of account.” Single client separate accounts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned. Assets held with a bank are either in common/collective trusts or single client trusts. Common or collective trusts hold assets for more than one investor. Each investor owns a “unit of account.” Single client trusts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2013 and December 31, 2012 for either the pension or postretirement plans.

The authoritative guidance around fair value established a framework for measuring fair value. Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 19.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Insurance Company Pooled Separate Accounts, Common or Collective Trusts, and United Kingdom Insurance Pooled Funds – Insurance company pooled separate accounts are invested via group annuity contracts issued by Prudential Insurance. Assets are represented by a “unit of account.” The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The underlying investments are valued in accordance with the corresponding valuation method for the investments held.

Equities – See Note 19 for a discussion of the valuation methodologies for equity securities.

U.S. Government Securities (both Federal and State & Other), Non–U.S. Government Securities, and Corporate Debt - See Note 19 for a discussion of the valuation methodologies for fixed maturity securities.

Interest Rate Swaps – See Note 19 for a discussion of the valuation methodologies for derivative instruments.

Guaranteed Investment Contract - The value is based on contract cash flows and available market rates for similar investments.

Registered Investment Companies (Mutual Funds) - Securities are priced at the net asset value (“NAV”) of shares.

Unrealized Gain (Loss) on Investment of Securities Lending Collateral - This value is the contractual position relative to the investment of securities lending collateral.

Real Estate - The values are determined through an independent appraisal process. The estimate of fair value is based on three approaches; (1) current cost of reproducing the property less deterioration and functional/economic obsolescence; (2) discounting a series of income streams and reversion at a specific yield or by directly capitalizing a single year income estimate by an appropriate factor; and (3) value indicated by recent sales of comparable properties in the market. Each approach requires the exercise of subjective judgment.

Short-term Investments - Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized Cost approximates fair value.

Partnerships - The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

Structured Debt (Gateway Recovery Trust) - The value is based primarily on unobservable inputs including probability weighted cash flows and reinvestment yield assumptions.

Hedge Funds - The value of interests in the hedge funds is based on the underlying investments that include equities, debt and other investments.

Variable Life Insurance Policies – These assets are held in group and individual variable life insurance policies issued by Prudential Insurance. Group policies are invested in Insurance Company Pooled Separate Accounts. Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interests in these policies is the cash surrender value of the policies based on the underlying investments.

Pension plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2013

	Level 1	Level 2	Level 3	Total

	(in millions)
U.S. Equities:
Pooled separate accounts (1)	$0	$1,170	$0	$1,170
Common/collective trusts (1)	0	81	0	81

Sub-total				1,251

International Equities:
Pooled separate accounts (2)	0	349	0	349
Common/collective trusts (3)	0	40	0	40
United Kingdom insurance pooled funds (4)	0	50	0	50

Sub-total				439

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Fixed Maturities:
Pooled separate accounts (5)	0	1,085	32	1,117
Common/collective trusts (6)	0	255	0	255
U.S. government securities (federal):
Mortgage backed	0	2	0	2
Other U.S. government securities	0	1,005	0	1,005
U.S. government securities (state & other)	0	636	0	636
Non-U.S. government securities	0	9	0	9
United Kingdom insurance pooled funds (7)	0	266	0	266
Corporate Debt:
Corporate bonds (8)	0	3,660	16	3,676
Asset backed	0	24	0	24
Collateralized Mortgage Obligations (9)	0	137	0	137
Interest rate swaps (Notional amount: $623)	0	(3)	0	(3)
Other (10)	717	0	66	783
Unrealized gain (loss) on investment of securities lending collateral (11)	0	(39)	0	(39)

Sub-total				7,868
Short-term Investments:
Pooled separate accounts	0	78	0	78
United Kingdom insurance pooled funds	0	1	0	1

Sub-total				79
Real Estate:
Pooled separate accounts (12)	0	0	356	356
Partnerships	0	0	320	320

Sub-total				676
Other:
Partnerships	0	0	374	374
Hedge funds	0	0	1,095	1,095

Sub-total				1,469

Total	$717	$8,806	$2,259	$11,782

	As of December 31, 2012

	Level 1	Level 2	Level 3	Total

	(in millions)
U.S. Equities:
Pooled separate accounts (1)	$0	$1,143	$0	$1,143
Common/collective trusts (1)	0	82	0	82

Sub-total				1,225

International Equities:
Pooled separate accounts (2)	0	278	0	278
Common/collective trusts (3)	0	102	0	102
United Kingdom insurance pooled funds (4)	0	69	0	69

Sub-total				449

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Fixed Maturities:
Pooled separate accounts (5)	0	1,077	32	1,109
Common/collective trusts (6)	0	264	0	264
U.S. government securities (federal):
Mortgage backed	0	3	0	3
Other U.S. government securities	0	1,154	0	1,154
U.S. government securities (state & other)	0	747	0	747
Non-U.S. government securities	0	5	0	5
United Kingdom insurance pooled funds (7)	0	221	0	221
Corporate Debt:
Corporate bonds (8)	0	3,882	12	3,894
Asset backed	0	17	0	17
Collateralized Mortgage Obligations (9)	0	293	0	293
Interest rate swaps (Notional amount: $978)	0	(4)	0	(4)
Other (10)	735	(4)	58	789
Unrealized gain (loss) on investment of securities lending collateral (13)	0	(44)	0	(44)

Sub-total				8,448
Short-term Investments:
Pooled separate accounts	0	418	0	418
United Kingdom insurance pooled funds	0	0	0	0
Sub-total				418
Real Estate:
Pooled separate accounts (12)	0	0	322	322
Partnerships	0	0	185	185

Sub-total				507
Other:
Partnerships	0	0	598	598
Hedge funds	0	0	707	707

Sub-total				1,305

Total	$735	$9,703	$1,914	$12,352

(1)	These categories invest in U.S. equity funds whose objective is to track or outperform various indexes.
(2)	This category invests in large cap international equity fund whose objective is to track an index.
(3)	This category invests in international equity funds, primarily large cap, whose objective is to outperform various indexes.
(4)	This category invests in an international equity fund whose objective is to track an index.
(5)	This category invests in bond funds, primarily highly rated private placement securities.
(6)	This category invests in bond funds, primarily highly rated public securities whose objective is to outperform an index.
(7)	This category invests in bond funds, primarily highly rated corporate securities.
(8)	This category invests in highly rated corporate securities.
(9)	This category invests in highly rated Collateralized Mortgage Obligations.
(10)	Primarily cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
(11)

The contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $701 million and the liability for securities lending collateral is $740 million.

(12)	This category invests in commercial real estate and real estate securities funds, whose objective is to outperform an index
(13)	The contractual value of investments of securities lending collateral invested in primarily short-term bond funds is $682 million and the liability for securities lending collateral is $726 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Changes in Fair Value of Level 3 Pension Assets

	Year Ended December 31, 2013

	Fixed Maturities - Pooled Separate Accounts	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts

	(in millions)
Fair Value, beginning of period	$32	$12	$58	$322
Actual Return on Assets:
Relating to assets still held at the reporting date	0	0	0	46
Relating to assets sold during the period	0	0	0	0
Purchases, sales and settlements	0	4	8	(12)
Transfers in and /or out of Level 3	0	0	0	0

Fair Value, end of period	$32	$16	$66	$356

	Year Ended December 31, 2013

	Real Estate - Partnerships	Other - Partnerships	Other - Hedge Fund

	(in millions)
Fair Value, beginning of period	$185	$598	$707
Actual Return on Assets:
Relating to assets still held at the reporting date	35	48	106
Relating to assets sold during the period	0	0	4
Purchases, sales and settlements	100	7	(1)
Transfers in and /or out of Level 3 (1)	0	(279)	279

Fair Value, end of period	$320	$374	$1,095

	Year Ended December 31, 2012
	Fixed Maturities - Pooled Separate Accounts	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts

	(in millions)
Fair Value, beginning of period	$20	$12	$62	$318
Actual Return on Assets:
Relating to assets still held at the reporting date	2	(1)	0	40
Relating to assets sold during the period	0	0	0	(1)
Purchases, sales and settlements	10	0	(4)	(35)
Transfers in and /or out of Level 3	0	1	0	0

Fair Value, end of period	$32	$12	$58	$322

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Year Ended December 31, 2012

	Real Estate - Partnerships	Other - Partnerships	Other - Hedge Fund

	(in millions)
Fair Value, beginning of period	$105	$552	$678
Actual Return on Assets:
Relating to assets still held at the reporting date	5	32	57
Relating to assets sold during the period	0	0	0
Purchases, sales and settlements	75	14	(28)
Transfers in and /or out of Level 3	0	0	0

Fair Value, end of period	$185	$598	$707

(1)	The transfers in and out of Level 3 represent a reclassification of certain fund assets from Partnerships to Hedge Funds.

Postretirement plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2013

	Level 1	Level 2	Level 3	Total

	(in millions)
U.S. Equities:
Variable Life Insurance Policies (1)	$0	$634	$0	$634
Common trusts (2)	0	136	0	136
Equities	110	0	0	110

Sub-total				880

International Equities:
Variable Life Insurance Policies (3)	0	64	0	64
Common trusts (4)	0	23	0	23

Sub-total				87

Fixed Maturities:
Common trusts (5)	0	29	0	29
U.S. government securities (federal):
Mortgage Backed	0	7	0	7
Other U.S. government securities	0	289	0	289
U.S. government securities (state & other)	0	3	0	3
Non-U.S. government securities	0	4	0	4
Corporate Debt:
Corporate bonds (6)	0	235	1	236
Asset Backed	0	56	5	61
Collateralized Mortgage Obligations (7)	0	35	0	35
Interest rate swaps (Notional amount: $861)	0	(7)	0	(7)
Other (8)	74	0	(6)	68
Unrealized gain (loss) on investment of securities lending collateral (9)	0	0	0	0

Sub-total				725

Short-term Investments:
Variable Life Insurance Policies
Pooled separate accounts	0	0	0	0
Registered investment companies	53	0	0	53

Sub-total				53

Total	$237	$1,508	$0	$1,745

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	As of December 31, 2012

	Level 1	Level 2	Level 3	Total

	(in millions)
U.S. Equities:
Variable Life Insurance Policies (1)	$0	$493	$0	$493
Common trusts (2)	0	100	0	100
Equities	104	0	0	104

Sub-total				697

International Equities:
Variable Life Insurance Policies (3)	0	52	0	52
Common trusts (4)	0	18	0	18

Sub-total				70

Fixed Maturities:
Common trusts (5)	0	29	0	29
U.S. government securities (federal):
Mortgage Backed	0	12	0	12
Other U.S. government securities	0	138	0	138
U.S. government securities (state & other)	0	3	0	3
Non-U.S. government securities	0	8	0	8
Corporate Debt:
Corporate bonds (6)	0	195	2	197
Asset Backed	0	57	0	57
Collateralized Mortgage Obligations (7)	0	70	0	70
Interest rate swaps (Notional amount: $681)	0	(8)	0	(8)
Other (8)	47	0	(4)	43
Unrealized gain (loss) on investment of securities lending collateral (10)	0	0	0	0

Sub-total				549

Short-term Investments:
Variable Life Insurance Policies Pooled separate accounts	0	1	0	1
Registered investment companies	12	0	0	12

Sub-total				13

Total	$163	$1,168	$(2)	$1,329

(1)	This category invests in U.S. equity funds, primarily large cap equities whose objective is to track an index via pooled separate accounts and registered investment companies.
(2)	This category invests in U.S. equity funds, primarily large cap equities.
(3)	This category invests in international equity funds, primarily large cap international equities whose objective is to track an index.
(4)	This category fund invests in large cap international equity fund whose objective is to outperform an index.
(5)	This category invests in U.S. bonds funds.
(6)	This category invests in highly rated corporate bonds.
(7)	This category invests in highly rated Collateralized Mortgage Obligations.
(8)	Cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
(9)

In 2013 the contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $16 million and the liability for securities lending collateral is $16 million.

(10)

In 2012 the contractual net value of the investment of securities lending collateral invested in primarily short term bond funds is $44 million and the liability for securities lending collateral is $44 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Changes in Fair Value of Level 3 Postretirement Assets

	Year Ended December 31, 2013
	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Corporate Debt - Asset Backed	Fixed Maturities - Other

	(in millions)
Fair Value, beginning of period	$2	$0	$(4)
Actual Return on Assets:
Relating to assets still held at the reporting date	0	0	0
Relating to assets sold during the period	0	0	0
Purchases, sales and settlements	(1)	5	(2)
Transfers in and /or out of Level 3	0	0	0

Fair Value, end of period	$1	$5	$(6)

		Year Ended December 31, 2012
		Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Other

		(in millions)
Fair Value, beginning of period		$2	$2
Actual Return on Assets:
Relating to assets still held at the reporting date		0	0
Relating to assets sold during the period		0	0
Purchases, sales and settlements		0	(6)
Transfers in and /or out of Level 3		0	0

Fair Value, end of period		$2	$(4)

A summary of pension and postretirement plan asset allocation as of the year ended December 31, are as follows:

	Pension Percentage of Plan Assets		Postretirement Percentage of Plan Assets
	2013	2012	2013	2012
Asset Category
U.S. Equities	11%	10%	50%	52%
International Equities	4	4	5	5
Fixed Maturities	66	68	39	40
Short-term Investments	1	3	6	3
Real Estate	6	4	0	0
Other	12	11	0	0

Total	100%	100%	100%	100%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The expected benefit payments for the Company’s pension and postretirement plans, as well as the expected Medicare Part D subsidy receipts related to the Company’s postretirement plan, for the years indicated are as follows:

	Pension Benefits	Other Postretirement Benefits	Other Postretirement Benefits - Medicare Part D Subsidy Receipts
	(in millions)
2014	$529	$186	$15
2015	537	185	15
2016	558	184	16
2017	576	183	16
2018	590	181	16
2019-2023	3,230	867	82

Total	$6,020	$1,786	$160

The Company anticipates that it will make cash contributions in 2014 of approximately $60 million to the pension plans and approximately $10 million to the postretirement plans.

Postemployment Benefits

The Company accrues postemployment benefits for income continuance and health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2013 and 2012 was $68 million and $41 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $57 million, $54 million and $54 million for the years ended December 31, 2013, 2012 and 2011, respectively.

18. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31 were as follows:

	2013	2012	2011
	(in millions)
Current tax expense (benefit)
U.S.	$(596)	$598	$255
State and local	(7)	13	(1)
Foreign	26	11	12

Total	(577)	622	266

Deferred tax expense (benefit)
U.S.	700	(553)	169
State and local	3	0	1

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Foreign	0	3	5

Total	703	(550)	175

Total income tax expense on continuing operations before equity in earnings of operating joint ventures	$126	$72	$441
Income tax expense on equity in earnings of operating joint ventures	23	22	84
Income tax expense (benefit) on discontinued operations	(2)	(1)	6
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	(1,671)	260	823
Additional paid-in capital	(14)	(19)	0
Stock-based compensation programs	(12)	(22)	(11)

Total income taxes	$(1,550)	$312	$1,343

The Company’s actual income tax expense on continuing operations before equity in earnings of operating joint ventures for the years ended December 31 differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and equity in earnings of operating joint ventures for the following reasons:

	2013	2012	2011
	(in millions)
Expected federal income tax expense	$544	$358	$408
Non-taxable investment income	(266)	(228)	(191)
Low income housing and other tax credits	(91)	(66)	(72)
Medicare Part D	(43)	(1)	(2)
Uncertain tax positions and interest	0	0	46
Non-deductible goodwill impairment	0	0	241
Other	(18)	9	11

Total income tax expense on continuing operations before equity in earnings of operating joint ventures	$126	$72	$441

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2012 and current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive (“IDD”) confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. In February 2014, the IRS released Revenue Ruling 2014-7, which modified and superseded Revenue Ruling 2007-54, by removing the provisions of Revenue Ruling 2007-54 related to the methodology to be followed in calculating the DRD and obsoleting Revenue Ruling 2007-61. For the last several years, the revenue proposals included in the Obama Administration’s budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2011, 2012 or 2013 results.

The Medicare Part D subsidy provided by the government is not subject to tax. However, the amount a company can otherwise deduct for retiree health care expenses must be reduced by the amount of the Medicare Part D subsidy received and not taxed in that year, effectively making the subsidy taxable. During 2013, the Company transferred $340 million of assets within the qualified pension plan under Section 420 of the Internal Revenue Code from assets supporting pension benefits to assets supporting retiree medical and life benefits. As a result, the Company reduced the projected amount of retiree health care payments that would not be deductible related to future receipts by the Company of the Medicare Part D subsidy and recognized a $43 million tax benefit in “Income from continuing operations before equity in earnings of operating joint ventures.”

Deferred tax assets and liabilities at December 31 resulted from the items listed in the following table:

	2013	2012
	(in millions)
Deferred tax assets
Insurance reserves	$2,588	$3,057
Policyholders’ dividends	1,812	2,448
Employee benefits	0	22
Other	169	38

Deferred tax assets before valuation allowance	4,569	5,565
Valuation allowance	(7)	(9)

Deferred tax assets after valuation allowance	4,562	5,556

Deferred tax liabilities
Deferred policy acquisition costs	2,243	1,700
Net unrealized investment gains	2,193	5,086
Investments	1,289	1,662
Value of business acquired	559	80
Deferred annuity bonus	351	280
Employee benefits	223	0

Deferred tax liabilities	6,858	8,808

Net deferred tax liability	$(2,296)	$(3,252)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

A valuation allowance has been recorded related to tax benefits associated with foreign deferred tax assets. Adjustments to the valuation allowance are made to reflect changes in management’s assessment of the amount of the deferred tax asset that is realizable and the amount of deferred tax asset actually realized during the year. The valuation allowance includes amounts recorded in connection with deferred tax assets at December 31 as follows

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	2013	2012
	(in millions)
Valuation allowance related to state and local deferred tax assets	$0	$0
Valuation allowance related to foreign operations deferred tax assets	$7	$9

The following table sets forth the federal and state operating and capital loss carryforwards for tax purposes, at December 31:

	2013	2012
	(in millions)
Federal net operating and capital loss carryforwards	$0	$8
State net operating and capital loss carryforwards (1)	$5	$5

(1)	Expires between 2029 and 2030.

The Company does not provide U.S. income taxes on unremitted foreign earnings of its non-U.S. operations, other than its Taiwan investment management subsidiary. During 2013, 2012, and 2011 the Company made no changes with respect to its repatriation assumptions.

The following table sets forth the undistributed earnings of foreign subsidiaries, where the Company assumes permanent reinvestment, for which U.S. deferred taxes have not been provided, as of the periods indicated. Determining the tax liability that would arise if these earnings were remitted is not practicable.

	At December 31,
	2013	2012	2011
	(in millions)
Undistributed earnings of foreign subsidiaries (assuming permanent reinvestment)	$64	$57	$40

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The Company’s unrecognized tax benefits for the years ended December 31 are as follows:

	2013	2012	2011
	(in millions)
Balance at January 1,	$10	$69	$161
Increases in unrecognized tax benefits-prior years	0	2	53
(Decreases) in unrecognized tax benefits-prior years	(2)	(1)	(2)
Increases in unrecognized tax benefits-current year	0	0	0
(Decreases) in unrecognized tax benefits-current year	0	0	0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Settlements with taxing authorities	0	(60)	(143)

Balance at December 31,	$8	$10	$69

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$8	$10	$9

The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the consolidated financial statements for tax-related interest and penalties for the years ended December 31 are as follows:

	2013	2012	2011
	(in millions)
Interest and penalties recognized in the consolidated statements of operations	$1	$0	$0

		2013	2012

		(in millions)
Interest and penalties recognized in liabilities in the consolidated statements of financial position		$0	$0

Listed below are the tax years that remain subject to examination by major tax jurisdiction, at December 31, 2013:

Major Tax Jurisdiction	Open Tax Years
United States	2004 - 2013

During 2004 through 2006, the Company entered into a transaction that involved, among other things, the payment of foreign income taxes that were credited against the Company’s U.S. tax liability. On May 23, 2011, the IRS issued notices of proposed adjustments disallowing the foreign tax credits claimed and related transaction expenses. The total amount of the proposed adjustments for the transaction was approximately $100 million of tax and penalties. During the fourth quarter of 2011, the Company reached agreement with the IRS on the resolution of the proposed foreign tax credits disallowance. The impact to the 2011 results attributable to the settlement was an increase to tax expense of approximately $39 million. The settlement of the foreign tax credit transaction for 2004 through 2006 marked the conclusion of the IRS audits for those years. As a result, all unrecognized tax positions plus interest relating to tax years prior to 2007 were recognized in 2011. As such, 2011 benefited from a reduction to the liability for unrecognized tax benefits of $53 million, including the impact from the foreign tax credit disallowance.

For tax years 2007 through 2013, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management’s expectation this program will shorten the time period between the filing of the Company’s federal income tax returns and the IRS’s completion of its examination of the returns.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

19. FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement—Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that trade on an active exchange market.

Level 2—Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), certain commercial mortgage loans, short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain commercial mortgage loans, certain consolidated real estate funds for which the Company is the general partner, embedded derivatives resulting from certain products with guaranteed benefits and certain due from/to parent and affiliates.

Assets and Liabilities by Hierarchy Level—The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2013
	Level 1	Level 2	Level 3	Netting (1)	Total
	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$9,328	$0	$0	$9,328
Obligations of U.S. states and their political subdivisions	0	3,145	0	0	3,145
Foreign government bonds	0	1,671	1	0	1,672
Corporate securities	0	112,746	564	0	113,310
Asset-backed securities	0	6,902	2,948	0	9,850
Commercial mortgage-backed securities	0	12,901	111	0	13,012
Residential mortgage-backed securities	0	4,694	8	0	4,702

Subtotal	0	151,387	3,632	0	155,019
Trading account assets: (2)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	0	141	0	0	141
Obligations of U.S. states and their political subdivisions	0	190	0	0	190
Foreign government bonds	0	117	0	0	117
Corporate securities	0	12,898	83	0	12,981
Asset-backed securities	0	742	385	0	1,127
Commercial mortgage-backed securities	0	2,441	0	0	2,441
Residential mortgage-backed securities	0	1,828	2	0	1,830

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Equity securities	37	0	216	0	253
All other activity (3)	550	15,981	0	(13,768)	2,763

Subtotal	587	34,338	686	(13,768)	21,843
Equity securities, available-for-sale	4,228	2,104	89	0	6,421
Commercial mortgage and other loans	0	0	0	0	0
Other long-term investments	7	39	880	0	926
Short-term investments	5,010	757	1	0	5,768
Cash equivalents	768	1,148	6	0	1,922
Other assets	3	202	0	0	205
Due from parent and affiliates	0	550	379	0	929

Subtotal excluding separate account assets	10,603	190,525	5,673	(13,768)	193,033
Separate account assets (4)	46,079	168,402	22,550	0	237,031

Total assets	$56,682	$358,927	$28,223	$(13,768)	$430,064

Future policy benefits (5)	0	0	(326)	0	(326)
Other liabilities	0	9,336	5	(7,257)	2,084
Due to parent and affiliates	0	8,310	423	(6,548)	2,185

Total liabilities	$0	$17,646	$102	$(13,805)	$3,943

	As of December 31, 2012
	Level 1	Level 2	Level 3	Netting (1)	Total
	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$11,352	$0	$0	$11,352
Obligations of U.S. states and their political subdivisions	0	2,731	0	0	2,731
Foreign government bonds	0	1,987	0	0	1,987
Corporate securities	0	112,827	844	0	113,671
Asset-backed securities	0	7,373	2,971	0	10,344
Commercial mortgage-backed securities	0	10,867	0	0	10,867
Residential mortgage-backed securities	0	6,812	11	0	6,823

Subtotal	0	153,949	3,826	0	157,775
Trading account assets: (2)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	0	151	0	0	151
Obligations of U.S. states and their political subdivisions	0	259	0	0	259
Foreign government bonds	0	126	0	0	126
Corporate securities	0	12,091	93	0	12,184
Asset-backed securities	0	779	381	0	1,160
Commercial mortgage-backed securities	0	2,269	1	0	2,270
Residential mortgage-backed securities	0	2,024	2	0	2,026
Equity securities	26	0	205	0	231
All other activity (3) (6)	663	18,506	19	(15,007)	4,181

Subtotal	689	36,205	701	(15,007)	22,588
Equity securities, available-for-sale	3,336	1,966	44	0	5,346
Commercial mortgage and other loans	0	0	0	0	0
Other long-term investments	2	34	507	0	543
Short-term investments	2,282	1,298	0	0	3,580
Cash equivalents	392	2,463	0	0	2,855

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Other assets	78	234	0	0	312
Due from parent and affiliates	0	863	1,646	0	2,509

Subtotal excluding separate account assets	6,779	197,012	6,724	(15,007)	195,508
Separate account assets (4)	37,684	148,770	21,100	0	207,554

Total assets	$44,463	$345,782	$27,824	$ (15,007)	$403,062

Future policy benefits (5)	0	0	1,552	0	1,552
Other liabilities	0	8,121	0	(8,031)	90
Due to parent and affiliates (6)	0	9,542	19	(6,913)	2,648

Total liabilities	$0	$17,663	$1,571	$(14,944)	$4,290

(1)	“Netting” amounts represent cash collateral of ($37) million and $63 million as of December 31, 2013 and December 31, 2012, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting arrangements.
(2)	Includes Trading Account Assets Supporting Insurance Liabilities and Other Trading Account Assets.
(3)	Level 1 represents cash equivalents and short term investments. All other amounts primarily represent derivative assets.
(4)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.
(5)	For the year ended December 31, 2013, the net embedded derivative asset position of $0.3 billion includes $1.2 billion of embedded derivatives in an asset position and $0.9 billion of embedded derivatives in a liability position. For the year ended December 31, 2012, the net embedded derivative liability position of $1.5 billion includes $1.9 billion of embedded derivatives in a liability position and $0.4 billion of embedded derivatives in an asset position.
(6)	Prior year amounts have been revised to correct an error in previously issued financial statements.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities—The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information with an internally-developed valuation. As of December 31, 2013 and December 31, 2012, over-rides on a net basis were not material. Pricing service over-rides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. If the fair value is determined using pricing inputs that are observable in the market, the securities have been reflected within Level 2; otherwise a Level 3 classification is used.

Trading Account Assets—Trading account assets consist primarily of fixed maturity securities, equity securities and derivatives whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities” and “Derivative Instruments.”

Equity Securities—Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Other Long-Term Investments— Other long-term investments, other than derivatives, consists of fund investments, where the fair value option has been elected, is primarily determined by the fund managers. Since the valuations may be based on unobservable market inputs and cannot be validated by the Company, these investments have been included within Level 3 in the fair value hierarchy.

Derivative Instruments—Derivatives are recorded at fair value either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk, liquidity and other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The Company’s exchange-traded futures and options include Treasury futures, Eurodollar futures, commodity futures, Eurodollar options and commodity options. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

The majority of the Company’s derivative positions are traded in the over-the-counter (“OTC”) derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross currency swaps, currency forward contracts, commodity swaps, commodity forward contracts, single name credit default swaps, loan commitments held for sale and to-be-announced (or TBA) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk, volatility and other factors.

The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s non-performance risk, the Company incorporates additional spreads over LIBOR into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include look-back equity options and other structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

Cash Equivalents and Short-Term Investments—Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.

Separate Account Assets—Separate Account Assets include fixed maturity securities, treasuries, equity securities and real estate investments for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities,” “Equity Securities” and “Other Long-Term Investments.”

Other Liabilities—Other liabilities include certain derivative instruments, the fair values of which are determined consistent with similar derivative instruments described above under “Derivative Instruments.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Due to/from parent and affiliates —Due to/from parent and affiliates consist primarily of reinsurance recoverables/payables, notes receivable and derivative activity. The fair values of notes receivables and derivatives are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Derivative Instruments”, respectively.

Reinsurance recoverables/payables carried at fair value include the reinsurance of the living benefit guarantees on certain variable annuities. These reinsurance recoverables/payables are valued in the same manner as the living benefit guarantees as described below in “Future Policy Benefits”.

Future Policy Benefits—The liability for future policy benefits primarily includes general account liabilities for the optional living benefit features of the Company’s variable annuity contracts, including guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”), accounted for as embedded derivatives. The fair values of the GMAB, GMWB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally-developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived risk of its own non-performance (“NPR”), as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data, such as available industry studies or market transactions such as acquisitions and reinsurance transactions. These assumptions are generally updated in the third quarter of each year unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Transfers between Levels 1 and 2—Transfers into or out of Level 1 and 2 are generally reported as the values as of the beginning of the period in which the transfer occurs. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company’s Separate Account. The fair value of foreign common stock held in the Company’s Separate Account may reflect differences in market levels between the close of foreign trading markets and the close of U.S. trading markets for the respective day. Dependent on the existence of such a timing difference, the assets may move between Level 1 and Level 2. In addition, the classification of Separate Account funds may vary dependent on the availability of information to the public. Should a fund’s net asset value become publicly observable, the fund would be transferred from Level 2 to Level 1. During the year ended December 31, 2013, $4.0 billion were transferred from both Level 1 to Level 2 and Level 2 to Level 1. During the year ended December 31, 2012, $5.0 billion were transferred from Level 1 to Level 2 and $2.1 billion were transferred from Level 2 to Level 1.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Level 3 Assets and Liabilities by Price Source—The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

	As of December 31, 2013
	Internal (1)	External (2)	Total
	(in millions)

Foreign government bonds	$0	$1	$1
Corporate securities	477	170	647
Asset-backed securities	167	3,166	3,333
Commercial mortgage-backed securities	3	108	111
Residential mortgage-backed securities	3	7	10
Equity securities	88	217	305
Other long-term investments	0	880	880
Short-term investments	1	0	1
Cash equivalents	6	0	6
Other assets	0	0	0
Due from parent and affiliates	0	379	379

Subtotal excluding separate account assets (3)	745	4,928	5,673
Separate account assets	21,665	885	22,550

Total assets	$22,410	$5,813	$28,223

Future policy benefits	$(326)	$0	$(326)
Other liabilities	5	0	5
Due to parent and affiliates	423	0	423

Total liabilities	$102	$0	$102

	As of December 31, 2012
	Internal (1)	External (2)	Total
	(in millions)

U.S. Treasury securities and obligations of U.S. government
Corporate securities	665	272	937
Asset-backed securities	180	3,172	3,352
Commercial mortgage-backed securities	1	0	1
Residential mortgage-backed securities	3	10	13
Equity securities	43	206	249
Other long-term investments	(2)	509	507
Other assets	19	0	19
Due from parent and affiliates	1,558	88	1,646

Subtotal excluding separate account assets (3)	2,467	4,257	6,724
Separate account assets	20,422	678	21,100

Total assets	$22,889	$4,935	$27,824

Future policy benefits	$1,552	$0	$1,552
Due to parent and affiliates	19	0	19

Total liabilities	$1,571	$0	$1,571

(1)

Represents valuations which could incorporate internally-derived and market inputs. See below for additional information related to internally-developed valuation for significant items in the above table.

(2)	Represents unadjusted prices from independent pricing services and independent non-binding broker quotes where pricing inputs are not readily available.
(3)	Includes assets classified as fixed maturities available-for-sale, trading account assets supporting insurance liabilities and other trading account assets.

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The table below represents quantitative information on significant internally-priced Level 3 assets and liabilities (see narrative below for quantitative information for separate account assets).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	As of December 31, 2013
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum	Weighted Average	Impact of Increase in Input on Fair Value (1)
	(in millions)

Assets:
Corporate securities	$477	Discounted cash flow	Discount rate	6.30%	-	15%	10.59%	Decrease
		Market comparables	EBITDA multiples (2)	5.0X	-	7.0X	5.71X	Increase
		Liquidation	Liquidation value	11.61%	-	100.0%	59.17%	Increase
Asset-backed securities	$167	Discounted cash flow	Prepayment rate (3)	15.00%	-	27.41%	18.36%	Increase
			Default rate (3)	2.46%	-	5.11%	2.97%	Decrease
			Loss severity (3)	35.00%	-	45.00%	36.96%	Decrease
			Liquidity premium	1.00%	-	2.00%	1.90%	Decrease
			Average life (years)	0.67	-	14.76	6.18	Increase
			Comparable spreads	0.19%	-	4.12%	1.20%	Decrease
			Comparable security yields	0.61%	-	6.84%	6.25%	Decrease

Liabilities:
Future policy benefits(4)	$(326)	Discounted cash flow	Lapse rate (5)	0%	-	11%		Decrease
			NPR spread (6)	0.08%	-	1.09%		Decrease
			Utilization rate (7)	70%	-	94%		Increase
			Withdrawal rate (8)	86%	-	100%		Increase
			Mortality rate (9)	0%	-	13%		Decrease
			Equity volatility curve	15%	-	28%		Increase
Due to parent and affiliates	$423	Fair values are primarily determined in the same manner as future policy benefits

	As of December 31, 2012
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum	Weighted Average	Impact of Increase in Input on Fair Value (1)
	(in millions)

Assets:
Corporate securities	$665	Discounted cash flow	Discount rate	2.9%	-	17.5%	11.72%	Decrease
		Cap at call price	Call price	100%	-	101%	100.26%	Increase
		Liquidation	Liquidation value	49%	-	84%	81.67%	Increase
Asset-backed securities	$180	Discounted cash flow	Prepayment rate (3)	14.48%	-	14.52%	14.50%	Increase
			Default rate (3)	2.48%	-	2.52%	2.50%	Decrease
			Loss severity (3)	35.0%	-	35.0%	35.0%	Decrease
			Liquidity premium	1.0%	-	2.50%	1.83%	Decrease
			Average life (years)	0	-	15	6.45	Increase
			Comparable spreads	0.1%	-	0.4%	0.32%	Decrease

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

			Comparable security yields	0.4%	-	8.2%	6.97%	Decrease
Due from parent and affiliates	$1,558	Fair values are primarily determined in the same manner as future policy benefits

Liabilities:
Future policy benefits(4)	$1,552	Discounted cash flow	Lapse rate (5)	0%	-	14%		Decrease
			NPR spread (6)	0.20%	-	1.60%		Decrease
			Utilization rate (7)	70%	-	94%		Increase
			Withdrawal rate (8)	85%	-	100%		Increase
			Mortality rate (9)	0%	-	13%		Decrease
			Equity volatility curve	19%	-	34%		Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.
(2)

EBITDA multiples represent multiples of earnings before interest, taxes, depreciation and amortization, and are amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(3)

In isolation, an increase in prepayment rate or a decrease in default rate or loss severity would generally result in an increase in fair value, although the interrelationships between these inputs depend on specific market conditions.

(4)

Future policy benefits primarily represent general account liabilities for the optional living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(5)

Base lapse rates are adjusted at the contract level based on a comparison of the benefit amount and the policyholder account value and reflect other factors, such as the applicability of any surrender charges. A dynamic lapse adjustment reduces the base lapse rate when the benefit amount is greater than the account value, as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

(6)

To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of individual living benefit contracts in a liability position and generally not to those in a contra-liability position. The NPR spread reflects the financial strength ratings of the Company as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium.

(7)

The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. These assumptions vary based on the product type, the age of the contractholder and the age of the contract. The impact of changes in these assumptions is highly dependent on the contract type and age of the contractholder at the time of the sale and the timing of the first lifetime income withdrawal.

(8)

The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.

(9)

Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Interrelationships Between Unobservable Inputs—In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another or multiple inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:

Corporate Securities—The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.

Asset-Backed Securities—Interrelationships may exist between the prepayment rate, the default rate and/or loss severity, depending on specific market conditions. In stronger business cycles, prepayment rates are generally driven by overall market interest rates, and accompanied by lower default rates and loss severity. During weaker cycles, prepayments may decline, as default rates and loss severity increase. Additionally, the impact of these factors on average life varies with the structure and subordination.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Future Policy Benefits—The unobservable contractholder behavior inputs related to the liability for the optional living benefit features of the Company’s variable annuity contracts included in future policy benefits are generally based on emerging experience, future expectations and other data. While experience for these products is still emerging, the Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. The dynamic lapse adjustment assumes lower lapses when the benefit amount is greater than the account value, as in-the-money contracts are less likely to lapse. Therefore, to the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, the dynamic lapse function will reduce lapse rates for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, the dynamic lapse function will lower overall lapse rates as contracts become more in-the-money.

Separate Account Assets—In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company’s Consolidated Statement of Financial Position. As a result, changes in value associated with these investments do not impact the Company’s Consolidated Statement of Operations. In addition, fees earned by the Company related to the management of most separate account assets classified as Level 3 do not change due to changes in the fair value of these investments. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:

Real Estate and Other Invested Assets—Separate account assets include $20,806 million and $19,518 million of investments in real estate as of December 31, 2013 and December 31, 2012, respectively, that are classified as Level 3 and reported at fair value. In general, these fair value estimates are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. In cases where real estate investments are made through indirect investments, fair value is generally determined by the Company’s equity in net assets of the entities. The debt associated with real estate, other invested assets and the Company’s equity position in entities are externally valued. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments and their corresponding debt are typically included in the Level 3 classification. Key unobservable inputs to real estate valuation include capitalization rates, which ranged from 4.15% to 11.00% (6.35% weighted average) as of December 31, 2013, and 4.75% to 10.50% (6.49% weighted average) as of December 31, 2012, and discount rates, which ranged from 6.00% to 15.00% (7.71% weighted average) as of December 31, 2013, and 6.25% to 15.00% (7.92% weighted average) as of December 31, 2012. Key unobservable inputs to real estate debt valuation include yield to maturity, which ranged from 1.13% to 6.85% (4.17% weighted average) as of December 31, 2013, and 3.59% to 7.62% (4.74% weighted average) as of December 31, 2012, and market spread over base rate, which ranged from 1.60% to 4.75% (2.87% weighted average) as of December 31, 2013, and 1.67% to 4.48% (3.22% weighted average) as of December 31, 2012.

Commercial Mortgage Loans—Separate account assets include $793 million and $833 million of commercial mortgage loans as of December 31, 2013 and December 31, 2012, respectively, that are classified as Level 3 and reported at fair value. Commercial mortgage loans are primarily valued internally using discounted cash flow techniques, as described further under “Fair Value of Financial Instruments.” The primary unobservable input used is the spread to discount cash flows, which ranged from 1.25% to 1.98% (1.47% weighted average) as of December 31, 2013, and 1.65% to 4.15% (1.87% weighted average) as of December 31, 2012. In isolation, an increase (decrease) in the value of this input would result in a lower (higher) fair value measurement.

Valuation Process for Fair Value Measurements Categorized within Level 3 - The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various Business Groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of Pricing Committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of optional living benefit features of the Company’s variable annuity contracts.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For optional living benefit features of the Company’s variable annuity products, the actuarial valuation unit periodically performs baseline testing of contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data, such as available industry studies. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of optional living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

Changes in Level 3 assets and liabilities – The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

	Year Ended December 31, 2013
	Fixed Maturities Available-For-Sale
	U.S. Government	U.S. States	Foreign Government	Corporate	Asset- Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed
	(in millions)
Fair Value, beginning of period	$0	$0	$0	$844	$2,971	$0	$11
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	(22)	6	1	0
Included in other comprehensive income (loss)	0	0	(1)	(48)	(9)	(1)	0
Net investment income	0	0	0	0	34	0	0
Purchases	0	0	4	385	2,272	419	0
Sales	0	0	(1)	(89)	(219)	(3)	0
Issuances	0	0	0	0	0	0	0
Settlements	0	0	(2)	(531)	(1,099)	(8)	(3)
Other(1)	0	0	0	0	(167)	0	0
Transfers into Level 3(2)	0	0	13	402	10	0	0
Transfers out of Level 3(2)	0	0	(12)	(377)	(851)	(297)	0

Fair Value, end of period	$0	$0	$1	$564	$2,948	$111	$8

Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$(48)	$(4)	$0	$0

	Year Ended December 31, 2013
	Trading Account Assets
	U.S Government	Corporate	Asset- Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed	Equity	All Other Activity
	(in millions)
Fair Value, beginning of period	$0	$93	$381	$1	$2	$205	$19
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	0	0	0	(16)
Other income	0	(6)	3	(1)	0	13	1
Net investment income	0	0	4	0	0	0	0
Purchases	0	18	321	75	0	17	0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Sales	0	0	0	0	0	(17)	0
Issuances	0	0	0	0	0	0	0
Settlements	0	(50)	(206)	(1)	0	(2)	(4)
Other(1)	0	0	(75)	0	0	0	0
Transfers into Level 3(2)	0	52	0	0	0	0	0
Transfers out of Level 3(2)	0	(24)	(43)	(74)	0	0	0

Fair Value, end of period	$0	$83	$385	$0	$2	$216	$0

Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0	$0	$(16)
Other income	$0	$(5)	$5	$0	$0	$13	$1

			Year Ended December 31, 2013
			Equity Securities Available- For-Sale	Other Long-term Investments	Short-term Investments	Cash equivalents	Due from parent and affiliates
			(in millions)
Fair Value, beginning of period			$44	$507	$0	$0	$1,646
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net			2	2	0	0	2
Other income			0	68	0	0	0
Included in other comprehensive income (loss)			39	0	2	0	(19)
Net investment income			0	0	0	0	16
Purchases			16	437	0	7	436
Sales			(14)	0	(2)	0	(404)
Issuances			0	0	0	0	0
Settlements			(3)	(97)	(2)	(1)	(166)
Other(1)			0	(37)	0	0	(1,044)
Transfers into Level 3(2)			6	0	3	0	0
Transfers out of Level 3(2)			(1)	0	0	0	(88)

Fair Value, end of period			$89	$880	$1	$6	$379

Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net			$(4)	$0	$0	$0	$(2)
Other income			$0	$64	$0	$0	$0

				Year Ended December 31, 2013
				Separate Account Assets (4)	Future Policy Benefits	Other Liabilities	Due to parent and affiliates
				(in millions)
Fair Value, beginning of period				$21,100	$(1,552)	$0	$(19)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net				2	2,467	(3)	(2,238)
Other income				0	0	0	(1)
Interest credited to policyholders’ account balances				2,635	0	0	0
Net investment income				20	0	0	0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Purchases				1,640	0	0	0
Sales				(826)	0	0	0
Issuances				0	(589)	0	542
Settlements				(2,120)	0	0	4
Other(1)				140	0	(2)	1,288
Transfers into Level 3(2)				89	0	0	0
Transfers out of Level 3(2)				(130)	0	0	0

Fair Value, end of period				$22,550	$326	$(5)	$(424)

Unrealized gains (losses) for assets/liabilities still held (3):
Included in earnings:
Realized investment gains (losses), net				$0	$2,426	$(3)	$(2,217)
Other income				$0	$0	$0	$(1)
Interest credited to policyholders’ account				$1,638	$0	$0	$0

	Year Ended December 31, 2012
	Fixed Maturities Available-For-Sale
	U.S. Government	U.S. States	Foreign Government	Corporate	Asset- Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed
	(in millions)
Fair Value, beginning of period	$66	$0	$25	$803	$1,657	$12	$16
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	(34)	12	0	0
Included in other comprehensive income (loss)	0	0	0	48	75	1	0
Net investment income	0	0	0	5	28	0	1
Purchases	0	10	0	316	2,523	43	0
Sales	0	0	0	(161)	(413)	0	0
Issuances	0	0	0	0	0	0	0
Settlements	(2)	0	0	(254)	(470)	(3)	(6)
Other(1)	(64)	0	(8)	72	0	0	0
Transfers into Level 3(2)	0	0	7	217	60	37	0
Transfers out of Level 3(2)	0	(10)	(24)	(168)	(501)	(90)	0

Fair Value, end of period	$0	$0	$0	$844	$2,971	$0	$11

Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0	$0	$0

	Year Ended December 31, 2012
	Trading Account Assets
	U.S Government	Corporate	Asset- Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed	Equity	All Other Activity
	(in millions)
Fair Value, beginning of period	$9	$109	$359	$21	$2	$217	$87
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	0	0	0	(51)
Other income	0	(7)	12	1	0	14	2

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net investment income	0	0	5	0	0	0	0
Purchases	0	16	183	16	2	19	0
Sales	0	(8)	(7)	0	(2)	(30)	0
Issuances	0	0	0	0	0	0	0
Settlements	(2)	(25)	(109)	(1)	0	(14)	(19)
Other(1)	(7)	7	0	0	0	0	0
Transfers into Level 3(2)	0	5	3	80	0	0	0
Transfers out of Level 3(2)	0	(4)	(65)	(116)	0	(1)	0

Fair Value, end of period	$0	$93	$381	$1	$2	$205	$19

Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0	$0	$(7)
Other income	$0	$0	$2	$0	$0	$3	$1

				Year Ended December 31, 2012
				Equity Securities Available- For-Sale	Commercial Mortgage and Other Loans	Other Long-term Investments	Due from parent and affiliates
				(in millions)
Fair Value, beginning of period				$66	$(1)	$371	$2,737
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net				(5)	1	6	(18)
Other income				0	0	44	0
Included in other comprehensive income (loss)				8	0	0	23
Net investment income				0	0	0	30
Purchases				64	0	173	161
Sales				(2)	0	0	(72)
Issuances				0	0	0	422
Settlements				0	0	(87)	(378)
Transfers into Level 3(2)				5	0	0	0
Transfers out of Level 3(2)				(92)	0	0	(1,259)

Fair Value, end of period				$44	$0	$507	$1,646

Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net				$0	$0	$0	$(289)
Other income				$0	$0	$10	$0

				Year Ended December 31, 2012
				Separate Account Assets (4)	Future Policy Benefits	Other Liabilities	Due to parent and affiliates
				(in millions)
Fair Value, beginning of period				$19,333	$(1,091)	$(3)	$(83)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net				0	(8)	(22)	68
Other income				0	0	0	(2)
Interest credited to policyholders’ account balances				1,929	0	0	0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Purchases				4,221	0	0	0
Sales				(1,692)	0	0	0
Issuances				0	(453)	0	0
Settlements				(2,272)	0	25	(2)
Transfers into Level 3(2)				326	0	0	0
Transfers out of Level 3(2)				(745)	0	0	0

Fair Value, end of period				$21,100	$(1,552)	$0	$(19)

Unrealized gains (losses) for assets/liabilities still held (3):
Included in earnings:
Realized investment gains (losses), net				$0	$313	$0	$7
Interest credited to policyholders’ account				$156	$0	$0	$0

		Year Ended December 31, 2011
		Fixed Maturities Available-For-Sale
		U.S. Government	Foreign Government	Corporate	Asset- Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed
		(in millions)
Fair Value, beginning of period		$0	$27	$991	$1,507	$0	$23
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net		0	0	(24)	20	0	0
Included in other comprehensive income (loss)		0	1	(56)	(9)	0	(1)
Net investment income		0	0	5	27	0	0
Purchases		66	1	526	1,418	5	1
Sales		0	(1)	(104)	(502)	0	(1)
Issuances		0	0	9	0	0	0
Settlements		0	0	(342)	(206)	0	(5)
Other(1)		0	0	(3)	1	0	(1)
Transfers into Level 3(2)		0	0	281	13	12	0
Transfers out of Level 3(2)		0	(3)	(480)	(612)	(5)	0

Fair Value, end of period		$66	$25	$803	$1,657	$12	$16

Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net		$0	$0	$(38)	$(1)	$0	$0

	Year Ended December 31, 2011
		Trading Account Assets
	U.S Government	Corporate	Asset- Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed	Equity	All Other Activity
	(in millions)
Fair Value, beginning of period	$0	$82	$237	$5	$18	$8	$129
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	0	0	0	(14)
Other income	0	6	(2)	0	0	(28)	2
Net investment income	0	0	3	0	0	0	0
Purchases	9	72	305	10	0	37	0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Sales	0	(12)	(23)	0	0	(77)	0
Issuances	0	1	0	0	0	0	0
Settlements	0	(39)	(97)	(3)	(1)	(30)	(35)
Other(1)	0	0	15	0	(15)	240	0
Transfers into Level 3(2)	0	43	0	19	0	67	5
Transfers out of Level 3(2)	0	(44)	(79)	(10)	0	0	0

Fair Value, end of period	$9	$109	$359	$21	$2	$217	$87

Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0	$0	$(14)
Other income	$0	$4	$(1)	$0	$0	$(8)	$2

				Year Ended December 31, 2011
				Equity Securities Available- For-Sale	Commercial Mortgage and Other Loans	Other Long-term Investments	Due from parent and affiliates
				(in millions)
Fair Value, beginning of period				$69	$(6)	$251	$1,919
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net				(15)	5	6	959
Other income				0	0	(5)	0
Included in other comprehensive income (loss)				20	0	0	(54)
Net investment income				0	0	0	46
Purchases				49	0	145	691
Sales				(47)	0	0	0
Issuances				0	0	0	0
Settlements				(8)	0	(26)	(501)
Other(1)				(240)	0	0	(365)
Transfers into Level 3(2)				240	0	0	42
Transfers out of Level 3(2)				(2)	0	0	0

Fair Value, end of period				$66	$(1)	$371	$2,737

Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net				$(22)	$5	$2	$999
Other income				$0	$0	$(5)	$0

				Year Ended December 31, 2011
				Separate Account Assets (4)	Future Policy Benefits	Other Liabilities	Due to parent and affiliates
				(in millions)
Fair Value, beginning of period				$15,771	$348	$(3)	$(126)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net				0	(1,154)	(17)	36
Other income				0	0	0	(2)
Interest credited to policyholders’ account balances				2,850	0	0	0
Net investment income				20	0	0	0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Purchases	3,097	(284)	0	0
Sales	(1,454)	0	0	0
Issuances	3	0	0	0
Settlements	(1,156)	(1)	17	14
Transfers into Level 3(2)	864	0	0	(5)
Transfers out of Level 3(2)	(662)	0	0	0

Fair Value, end of period	$19,333	$(1,091)	$(3)	$(83)

Unrealized gains (losses) for assets/liabilities still held (3):
Included in earnings:
Realized investment gains (losses), net	$0	$(1,160)	$(17)	$36
Other income	$0	$0	$0	$(2)
Interest credited to policyholders’ account	$1,825	$0	$0	$0

(1)	Other primarily represents reclassifications of certain assets between reporting categories.
(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the period in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

Transfers – Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company is able to validate.

For the year ended December 31, 2012, the majority of the Equity Securities Available-for-Sale transfers out of Level 3 were due to the determination that the pricing inputs for certain equity securities did not have a material liquidity discount and therefore, should be classified as Level 1, not Level 3.

For the year ended December 31, 2011, the majority of Equity Securities Available-for-Sale and Trading Account Assets – Equity Securities transfers into Level 3 were due to the determination that the pricing inputs for perpetual preferred stocks provided by third party pricing services were primarily based on indicative broker quotes which could not always be verified against directly observable market information.

Derivative Fair Value Information

The following tables present the balance of derivative assets and liabilities measured at fair value on a recurring basis, as of the date indicated, by primary underlying. These tables exclude embedded derivatives which are typically recorded with the associated host contract. The derivative assets and liabilities shown below are included in “Other trading account assets,” “Other long-term investments” or “Other liabilities” in the tables presented previously in this note, under the headings “Assets and Liabilities by Hierarchy Level” and “Changes in Level 3 Assets and Liabilities.”

	As of December 31, 2013
	Level 1	Level 2	Level 3	Netting (1)	Total
	(in millions)
Derivative assets:
Interest Rate	$10	$12,215	$8	$0	$12,233
Currency	0	1,434	0	0	1,434
Credit	0	15	0	0	15
Currency/Interest Rate	0	1,350	0	0	1,350
Equity	0	828	0	0	828
Netting (1)	0	0	0	(13,768)	(13,768)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Total derivative assets	$10	$15,842	$8	$(13,768)	$2,092

Derivative liabilities:
Interest Rate	$5	$13,475	$5	$0	$13,485
Currency	0	1,435	0	0	1,435
Credit	0	48	0	0	48
Currency/Interest Rate	0	1,923	0	0	1,923
Equity	0	819	0	0	819
Netting (1)	0	0	0	(13,805)	(13,805)

Total derivative liabilities	$5	$17,700	$5	$(13,805)	$3,905

	As of December 31, 2012
	Level 1	Level 2	Level 3	Netting (1)	Total
	(in millions)
Derivative assets:
Interest Rate (2)	$11	$14,753	$5	$0	$14,769
Currency	0	1,299	0	0	1,299
Credit	0	27	0	0	27
Currency/Interest Rate (2)	0	1,498	0	0	1,498
Equity	0	671	19	0	690
Netting (1) (2)	0	0	0	(15,007)	(15,007)

Total derivative assets	$11	$18,248	$24	$(15,007)	$3,276

Derivative liabilities:
Interest Rate (2)	$11	$14,082	$2	$0	$14,095
Currency	0	1,282	0	0	1,282
Credit	0	66	0	0	66
Currency/Interest Rate (2)	0	1,597	0	0	1,597
Equity	0	627	19	0	646
Netting (1) (2)	0	0	0	(14,944)	(14,944)

Total derivative liabilities	$11	$17,654	$21	$(14,944)	$2,742

(1)	“Netting” amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty.
(2)	Prior year amounts have been revised to correct an error in previously issued financial statements.

Changes in Level 3 derivative assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 derivative assets and liabilities for the year ended December 31, 2013, as well as the portion of gains or losses included in income for the year ended December 31, 2013, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2013.

	Year Ended December 31, 2013
	Derivative Assets - Equity	Derivative Liability - Equity	Derivative Asset - Credit	Derivative Liabilities - Credit	Derivative Asset - Interest Rate	Derivative Liabilities - Interest Rate
	(in millions)
Fair Value, beginning of period	$19	$(19)	$0	$0	$5	$(2)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(15)	15	0	0	3	(3)
Asset management fees and other income	0	0	0	0	0	0
Settlements	(4)	4	0	0	0	0
Transfers into Level 3(1)	0	0	0	0	0	0
Transfers out of Level 3(1)	0	0	0	0	0	0

Fair Value, end of period	$0	$0	$0	$0	$8	$(5)

Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period:
Included in earnings:
Realized investment gains (losses), net	$(15)	$15	$0	$0	$3	$(3)
Asset management fees and other income	$0	$0	$0	$0	$0	$0

	Year Ended December 31, 2012
	Derivative Assets - Equity	Derivative Liability - Equity	Derivative Asset - Credit	Derivative Liabilities - Credit	Derivative Asset - Interest Rate	Derivative Liabilities - Interest Rate
	(in millions)
Fair Value, beginning of period	$83	$(83)	$1	$0	$7	$(6)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(70)	66	(1)	0	(2)	4
Asset management fees and other income	0	0	0	0	0	0
Purchases	6	(2)	0	0	0	0
Transfers into Level 3(1)	0	0	0	0	0	0
Transfers out of Level 3(1)	0	0	0	0	0	0

Fair Value, end of period	$19	$(19)	$0	$0	$5	$(2)

Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period:
Included in earnings:
Realized investment gains (losses), net	$(70)	$66	$(1)	$0	$(2)	$4
Asset management fees and other income	$0	$0	$0	$0	$0	$0

(1)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.

Nonrecurring Fair Value Measurements - Certain assets and liabilities are measured at fair value on a nonrecurring basis. Nonrecurring fair value reserve adjustments resulted in a net loss of $9 million for the year ended December 31, 2013 on certain commercial mortgage loans. The carrying value of these loans as of December 31, 2013 was $27 million. Valuation reserve adjustments on certain commercial mortgage loans for the year ended December 31, 2012 resulted in a net loss of $10 million and a net loss of $5 million for the year ended December 31, 2011. The adjustments were based on discounted cash flows utilizing market rates or the fair value of the underlying real estate collateral and the underlying assets were classified as Level 3 in the hierarchy.

There were no intangible asset impairments recorded for the years ended December 31, 2013 and 2011. Impairments of $46 million were recorded related to the write off of intangible assets for the year ended December 31, 2012. The impairments were

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

primarily based on discounted cash flow models, using assumptions and inputs specific to the Company, and those underlying assets are therefore, classified as Level 3 in the valuation hierarchy. For certain cost method investments, impairments of $21 million, $4 million and $7 million were recorded for the years ended December 31, 2013, 2012 and 2011, respectively. The methodologies utilized were primarily discounted future cash flow and, where appropriate, valuations provided by the general partners taking into consideration investment related expenses. These cost method investments are classified as Level 3 in the valuation hierarchy.

Fair Value Option - The following table presents information regarding changes in fair values recorded in earnings for other long-term investments where the fair value option has been elected. The changes in fair value are reflected in “Asset management fees and other income”.

	Years Ended December 31,
	2013	2012	2011
	(in millions)
Assets:
Other long-term investments:
Changes in fair value	68	40	(5)

The fair value of other long-term investments was $873 million and $464 million as of December 31, 2013 and 2012, respectively.

Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. However, in some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2013				December 31, 2012
	Fair Value				Carrying Amount (1)	Fair Value	Carrying Amount
	Level 1	Level 2	Level 3	Total	Total	Total	Total
	(in millions)
Assets:
Commercial mortgage and other loans	$0	$287	$36,511	$36,798	$35,249	$33,458	$30,738
Policy loans	0	0	8,749	8,749	8,749	10,834	8,215
Other long term investments	0	0	2,358	2,358	2,114	2,158	1,994
Other affiliated notes receivable	0	5,364	135	5,499	5,184	5,169	4,740
Short-term investments	0	515	0	515	515	26	26
Cash and cash equivalents	721	117	0	838	838	632	632
Accrued investment income	0	2,000	0	2,000	2,000	1,934	1,934
Due from parents and affiliates (2)	0	54	0	54	54	142	142
Other assets	138	1,086	252	1,476	1,476	1,591	1,591

Total assets	$859	$9,423	$48,005	$58,287	$56,179	$55,944	$50,012

Liabilities:
Policyholders’ account balances-investment contracts	$0	$34,273	$28,880	$63,153	$61,988	$63,117	$60,969
Securities sold under agreements to repurchase	0	7,898	0	7,898	7,898	5,680	5,680
Cash collateral for loaned securities	0	4,992	0	4,992	4,992	3,902	3,902

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Short-term debt	0	1,648	0	1,648	1,613	707	700
Long-term debt	0	7,215	5,556	12,771	11,570	13,216	12,011
Other liabilities	0	3,150	266	3,416	3,416	3,516	3,516
Due to parents and affiliates (2)	0	108	0	108	108	77	77
Separate account liabilities-investment contracts	0	82,070	22,163	104,233	104,233	96,560	96,560

Total liabilities	$0	$141,354	$56,865	$198,219	$195,818	$186,775	$183,415

(1)

Carrying values presented herein differ from those in the Company’s Consolidated Statement of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

(2)	Prior year amounts have been revised to correct an error, representing an overstatement of certain intercompany receivables and payables, in previously issued financial statements.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk. Other loan valuations are primarily based upon the present value of the expected future cash flows discounted at the appropriate local government bond rate and local market swap rates or credit default swap spreads, plus an appropriate credit spread and liquidity premium. The credit spread and liquidity premium are a significant component of the pricing inputs, and are based upon an internally-developed methodology, which takes into account, among other factors, the credit quality of the loans, the property type of the collateral, the weighted average coupon and the weighted average life of the loans.

Policy Loans

During the fourth quarter of 2013, the Company changed the valuation technique used to fair value policy loans. For the period ended December 31, 2013, the fair value of policy loans was determined by discounting expected cash flows at the current loan coupon rate. As a result, the carrying value of the policy loans approximates the fair value for the year ended December 31, 2013. Prior to this change, the fair value of U.S. insurance policy loans was calculated by discounting expected cash flows based upon current U.S. Treasury rates and historical loan repayment patterns, while Japanese insurance policy loans used the risk-free proxy based on the yen LIBOR.

Other Long-term Investments

Other long-term investments include investments in joint ventures and limited partnerships. The estimated fair values of these cost method investments are generally based on the Company’s share of the net asset value (“NAV”) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments. For the year end December 31, 2013 and 2012, no such adjustments were made.

Other Affiliated Notes Receivable

The fair value of affiliated notes receivable is determined using a discounted cash flow model, which utilizes a discount rate based upon market indications from broker-dealers, as well as internal assumptions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements, where appropriate. Affiliated notes receivable are reflected within “Due from parent and affiliates.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Short-Term Investments, Cash and Cash Equivalents, Accrued Investment Income and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: certain short-term investments which are not securities, are recorded at amortized cost and include quality loans; cash and cash equivalent instruments; accrued investment income; and other assets that meet the definition of financial instruments, including receivables, such as reinsurance recoverables, unsettled trades, accounts receivable and restricted cash.

Policyholders’ Account Balances – Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own non-performance risk. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.

Securities Sold Under Agreements to Repurchase

The Company receives collateral for selling securities under agreements to repurchase. Repurchase agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.

Cash Collateral for Loaned Securities

Cash collateral for loaned securities represents the collateral received in connection with loaning securities, similar to the securities sold under agreement to repurchase above. For these transactions, the carrying value of the related asset or liability approximates fair value, as they equal the amount of cash collateral received.

Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

Other Liabilities

Other liabilities are primarily payables, such as reinsurance payables, unsettled trades, drafts and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

Separate Account Liabilities–Investment Contracts

Only the portion of separate account liabilities related to products that are investments contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees. Therefore, carrying value approximates fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Due to/from Parent and Affiliates

Due to/from parent and affiliates represents primarily accrued expense payables and receivables and reinsurance recoverables. Due to the short term until settlement of these receivables and payables, the Company believes that carrying value approximates fair value.

20. RELATED PARTIES

Service Agreements – Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include PRUCO, LLC, Prudential Asset Management Holding Company, LLC, Prudential International Insurance Holdings, Ltd., Prudential International Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential International Investments Corporation, Prudential International Investments, LLC, Prudential Annuities Holding Company, Inc. and Prudential Japan Holdings, LLC. Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $747 million, $727 million and $585 million for the years ended December 31, 2013, 2012 and 2011, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

Included in “Due from parent and affiliates” are receivables of $5 million and $101 million at December 31, 2013 and 2012, respectively, due primarily to these agreements.

Affiliated Asset Administration Fee Income

In accordance with a revenue sharing agreement with Advanced Series Trust (“AST”) Investment Services, Inc., the Company received fee income calculated on contractholder separate account balances invested in the AST. Income received from AST Investment Services, Inc. related to this agreement was $311 million, $227 million and $153 million for the years ended December 31, 2013, 2012 and 2011, respectively. These revenues are recorded as “Asset administration fees and other income” in the Consolidated Statements of Operations.

Service Agreements – Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $354 million, $305 million and $281 million as contra-revenue in “Net investment income” and $112 million, $128 million and $117 million in “General and administrative expenses” for the years ended December 31, 2013, 2012 and 2011, respectively. Included in “Due to parent and affiliates” are payables of $51 million and $33 million at December 31, 2013 and 2012, respectively, due primarily to these agreements.

Affiliated Investment Management Expenses

In accordance with an agreement with Prudential Investment Management, Inc. (“PIMI”), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PIMI related to this agreement was $206 million, $305 million and $270 million for the years ended December 31, 2013, 2012 and 2011, respectively. These expenses are recorded as a reduction to “Other revenue” in the Consolidated Statements of Operations.

Affiliated Commission Expense

The Company pays commissions and certain other fees to Prudential Annuities Distributions, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s products. Commissions and fees are paid by PAD to broker-dealers who sold and service the Company’s products. Commissions and fees paid by the Company to PAD were $881 million, $1,227 million and $1,150 million for the years ended December 31, 2013, 2012 and 2011, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

	Maturity Dates	Rate	2013	2012
			(in millions)
U.S. Dollar floating rate notes(1)	2013 - 2026	0.56% - 2.55%	$405	$171
U.S. Dollar fixed rate notes(2)	2013 - 2043	0.81% - 11.03%	4,222	3,881
Euro-denominated fixed rate notes	2025	2.30%	84	0
Japanese Yen fixed rate notes(3)	2014 - 2021	1.73% - 2.66%	338	413

Total long-term notes receivable - affiliated(4)			5,049	4,465
Short-term notes receivable - affiliated(5)			1,065	1,494

Total notes receivable - affiliated			$6,114	$5,959

(1)	Includes current portion of the long-term notes receivable of $8 million at December 31, 2012. There were no current portion of long-term notes receivables at December 31, 2013.
(2)	Includes current portion of the long-term notes receivable of $24 million at December 31, 2013 and $144 million at December 31, 2012.
(3)	Includes current portion of the long-term notes receivable of $50 million at December 31, 2013.
(4)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
(5)	Short-term notes receivable have variable rates, which averaged 0.59% at December 31, 2013 and 0.88% at December 31, 2012. Short-term notes receivable are payable on demand.

The affiliated notes receivable included above are classified as loans, and carried at unpaid principal balance, net of any allowance for losses. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Financial for loans, due from affiliates.

Accrued interest receivable related to these loans was $49 million and $40 million at December 31, 2013 and 2012, respectively, and is included in “Due from parent and affiliates.” Revenues related to these loans were $277 million, $259 million and $147 million for the years ended December 31, 2013, 2012, and 2011, respectively and are included in “Other income.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $401 million and $236 million, associated with these transactions at December 31, 2013 and 2012, respectively. Revenues related to this lending activity were immaterial for years ended 2013, 2012, and 2011.

Sales of Fixed Maturities, Equity Securities, Surplus Notes, Real Estate, and Joint Ventures between Related Parties

In March 2013, the Company purchased fixed maturity investments, classified as available for sale, from Prudential Financial for a total of $104 million, the fair value on the date of the transfer plus accrued interest.

In April 2013, the Company purchased surplus notes from Prudential Financial for $225 million, the fair value on the date of the transfer plus accrued interest.

In November and December 2013, the Company purchased fixed maturity investments, classified as available for sale, from affiliates for a total of $474 million and $151 million, respectively, the fair value on the date of the transfer plus accrued interest.

In December 2013, the Company purchased real estate, related lease intangibles, and third party debt from an affiliate for a total of $40 million, the fair value on the date of the transfer.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In December 2013, the Company purchased equity securities, classified as available for sale, from affiliates for a total of $27 million, the fair value on the date of the transfer.

In 2013, the Company purchased investments in joint ventures from an affiliate for a total of $41 million, classified as other long term investments.

In April 2012, the Company sold fixed maturity investments to an affiliate for a total of $65 million, the fair value on the date of transfer plus accrued interest. The affiliate recorded the investments at the fair value of the investments at the date of sale. The difference of $13 million between the historic amortized cost and the fair value was recorded by the Company as gain on the investments. Fixed maturity investments are categorized in the Company’s consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference of amortized cost and fair value reflected in accumulated other comprehensive income.

In April 2012, the Company purchased fixed maturity investments, classified as available for sale, from affiliates for a total of $527 million, the fair value on the date of the transfer plus accrued interest.

In May 2012, the Company purchased fixed maturity investments, classified as available for sale, from affiliates for a total of $451 million, the fair value on the date of the transfer plus accrued interest.

In November 2012, the Company purchased fixed maturity investments, classified as available for sale, from affiliates for a total of $142 million, the fair value on the date of the transfer plus accrued interest.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $1,626 million and $531 million at December 31, 2013 and 2012, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $1,763 million and $2,638 million at December 31, 2013 and 2012, respectively.

Retail Medium Term Notes Program

The Company has sold funding agreements (“agreements”) to Prudential Financial as part of a retail note issuance program to financial wholesalers. As discussed in Note 10, “Policyholders’ account balances” debt related to these agreements has been repaid in 2012. In addition, there were no “Deferred policy acquisition costs” included in affiliated amounts at December 31, 2013 and 2012, respectively. The affiliated interest credited on these agreements is included in “Interest credited to policyholders’ account balances” and was $22 million and $34 million for the years ended December 31, 2012 and 2011, respectively. There was no affiliated interest credited for the year ended December 31, 2013.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other long term investments” included $10 million and $14 million at December 31, 2013 and 2012, respectively. “Net investment income” included gains of $8 million, $17 million and $4 million for the years ended December 31, 2013, 2012 and 2011, respectively, related to these ventures.

Reinsurance

As discussed in Notes 11 and 13, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 14, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

21. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps, options, and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.

The Company also uses swaptions, interest rate caps, and interest rate floors to manage interest rate risk. A swaption is an option to enter into a swap with a forward starting effective date. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. In an interest rate cap, the buyer receives payments at the end of each period in which the interest rate exceeds the agreed strike price. Similarly, in an interest rate floor, the buyer receives payments at the end of each period in which the interest rate is below the agreed strike price. Swaptions and interest rate caps and floors are included in interest rate options.

In exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and posts variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

Foreign Exchange Contracts

Currency derivatives, including currency futures, options, forwards, and swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar equivalent earnings generated by certain of its non-U.S. businesses, primarily its international insurance and investments operations. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.

Credit Contracts

The Company writes credit default swaps for which it receives a premium to insure credit risk. These are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With these derivatives the Company sells credit protection on an identified name, or an

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

index of names, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced name’s (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate. See credit derivatives written section for further discussion of guarantees. In addition to selling credit protection the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Other Contracts

TBAs. The Company uses “to be announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company enhance the return on its investment portfolio, and can provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Embedded Derivatives. The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains a portfolio of derivative instruments that is intended to economically hedge the risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swaptions, caps, floors, and other instruments.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Synthetic Guarantees. The Company sells synthetic guaranteed investment contracts, through both full service and investment-only sales channels, to qualified pension plans. The assets are owned by the trustees of such plans, who invest the assets according to the contract terms agreed to with the Company. The contracts contain a guarantee of a minimum rate of return on participant balances supported by the underlying assets, and a guarantee of liquidity to meet certain participant-initiated withdrawals from the contract. Under U.S. GAAP, these contracts are accounted for as derivatives and recorded at fair value.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts used in a non-broker-dealer capacity by the primary underlying, excluding embedded derivatives which are recorded with the associated host. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral held with the same counterparty. This netting impact results in total derivative assets of $2,092 million and $3,276 million as of December 31, 2013 and December 31, 2012, respectively, and total derivative liabilities of $3,905 million and $2,742 million as of December 31, 2013 and December 31, 2012, respectively, reflected in the Consolidated Statement of Financial Position.

	December 31, 2013			December 31, 2012

Primary Underlying/ Instrument Type	Notional Amount	Fair Value		Notional Amount	Fair Value
		Assets	Liabilities		Assets	Liabilities
(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$1,893	$8	$(183)	$2,874	$26	$(333)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Currency/Interest Rate
Foreign Currency Swaps	7,590	88	(516)	5,068	80	(263)

Total Qualifying Derivatives	$9,483	$96	$(699)	$7,942	$106	$(596)

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$53,840	$1,828	$(2,967)	$55,912	$3,526	$(2,591)
Interest Rate Futures	14,823	9	(5)	6,749	11	(12)
Interest Rate Forwards	1,452	0	(6)	660	0	0
Foreign Currency
Foreign Currency Forwards	645	6	(8)	1,464	5	(28)
Currency/Interest Rate
Foreign Currency Swaps	4,049	77	(242)	2,856	176	(90)
Credit
Credit Default Swaps	715	1	(33)	1,600	6	(45)
Equity
Equity Options	41,164	45	(16)	24,507	86	(33)
Total Return Swaps	491	0	(15)	544	1	(8)
Synthetic GIC’s	77,881	8	0	64,359	6	0

Total Non-Qualifying
Derivatives	$195,060	$1,974	$(3,292)	$158,651	$3,817	$(2,807)

Total Derivatives (1)	$204,543	$2,070	$(3,991)	$166,593	$3,923	$(3,403)

(1)

Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a net asset of $336 million as of December 31, 2013 and a net liability of $1,646 million as of December 31, 2012, included in “Future policy benefits” and “Fixed maturities, available-for-sale.”

Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (including bifurcated embedded derivatives), and repurchase and reverse repurchase agreements that are offset in the balance sheet, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the balance sheet.

	December 31, 2013
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral	Net Amount Amount
	(in millions)
Offsetting of Financial Assets:
Derivatives	$15,848	$(13,768)	$2,080	$(956)	$1,124
Securities purchased under agreement to resell	617	0	617	(617)	0

Total Assets	$16,465	$(13,768)	$2,697	$(1,573)	$1,124

Offsetting of Financial Liabilities:
Derivatives	$17,705	$(13,805)	$3,900	$(1,999)	$1,901
Securities sold under agreement to repurchase	7,898	0	7,898	(7,898)	0

Total Liabilities	$25,603	$(13,805)	$11,798	$(9,897)	$1,901

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	December 31, 2012
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral	Net Amount

	(in millions)
Offsetting of Financial Assets:
Derivatives	$18,274	$(15,007)	$3,267	$(3,276)	$(9)
Securities purchased under agreement to resell	835	0	835	(835)	0

Total Assets	$19,109	$(15,007)	$4,102	$(4,111)	$(9)

Offsetting of Financial Liabilities:
Derivatives	$17,684	$(14,944)	$2,740	$(2,421)	$319
Securities sold under agreement to repurchase	5,680	0	5,680	(5,680)	0

Total Liabilities	$23,364	$(14,944)	$8,420	$(8,101)	$319

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “—Credit Risk” below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Company’s Consolidated Financial Statements.

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow, and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2013
	Realized Investment Gains/(Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholders’ Account Balances	Accumulated Other Comprehensive Income(1)
	(in millions)
Derivatives Designated as Hedge Accounting Instruments:

Fair value hedges
Interest Rate	$103	$(71)	$0	$0	$20	$0
Currency	0	0	0	0	0	0

Total fair value hedges	103	(71)	0	0	20	0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Cash flow hedges
Interest Rate	0	0	0	(1)	0	6
Currency/Interest Rate	0	8	(39)	0	0	(216)

Total cash flow hedges	0	8	(39)	(1)	0	(210)

Net Investment Hedges
Currency(2)	0	0	(4)	0	0	4
Currency/Interest Rate	0	0	0	0	0	0

Total net investment hedges	0	0	(4)	0	0	4

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(1,703)	0	0	0	0	0
Currency	3	0	0	0	0	0
Currency/Interest Rate	(183)	0	(2)	0	0	0
Credit	(11)	0	0	0	0	0
Equity	(182)	0	0	0	0	0
Embedded Derivatives	120	0	0	0	0	0

Total non-qualifying hedges	(1,956)	0	(2)	0	0	0

Total	$(1,853)	$(63)	$(45)	$(1)	$20	$(206)

	Year Ended December 31, 2012
	Realized Investment Gains/(Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholders’ Account Balances	Accumulated Other Comprehensive Income(1)
	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Fair value hedges
Interest Rate	$25	$(92)	$0	$0	$33	$0
Currency	0	0	0	0	0	0

Total fair value hedges	25	(92)	0	0	33	0

Cash flow hedges
Interest Rate	0	0	0	0	(1)	7
Currency/Interest Rate	0	2	(5)	0	0	(177)

Total cash flow hedges	0	2	(5)	0	(1)	(170)

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	72	0	0	0	0	0
Currency	(15)	0	0	0	0	0
Currency/Interest Rate	(20)	0	0	0	0	0
Credit	(48)	0	0	0	0	0
Equity	(127)	0	0	0	0	0
Embedded Derivatives	4	0	0	0	0	0

Total non-qualifying hedges	(134)	0	0	0	0	0

Total	$(109)	$(90)	$(5)	$0	$32	$(170)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Year Ended December 31, 2011
	Realized Investment Gains/(Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholders’ Account Balances	Accumulated Other Comprehensive Income(1)
	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Fair value hedges
Interest Rate	$(116)	$(114)	$0	$0	$56	$0
Currency	0	0	0	0	0	0

Total fair value hedges	(116)	(114)	0	0	56	0

Cash flow hedges
Interest Rate	0	0	0	0	(1)	0
Currency/Interest Rate	0	(7)	3	0	0	176

Total cash flow hedges	0	(7)	3	0	(1)	176

Net investment hedges
Currency(2)	0	0	2	0	0	(14)
Currency/Interest Rate	0	0	0	0	0	0

Total net investment hedges	0	0	2	0	0	(14)

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	775	0	0	0	0	0
Currency	15	0	0	0	0	0
Currency/Interest Rate	39	0	0	0	0	0
Credit	0	0	0	0	0	0
Equity	(6)	0	0	0	0	0
Embedded Derivatives	(1,177)	0	0	0	0	0

Total non-qualifying hedges	(354)	0	0	0	0	0

Total	$(470)	$(121)	$5	$0	$55	$162

(1)	Amounts deferred in “Accumulated other comprehensive income (loss).”
(2)	Relates to the sale of equity method investments.

For the years ended December 31, 2013, 2012 and 2011, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging. In addition, there were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in millions)
Balance, December 31, 2010	$(174)
Net deferred gains/(losses) on cash flow hedges from January 1 to December 31, 2011	157
Amount reclassified into current period earnings	19

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Balance, December 31, 2011	2
Net deferred gains/(losses) on cash flow hedges from January 1 to December 31, 2012	(182)
Amount reclassified into current period earnings	12

Balance, December 31, 2012	(168)
Net deferred gains/(losses) on cash flow hedges from January 1 to December 31, 2013	(256)
Amount reclassified into current period earnings	46

Balance, December 31, 2013	$(378)

Using December 31, 2013 values, it is anticipated that a pre-tax gain of approximately $6 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the subsequent twelve months ending December 31, 2014, offset by amounts pertaining to the hedged items. As of December 31, 2013, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 25 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss)” were $113 million in 2013, $109 million in 2012 and $109 million in 2011.

Credit Derivatives Written

The following table sets forth the Company’s exposure from credit derivatives where the Company has written credit protection, by NAIC rating of the underlying credits as of December 31, 2013 and 2012. The Company’s maximum amount at risk under these credit derivatives listed below assumes the value of the underlying referenced securities become worthless. These credit derivatives have maturities of less than 2 years. The table excludes a credit derivative related to surplus notes issued by a subsidiary of Prudential Insurance and embedded derivatives contained in externally-managed investments in the European market.

	December 31, 2013
	Single Name		Credit Default Index		Total
NAIC Designation	Notional	Fair Value	Notional	Fair Value	Notional	Fair Value
	(in millions)
1	$0	$0	$0	$0	$0	$0
2	5	0	0	0	5	0

Subtotal	5	0	0	0	5	0
3	0	0	0	0	0	0
4	0	0	0	0	0	0
5	0	0	0	0	0	0
6	0	0	0	0	0	0

Subtotal	0	0	0	0	0	0

Total	$5	$0	$0	$0	$5	$0

	December 31, 2012
	Single Name		Credit Default Index		Total
NAIC Designation	Notional	Fair Value	Notional	Fair Value	Notional	Fair Value
	(in millions)
1	$5	$0	$0	$0	$5	$0
2	0	0	0	0	0	0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Subtotal	5	0	0	0	5	0
3	0	0	750	2	750	2
4	0	0	0	0	0	0
5	0	0	0	0	0	0
6	0	0	0	0	0	0

Subtotal	0	0	750	2	750	2

Total	$5	$0	$750	$2	$755	$2

The following table sets forth the composition of the Company’s credit derivatives where the Company has written credit protection by industry category as of the dates indicated.

	December 31, 2013		December 31, 2012
Industry	Notional	Fair Value	Notional	Fair Value
	(in millions)
Corporate Securities:
Consumer Non-cyclical	$0	$0	$0	$0
Capital Goods	0	0	0	0
Basic Industry	0	0	0	0
Transportation	0	0	0	0
Consumer Cyclical	0	0	0	0
Energy	0	0	0	0
Communication	5	0	5	0
Finance	0	0	0	0
Other (1)	0	0	750	2

Total Credit Derivatives	$5	$0	$755	$2

(1)	Includes Credit Default Index derivative with various industry categories.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2013 and 2012, the Company had $710 million and $845 million of outstanding notional amounts, respectively, reported at fair value as a liability of $33 million and a liability of $40 million, respectively.

Prior to disposal in the fourth quarter of 2013, the Company held certain externally-managed investments in the European market which contained embedded derivatives. Their fair values were primarily driven by changes in credit spreads. These investments were medium-term notes that were collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes had a stated coupon and provided a return based on the performance of the underlying portfolios and the level of leverage. The Company invested in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes were accounted for under U.S. GAAP as available-for-sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities were reported in Equity under the heading “Accumulated Other Comprehensive Income (Loss)” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these investments was $314 million as of December 31, 2012.

Counterparty Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions. The Company manages credit risk by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The credit exposure of the Company’s OTC derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date. To reduce credit exposures, the Company seeks to (i) enter into OTC derivative transactions pursuant to master agreements that provide for a netting of payments and receipts with a single counterparty, and (ii) enter into agreements that allow the use of credit support annexes, which are bilateral rating-sensitive agreements that require collateral postings at established threshold levels. Cleared derivatives are bilateral transactions between the Company and a counterparty where the transactions are cleared through a clearinghouse, such that each derivative counterparty is only exposed to the default of the clearinghouse. These cleared transactions require initial and daily variation margin collateral postings and include certain interest rate swaps and credit default swaps entered into on or after June 10, 2013, related to new guidelines implemented under the Dodd-Frank Wall Street Reform and Consumer Protection Act. Also, the Company enters into exchange-traded futures and certain options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of non-performance by counterparties to such financial instruments.

Under fair value measurements, the Company incorporates the market’s perception of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

Certain of the Company’s derivative agreements with some of its counterparties contain credit-rating related triggers. If the Company’s credit rating were to fall below a certain level, the counterparties to the derivative instruments could request termination at the then fair value of the derivative or demand immediate full collateralization on derivative instruments in net liability positions. If a downgrade occurred and the derivative positions were terminated, the Company anticipates it would be able to replace the derivative positions with other counterparties in the normal course of business. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position were $621 million as of December 31, 2013. In the normal course of business the Company has posted collateral related to these instruments of $519 million as of December 31, 2013. If the credit-risk-related contingent features underlying these agreements had been triggered on December 31, 2013, the Company estimates that it would be required to post a maximum of $60 million of additional collateral to its counterparties.

22. COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2013, 2012 and 2011 was $68 million, $58 million and $63 million, respectively.

The following table presents, at December 31, 2013, the Company’s future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

	Operating Leases	Sub-lease Income

2014	89	(5)
2015	61	0
2016	44	0
2017	38	0
2018	23	0
2019 and thereafter	37	0

Total	$292	$(5)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Occasionally, for business reasons, the Company may exit certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue, at the time it ceases to use the property being leased, the future rental expense net of any expected sub-lease income, and to release this reserve over the remaining commitment period. Of the total non-cancelable operating leases and sub-lease income amounts listed above, $3 million and $4 million, respectively, has been accrued at December 31, 2013.

Commercial Mortgage Loan Commitments

	As of December 31,

	2013	2012

	(in millions)

Total outstanding mortgage loan commitments	$1,568	$1,430

In connection with the Company’s commercial mortgage operations, it originates commercial mortgage loans.

Commitments to Purchase Investments (excluding Commercial Mortgage Loans)

	As of December 31,

	2013	2012

	(in millions)

Expected to be funded from the general account and other operations outside the separate accounts (1)	$4,851	$3,096
Expected to be funded from separate accounts	$274	$757
Portion of separate account commitments with recourse to Prudential Insurance	$0	$7

(1) Includes a remaining commitment of $256 million and $200 million at December 31, 2013 and 2012, respectively, related to the Company’s agreement to co-invest with the Fosun Group (Fosun) in a private equity fund, managed by Fosun, for the Chinese marketplace.

The Company has other commitments to purchase or fund investments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. The Company anticipates a portion of these commitments will ultimately be funded from its separate accounts. Some of the separate account commitments have recourse to Prudential Insurance if the separate accounts are unable to fund the amounts when due.

Guarantees of Investee Debt

	As of December 31,

	2013	2012

	(in millions)

Total guarantees of debt issued by entities in which the separate accounts have invested	$2,510	$2,178
Amount of above guarantee that is limited to separate account assets	$2,510	$2,167
Accrued liability associated with guarantee	$0	$0

A number of guarantees provided by the Company relate to real estate investments held in its separate accounts, in which entities that the separate account has invested in have borrowed funds, and the Company has guaranteed their obligations. The Company provides these guarantees to assist these entities in obtaining financing. The Company’s maximum potential exposure under these guarantees is mostly limited to the assets of the separate account. The exposure that is not limited to the separate

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

account assets relates mostly to guarantees limited to fraud, criminal activity or other bad acts. These guarantees generally expire at various times over the next eleven years. At December 31, 2013, the Company’s assessment is that it is unlikely payments will be required. Any payments that may become required under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the underlying collateral, or would provide rights to obtain the underlying collateral.

Credit Derivatives Written

As discussed further in Note 21, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security.

Guarantees of Asset Values

	As of December 31,

	2013	2012

	(in millions)

Guaranteed value of third parties’ assets	$78,061	$64,362
Fair value of collateral supporting these assets	$79,413	$67,494
Asset associated with guarantee, carried at fair value	$8	$5

Certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. The collateral supporting these guarantees is not reflected on the Company’s balance sheet.

Other Guarantees

	As of December 31,

	2013	2012

	(in millions)

Other guarantees where amount can be determined	$341	$319
Accrued liability for other guarantees and indemnifications	$2	$2

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Included above are $323 million and $299 million as of December 31, 2013 and 2012, respectively, of yield maintenance guarantees related to certain investments the Company sold. The Company does not expect to make any payments on these guarantees and is not carrying any liabilities associated with these guarantees.

Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. The accrued liabilities identified above do not include retained liabilities associated with sold businesses.

Insolvency Assessments

Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guarantee associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Assets and liabilities held for insolvency assessments were as follows:

	As of December 31,

	2013	2012

	(in millions)
Other assets:
Premium tax offset for future undiscounted assessments	$76	$75
Premium tax offsets currently available for paid assessments	5	5

Total	$81	$80

Other liabilities:
Insolvency assessments	$40	$96

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have been either divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established but the matter, if material, is disclosed, including matters discussed below. The Company estimates that as of December 31, 2013, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is not material (i.e., less than $250 million). Any estimate is not an indication of expected loss, if any, or the Company’s maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Individual Annuities, Individual Life and Group Insurance

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC. filed in the Circuit Court of Leon County, Florida, was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In March 2013, the Company filed a motion to dismiss the complaint. In August 2013, the court dismissed the complaint with prejudice. In September 2013, plaintiff filed an appeal with Florida’s Circuit Court of the Second Judicial Circuit in Leon County.

In September 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit, State of West Virginia ex. Rel. John D. Perdue v. Prudential Insurance Company of America, in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of Prudential Insurance to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount. In October 2012, the State of West Virginia commenced a second action, State of West Virginia ex. Rel. John D. Perdue v. Pruco Life Insurance Company making the same allegations stated in the action against Prudential Insurance. In April 2013, the Company filed motions to dismiss the complaints in both of the West Virginia actions. In December 2013, the Court granted the Company’s motions and dismissed the complaints with prejudice. In January, 2014, the State of West Virginia appealed the decisions.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York State Department of Financial Services (“NYDFS”) has requested that 172 life insurers (including the Company) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws. In February 2012, the Massachusetts Office of the Attorney General requested information regarding the Company’s unclaimed property procedures. In December 2013, this matter was closed without prejudice. In May 2013, the Company entered into a settlement agreement with the Minnesota Department of Commerce, Insurance Division, which requires the Company to take additional steps to identify deceased insureds and contract holders where a valid claim has not been made.

From July 2010 to December 2010, four purported nationwide class actions were filed challenging the use of retained asset accounts to settle death benefit claims of beneficiaries of a group life insurance contract owned by the United States Department of Veterans Affairs that covers the lives of members and veterans of the U.S. armed forces. In 2011, the cases were consolidated in the United States District Court for the District of Massachusetts by the Judicial Panel for Multi-District Litigation as In re Prudential Insurance Company of America SGLI/VGLI Contract Litigation. The consolidated complaint alleges that the use of the retained assets accounts that earn interest and are available to be withdrawn by the beneficiary, in whole or in part, at any time, to settle death benefit claims is in violation of federal law, and asserts claims of breach of contract, breaches of fiduciary duty and the duty of good faith and fair dealing, fraud and unjust enrichment and seeks compensatory and punitive damages, disgorgement of profits, equitable relief and pre and post-judgment interest. In March 2011, the motion to dismiss was denied. In January 2012, plaintiffs filed a motion to certify the class. In August 2012, the court denied plaintiffs’ class certification motion without prejudice pending the filing of summary judgment motions on the issue of whether plaintiffs sustained an actual injury. In October 2012, the parties filed motions for summary judgment. In November 2013, the Court issued a Memorandum and Order

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

stating that the named plaintiffs: (1) did not suffer a cognizable legal injury; (2) are not entitled to any damages based on allegations of delay in payment of benefits; and (3) are not entitled to disgorgement of profits as a remedy. The Court ordered further briefing on whether nominal damages should be awarded and whether any equitable relief should be granted. In February, 2014, the parties filed briefs on the issues addressed in the Court’s order.

In September 2010, Huffman v. The Prudential Insurance Company, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by ERISA-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, challenging the use of retained asset accounts in employee welfare benefit plans to settle death benefit claims as a violation of ERISA and seeking injunctive relief and disgorgement of profits. In July 2011, the Company’s motion for judgment on the pleadings was denied. In February 2012, plaintiffs filed a motion to certify the class. In April 2012, the Court stayed the case pending the outcome of a case involving another insurer that is before the Third Circuit Court of Appeals.

In January 2011, a purported state-wide class action, Garcia v. The Prudential Insurance Company of America was dismissed by the Second Judicial District Court, Washoe County, Nevada. The complaint was brought on behalf of Nevada beneficiaries of individual life insurance policies for which, unless the beneficiaries elected another settlement method, death benefits were placed in retained asset accounts. The complaint alleges that by failing to disclose material information about the accounts, the Company wrongfully delayed payment and improperly retained undisclosed profits, and seeks damages, injunctive relief, attorneys’ fees and pre and post-judgment interest. In February 2011, plaintiff appealed the dismissal to the Nevada Supreme Court. As previously reported, in December 2009, an earlier purported nationwide class action raising substantially similar allegations brought by the same plaintiff in the United States District Court for the District of New Jersey, Garcia v. Prudential Insurance Company of America, was dismissed. In December 2011, plaintiff appealed the dismissal. In January 2013, the Nevada Supreme Court affirmed the dismissal of the complaint. In May 2013, the time for the plaintiffs to appeal the dismissal expired.

In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in state court and removed to the United States District Court for the Southern District of Illinois. The complaint makes allegations under Illinois law, substantially similar to the Garcia cases, on behalf of a class of Illinois residents whose death benefit claims were settled by retained assets accounts. In March 2011, the complaint was amended to drop the Company as a defendant and add Pruco Life Insurance Company as a defendant and is now captioned Phillips v. Prudential Insurance and Pruco Life Insurance Company. In November 2011, the complaint was dismissed. In December 2011, plaintiff appealed the dismissal. In May 2013, the United States Court of Appeals for the Seventh Circuit affirmed the dismissal of plaintiff’s putative class action complaint. In August 2013, plaintiff’s time to appeal the dismissal expired.

In February 2011, a fifth amended complaint was filed in the United States District Court for the District of New Jersey in Clark v. Prudential Insurance Company. The complaint brought on behalf of a purported class of California, Indiana, Ohio and Texas residents who purchased individual health insurance policies alleges that Prudential Insurance failed to disclose that it had ceased selling this type of policy in 1981 and that, as a result, premiums would increase significantly. The complaint alleges claims of fraudulent misrepresentation and omission, breach of the duty of good faith and fair dealing, and California’s Unfair Competition Law and seeks compensatory and punitive damages. The matter was originally filed in 2008 and certain of the claims in the first four complaints were dismissed. In February 2012, plaintiffs filed a motion for class certification. In July 2012, Prudential Insurance moved for summary judgment on certain of plaintiffs’ claims. In February 2013, the Court denied plaintiffs’ motion for class certification, granted the motion by Prudential Insurance for summary judgment against two of the named plaintiffs, and denied summary judgment against two other plaintiffs. In April 2013, the Court denied plaintiffs’ motions: (i) for reconsideration of the Court’s order denying class certification and granting the Company partial summary judgment; and (ii) to alter or amend the order denying class certification by redefining the class and bifurcating liability and damages issues. In December 2013, the named plaintiffs agreed to a settlement within reserved amounts. In January 2014, the Court dismissed the complaint with prejudice.

From November 2002 to March 2005, eleven separate complaints were filed against the Company and the law firm of Leeds Morelli & Brown in New Jersey state court and in the New Jersey Superior Court, Essex County as Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential Insurance, over 235 claimants who are current and former Prudential Insurance employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential Insurance conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In February 2010, the New Jersey Supreme Court assigned the cases for centralized case

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

management to the Superior Court, Bergen County. The Company participated in a court-ordered mediation that resulted in a settlement involving 193 of the remaining 235 plaintiffs. The amounts paid to the 193 plaintiffs were within existing reserves for this matter. In December 2013, the Company participated in court-ordered mediation that resulted in a December 2013 settlement involving 40 of the remaining 42 plaintiffs with litigation against the Company, including plaintiffs who had not yet appealed the dismissal of their claims. The amounts paid to the 40 plaintiffs were within existing reserves for this matter.

Other Matters

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint sought back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In March 2008, the court conditionally certified a nationwide class on the federal overtime claim. Separately, in March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, claiming that the Company failed to pay its agents overtime and provide other benefits in violation of California and federal law and seeking compensatory and punitive damages in unspecified amounts. In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter. Subsequent amendments to the complaint resulted in additional allegations involving purported violations of an additional nine states’ overtime and wage payment laws. In February 2010, Prudential moved to decertify the federal overtime class that had been conditionally certified in March 2008 and moved for summary judgment on the federal overtime claims of the named plaintiffs. In July 2010, plaintiffs filed a motion for class certification of the state law claims. In August 2010, the district court granted Prudential’s motion for summary judgment, dismissing the federal overtime claims. In January 2013, the Court denied plaintiffs’ motion for class certification in its entirety. In July 2013, the Court granted plaintiffs’ motion for reconsideration, permitting plaintiffs to file a motion to certify a class of employee insurance agents seeking recovery under state wage and hour laws. In September 2013, plaintiffs filed a renewed motion for class certification.

Since April 2012, the Company has filed ten actions seeking to recover damages attributable to investments in residential mortgage-backed securities (“RMBS”). Eight actions were filed in New Jersey state court, captioned The Prudential Insurance Company of America, et al. v. JP Morgan Chase, et al.; The Prudential Insurance Company of America, et al. v. Morgan Stanley, et al.; The Prudential Insurance Company of America, et al. v. Nomura Securities International, Inc., et al.; The Prudential Insurance Company of America, et al. v. Barclays Bank PLC, et al.; The Prudential Insurance Company of America, et al. v. Goldman Sachs & Company, et al.;The Prudential Insurance Company of America, et al. v. RBS Financial Products, Inc., et al.; The Prudential Insurance Company of America, et al. v. Countrywide Financial Corp., et al.; and The Prudential Insurance Company of America, et al. v. UBS Securities LLC. et al. Additionally, two actions were filed in the United States District Court for the District of New Jersey: The Prudential Insurance Company of America v. Credit Suisse Securities (USA) LLC, et al. and The Prudential Insurance Company of America v. Bank of America National Association and Merrill Lynch & Co., Inc., et al. Among other allegations stemming from the defendants’ origination, underwriting and sales of RMBS, the complaints assert claims of common law fraud, negligent misrepresentation, breaches of the New Jersey Civil RICO statute, and, in some lawsuits, federal securities claims. The complaints seek unspecified damages.

Seven of the defendants (J.P. Morgan, Barclays, Nomura, RBS, Goldman Sachs, Countrywide, and UBS) removed the lawsuits from New Jersey state court to the United States District Court for the District of New Jersey. The Countrywide defendants also made an application to the Judicial Panel on Multi-District Litigation to transfer that case to the United States District Court for the Central District of California. In August 2013, that application was granted. Except for the Nomura and Goldman Sachs actions, the Company filed motions to remand the lawsuits to New Jersey state court. The J.P. Morgan, Barclays, RBS and UBS lawsuits were subsequently remanded to New Jersey state court.

Each of the Goldman Sachs, Morgan Stanley, Nomura, Credit Suisse, Barclays, Bank of America/Merrill Lynch, J.P. Morgan, RBS and Countrywide defendants filed motions to dismiss the complaints against them. The motions to dismiss filed by Goldman Sachs, J.P. Morgan, Morgan Stanley, and Credit Suisse have been denied, and the motions to dismiss filed by Barclays, Bank of America/Merrill Lynch, RBS, Countrywide, and Nomura are pending. In December 2013, the lawsuit against Goldman Sachs was settled.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Summary

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

Independent Auditor’s Report

To the Board of Directors and Stockholder of

The Prudential Insurance Company of America:

We have audited the accompanying consolidated financial statements of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Holdings, LLC, which is a wholly owned subsidiary of Prudential Financial, Inc.), and its subsidiaries (collectively, the “Company”), which comprise the consolidated statements of financial position as of December 31, 2013 and 2012, and the related consolidated statements of operations, of comprehensive income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2013.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in in accordance with accounting principles generally accepted in the United States of America.

March 28, 2014

PART C—OTHER INFORMATION

ITEM 29.	FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS

(1)	Financial Statements of The Prudential Variable Contract Account-10 (Registrant) consisting of the Statement of Net Assets, as of December 31, 2013; the Statement of Operations for the period ended December 31, 2012; the Statements of Changes in Net Assets for the periods ended December 31, 2013 and 2012; and the Notes relating thereto are incorporated by reference into the MEDLEY annual report for 2013 (File No. 2-76580).

(2)	Financial Statements of The Prudential Insurance Company of America (Depositor) consisting of the Statements of Financial Position as of December 31, 2013 and 2012; the Statements of Operations and Changes in Surplus and Asset Valuation Reserve and the Statements of Cash Flows for the years ended December 31, 2013, 2012 and 2011; and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement).

(b) EXHIBITS

(1)	Resolution of the Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Contract Account 10.	Incorporated by reference to Exhibit (1) to Post-Effective Amendment No. 33 to Registration Statement filed April 30, 1999.

(2)	Rules and Regulations of The Prudential Variable Contract Account 10	Incorporated by reference to Exhibit (2) to Post-Effective Amendment No. 36 to this Registration Statement filed April 30, 2001.

(3)	Custodian Agreement with Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit (3) to Post-Effective Amendment No. 31 to this Registration Statement filed April 29, 1998.

(4)	(i) Management Agreement between Prudential Investments Fund Management LLC and The Prudential Variable Contract Account-10.	Incorporated by reference to Exhibit (4)(i) to Post-Effective Amendment No. 36 to this Registration Statement filed April 30, 2001.

	(ii) Subadvisory Agreement between Jennison Associates LLC and Prudential Investments Fund Management LLC.	Incorporated by reference to Exhibit (4)(ii) to Post-Effective Amendment No. 36 to this Registration Statement filed April 30, 2001.

(5)	(i) Agreement Relating to the Sale of Certain Contracts on a Variable Basis between Prudential and The Prudential Variable Contract Account 10.	Incorporated by reference to Exhibit No. (5) to Post-Effective Amendment No. 33 to Registration Statement filed April 30, 1999.

	(ii) Agreement for the Sale of VCA 10 Contracts between Prudential, The Prudential Variable Contract Account 10 and Prudential Investment Management Services LLC.	Incorporated by reference to Exhibit 5(iv) to Post-Effective Amendment No. 29 to this Registration Statement, filed May 1, 1997

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(6)	(i)(a) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuities.	Incorporated by reference to Exhibit (6)(i)(a) to Post-Effective Amendment No. 9 to this Registration Statement, filed April 24, 1987.

	(i)(b) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuity contracts issued after May 1, 1987.	Incorporated by reference to Exhibit (6)(i)(b) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987.

	(i)(c) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuity contracts issued after May 1, 1988.	Incorporated by reference to Exhibit (6)(i)(c) to Post-Effective Amendment No. 11 to this Registration Statement, filed April 8, 1988.

	(i)(d) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuity contracts issued after May 1, 1990.	Incorporated by reference to Exhibit (6)(i)(d) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

	(i)(e) Specimen Copy of Group Annuity Amendment Form GAA-7793 for individual retirement annuity contracts issued before May 1, 1990.	Incorporated by reference to Exhibit (6)(i)(e) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

	(ii)(a) Specimen Copy of Group Annuity Contract Form GVA-120-82 for tax-deferred annuities with modifications for certain tax changes and the exchange offer.	Incorporated by reference to Exhibit (6)(ii)(a) to Post-Effective Amendment No. 9 to this Registration Statement, filed April 24, 1987.

	(ii)(b) Specimen Copy of Group Annuity Contract Form GVA-120-87 for tax-deferred annuity contracts issued after May 1, 1987.	Incorporated by reference to Exhibit (6)(ii)(b) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987.

	(ii)(c) Specimen Copy of Group Annuity Contract Form GVA-120-87 for tax-deferred annuity contracts issued after May 1, 1988.	Incorporated by reference to Exhibit (6)(ii)(c) to Post-Effective Amendment No. 11 to this Registration Statement, filed April 8, 1988.

	(ii)(d) Specimen Copy of Group Annuity Contract Form GVA-120-87 for tax-deferred annuity contracts issued after May 1, 1990.	Incorporated by reference to Exhibit (6)(ii)(d) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

	(ii) (e) Specimen Copy of Group Annuity Amendment Form GAA-7764 for tax-deferred annuity contracts issued before May 1, 1990.	Incorporated by reference to Exhibit (6)(ii)(e) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

	(iii)(a) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plans.	Incorporated by reference to Exhibit (6)(iii)(a) to Post-Effective Amendment No. 9 to this Registration Statement, filed April 24, 1987.

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(iii)(b) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plan contracts issued after May 1, 1987.	Incorporated by reference to Exhibit (6)(iii)(b) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987.

(iii)(c) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plan contracts issued after May 1, 1988.	Incorporated by reference to Exhibit (6)(iii)(c) to Post-Effective Amendment No. 11 to this Registration Statement, filed April 8, 1988.

(iii) (d) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plan contracts issued after May 1, 1990.	Incorporated by reference to Exhibit (6)(iii)(d) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

(iii)(e) Specimen Copy of Group Annuity Amendment Form GAA-7792 for deferred compensation plan contracts issued before May 1, 1990.	Incorporated by reference to Exhibit (6)(iii)(e) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

(iii)(f) Specimen Copy of Group Annuity Contract Form GAA-7900-DefComp for deferred compensation plan contracts issued before May 1, 1996.	Incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 28 to this Registration Statement, Filed February 28, 1997.

(iii)(g) Specimen Copy of Group Annuity Contract Form GAA-7900-DefComp-1 for deferred compensation plan contracts issued before May 1, 1996.	Incorporated by reference to Exhibit 11 to Post-Effective Amendment No. 28 to this Registration Statement, Filed February 28, 1997.

(iii)(h) Specimen Copy of Group Annuity Contract Form GAA-7900-Secular for deferred compensation plan contracts issued before May 1, 1996.	Incorporated by reference to Exhibit 12 to Post-Effective Amendment No. 28 to this Registration Statement, Filed February 28, 1997.

(iii)(i) Specimen Copy of Group Annuity Contract Form GAA-7900-Secular-1 for deferred compensation plan contracts issued before May 1, 1996.	Incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 28 to this Registration Statement, Filed February 28, 1997.

(iv) Specimen Copy of Group Annuity Contract Form GVA-110-82 for Keogh Plans.	Incorporated by reference to Exhibit (6)(iv) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987.

(v)(a) Specimen Copy of Group Annuity Contract Form GVA-7454 for Participants governed by the Texas Optional Retirement Program.	Incorporated by reference to Exhibit (4)(v) to Post-Effective Amendment No. 5 to this Registration Statement, filed April 30, 1985.

(v)(b) Modifications for certain tax changes.	Incorporated by reference to Exhibit (6)(v)(a) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987.

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	(vi) Specimen Copy of Group Annuity Contract Form GVA-1010 for non-qualified deferred compensation plans.	Incorporated by reference to Exhibit (6)(vi) to Post-Effective Amendment No. 11 to this Registration Statement, filed April 8, 1988.

(7)	Application and Enrollment Forms as revised for use after May 1, 1991.	Incorporated by reference to Exhibit (7) to Post-Effective Amendment No. 19 to this Registration Statement, filed April 29, 1991.

(8)	(i) Copy of the Charter of Prudential.	Incorporated by reference to Post-Effective Amendment No. 18 to Form S-1, Registration No. 33-20083-01, filed April 14, 2005 on behalf of the Prudential Variable Contract Real Property Account.

	(ii) Copy of the By-Laws of Prudential, as amended to and including May 12, 1998.	Incorporated by reference to Post-Effective Amendment No. Exhibit Item 26(f)(ii) of Post-Effective Amendment No. 29 to Form N-6, Registration No. 33-20000, filed April 21, 2006, on behalf of The Prudential Variable Appreciable Account.

(11)	(i) Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit (ll)(i) to Post-Effective Amendment No. 34 to this Registration Statement filed on April 28, 2000.

	(ii) First Amendment to Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit (ll)(ii) to Post-Effective Amendment No. 34 to this Regulation Statement filed on April 28, 2000.

	(iii) Second Amendment to Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit (ll)(iii) to Post-Effective Amendment No. 34 to this Registration Statement filed on April 28, 2000.

(12)	Opinion and Consent of Counsel.	Incorporated by reference to Exhibit 12 to Post-Effective Amendment No. 38 to this Registration Statement filed on April 30, 2002.

(13)	(i) Consents of independent registered public accounting firms.	Filed herewith.

	(ii) Powers of Attorney for Directors and Officers of Prudential.	Incorporated by reference to Form S-1, Registration No. 333-194368 filed March 6, 2014 on behalf of The Prudential Variable Contract Real Property Account.

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(16)	Calculation of Performance Data.	Performance information appears under the heading “Performance” in the Statement of Additional Information (Part B of this Registration Statement).

(17)	(i) Code of Ethics of The Prudential Variable Contract Account-10.	Incorporated by reference to Exhibit (p)(1) to Prudential Investment Portfolios 5 Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed via EDGAR on September 27, 2010 (File No. 333-82621).

	(ii) Personal Securities Trading Policy and Code of Ethics of Prudential, including the Manager and Distributor dated January 10, 2011.	Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A of Prudential Investment Portfolios 12, filed via EDGAR on June 1, 2011 (File No. 333-42705).

	(iii) Amended Code of Ethics of Jennison Associates LLC dated October 5, 2005.	Incorporated by reference to Exhibit 17(iii) to Post-Effective Amendment No. 42 to this Registration Statement filed on April 28, 2006.

ITEM 30.	DIRECTORS AND OFFICERS OF PRUDENTIAL

Information about Prudential’s Directors and Executive Officers appears under the heading “Information About Prudential — Executive Officers and Directors of The Prudential Insurance Company of America” in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 31.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is a separate account of The Prudential Insurance Company of America, (Prudential) a stock life insurance company organized under the laws of the State of New Jersey. Prudential has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. The subsidiaries of Prudential Financial Inc. (“PFI”) are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 27, 2014, the text of which is hereby incorporated by reference.

In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its other separate accounts, and in The Prudential Variable Contract Account 24, shares of The Prudential Series Fund, a Delaware trust. The balance of the shares are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account 2 and The Prudential Variable Contract Account-11, separate accounts of Prudential registered as open-end, diversified management investment companies under the Investment Company Act of 1940, and with The Prudential Variable Contract Account 24, a separate account of Prudential registered as a unit investment trust. Prudential is a New

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Jersey stock life insurance company. Prudential has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, a New Jersey insurance holding company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

ITEM 32.	NUMBER OF CONTRACTOWNERS

As of January 31, 2014, the number of contract owners of qualified and non-qualified contracts offered by Registrant was 323.

ITEM 33.	INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of The Prudential Insurance Company of America (Prudential), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s By-law Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit Item 26(f)(ii) of Post-Effective Amendment No.32 to Form N-6, Registration No. 33-20000, filed April 21, 2009, on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 34.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a) Prudential Investments LLC (PI)

The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (file No. 801-31104).

(b) Jennison Associates LLC

The business and other connections of the directors and executive officers of Jennison Associates LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-5608), as most recently amended, the text of which is hereby incorporated by reference.

ITEM 35.	PRINCIPAL UNDERWRITER

(a) Prudential Investment Management Services LLC (PIMS)

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PIMS is distributor for The Prudential Investment Portfolios, Inc., Prudential Investment Portfolios 2, Prudential Investment Portfolios 3, Prudential Investment Portfolios Inc. 14, Prudential Investment Portfolios 4, Prudential Investment Portfolios 5, Prudential MoneyMart Assets, Inc., Prudential Investment Portfolios 6, Prudential National Muni Fund, Inc., Prudential Jennison Blend Fund, Inc., Prudential Jennison Mid-Cap Growth Fund, Inc., Prudential Investment Portfolios 7, Prudential Investment Portfolios 8, Prudential Jennison Small Company Fund, Inc., Prudential Investment Portfolios 9, Prudential World Fund, Inc., Prudential Investment Portfolios, Inc. 10, Prudential Jennison Natural Resources Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Investment Portfolios 12, Prudential Investment Portfolios, Inc. 15, Prudential Investment Portfolios 16, Prudential Investment Portfolios, Inc. 17, Prudential Investment Portfolios 18, Prudential Sector Funds, Inc. Prudential Short-Term Corporate Bond Fund, Inc., The Target Portfolio Trust, and The Prudential Series Fund.

PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account and PRIAC Variable Contract Account A.

(b) The business and other connections of PIMS’ sole member (PIFM Holdco LLC) and principal officers are listed in its Form BD as currently on file with the Securities and Exchange Commission (BD No. 18353), the text of which is hereby incorporated by reference.

(c) Reference is made to the Sections entitled “Prudential” and “Contract Charges” the prospectus (Part A of this Registration Statement) and “Sale of Contracts” in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 36.	LOCATION OF ACCOUNTS AND RECORDS

The names and addresses of the persons who maintain physical possession of the accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are:

The Prudential Insurance Company of America

751 Broad Street

Newark, New Jersey 07102-3777

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

The Prudential Insurance Company of America

56 North Livingston Avenue

Roseland, New Jersey 07068

The Prudential Insurance Company of America

c/o Prudential Defined Contribution Services

30 Scranton Office Park

Scranton, Pennsylvania 18507-1789

State Street Bank and Trust Company

127 West 10th Street

Kansas City, Missouri 64105-1716

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VCA 10 has entered into a Subadvisory Agreement with Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017.

ITEM 37.	MANAGEMENT SERVICES

Not Applicable

ITEM 38.	UNDERTAKINGS

The Prudential Insurance Company of America (Prudential) represents that the fees and charges deducted under the Contract in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section. Registrant also undertakes (1) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old as long as payment under the contracts may be accepted; (2) to affix to the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information or to include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information; and (3) to deliver any Statement of Additional Information promptly upon written or oral request.

Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

REPRESENTATION PURSUANT TO RULE 6C-7

Registrant represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 in connection with the sale of its group variable contracts to participants in the Texas Optional Retirement Program. Registrant also represents that it has complied with the provisions of paragraphs (a) – (d) of the Rule.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 15th day of April, 2014.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10

* Stuart S. Parker
President of the VCA-10 Committee

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date
* Ellen S. Alberding	Committee Member
* Linda W. Bynoe	Committee Member
*Scott E. Benjamin	Committee Member and Vice President
* Keith F. Hartstein	Committee Member
*Douglas H. McCorkindale	Committee Member
*Stuart S. Parker	Committee Member and President (Principal Executive Officer)
* James E. Quinn	Committee Member
*Richard A. Redeker	Committee Member
*Robin M. Smith	Committee Member
*Stephen G. Stoneburn	Committee Member
*Kevin J. Bannon	Committee Member
*Michael S. Hyland	Committee Member
*Stephen P. Munn	Committee Member
*Grace C. Torres	Treasurer and Principal Financial and Accounting Officer
* By: /s/ Jonathan D. Shain Jonathan D. Shain	Attorney-in-Fact	April 15, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, The Prudential Insurance Company of America has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on this 15th day of April, 2014.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

* Joan L. Bozek
Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following Directors and Officers of The Prudential Insurance Company of America in the capacities and on the dates indicated.

Signature	Title	Date
*John R. Strangfeld, Jr.	Chairman of the Board, Chief Executive Officer and President

*Thomas J. Baltimore, Jr.	Director

*Gordon W. Bethune	Director

*Gaston Caperton	Director

*Robert M. Falzon	Executive Vice President and Chief Financial Officer

*Gilbert F. Casellas	Director

*James G. Cullen	Director

*Mark B. Grier	Director

*Constance J. Horner	Director

*Martina Hund-Mejean	Director

*Karl J. Krapek	Director

*Christine A. Poon	Director

*Douglas A. Scovanner	Director

*James A. Unruh	Director

By: /s/ Jonathan D. Shain Jonathan D. Shain	Attorney-in-Fact	April 15, 2014

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The undersigned Directors, Trustees and Officers of the Prudential Investments Mutual Funds, the Target Funds and The Prudential Variable Contract Accounts 2, 10 and 11 (collectively, the “Funds”), hereby constitute, appoint and authorize each of, Andrew French, Claudia DiGiacomo, Deborah A. Docs, Raymond A. O’Hara, Amanda S. Ryan, and Jonathan D. Shain, as true and lawful agents and attorneys-in-fact, to sign, execute and deliver on his or her behalf in the appropriate capacities indicated, any Registration Statements of the Funds on the appropriate forms, any and all amendments thereto (including pre- and post-effective amendments), and any and all supplements or other instruments in connection therewith, including Form N-PX, Forms 3, 4 and 5, as appropriate, to file the same, with all exhibits thereto, with the U.S. Securities and Exchange Commission (the “SEC”) and the securities regulators of appropriate states and territories, and generally to do all such things in his or her name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933, section 16(a) of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, all related requirements of the SEC and all requirements of appropriate states and territories. The undersigned do hereby give to said agents and attorneys-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned do hereby approve, ratify and confirm all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

/s/ Ellen S. Alberding	/s/ Stephen P. Munn
Ellen S. Alberding	Stephen P. Munn

/s/ Kevin J. Bannon	/s/ Stuart S. Parker
Kevin J. Bannon	Stuart S. Parker

/s/ Scott E. Benjamin	/s/ James E. Quinn
Scott E. Benjamin	James E. Quinn

/s/ Linda W. Bynoe	/s/ Richard A. Redeker
Linda W. Bynoe	Richard A. Redeker

/s/ Keith F. Hartstein	/s/ Robin B. Smith
Keith F. Hartstein	Robin B. Smith

/s/ Michael S. Hyland	/s/ Stephen Stoneburn
Michael S. Hyland	Stephen Stoneburn

/s/ Douglas H. McCorkindale	/s/ Grace C. Torres
Douglas H. McCorkindale	Grace C. Torres

Dated: September 18, 2013

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THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10

Exhibit Index

Item 29(b) Exhibit Number	Description

(13)(i)	Consents of independent registered public accounting firms

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